SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(A)
of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐  Soliciting Material Pursuant to Section 240.14a-12

Alanco Technologies, Inc.
______________________________________
(Name of Registrant as Specified in its Charter)

_________________________________________________________
Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        (1)       Title of each class of securities to which transaction applies:
          _______________________________________________
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_______________________________________________
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                  _______________________________________________
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_______________________________________________
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ALANCO TECHNOLOGIES, INC.
15575 North 83rd Way, Suite 3
Scottsdale, Arizona 85260
(480) 607-1010
___________________________________

PROXY STATEMENT
___________________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held May 10, 2011

TO THE SHAREHOLDERS OF ALANCO TECHNOLOGIES, INC.

NOTICE HEREBY IS GIVEN that the Annual Meeting of Shareholders of Alanco Technologies, Inc., an Arizona corporation (“Alanco” or the "Company"), will be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on May 10, 2011, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof, for the purpose of considering and acting upon the following Proposals:

Proposal No. 1    ELECTION OF DIRECTORS

Proposal No. 2    RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT
                              REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 3   APPROVAL OF THE ALANCO 2011 STOCK INCENTIVE PLAN

Proposal No. 4  APPROVAL TO SELL SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY BY SELLING SUBSTANTIALLY ALL THE ASSETS OF STARTRAK
                            SYSTEMS, LLC, A WHOLLY OWNED SUBSIDIARY OF THE COMPANY, TO ORBCOMM INC. PURSUANT TO TERMS AND CONDITIONS OF THE ASSET
                            PURCHASE AGREEMENT AMONG THE COMPANY, STARTRAK AND ORBCOMM.

Holders of the outstanding Common Stock and Preferred Stock of the Company of record at the close of business on March 28, 2011, will be entitled to notice of and to vote at the Meeting or at any adjournment or postponement thereof.

All shareholders, whether or not they expect to attend the Annual Meeting of Shareholders in person, are urged to sign and date the enclosed Proxy and return it promptly in the enclosed postage-paid envelope which requires no additional postage if mailed in the United States.  The giving of a proxy will not affect your right to vote in person if you attend the Meeting.

BY ORDER OF THE BOARD OF DIRECTORS.

Scottsdale, Arizona                                                                                          ROBERT R. KAUFFMAN
April 11, 2011                        CHIEF EXECUTIVE OFFICER

    JOHN A. CARLSON
    CHIEF FINANCIAL OFFICER

ALANCO TECHNOLOGIES, INC.
15575 North 83rd Way, Suite 3
Scottsdale, Arizona 85260
(480) 607-1010

______________________________

PROXY STATEMENT
______________________________

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 10, 2011

GENERAL INFORMATION

The enclosed Proxy is solicited by and on behalf of the Board of Directors of Alanco Technologies, Inc., an Arizona corporation (the "Company"), for use at the Company's Annual Meeting of Shareholders to be held at 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260, on the 10th day of May 2011, at 10:00 a.m., Mountain Standard Time, and at any adjournment or postponement thereof.

The expense of soliciting proxies, including the cost of preparing, assembling and mailing this proxy material to shareholders, will be borne by the Company.  It is anticipated that solicitations of proxies for the Meeting will be made only by use of the mails; however, the Company may use the services of its Directors, Officers and employees to solicit proxies personally or by telephone without additional salary or compensation to them.  Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the Company's shares held of record by such persons, and the Company will reimburse such persons for their reasonable out-of-pocket expenses incurred by them in that connection.

Shares not voting as a result of a proxy not marked or marked to abstain will be counted as part of total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.  Shares registered in the name of a broker-dealer or similar institution for beneficial owners to whom the broker-dealer distributed notice of the Annual Meeting and proxy information and which such beneficial owners have not returned proxies or otherwise instructed the broker-dealer as to voting of their shares, will be counted as part of the total shares voting in order to determine whether or not a quorum has been achieved at the Meeting.

All shares represented by valid proxies will be voted in accordance therewith at the Meeting unless such proxies have previously been revoked.  Proxies may be revoked at any time prior to the time they are voted by: (a) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; or (b) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or (c) attending the meeting and voting your proxy in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

The following Appendices are included as part of this Proxy Statement:
    Appendix A - Asset Purchase Agreement
    Appendix B - Certificate of Designation of Series A Convertible Preferred Stock of ORBCOMM INC.
    Appendix C - Escrow Agreement
    Appendix D - Registration Rights Agreement
    Appendix E - Alanco Technologies, Inc. 2011 Stock Incentive Plan
    Appendix F - Alanco Technologies, Inc. Form 10-K for the fiscal year ended June 30, 2010
    Appendix G - Alanco Technologies, Inc. Form 10-Q for the quarter ended December 31, 2010

PROPOSALS TO BE ACTED UPON AT THE MEETING

Proposal No. 1    ELECTION OF DIRECTORS

Proposal No. 2    RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT
                              REGISTERED PUBLIC ACCOUNTING FIRM

Proposal No. 3   APPROVAL OF THE ALANCO 2011 STOCK INCENTIVE PLAN

Proposal No. 4  APPROVAL TO SELL SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY BY SELLING SUBSTANTIALLY ALL THE ASSETS OF STARTRAK
                            SYSTEMS, LLC, A WHOLLY OWNED SUBSIDIARY OF THE COMPANY, TO ORBCOMM INC. PURSUANT TO TERMS AND CONDITIONS OF THE ASSET
                            PURCHASE AGREEMENT AMONG THE COMPANY, STARTRAK AND ORBCOMM.

SUMMARY OF TERMS OF PROPOSAL No. 4

The summary that follows highlights selected information contained elsewhere in this Proxy Statement.  It may not contain all of the information that is important to you.  To fully understand the sale of substantially all of the Company’s assets, and for a more complete description of the Asset Sale and related matters, you should carefully read this entire Proxy Statement, including the Asset Purchase Agreement and other documents, included in the appendices and incorporated by reference.

Contact Information (see page 22)
Description of the Businesses of the Parties (see page 23)

•	Alanco Technologies, Inc. was incorporated in 1969 under the laws of the State of Arizona. Unless otherwise noted, the “Company” or “Alanco” refers to Alanco Technologies, Inc.

•	Alanco provides wireless monitoring and asset management solutions through its StarTrak Systems, LLC subsidiary.

•
StarTrak Systems, LLC , or “StarTrak,” located in Morris Plains, NJ, is the dominant provider of tracking, monitoring and control services to the refrigerated or “Reefer” segment of the transportation marketplace, enabling customers to increase efficiency and reduce costs of the refrigerated supply chain.  As an innovator and leader in tracking, monitoring and controlling refrigerated trucks, trailers, containers and container gensets, StarTrak’s ReeferTrak® RT6000 and GenTrak™ RT6000 deliver unmatched capabilities for wireless active control of the reefer environment using satellite and/or cellular wireless communication networks.

ORBCOMM Inc. (“ORBCOMM”), a Delaware corporation, is a satellite-based data communications company that operates a two-way global wireless data messaging system optimized for narrowband data communication. ORBCOMM also provides terrestrial-based cellular communication services through reseller agreements with major cellular wireless providers. ORBCOMM provides services through a constellation of 27 owned and operated low-Earth orbit satellites and accompanying ground infrastructure through which small, low power, fixed or mobile satellite subscriber communicators and cellular wireless subscriber identity modules, or SIMS, connected to the cellular wireless provider’s network, that can be connected to other public or private networks, including the Internet (collectively, the “ORBCOMM System”).

Past Contacts and Negotiations (see page 24)

Reason for Sale (see page 25)

•
Through December 31, 2010, Alanco has reported recurring losses from our corporate operations, including our StarTrak Systems subsidiary.  Since its acquisition by Alanco in June of 2006, StarTrak has reported cumulative operating losses of approximately $7.5 million, including operating losses in excess of $1 million for the initial six months of the current fiscal year ending June 30, 2011.  During this current fiscal year, we have had difficulty meeting our working capital requirements with current cash reserves, cash generated from operations, or borrowing under our credit line.  Due to our extended financial condition, along with other factors, including our inability to raise additional debt or equity capital on terms we feel commercially acceptable, management and our Board of Directors deemed it advisable and in the best interests of our stockholders to accept an offer from ORBCOMM to sell substantially all of StarTrak assets in accordance with the terms of the Asset Purchase Agreement and to consummate the Asset Sale.

Terms of the Transaction (see Page 25)

•	Assets to be Sold. Substantially all of the assets of StarTrak will be sold to ORBCOMM, or its wholly owned subsidiary formed specifically to receive the assets, STK Acquisition, LLC.
•	Purchase Price. Total consideration payable to Alanco by ORBCOMM at the closing for substantially all of the net assets of StarTrak of approximately $18.2 million is composed of:

1.	Approximately $2 million in cash less any amount due under a term loan agreement;
2.	ORBCOMM acquisition and discharge of $3.9 million in principal under the Company’s term loan agreement;
3.	Delivery of $2.25 million face amount in Alanco Series E Convertible Preferred Stock held by ORBCOMM;
4.
Delivery of approximately 1.2 million shares of Alanco Class A Common Stock valued at approximately $1.59 million.  The valuation was based upon the closing market price at date of signing of the definitive Asset Purchase Agreement;

5.
Delivery of approximately 2.245 million shares of ORBCOMM common stock valued at approximately $6.74 million determined by multiplying the number of shares at market value upon execution of the definitive Asset Purchase Agreement; and

6.	The issuance and delivery to Alanco of approximately $1.8 million in face value of perpetual convertible preferred stock of ORBCOMM.
7.
In addition to the approximate $18.2 million purchase price, the consideration may also include up to approximately $1.2 million in additional payments of cash or ORBCOMM common stock, at ORBCOMM’s option, contingent on StarTrak’s calendar year 2011 revenue milestones.  The Agreement also provides for a working capital adjustment based upon the change in working capital (as defined) of StarTrak from November 30, 2010 through the Effective Date of the closing that is not considered in the $18.2 million of total consideration.

Closing (see Page 28)

•
The closing of the transaction is conditioned upon normal occurrence for similar transactions, such as the accuracy of the parties’ representations and warranties at closing, obtaining necessary third-party consents, and lack of injunctions or similar restraints, as well as the simultaneous closing of related third-party agreements including (i) an agreement whereby ORBCOMM acquires the lender’s interest in the $3,900,000 Loan Agreement between Alanco and StarTrak as borrower, and the Anderson Family Trust, as lender, (ii) an agreement pursuant to which ORBCOMM acquires all of the Alanco common stock owned by the Anderson Family Trust and affiliates, and (iii) an agreement pursuant to which ORBCOMM acquires all of the Alanco common stock owned by Timothy Slifkin and Thomas Robinson.

•	The Agreement provides that Alanco’s obligation to close is contingent upon obtaining approval of Alanco’s shareholders of the transactions contemplated by the Agreement.

Material Terms of the Asset Purchase Agreement (see Page 28)

•
The definitive Asset Purchase Agreement sets forth the various rights and obligations of the parties to the agreement.  In addition, the Asset Purchase Agreement contains customary representations, warranties and covenants of the Company, StarTrak and ORBCOMM.

Shareholder Voting (See Page 30)

•	In the event that a majority of the shares eligible to vote approve Proposal No. 4, Alanco intends to complete the transaction as detailed in the Agreement.

Use of Proceeds; Our business after the Sale (see Page 29)

•	The Company, and not our stockholders, will receive all of the net proceeds from the Asset Sale. We anticipate using the net proceeds from the Asset Sale in one or more of the following ways:
1.	Repayment of any remaining unpaid interest bearing debt;
2.	Explore potential opportunities for an acquisition or merger transaction with an operating company, or;
3.	A potential distribution of all or a portion of our net assets to shareholders.

•
After completion of the Asset Sale, we will continue to operate as a public company, but we will have no on-going operations.  We are unable to assure our stockholders that we will continue to trade on the NASDAQ market because without acquiring or merging with an operating company, we cannot maintain our NASDAQ listing.  We have not made any definitive determination about our future business plans once the Asset Sale is consummated.  The Company’s directors will evaluate all possible options, including an acquisition and/or merger with an operating business whereby our shareholders would retain an ownership interest in a new “public” corporation with opportunity for future enhanced value.

Risk Factors (see Page 29)

•
Investing in our securities involves significant risks.  Please see the risk factors under the heading “Risk Factors” in our most recent Annual Report on Form 10-K as revised or supplemented by our Quarterly Reports on Form 10-Q filed with the SEC since the filing of our most recent Annual Report on Form 10-K, each of which is on file with the SEC.  Before casting your vote with respect to this Proxy Statement, you should carefully consider these risks as well as other information we include or incorporate by reference in this Proxy Statement.  The risks and uncertainties we have described are not the only ones facing our company.  Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business operations.  In addition, because we will receive a substantial number of ORBCOMM shares in exchange for the assets of StarTrak, you should also consider the Risk Factors in ORBCOMM’s most recent Annual Report on Form 10-K, as revised or supplemented by ORBCOMM’s Quarterly Reports on Form 10-Q filed with the SEC since the filing of its most recent Annual Report on Form 10-K, each of which is on file with the SEC and is incorporated by reference in this Proxy Statement.

Recommendation of the Board (see Page 30)

•	The Board of Directors recommends that shareholders vote "For” the proposal to sell substantially all of the assets of its wholly owned subsidiary, StarTrak Systems, LLC, to ORBCOMM Inc.

SHARES OUTSTANDING AND VOTING RIGHTS

Effective August 26, 2010, the Company effected a 1:8 reverse stock split.  All references to both number of shares and price per share of Class A Common Stock issued and outstanding, options and warrants granted, and common stock equivalent shares are presented herein on a post-split basis.

Voting rights are vested in the holders of the Company’s Common Stock and Preferred Stock.  Only shareholders of record at the close of business on March 28, 2011, are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof.  As of March 28, 2011, the Company had 5,534,552 shares of Class A Common Stock issued and outstanding, 116,800 shares of Series B Convertible Preferred Stock issued and outstanding,  82,393 shares of Series D Preferred Stock issued and outstanding, and 725,000 shares of Series E Convertible Preferred Stock issued and outstanding.  Each Class A Common share is entitled to one vote, each share of Series B Convertible Preferred stock is entitled to .65 votes (the equivalent number of common shares into which the Series B Convertible Preferred Stock is convertible), each share of Series D Preferred Stock is entitled to 2.5 votes, and each share of Series E Convertible Preferred Stock is entitled to 1.5 votes.  If the number of common shares into which the Series B Preferred Stock is convertible and the voting rights of the Series D Preferred Stock and Series E Convertible Preferred Stock are considered, the total shares eligible to vote on the record date are 6,903,954 shares (“Total Voting Rights”), each of which is entitled to one vote on all matters to be voted upon at the Meeting, including the election of Directors.  No fractional shares are outstanding.  A majority of the Company's outstanding voting stock represented in person or by proxy shall constitute a quorum at the Meeting.  The affirmative vote of a majority of the votes cast, providing a quorum is present, is necessary to approve each proposal, except Proposal No. 4 which must receive a majority of the total votes eligible to vote for approval.

Each shareholder present, either in person or by proxy, will have cumulative voting rights with respect to the election of Directors.  Under cumulative voting, each shareholder is entitled to as many votes as is equal to the number of voting rights of the Company held by the shareholder on the Record Date multiplied by the number of directors to be elected, and such votes may be cast for any single nominee or divided among two or more nominees.  The five nominees receiving the highest number of votes will be elected to the Board of Directors.  There is no conditions precedent to the exercise of cumulative voting rights.  Unless otherwise instructed in any proxy, the persons named in the form of proxy which accompanies this Proxy Statement (the "Proxy Holders") will vote the proxies received by them for the Company’s five nominees set forth in "Election of Directors" below.  If additional persons are nominated for election as directors, the Proxy Holders intend, unless otherwise instructed in any proxy, to vote all proxies received by them in such manner in accordance with cumulative voting as will assure the election of as many of the Company's nominees as possible, and, in such event, the specific nominees for whom votes will be cast will be determined by the Proxy Holders.  If authority to vote for any nominee of the Company is withheld in any proxy, the Proxy Holders intend, unless otherwise instructed in such proxy, to vote the shares represented by such proxy, in their discretion, cumulatively for one or more of the other nominees of the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND OF MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco Voting Rights as of March 28, 2011.  Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer and Timothy P. Slifkin, Director and StarTrak Chief Technology Officer, is also shown in the table in the following section, Current Directors and Executive Officers.

Five Percent Owners

		Class A
		Common		Preferred			Exercisable	Total	Total
		Shares	Series	Shares		Total	Stock	Voting	Stock,
		Owned	D and E	Owned		Voting	Options,	Rights	Options &
	Class A	Percent	Preferred	Percent		Rights	Warrants and	and	Warrants
	Common	of	Shares	Of	Total	Owned	Loan	Options	Percent of
	Shares	Class	Owned	Class	Voting	Percent	Conversion	&	Voting
	Owned	(6)	(7)	(7)	Rights (8)	of Class	Rights	Warrants	Rights (8)

ORBCOMM Inc (1)	53,906	0.97%	500,000	68.97%	803,906	11.64%	-	803,906	11.64%
Donald E. Anderson (2)	597,106	10.79%	-	-	597,106	8.65%	773,002	1,370,108	17.85%
Robert R. Kauffman (3)	232,914	4.21%	15,000	2.07%	255,414	3.70%	191,250	446,664	6.30%
Timothy P. Slifkin (4)	290,098	5.24%	13,402	16.27%	323,603	4.69%	50,313	373,916	5.38%
The Rhino Fund, LLP (5)	234,870	4.24%	50,000	60.68%	359,870	5.21%	-	359,870	5.21%

(1)
Per Schedule SC 13D/A filed with the SEC on February 28, 2011, ORBCOMM Inc. is the owner of 500,000 shares of the Company’s Series E Convertible Preferred Stock with voting rights of 750,000 shares and an additional 53,906 shares of Class A Common Stock.  The address for ORBCOMM Inc. is 2115 Linwood Avenue, Suite 100, Fort Lee, NJ 07024.

(2)
The number of shares, options and warrants owned includes:  The Anderson Family Trust, owner of 394,043 shares of Alanco Class A Common Stock, rights to 729,927 shares of Class A common Stock upon election to convert $1 million of the Line of Credit, at $1.37 per share, provided by the Anderson Family Trust to the Company; Programmed Land, Inc., owner of 202,063 shares of Alanco Class A Common Stock; all of which Mr. Anderson claims beneficial ownership; and 1,000 shares of Alanco Class A Common Stock and 43,075 exercisable options owned by Mr. Anderson.  Mr. Anderson’s address is 12000 North 90th Street, #1027, Scottsdale, Arizona 85260.

(3)
The 15,000 shares of Series E Convertible Preferred Stock owned by Mr. Kauffman represent 2.07% of the total Series E Convertible Preferred shares outstanding.   The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

(4)
In addition to the stock options shown above, Timothy P. Slifkin, Chief Technology Officer of StarTrak Systems, LLC, has 8,437 non-vested options with a vesting schedule ranging from July 13, 2011 to July 13, 2013.  The 13,402 shares of Series D Preferred Stock beneficially owned by Mr. Slifkin represent 16.27% of the total Series D Preferred shares outstanding.  The address for Mr. Slifkin is: c/o StarTrak Systems, LLC, 408 The American Road, Morris Plains, NJ 07950.

(5)
The 50,000 shares of Series D Preferred Stock owned by The Rhino Fund, LLLP, managed by Rhino Capital, Inc., a private capital management company, represent 60.68% of the total Series D Preferred shares outstanding.  The address for Rhino Capital, Inc. is 32065 Castle Court, Suite 100, Evergreen, CO  80439.

(6)
The percentages for Class A Common Stock shown are calculated based upon 5,534,552 shares of Class A Common Stock outstanding on March 28, 2011.  The percentages for Total Voting Rights are calculated based upon 6,903,954 voting rights on March 28, 2011.

(7)
Preferred Shares include Series D Preferred Stock, each share of which has 2.5 votes in matters submitted to shareholders for a vote.  As of March 28, 2011, there are 82,393 shares of Series D Preferred Stock outstanding.  Preferred Shares also include Series E Convertible Preferred Stock, each share of which has 1.5 votes in matters submitted to shareholders for a vote.  As of March 28, 2011, there are 725,000 shares of Series E Convertible Preferred Stock outstanding.  The 5% owners do not own any shares of the Series B Convertible Preferred Stock.

(8)
In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of voting rights shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of voting rights shares owned by any other stockholders.

Current Directors and Executive Officers

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Class A Common Stock and Preferred Stock beneficially owned as of March 28, 2011, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose.  Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.

Securities of the Registrant Beneficially Owned (1)

								Stock		Total
	Class A		Shares	Series D	Shares		Shares	Options &	Total	Stock,
	Common		Owned	And E	Owned	Total	Owned	Warrants	Voting	Options
	Stock		Percent	Preferred	Percent	Voting	Percent	Exercisable	Rights &	& Warrants
Name of	Shares		of Class	Shares	of Class	Rights	of Class	@ 03/28/11	Options &	Percent of
Beneficial Owner (2)	Owned		(7)	Owned	(7)	Owned	(7)	+ 60 days (8)	Warrants	Class (9)

Robert R. Kauffman (3)	232,914		4.21%	15,000	2.07%	255,414	3.70%	191,250	446,664	6.30%
Director/COB/CEO
John A. Carlson	37,917		0.69%	0	0.00%	37,917.55%		102,875	140,792	2.01%
Director/EVP/CFO
Harold S. Carpenter	329	(5)	0.01%	0	0.00%	329	0.00%	41,750	42,079	0.61%
Director
James T. Hecker	12,187	(6)	0.22%	0	0.00%	12,187	0.18%	39,000	51,187	0.74%
Director
Timothy P. Slifkin	290,098		5.24%	13,402	16.27%	323,603	4.69%	50,313	373,916	5.38%
Director/CTO StarTrak
Thomas C. LaVoy	19,310		0.35%	10,378	12.60%	45,255	0.66%	37,750	83,005	1.20%
Director
Donald E. Anderson (4)	597,106		10.79%	0	0.00%	597,106	8.65%	773,002	1,370,108	17.85%
Director through 10-4-10
Kevin Dahill	0		0.00%	0	0.00%	0	0.00%	50,000	50,000	0.72%
CEO StarTrak
Thomas A. Robinson	190,919		3.45%	8,613	10.45%	212,452	3.08%	54,063	266,515	3.83%
EVP – StarTrak

Officers and Directors	1,380,780		24.95%	47,393	5.87%	1,484,263	21.50%	1,340,003	2,824,266	34.2%
as a Group (9 individuals)

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally indicates voting or investment power with respect to securities.  In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned.  Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)	COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer and CTO is Chief Technology Officer.

(3)	The 15,000 shares of Series E Convertible Preferred Stock owned by Mr. Kauffman represent 2.07% of the total Series E Convertible Preferred shares outstanding.

(4)
The number of shares, options and warrants owned includes:  The Anderson Family Trust, owner of 394,043 shares of Alanco Class A Common Stock, rights to 729,927 shares of Class A common Stock upon election to convert $1 million of the Line of Credit, at $1.37 per share, provided to the Company; Programmed Land, Inc., owner of 202,063 shares of Alanco Class A Common Stock; all of which Mr. Anderson claims beneficial ownership; and 1,000 shares of Alanco Class A Common Stock and 43,075 exercisable options owned by Mr. Anderson.

(5)	Excludes 91,056 shares of Class A Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer. Mr. Carpenter disclaims beneficial ownership of such shares.

(6)
Excludes 234,870 shares of Class A Common Stock and 50,000 shares of Series D Preferred Stock owned by The Rhino Fund, LLP.  The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel.  Mr. Hecker disclaims beneficial ownership of such shares.

(7)
The percentages for Class A Common Stock shown are calculated based upon 5,534,552 shares of Class A Common Stock outstanding on March 28, 2011.  The percentages for Series D Preferred Stock are calculated based upon 82,393 shares of Series D Preferred Stock outstanding on March 28, 2011, each share of which has 2.5 votes in matters submitted to shareholders for a vote.  The percentages for Series E Convertible Preferred Stock are calculated based upon 725,000 shares of Series E Convertible Preferred Stock outstanding on March 28, 2011, each share of which has 1.5 votes in matters submitted to shareholders for a vote.  The percentages for Total Voting Rights are calculated based upon 6,903,954 voting rights as of March 28, 2011.

(8)
Represents unexercised stock options and warrants issued to named executive officers and directors.  All options and warrants listed that were issued to the executive officers and directors were exercisable in the period indicated.  In addition, Timothy Slifkin also holds the following options:  4,687 options exercisable in fiscal year 2012, 2,187 options exercisable in fiscal year 2013, 1,563 options exercisable in fiscal year 2014.   Thomas Robinson also holds additional options for 4,687 shares exercisable in fiscal year 2012, 2,187 options exercisable in fiscal year 2013, and 1,563 options exercisable in fiscal year 2014. Kevin Dahill also holds options for 25,000 exercisable in fiscal year 2011 and 25,000 exercisable in fiscal year 2012.

(9)
The number and percentages shown include the voting rights shares actually owned as of March 28, 2011 and the shares of common stock that the identified person or group had a right to acquire within 60 days after March 28, 2011.  The percentages shown are calculated based upon 6,903,954 voting rights as of March 28, 2011.  In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other stockholders.

Meetings and Committees of the Board of Directors

The Board of Directors has a Compensation/Administration Committee, which was formed in 1995 and is comprised of Messrs. Harold S. Carpenter and James T. Hecker, who are independent directors of the Company.  The Compensation/Administration Committee recommends to the Board the compensation of executive officers and serves as the Administrative Committee for the Company's Stock Option Plans.  The Compensation/Administration Committee met three times during the fiscal year ended June 30, 2010.

The Board of Directors also has an Audit/Corporate Governance Committee.  The Audit Committee was originally formed in 1995.  In September 2004, the Board of Directors approved a name change for the committee to Audit/Corporate Governance Committee to more accurately reflect the additional duties and responsibilities of the committee as required by the Sarbanes-Oxley Act of 2002.  The Audit/Corporate Governance Committee, comprised of Messrs. Harold S. Carpenter, James T. Hecker, and Thomas C. LaVoy, all of whom are independent non-employee directors of the Company who have significant business experience and are deemed to be financially knowledgeable, serves as a liaison between the Board and the Company's independent auditor.  The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal controls, and the Company’s processes for monitoring compliance with Company policies.  The Audit/Corporate Governance Committee reviews with the Company’s independent auditors the scope of the audit for the year, the results of the audit when completed, and the independent auditor’s fee for services performed.  The Audit/Corporate Governance Committee also recommends independent auditors to the Board of Directors and reviews with management various matters related to its internal accounting controls.  The Audit/Corporate Governance Committee is comprised of independent members as defined under the National Association of Securities Dealers listing standards.  In addition to conference calls with audit committee members and the Company’s independent auditors, the Audit/Corporate Governance Committee met three times during the fiscal year ended June 30, 2010.

The final Board committee is the Nominating/Independent Directors Committee, which is comprised of Messrs. Harold S. Carpenter, James T. Hecker and Thomas C. LaVoy, all members of the Company’s Board of Directors who have been determined by the Board to meet the qualification as “independent” directors as set forth in Rule 10A-3 of the Exchange Act.  Mr. Donald Anderson was also on the Nominating/Independent Directors Committee until his resignation on October 4, 2010.  Per Board resolution, the Nominating/Independent Directors Committee approves all nominations for membership to the Company’s Board of Directors.  In addition, the Nominating/Independent Directors Committee meets in regularly scheduled executive sessions at which only the independent directors are present.

All meetings held by the Board of Directors’ committees were attended by each of the directors serving on such committees.

The Company's Board of Directors held three meetings during the fiscal year ended June 30, 2010, at which time all Directors were present except for Don Anderson, who was absent from one of the three meetings.  All current members of the Board of Directors’ committees are expected to be nominated for re-election at a meeting of the Board of Directors following the annual meeting.

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).  Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5’s were required, the Company believes that as of the date of this filing, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2010, 2009 and 2008  to the Company's Chief Executive Officer, Chief Financial Officer, President of the Company’s subsidiary, Alanco/TSI PRISM, Inc. (ATSI), StarTrak Systems, LLC (STS), Chief Technology Office of STS and Executive Vice President of the Company’s subsidiary, STS, whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers").  No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.

		Annual Compensation			Long-Term Compensation
Name and				Other (1)	Securities (# shares)
Principal		Annual		Annual	Underlying Options
Position		Salary	Bonus	Compensation $	Granted during FY

Robert R. Kauffman, C.E.O. FY 2010		$185,229	None	$17,400	25,000
FY 2009		233,750	None	17,400	31,250
FY 2008		247,500	None	17,400	25,000
John A. Carlson, C.F.O.
FY 2010		165,104	None	10,051	15,625
FY 2009		208,250	None	10,483	15,000
FY 2008		220,500	None	10,405	12,500
Greg M. Oester, President, ATSI (4)
FY 2010		72,328	None	None	6,250
FY 2009		135,831	None	None	6,250
FY 2008		139,050	None	None	6,250
Timothy P. Slifkin, Chief Technology Officer, STS
FY 2010		140,000	None	1,400	6,250
FY 2009	(2)	151,667	None	1,517	3,125
FY 2008		333,333	None	3,081	12,500
Thomas A. Robinson, Exec V.P., STS
FY 2010		140,000	None	1,400	6,250
FY 2009	(3)	151,667	None	1,517	3,125
FY 2008		343,333	None	3,104	12,500

(1)	Represents supplemental executive benefit reimbursement for the year and Company matching for Alanco's 401(K) Profit Sharing Plan.
(2)	Includes $156,665 compensation accrued in prior years but paid during fiscal 2008.
(3)	Includes $166,666 compensation accrued in prior years but paid during fiscal 2008.
(4)	Mr. Oester's fiscal year 2010 compensation is for part of the year as he terminated his position effective March 31, 2010.

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2010, to each of the Named Executive Officers and/or Directors and to all other employees as a group.  No stock appreciation rights ("SARs") have been granted by the Company.

INDIVIDUAL GRANTS

Name	Number of Securities Underlying Options Granted	% of Total Options Granted	Exercise Price ($/Sh)	Grant Date	Expiration Date
Robert Kauffman	25,000	8.27%	$4.00	7/13/2009	7/13/2014
John Carlson	15,625	5.17%	$4.00	7/13/2009	7/13/2014
Harold Carpenter	9,375	3.10%	$4.00	7/13/2009	7/13/2014
Donald Anderson	9,375	3.10%	$4.00	7/13/2009	7/13/2014
Thomas LaVoy	9,375	3.10%	$4.00	7/13/2009	7/13/2014
James Hecker	9,375	3.10%	$4.00	7/13/2009	7/13/2014
Timothy Slifkin	6,250	2.07%	$4.00	7/13/2009	7/13/2014
Greg Oester	6,250	2.07%	$4.00	7/13/2009	7/13/2014
Tom Robinson	6,250	2.07%	$4.00	7/13/2009	7/13/2014
Other Employees	205,625	67.98%	$2.80 - $4.00	7/13/2009- 4/20/2010	7/13/2014- 4/14/2015
Total	302,500	100.00%

All options are granted at a price not less than “grant-date market.”  During the fiscal year 413,500 previously granted stock options expired or were cancelled.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at Fiscal Year End

The following table sets forth the number of exercised and unexercised options and warrants held by each of the Named Executive Officers and/or Directors at June 30, 2010, and the value of the unexercised, in-the-money options at June 30, 2010.

Name	Shares Acquired On Exercise During 2010 Fiscal Year	Value Realized ($) (1)	Unexercised Options & Warrants at Fiscal Year End (Shares) (2)	Value of Unexercised In-The-Money Options & Warrants at FYE ($) (3)

Robert Kauffman	0	$0	193,250	$0
John Carlson	0	0	94,375	0
Harold Carpenter	0	0	61,925	0
James Hecker	0	0	39,800	0
Thomas LaVoy	0	0	39,550	0
Donald Anderson	0	0	191,430	0
Timothy Slifkin	0	0	46,250	0
Thomas Robinson	0	0	50,000	0

(1)	Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2)	Represents the number of securities underlying unexercised options and warrants that were exercisable at 2010 Fiscal Year End.
(3)
Calculated as the difference between the closing price of the Company’s Common Stock on June 30, 2010, and the exercise price for those options exercisable on June 30, 2010, with an exercise price less than the closing price, multiplied by the number of applicable options.

Options Grants  Subsequent to Fiscal Year End

No directors received stock option grants subsequent to year end.  The only named executive officer to receive stock option grants subsequent to year end was Kevin Dahill who received stock option grants for a total of 100,000 shares at a weighted average exercise price of $2.15 per share.  In addition, subsequent to year end, there were stock options for 62,500 shares granted to other employees at a weighted average option price $1.50.

Options Repriced  Subsequent to Fiscal Year End

The following table sets forth information regarding employee stock options repriced on September 16, 2010.

	Number of	Option
	Underlying	Price
	Securities	Range	New
	Options	Before	Option
Name	Repriced	Repricing	Price
Robert R. Kauffman	166,750	$4.00-$9.60	$1.50
John A. Carlson	90,625	$4.00-$9.60	$1.50
Donald E. Anderson	43,075	$4.00-$8.00	$1.50
Harold S. Carpenter	42,550	$4.00-$9.60	$1.50
James T. Hecker	38,550	$4.00-$9.60	$1.50
Thomas C. LaVoy	38,550	$4.00-$9.60	$1.50
Timothy P. Slifkin	58,750	$4.00-$8.00	$1.50
Thomas A. Robinson	58,750	$4.00-$8.00	$1.50
Other Employees	328,473	$4.00-$8.00	$1.50
Total	866,073

Employment Agreements and Executive Compensation

The Executive Officers are at-will employees without employment agreements except for Kevin Dahill who has an employment contract through September 30, 2011, subject to one-year extensions upon mutual consent thereto, as President/CEO of StarTrak at a salary of $190,000 per year plus an incentive bonus based upon the operating results of StarTrak.

Compensation of Directors

During fiscal year 2010, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans (the “D&O Plans”) which are described below.  All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996.  Shareholders approved the 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, November 10, 2000, November 22, 2002, November 19, 2004, January 20, 2006, and January 30, 2007, respectively.  The purpose of the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 D&O Plans is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a proprietary interest in the Company by the grant of Options to acquire shares of the Company’s common stock.  All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Plans.  Newly appointed Directors receive options to purchase shares of common stock at fair market value.  Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive an additional option to purchase shares of common stock at fair market value.

Transactions with Management

Entities and a trust controlled by Mr. Donald Anderson, a past member of the Board of Directors, a more than 5% owner of the Company and trustee and beneficiary of the Anderson Family Trust, were paid interest during fiscal year 2010 in the amount of $457,900 under the Line of Credit Agreement and a Note payable that had a maximum outstanding balance of $5.7 million.

See Note 7, 10 and 16 to the consolidated financials in our Form 10-K for fiscal year ended June 30, 2010 in Appenix F, for additional related party transactions and discussion.

AUDIT/CORPORATE GOVERNANCE COMMITTEE REPORT (1)

The Audit/Corporate Governance Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board.  The Audit/Corporate Governance Committee Charter was included as Exhibit A in the Company’s Definitive Proxy Statement filed with the SEC on October 18, 2004.  The members of the Audit/Corporate Governance Committee are Harold S. Carpenter, a CEO with over 30 years senior management experience, James T. Hecker, an attorney and CPA, and Thomas C. LaVoy, a CPA.  All three individuals are experienced in reading and understanding financial statements, and, in fact, are deemed to be financial experts as defined by audit committee requirements.

The Audit/Corporate Governance Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company.  The independent auditor reports directly to the Audit/Corporate Governance Committee.  The Audit/Corporate Governance Committee has established “whistleblower” procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Authority to engage independent counsel and other advisors has been given to the Audit/Corporate Governance Committee as it determines is necessary to carry out its duties.  The Company provides appropriate funding for the Audit/Corporate Governance Committee to compensate the independent auditors and any lawyers and advisors it employs and to fund ordinary administrative expenses of the Audit/Corporate Governance Committee that are necessary in carrying out its duties.

The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal controls, and the Company’s processes for monitoring compliance by the Company with Company policies.  The Audit/Corporate Governance Committee reviews with the Company’s registered public accountants the scope of the audit for the year, the results of the audit when completed, and the registered independent public accountant’s fee for services performed.  The Audit/Corporate Governance Committee also recommends independent registered public accountants to the Board of Directors and reviews with management various matters related to its internal accounting controls.  During the last fiscal year, there were three meetings of the Audit/Corporate Governance Committee.

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit/Corporate Governance Committee is responsible for overseeing and monitoring the quality of the Company’s accounting and auditing practices.

The members of the Audit/Corporate Governance Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence.  Members of the Audit/Corporate Governance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Audit/Corporate Governance Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit/Corporate Governance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board (United States), that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's independent registered public accounting firm is in fact "independent."

Review of Audited Financial Statements

In this context, the Audit/Corporate Governance Committee reviewed and discussed the Company’s audited financial statements with management and with the Company’s independent auditors.  Management represented to the Audit/Corporate Governance Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America.  Discussions about the Company’s audited financial statements included the auditor’s judgments about the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in its financial statements.  The Audit/Corporate Governance Committee also discussed with the auditors the matters required by Statement on Auditing Standards, (“SAS”) No. 61 “Communication with Audit Committees,” as amended and as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

The Company’s auditors provided to the Committee written disclosures required by the Independence Standards Board Standard No. 1 “Independence Discussion with Audit Committee.”  The Audit/Corporate Governance Committee discussed with the independent auditors their independence from the Company, and considered the compatibility of non-audit services with the auditor’s independence.

Audit Committee Pre-Approval Policies and Procedures

The fiscal year 2009 and 2010 audit services provided by Semple, Marchal & Cooper, LLP were approved by our Audit/Corporate Governance Committee.  The Audit/Corporate Governance Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, the Audit/Corporate Governance Committee pre-approves both the type of services to be provided by our independent auditors and the estimated fees related to these services.  During the approval process, the Audit/Corporate Governance Committee considers the impact of the types of services and related fees on the independence of the auditor.  These services and fees must be deemed compatible with the maintenance of the auditor’s independence, in compliance with the SEC rules and regulations.  Throughout the year, the Audit/Corporate Governance Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

Recommendation

Based on the Audit/Corporate Governance Committee’s discussion with management and the independent auditors, and the Audit/Corporate Governance Committee’s review of the representations of management and the report of the independent auditors to the Audit/Corporate Governance Committee, the Audit/Corporate Governance Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2010, filed with the Securities and Exchange Commission.

AUDIT/CORPORATE GOVERNANCE COMMITTEE
James T. Hecker
Harold S. Carpenter
Thomas C. LaVoy
_______________________________
(1) The material in this report is not “soliciting material,” is not deemed filed with the commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Proposal No. 1         ELECTION OF DIRECTORS

The Articles of Incorporation presently provide for a Board of Directors of not more than nine members.  The number of Directors of the Company has been fixed at five by the Company's Board of Directors.  The Company's Board of Directors recommends the election of the five nominees listed below to hold office until the next Annual Meeting of Shareholders or until their successors are elected and qualified or until their earlier death, resignation or removal.  The persons named as "proxies" in the enclosed form of Proxy, who have been designated by Management, intend to vote for the five nominees for election as Directors unless otherwise instructed in such proxy.  If at the time of the Meeting, any of the nominees named below should be unable to serve, which event is not expected to occur, the discretionary authority provided in the Proxy will be exercised to cumulatively vote for the remaining nominees, or for a substitute nominee or nominees, if any, as shall be designated by the Board of Directors.

The Board recommends that the shareholders vote “FOR” Proposal 1 to elect Harold S. Carpenter, James T. Hecker, Robert R. Kauffman, Thomas C. LaVoy and John A. Carlson as directors for a one-year term expiring at the Fiscal 2011 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Nominees

All nominees for Director have been approved by the Company’s Nominating/Independent Directors Committee.  The following table sets forth the name and age of each nominee for Director, indicating all positions and offices with the Company presently held by him, and the period during which he has served as such:

Name	Age	Position	Year First Director

Harold S. Carpenter	76	Director	1995
James T. Hecker	53	Director	1997
Robert R. Kauffman	70	Director/C.O.B./C.E.O.	1998
Thomas C. LaVoy	50	Director	1998
John A. Carlson	64	Director/E.V.P./C.F.O.	1999

Business Experience of Nominees

Robert R. Kauffman:  Mr. Kauffman was appointed as Chief Executive Officer and Chairman of the Board effective July 1, 1998.  Mr. Kauffman was formerly President and Chief Executive Officer of Nasdaq-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.).  Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million.  Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company.  Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

John A. Carlson:  Mr. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 as Senior Vice President/Chief Financial Officer.  Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois.  He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company.  Mr. Carlson earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Harold S. Carpenter:  Mr. Carpenter is the former President of Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year.  He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co.  Mr. Carpenter founded these companies in 1984 and 1980, respectively.  Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa.  From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment.  Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker:  Mr. Hecker is both an Attorney and a Certified Public Accountant.  Since 1987 Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company.  From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions.  Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979.

Thomas C. LaVoy:  Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998.  From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of Nasdaq-listed Photocomm, Inc.  Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983.  Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

Proposal No. 2   RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of Semple, Marchal & Cooper, LLP to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2011, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain Semple, Marchal & Cooper, LLP, but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

Representatives of Semple, Marchal & Cooper, LLP are expected to be present at the Annual Meeting and will have an opportunity to make a statement if they desire to do so. They also will be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

Audit Fees

The aggregate fees billed by Semple, Marchal & Cooper, LLP for professional services rendered for the audit of the Company’s annual financial statements and review of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for the fiscal years ended June 30, 2010 and 2009 were approximately $153,700 and $200,000, respectively.

Audit Related Fees

In each of the last two fiscal years, there were no fees billed for assurance related services rendered by the principal accountant that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the “Audit Fees” paragraph above.

Tax Fees

Semple, Marchal & Cooper, LLP prepared the Company’s tax returns for state and federal purposes.  Tax return preparation fees for the fiscal years ended June 30, 2010 and 2009, were approximately $15,500 and $15,000 respectively.

All Other Fees

Other than the services described above under “Audit Fees”, during the fiscal year ended June 30, 2010, Semple, Marchal & Cooper, LLP also provided services related to filing a Form S-3 and related amendments with the Securities and Exchange Commission and billed related fees of approximately $1,600.  No such services were provided during the fiscal year ended June 30, 2009.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants.  In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee.  The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit.  All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification.  All of the services provided by Semple, Marchal & Cooper LLP described above were approved by our Audit Committee.

The Company's principal accountant, Semple, Marchal & Cooper LLP, did not engage any other persons or firms other than the principal accountant's full-time, permanent employees, except for physical inventory observations performed by employees of qualified Independent Certified Public Account firms, conducted at locations in New Jersey as part of the annual audit.  Semple, Marchal & Cooper LLP, Phoenix, Arizona, was appointed as the Company's Independent Auditor for the fiscal years ended June 30, 2000, 2001, 2002, 2003, 2004, 2005, 2006, 2007, 2008, 2009 and 2010.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 2 to ratify the re-appointment of Semple, Marchal & Cooper, LLP as the independent registered public accounting firm of the Company.

Proposal No. 3 APPROVAL OF THE ALANCO 2011 STOCK INCENTIVE PLAN

The Company's Board of Directors approved submitting the Alanco Technologies, Inc. 2011 Stock Incentive Plan (the “2011 Plan”) to the shareholders for approval.  The Board of Directors recommends approval of the 2011 Plan.  On the effective date of the 2011 Plan, 750,000 new shares of common stock will be reserved for issuance under the 2011 Plan.  Shares issued under the 2011 Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

The following description of the 2011 Plan is a summary and is not intended to be a complete description of the 2011 Plan.  Please read the 2011 Plan in Appendix E of this Proxy Statement for more detailed information.

Description of 2011 Plan

Purpose

The purpose of the 2011 Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and Related Companies by providing them with the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company’s stockholders.

Administration

The 2011 Plan will be administered by our Board of Directors or the Compensation Committee of our Board of Directors, or any other committee appointed by the Board to administer the 2011 Plan. The Compensation Committee has the full and exclusive discretionary authority to construe and interpret the 2011 Plan and the rights granted under it and to establish rules and regulations for the administration of the 2011 Plan. The Compensation Committee may delegate to one or more of our officers, within limits prescribed by the Board of Directors or the Compensation Committee, the right to grant awards with respect to participants who are not officers or directors.

Eligibility
Awards may be granted under the 2011 Plan to employees, officers, directors, consultants, agents, advisors and independent contractors of the Company or any Related Company.

Certain Executive Officers of the Company and its wholly owned subsidiary, StarTrak Systems, LLC, have agreed to defer a portion of their salaries to reduce the Company’s cash requirements and have provided the Company the option of paying the deferred amounts in cash or the Company’s common stock upon shareholder approval of the 2011 Plan.  If the Company elects to pay the deferred amounts in common shares, the common shares will be valued at the average five day closing price prior to the date the 2011 Plan is approved by the Company’s shareholders.  The following table represents the potential shares that could be issued in payment of deferred compensation to the individuals indicated through March 31, 2011:

Name and Position (1)	Deferred Salary Per Month	Total Deferred March 31, 2011 (2)

Robert R. Kauffman	$ 7,500	$ 67,500
Director/COB/CEO
John A. Carlson	6,500	58,500
Director/EVP/CFO
Kevin Dahill	0	0
CEO StarTrak
Thomas A. Robinson	5,000	45,000
EVP StarTrak
Timothy P. Slifkin	5,000	45,000
Director/CTO StarTrak
Executive Group	24,000	216,000
Non-Executive Director Group	0	0
Non-Executive Officer Employees	1,575	14,175
Total	$25,575	$230,175

(1) COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer and CTO is Chief Technology Officer.

(2) Calculated at the monthly deferred rate for the nine month period from July 1, 2010 to March 31, 2011.

The Company has the option of paying the deferred amounts in cash or, upon shareholder approval of the 2011 Plan, common stock of the Company valued at the average five day closing market price immediately prior to approval of the 2011 Plan by the Company’s shareholders.  Other than the information noted in the above table, the Company currently has no other plans, proposals, or arrangements to grant specific awards under the 2011 Plan.

Types of Awards

The 2011 Plan permits the granting of any or all of the following types of awards: (1) incentive and nonqualified stock options; (2) stock awards, restricted stock and stock units; (3) performance shares and performance units conditioned on meeting performance criteria; and (4) other stock or cash-based awards.

Stock Options.  Stock options entitle the holder to purchase a specified number of shares of our common stock at a specified price, which is called the exercise price, subject to the terms and conditions of the option grant.  The exercise price of stock options under the 2011 Plan must be at least 100% of the fair market value of our common stock on the grant date.  Alternatively, if the Compensation Committee so determines in its sole discretion, the Compensation Committee may establish an exercise price equal to the average of the fair market value of our common stock over a period of up to 30 trading days.  The Compensation Committee will fix the term of each option.  Each option will be exercisable at such time or times as determined by the Compensation Committee.  Options may be exercised, in whole or in part, by payment in full of the purchase price either in cash, delivery of shares of common stock (including shares covered by the option being exercised) or delivery of other consideration, or by any combination of cash, stock and other consideration as may be determined by the Compensation Committee.  Options may also be exercised by means of a broker-assisted cashless exercise.

After termination of service, a participant will be able to exercise the vested portion of his or her option for the period of time stated in the option agreement.

Stock Awards, Restricted Stock and Stock Units. Awards of shares of stock, or awards designated in units of stock, may be granted under the 2011 Plan.  These awards may be made subject to forfeiture restrictions at the Compensation Committee’s discretion, and the Compensation Committee may waive any such restrictions at any time in its sole discretion.  Until the lapse of any such restrictions, recipients may not dispose of their restricted stock.

Performance Awards.  Performance awards may be in the form of performance shares, which are units valued by reference to shares of stock, or performance units, which are units valued by reference to property other than stock.  Performance shares or performance units may be payable upon the attainment of performance criteria and other terms and conditions as established by the Compensation Committee, and the amount of any payment may be adjusted on the basis of such further consideration as the Compensation Committee determines.  Performance awards may be paid entirely in cash, stock or other property, or in any combination of those, at the discretion of the Compensation Committee.

Other Stock- or Cash-Based Awards.  The Compensation Committee is also authorized to grant to participants under the 2011 Plan, either alone or in addition to other awards granted under the 2011 Plan, incentives payable in cash or in shares of common stock subject to terms and conditions determined by the Compensation Committee.

Shares Subject to the 2011 Plan

Number of Shares Reserved for Issuance.  The 2011 Plan authorizes the issuance of up to 750,000 shares of common stock.  Shares of common stock covered by an award granted under the 2011 Plan will not be counted as used unless and until they are actually issued and delivered to a participant.  Shares relating to awards granted under the 2011 Plan that are forfeited, settled for cash or otherwise terminated, and shares withheld by or tendered in connection with the exercise of an option or other award granted under the 2011 Plan or in connection with the satisfaction of tax withholding obligations relating to awards or exercises of options or other awards, will become available for issuance under the 2011 Plan.  Awards made or adjusted to assume or convert awards in connection with acquisition transactions will not reduce the number of shares authorized for issuance under the 2011 Plan.  The shares of stock deliverable under the 2011 Plan will consist of authorized and unissued shares.  The Compensation Committee may adjust the aggregate number of shares or the number of shares subject to awards under the plan in the event of a change affecting shares of our common stock, such as stock dividends, recapitalization, reorganization or mergers.

Nonassignability of Awards

Unless the Compensation Committee determines otherwise, no award granted under the 2011 Plan may be sold, assigned, transferred, pledged or otherwise encumbered by a participant, other than by will, by designation of a beneficiary in a manner established by the Compensation Committee or by the laws of descent and distribution.  Each award may be exercisable only by the participant.

Amendment and Termination

Unless earlier terminated by the Board of Directors or the Compensation Committee, the 2011 Plan will terminate ten years from its effective date.  The Board of Directors or the Compensation Committee may generally amend, suspend or terminate all or a portion of the 2011 Plan at any time, as long as the rights of a participant are not materially impaired, without the participant’s consent, subject to stockholder approval to the extent necessary to comply with applicable law, stock exchange rule or regulatory requirements or, as determined by the Compensation Committee, to qualify with tax requirements.  The Compensation Committee may amend the terms of any award granted, prospectively or retroactively, but cannot materially impair the rights of any participant without the participant’s consent.  The Compensation Committee may reprice options without stockholder approval.  Also, generally, no change or adjustment may be made to an outstanding incentive stock option, without the consent of the participant, that would cause the incentive stock option to fail to continue to qualify as an incentive stock option under the Code.

Performance-Based Compensation Under Section 162(m)

Under Section 162(m) of the Code, we are generally prohibited from deducting compensation paid to our Chief Executive Officer and our four other most highly compensated executive officers in excess of $1,000,000 per person in any year.  However, compensation that qualifies as performance-based is excluded for purposes of calculating the amount of compensation subject to the $1,000,000 limit.  As the applicable Company salaries are substantially below the effective level, we do not expect the Section 162(m) limit to be applicable.  In general, the Compensation Committee determines the terms and conditions of awards.  If the Compensation Committee intends to qualify an award as “qualified performance-based compensation” under Section 162(m) of the Code, the performance goals it may choose include any or all of the following or any combination: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; customer satisfaction, employee satisfaction, services performance; or cash management or asset management metrics. Performance goals may be stated in absolute terms or relative to the performance of comparison companies.  Performance goals may relate to the performance of the Company as a whole or any business unit of the Company, as determined by the Compensation Committee.  The Compensation Committee shall have absolute discretion to reduce the amount of the award payable to any participant for any period below the maximum award determined based on the attainment of performance goals.  The Compensation Committee may waive the achievement of applicable performance goals except in the case of death or disability of a participant.

The Compensation Committee may also provide in any award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: asset write-downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results;
any reorganization and restructuring programs; extraordinary nonrecurring items as presented in accordance with the provisons of the Accounting Standards Codification ("ASC") and/or in Management’s Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company’s annual report to stockholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; and gains and losses on asset sales.  To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of the exemption under Section 162(m) of the Code.

Company Transaction and Change in Control

Restrictions on awards granted under the 2011 Plan will terminate in certain circumstances that constitute a change in control or a merger, stock or asset sale or similar company transaction that does not involve a related party.

Change in Control.  Under the 2011 Plan, a change in control of the Company means the occurrence of any of the following events:

•
An acquisition of beneficial ownership of 40% or more of either (a) the then outstanding shares of common stock or (b) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (excluding any acquisition directly from the Company, any acquisition by the Company, any acquisition by any employee benefit plan of the Company or a related party transaction).

•
A change in the composition of our Board of Directors during any two-year period such that the incumbent Board members cease to constitute at least a majority (not including directors whose election was approved by more than half of the incumbent Board).

Under the 2011 Plan, to maintain all of the participants’ rights in the event of a change in control of the Company (as described below), unless the Compensation Committee determines otherwise with respect to a particular award:

•	Any options become fully exercisable and vested to the full extent of the original grant.

•	Any restrictions and deferral limitations applicable to any restricted stock or stock units lapse.

•
All performance shares and performance units will be earned and payable in full at target levels, and any deferral or other restrictions lapse and such performance shares and performance units will be immediately settled or distributed.

•
Any restrictions and deferral limitations and other conditions applicable to any other awards lapse, and such other awards become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

The Compensation Committee can provide a cash-out right for awards in connection with a change in control.

Company Transaction. Under the 2011 Plan, a company transaction means the consummation of any of the following:

•	a merger or consolidation of the Company with or into any other company or other entity;

•	a sale in one transaction or a series of transactions undertaken with a common purpose of acquiring at least 50% of the Company’s outstanding voting securities; or

•	a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company’ assets.

Under the 2011 Plan, a related party transaction means a company transaction pursuant to which:

•
the beneficial ownership of the Company or the resulting company remains the same with respect to at least 50% of the voting power of the outstanding voting securities in substantially the same proportions as immediately prior to such company transaction;

•
no entity (other than the Company or an affiliate) will beneficially own 40% or more of the outstanding shares of common stock of the resulting company or the voting power of the outstanding voting securities; and

•	our incumbent board will, after the company transaction, constitute at least a majority of the board of the company resulting from such company transaction.

Under the 2011 Plan, to maintain all of the participants’ rights in the event of a company transaction that is not a change in control or a related party transaction, unless the Compensation Committee determines otherwise at the time of grant with respect to a particular award or elects to cash out awards:

•
All outstanding awards (other than performance awards) become fully and immediately exercisable, and any restrictions or forfeiture provisions lapse, immediately prior to the company transaction, unless such awards are converted, assumed or replaced by the successor company.

•	Performance awards earned and outstanding become payable in full at target levels, and deferrals or other restrictions not waived by the Compensation Committee shall remain in effect.

U.S. Federal Income Tax Consequences

The following briefly describes the U.S. federal income tax consequences of the 2011 Plan generally applicable to the Company and to participants who are U.S. citizens.

Stock Options

Nonqualified Stock Options.  A participant will not recognize taxable income upon the grant of a nonqualified stock option.  Upon the exercise of a nonqualified stock option, a participant will recognize taxable ordinary income equal to the difference between the fair market value of the shares on the date of exercise and the option exercise price.  When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the option exercise price.

Incentive Stock Options.  A participant will not recognize taxable income upon the grant of an incentive stock option.  If a participant exercises an incentive stock option during employment or within three months after his or her employment ends other than as a result of death (12 months in the case of disability), the participant will not recognize taxable income at the time of exercise (although the participant generally will have taxable income for alternative minimum tax purposes at that time as if the option were a nonqualified stock option).  If a participant sells or exchanges the shares after the later of (a) one year from the date the participant exercised the option and (b) two years from the grant date of the option, the participant will recognize long-term capital gain or loss equal to the difference between the amount the participant received in the sale or exchange and the option exercise price.  If a participant disposes of the shares before these holding period requirements are satisfied, the disposition will constitute a disqualifying disposition, and the participant generally will recognize taxable ordinary income in the year of disposition equal to the excess, as of the date of exercise of the option, of the fair market value of the shares received over the option exercise price (or, if less, the excess of the amount realized on the sale of the shares over the option exercise price).  Additionally, the participant will have long-term or short-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received upon disposition of the shares and the option exercise price, increased by the amount of ordinary income, if any, the participant recognized.

With respect to both nonqualified stock options and incentive stock options, special rules apply if a participant uses shares already held by the participant to pay the exercise price or if the shares received upon exercise of the option are subject to a substantial risk of forfeiture by the participant.

Restricted Stock Awards.  Upon receipt of a restricted stock award, a participant generally will recognize taxable ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid to us by the participant for the shares.  However, no later than 30 days after a participant receives a restricted stock award, the participant may elect to recognize taxable ordinary income in an amount equal to the fair market value of the shares at the time of receipt.  Provided that the election is made in a timely manner, when the restrictions on the shares lapse, the participant will not recognize any additional income.  When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold.  The tax basis of the shares generally will be equal to the amount, if any, paid to us by the participant for the shares plus the amount of taxable ordinary income recognized by the participant either at the time the restrictions lapsed or at the time of election, if an election was made by the participant.  If the participant forfeits the shares to us (e.g., upon the participant’s termination prior to expiration of the restriction period), the participant may not claim a deduction with respect to the income recognized as a result of the election. Any dividends paid with respect to shares of restricted stock generally will be taxable as ordinary income to the participant at the time the dividends are received.

Performance Awards and Other Stock Unit Awards.  A participant generally will not recognize taxable income upon the grant of a performance award.  Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize taxable ordinary income equal to the excess of the amount of cash or the fair market value of any property transferred to the participant over any amount paid to us by the participant with respect to the award. The tax consequences of other stock unit awards will depend upon the specific terms of each award.

Tax Consequences to the Company.  In the foregoing cases, we generally will be entitled to a deduction at the same time and in the same amount as a participant recognizes ordinary income, subject to the limitations imposed under Section 162(m) of the Code.

Tax Withholding.  We are authorized to withhold from any award granted or payment due under the 2011 Plan the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes.  The Compensation Committee is authorized to establish procedures for election by participants to satisfy their obligations for the payment of withholding taxes by delivery of shares of our stock or by directing us to retain stock otherwise deliverable in connection with the award.

New Plan Benefits

A new plan benefits table, as described in the federal proxy rules, is not provided because all awards made under the 2011 Plan are discretionary. The closing price of our common stock, as reported on the Nasdaq Capital Market on March 1, 2011, was $1.43 per share.

Vote Required

The affirmative vote of the holders of a majority of the shares represented in person or by proxy at the Annual Meeting and entitled to vote on the resolution is required for approval of the 2011 Plan. The Board of Directors has unanimously approved the 2011 Plan and believes it to be in the best interests of the Company and our stockholders.

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE APPROVAL OF THE ALANCO
TECHNOLOGIES, INC. 2011 INCENTIVE STOCK  PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EXISTING EQUITY COMPENSATION PLANS

The following table gives information with respect to our existing equity compensation plans as of June 30, 2010:

	Number of		Number of Securities
	Securities to be	Weighted	Remaining Available for
	Issued upon	Average	Future Issuance under
	Exercise of	Exercise Price	Equity Compensation Plans
	Outstanding	of Outstanding	(Excluding Securities
Plan Category	Options	Options	Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	934,300	$1.91	123,600 (1)

Equity compensation plans not approved by security holders	21,500 (2)	$16.09	0

Total	955,800	$2.23	123,600

(1)
Consists of shares of common stock remaining available for issuance under the 2000 Employee Incentive Stock Option Plan (11,700 shares remaining to be issued), the 2000 Directors and Officers Stock Option Plan (3,400 remaining shares to be issued), the 2002 Employee Incentive Stock Option Plan (21,800 shares remaining to be issued), the 2002 Directors and Officers Stock Option Plan (5,400 remaining shares to be issued), the 2004 Employee Incentive Stock Option Plan (23,600 shares remaining to be issued), the 2004 Directors and Officers Stock Option Plan (10,000 remaining shares to be issued), the 2005 Employee Incentive Stock Option Plan (1,000 shares remaining to be issued), the 2005 Directors and Officers Stock Option Plan (10,000 remaining shares to be issued), the 2006 Employee Incentive Stock Option Plan (4,800 shares remaining to be issued), the 2006 Directors and Officers Stock Option Plan (31,900 remaining shares to be issued).

(2)	Consists of options issued to officers outside of any plan as an inducement at time of employment.

Proposal No. 4    APPROVAL TO SELL SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY BY SELLING SUBSTANTIALLY ALL OF THE ASSETS OF STARTRAK SYSTEMS, LLC, A WHOLLY OWNED SUBSIDIARY OF THE COMPANY, TO ORBCOMM INC. PURSUANT TO TERMS AND CONDITIONS OF THE ASSET PURCHASE AGREEMENT BETWEEN AND AMONG THE COMPANY, STARTRAK AND ORBCOMM.

Effective March 4, 2011, the Board of Directors, believing it to be in the best interest of the Company and its shareholders, approved the sale of substantially all of the assets of its wholly-owned subsidiary, StarTrak Systems, LLC, a Delaware Limited Liability Company, (“StarTrak”) to ORBCOMM Inc., a Delaware corporation, (“ORBCOMM”) pursuant to terms of the Asset Purchase Agreement (“Agreement”) dated February 23, 2011 (“Asset Sale”).  (The transaction is also considered to be the sale of substantially all of the assets of the Company.) ORBCOMM has also entered into agreements with certain shareholders of the Company, including Donald E. Anderson and certain of his affiliates, Tim P. Slifkin and Tom Robinson (“Insider Group”), to purchase their Class A Common shares, totaling approximately 1.2 million shares.   The Insider Group and Robert Kauffman, Company CEO, have agreed to vote their shares in support of the proposed transaction.  The common shares to be acquired from the Insider Group, as well as both Class A Common Stock and Series E Convertible Preferred Stock currently owned by ORBCOMM, will be contributed as part of the consideration to be paid by ORBCOMM in the transaction.

Under terms of the Agreement, the Company, and not the stockholders of the Company, will receive all of the proceeds of the Asset Sale.

TERMS OF THE ASSET PURCHASE AGREEMENT

Contact Information

The Company’s principal executive offices are located at 15575 N. 83rd Way, Ste 3, Scottsdale, Arizona 85260.  Alanco’s website is www.alanco.com and our phone number is (480) 505-4869.  Alanco’s filings, including annual reports filed on Form 10-K and quarterly reports filed on Form 10-Q can be obtained directly from the Company or from the Securities and Exchange Commission at www.sec.gov.

StarTrak Systems, LLC, a wholly owned subsidiary of the Company, is located at 408 The American Road, Morris Plains, New Jersey 07950.  StarTrak’s website address is www.startrak.com and its phone number is (973) 993-1760.  Available financial information for StarTrak Systems, LLC may be found in Alanco Securities and Exchange Commission filings under the business segment “Wireless Asset Management.”

ORBCOMM’s principal executive offices are located at 2115 Linwood Avenue, Fort Lee, New Jersey 07024, and its telephone number is (201) 363-4900.  ORBCOMM’s website is www.orbcomm.com.  ORBCOMM’s annual, quarterly, and other reports and amendments to those reports can be obtained through the Investor Relations section of its website or from the Securities and Exchange Commission at www.sec.gov.

Description of the Businesses of the Parties

Alanco Technologies, Inc.

Alanco Technologies, Inc. provides wireless monitoring and asset management solutions through its StarTrak Systems subsidiary.  StarTrak is the dominant provider of tracking, monitoring and control services to the refrigerated or “Reefer” segment of the transportation marketplace, enabling customers to increase efficiency and reduce costs of the refrigerated supply chain.

StarTrak Systems, LLC

StarTrak Systems, LLC located in Morris Plains, NJ is the leading provider of wireless tracking, monitoring and control services to the refrigerated or “Reefer” segment of the transportation marketplace, enabling customers to increase efficiency and reduce costs of the refrigerated supply chain.  StarTrak has been a leader in providing wireless asset management services since its formation in 1998.  StarTrak’s current solutions are improving the efficiency and operations of refrigerated trailers, trucks, containers and railcars.  StarTrak’s network operations center in northern New Jersey manages wireless equipment deployed world-wide, including North America, Australia, Europe, the Middle East and Africa.

StarTrak is focused on delivering asset management solutions that improve customers’ operations, leading to benefits in efficiency, predictability and quality.  The company provides vertically integrated technical solutions, including project management, engineering development, software, firmware and hardware engineering and applications delivery.

StarTrak accounts for a dominant share of the refrigerated rail, intermodal and container monitoring services utilized in North America, providing information data services to its customers through a monthly subscription plan which generates significant monthly recurring revenues.

ORBCOMM Inc.

ORBCOMM Inc. (“ORBCOMM”), a Delaware corporation, is a satellite-based data communications company that operates a two-way global wireless data messaging system optimized for narrowband data communication. ORBCOMM also provides terrestrial-based cellular communication services through reseller agreements with major cellular wireless providers. ORBCOMM provides services through a constellation of 27 owned and operated low-Earth orbit satellites and accompanying ground infrastructure through which small, low power, fixed or mobile satellite subscriber communicators and cellular wireless subscriber identity modules, or SIMS, connected to the cellular wireless provider’s network, that can be connected to other public or private networks, including the Internet (collectively, the “ORBCOMM System”).

ORBCOMM products and services enable their customers and end-users to enhance productivity, reduce costs and improve security through a variety of commercial, government, and emerging homeland security applications. ORBCOMM enables its customers and end-users to achieve these benefits using a single global satellite technology standard for machine-to-machine and telematic, or M2M, data communications. Examples of assets that are connected through ORBCOMM’s M2M data communications system include trucks, trailers, railcars, containers, heavy equipment, fluid tanks, utility meters, pipeline monitoring equipment, marine vessels, and oil wells. ORBCOMM’s customers include original equipment manufacturers, or OEMs, such as Caterpillar Inc., (“Caterpillar”), Doosan Infracore America, Hitachi Construction Machinery Co., Ltd., (“Hitachi”), Hyundai Heavy Industries, Komatsu Ltd., (“Komatsu”), The Manitowoc Company and Volvo Construction Equipment, international value added resellers, such as AI (a subsidiary of I.D. Systems), value added resellers, such as XATA Corporation and American Innovations, Ltd., and U.S. government agencies.  ORBCOMM is currently authorized, either directly or indirectly, to provide its satellite communications services in over 90 countries and territories in North America, Europe, South America, Asia, Africa and Australia.

Past Contacts and Negotiations

ORBCOMM is a leading satellite data communications company, also providing cellular data messaging services through third party cellular networks.

StarTrak commenced utilization of ORBCOMM’s cellular network services in 2007.  In 2008, StarTrak acquired the assets of MicroLogic which brought approximately 1,000 assets utilizing ORBCOMM’s satellite data services into StarTrak’s operations.

StarTrak Cofounder, Mr. Tim Slifkin and ORBCOMM CEO, Mr. Marc Eisenberg had developed a business relationship over the past ten years based upon their common wireless communication industry experience and respective company’s strategic interests.

During late 2009 Messrs. Slifkin and Eisenberg began discussions relating to a possible ORBCOMM investment in Alanco/StarTrak.  Shortly thereafter, Mr. Slifkin discussed the possibility of an ORBCOMM investment with Alanco corporate management, Mr. Robert Kauffman and Mr. John Carlson, Alanco CEO and CFO, respectively, which Alanco management determined to pursue.

On December 16, 2009, a meeting was held at ORBCOMM corporate headquarters in Fort Lee, N.J. attended by ORBCOMM’s CEO, Marc Eisenberg; CFO, Robert Costantini; and VP of Business Development, Lucas Binder; StarTrak’s Mr. Slifkin and Alanco’s Mr. Kauffman to discuss a possible ORBCOMM investment in Alanco/StarTrak.

On January 8, 2010 ORBCOMM submitted a non-binding proposal to Alanco for a $2 million purchase of Alanco common stock.  Subsequent discussions between the parties resulted in preliminary agreement in late January, subject to due diligence, for an ORBCOMM purchase of $2.25 million of Alanco’s Series E Convertible Preferred Stock and further agreement for joint strategic activities.  Following a period of ORBCOMM due diligence activity, the final agreement between ORBCOMM and Alanco was executed and publicly announced on April 6, 2010 which included ORBCOMM’s $2.25 million purchase of Alanco Preferred Stock and certain strategic partnership initiatives.

In early November 2009, Imperial Capital, a Los Angeles based investment bank, initiated due diligence with certain directors of a privately-held StarTrak competitor (“Competitor”), concerning their interest in considering a merger or acquisition transaction with Alanco/StarTrak.  An initial meeting was held at Imperial Capital’s New York City offices on April 15, 2010, attended by two Competitor directors and Alanco’s Messrs. Kauffman and Carlson.  On May 4, 2010 a meeting was hosted by ORBCOMM at their operations center in Dulles, VA for Competitor and Alanco/StarTrak executives to discuss a possible combination of StarTrak and Competitor.  ORBCOMM’s stated intent was to explore enhancement of the value of their recently (4/6/10) acquired equity investment in Alanco.  Attendees were:  Competitor’s CEO and Senior VP; Alanco/StarTrak’s Messrs. Kauffman and Slifkin; and ORBCOMM’s Messrs. Einsenberg, Costantini, and Binder.  Several subsequent discussions, including exchange of summary financial statements, led to the Competitor’s non-binding preliminary proposal to Alanco to acquire substantially all of the assets of StarTrak.  This preliminary Competitor offer was reviewed by the Alanco Board of Directors at its regular quarterly meeting on September 16, 2010 in Scottsdale, Arizona and was determined to be insufficient, which response was verbally communicated to Competitor’s CEO.  Alanco management declined an opportunity to counter offer, and, in the absence of a revised offer from the Competitor, activity ceased on this potential transaction.

In late September 2010, Alanco initiated discussions with ORBCOMM regarding its their rights under terms of its initial investment agreement to participate in an additional Alanco equity financing.  ORBCOMM declined this offer, but indicated their possible interest in acquiring the StarTrak business.  Alanco responded affirmatively, and, on October 4, 2010, engaged the services of investment banker, Oberon Securities, LLC to advise the Company relative to the possible sale of StarTrak to ORBCOMM.

Negotiations between the parties formally commenced with a preliminary meeting on October 8, 2010 at StarTrak’s New Jersey offices attended by ORBCOMM, representation of ORBCOMM's investment bank, Raymond James; Alanco, StarTrak, and representative's of Alanco’s investment bank Oberon Securities, following which ORBCOMM initiated an in-depth due diligence process.

On November 11, 2010, at a meeting held at ORBCOMM’s operations headquarters in Dulles, VA attended by all parties and their respective investment advisors, ORBCOMM presented their initial non-binding proposal to acquire Alanco’s StarTrak business.  During the remainder of the month of November, 2010, primary negotiations were conducted between Alanco’s Mr. Kauffman and ORBCOMM’s Mr. Eisenberg to reach agreement, which resulted in the execution by both parties of a non-binding proposal for ORBCOMM to acquire substantially all of the assets of Alanco’s StarTrak Systems, LLC.  Following execution of the December 2010 Letter of Intent, ORBCOMM commenced further due diligence activities, primarily involving StarTrak personnel, focusing on historical and projected StarTrak financial data.  ORBCOMM, with Alanco's consent, also engaged in separate discussions with Mr. Donald Anderson, representing the Anderson Family Trust, provider of Alanco's line of credit agreement, with the objective of reaching agreement in regard to ORBCOMM's assumption of certain Alanco obligations under the line of credit.  In addition, ORBCOMM, again with Alanco's consent, engaged in discussions with Mr. Donald Anderson and his affiliates, and Mr. Slifkin and Mr. Robinson, founders of StarTrak, to reach agreement relative to ORBCOMM directly purchasing their respective Alanco stock holdings in a simultaneous transaction to the proposed asset purchase agreement.   The definitive Asset Purchase Agreement (APA) between the parties was executed on February 23, 2011.

Reason for Sale

Through December 31, 2010, Alanco has reported recurring losses from our corporate operations, including our StarTrak Systems subsidiary.  Since its acquisition by Alanco in June of 2006, StarTrak has reported cumulative operating losses of approximately $7.5 million, including operating losses in excess of $1 million for the initial six months of the current fiscal year ending June 30, 2011.  During this current fiscal year, we have had difficulty meeting our working capital requirements with current cash reserves, cash generated from operations, or borrowing under our credit line.  Due to our extended financial condition, along with other factors, including our inability to raise additional debt or equity capital on terms we feel commercially acceptable, management and our Board of Directors deemed it advisable and in the best interests of our stockholders to accept an offer from ORBCOMM to sell substantially all of StarTrak assets in accordance with the terms of the Asset Purchase Agreement and to consummate the Asset Sale.  The Asset Sale is projected to result in a significant amount of retained current assets, projected to be approximately $8 million, which would permit us to maintain our corporate public existence for a period of time allowing management and the Board of Directors to seek an attractive operating company for a possible acquisition or merger transaction or to distribute all or a substantial portion of the remaining assets to our shareholders, as the Board of Directors deems advisable.  Accordingly, management and the Board of Directors have determined that the Asset Sale is prudent at this time and in the best interests of the Company’s shareholders.

Terms of the Transaction

Assets to be Sold.  Substantially all of the assets of StarTrak will be sold to ORBCOMM, or its wholly owned subsidiary formed specifically to receive the assets, STK Acquisition, LLC.  The assets include all property leases, receivables, inventories, cash in accounts, machinery, equipment and other tangible personal property, contracts and related contract rights, advances, prepaid expenses, and deposits, intellectual property including patents issued and pending, copywrites, trademarks and trade names, including the name “StarTrak Systems,” data and records of StarTrak, the goodwill and going concern value of the business of StarTrak, and all other assets, properties and rights, other than specific retained assets.  The retained assets include certain company organizational records, any equity in StarTrak owned by Alanco and the rights of Alanco and StarTrak under the Asset Purchase Agreement.

Purchase Consideration.  The total consideration payable by ORBCOMM for substantially all of the net assets of StarTrak aggregates to approximately $18,200,000 and is composed of cash, stock of ORBCOMM, stock of Alanco and discharge of certain debt. The consideration may also include up to approximately $1.2 million in additional payments of cash or ORBCOMM stock, at ORBCOMM’s option, contingent on StarTrak’s achieving certain calendar year 2011 revenue milestones. The Agreement also provides for a working capital adjustment based upon the change in working capital, as defined, for the period from November 30, 2010 through the Effective Date of the transaction that is not considered in the $18.2 million of total consideration. The consideration to be paid at closing of the transaction consists of the following:

1.	Cash consideration in an amount equal to $2,000,000, less any amount due under the secured loan referred to in paragraph 3 below;
2.	ORBCOMM’s acquisition and discharge of the secured debt of Alanco and StarTrak owed to the Anderson Family Trust in the principal amount of $3,900,000;
3.
Cancellation and termination of all outstanding obligations of Alanco and StarTrak to ORBCOMM under the Secured Promissory Note (as defined below), including the then outstanding principal amount anticipated to be $300,000, plus interest and fees, if any, due thereunder as of the closing date;

4.	Delivery to Alanco of 500,000 shares of Series E Convertible Preferred Stock of Alanco having a face amount of $2,250,000;
5.	Delivery of approximately 1,212,500 shares of Alanco Class A Common Stock;
6.
Issuance and delivery to Mellon Investor Services LLC, as escrow agent (“Mellon”) of 249,917 shares of ORBCOMM common stock registered in the name of Alanco, which escrowed shares will be available to pay for half of the expenses and liabilities incurred as a result of certain litigation currently pending against StarTrak.  The other half of such litigation expenses and liabilities will be paid by ORBCOMM.

7.
The issuance and delivery to Mellon, as escrow agent, of 166,611 shares of ORBCOMM Stock registered in the name of Alanco, less certain reductions as described in the next sentence, which escrowed shares will be available to pay for a portion of certain product warranty costs, under certain conditions, relating to a fuel sensor sold by StarTrak.  The value, and therefore the number of shares required to be placed in escrow, shall be reduced by one half of such warranty expenses incurred by StarTrak before the closing.

8.	The issuance and delivery to Alanco of 1,987,194 shares of ORBCOMM common stock, less the number of escrowed shares of such stock described under paragraph 7 above;
9.
The issuance and delivery to Alanco of 183,550 shares of Series A Perpetual Convertible Preferred Stock of ORBCOMM having a face value of $10 per share, or $1,835,500 aggregately, which shares are entitled to a 4% annual paid-in-kind dividend and each such share shall be convertible into 1.666 shares of ORBCOMM common stock;

10.	Assumption by ORBCOMM of certain specified liabilities of StarTrak arising out of the normal course of business;
11.
The parties have agreed to adjust the Closing Consideration for changes in working capital of the StarTrak business between November 30, 2010 and the Effective Date, which is the month end closest to the closing date.  If working capital, which is defined as current assets munus current liabilities minus long-term deferred revenue, changes between November 30, 2010 and the last day of the month immediately preceding the closing, there will be a preliminary adjustment to the cash amount paid under paragraph 1 above.  Following the closing, ORBCOMM will prepare a final closing statement setting forth the working capital as of the Effective Date.  If there are additional working capital adjustments to be made as of the Effective Date, ORBCOMM will pay to Alanco the value of any working capital adjustment in cash or additional ORBCOMM common stock, at ORBCOMM's option, or if amounts are due to ORBCOMM, Alanco will return to ORBCOMm shares of ORBCOMM common stock issued under paragraph 8 above having a value equal to the working capital adjustment.

12.
In addition to the consideration to be paid at closing discussed above, up to an additional gross amount of approximately $1,170,000 in contingent payments (the “Earn Out Amount”) is payable to Alanco by ORBCOMM if certain revenue milestones of the StarTrak business are achieved for the 2011 calendar year (the “Earn-Out Period”), ranging from approximately $194,000 for total revenue of at least $20,000,000 in the Earn-Out Period to approximately $1,170,000 for total revenue of at least $24,000,000 in the Earn-Out Period.

As part of the Agreement, ORBCOMM has lent $300,000 to Alanco and StarTrak pursuant to a Secured Promissory Note of Alanco and StarTrak.  The principal accrues interest at the rate of 6% per annum, and all principal and accrued interest is due in full upon the closing of the Asset Sale, or within ten days following termination of the Agreement if the Asset Sale does not close.  The Secured Promissory Note is secured by a second lien upon all of the assets of the Company and StarTrak.

The Series A Perpetual Convertible Preferred Stock of ORBCOMM to be issued to Alanco in accordance with paragraph 9 above shall have the following powers, rights, privileges, preferences and limitations.  Without the affirmative vote of two-thirds of the aggregate number of shares of the Series A Perpetual Convertible Preferred Stock outstanding, ORBCOMM may not authorize any reclassification of the Series A Perpetual Convertible Preferred Stock that would adversely affect the preferences, special rights, privileges or voting power of the Series A Perpetual Convertible Preferred Stock, nor create or issue any class of stock ranking prior to the Series A Perpetual Convertible Preferred Stock as to dividends or distribution of assets on liquidation.  The Series A Perpetual Convertible Preferred Stock shall be convertible into 1.666 shares of  ORBCOMM common stock at any time before redemption by the holder, or by ORBCOMM after six months from its issue date, provided the market price of ORBCOMM common stock is at least $11.20 per share.  The Series A Perpetual Convertible Preferred Stock shall have voting rights as if converted into ORBCOMM common stock, and shall be paid dividends quarterly when declared by ORBCOMM’s Board of Directors in-kind at the annual rate of 4%.  The Series A Perpetual Convertible Preferred Stock can be redeemed after two years by ORBCOMM for its face value of $10.00 per share.  (See Appendix B of this Proxy Statement for the complete Description of the powers, rights, privileges, preferences and limitations of the Series A Perpetual Convertible Preferred Stock.)

The shares of ORBCOMM common stock to be held in escrow pursuant to paragraphs  6 and 7 above, shall be held in accordance with an Escrow Agreement among Alanco, ORBCOMM and Mellon Investor Services LLC, as escrow agent, (“Mellon”).  The Escrow Agreement provides that ORBCOMM may cause Mellon to deliver shares of ORBCOMM common stock from the escrow account to compensate ORBCOMM with respect to one-half of expenses and liabilities it incurs with respect to certain litigation, or to certain product warranty matters in excess of the threshold of $600,000.  One escrow account in the amount of $750,000 for the litigation matters and another escrow account in the amount of $500,000 (subject to possible reduction) for the warranty matters are to be established, with each escrow account containing sufficient shares of ORBCOMM common stock valued at $3.001 per share to fully fund the escrow accounts.  One-half of the liabilities incurred by StarTrak with respect to the warranty matter prior to closing shall reduce the number of ORBCOMM shares to be placed into the escrow.  The other half of such pre-closing warranty liabilities incurred shall be absorbed by ORBCOMM without impact on the consideration to be paid by ORBCOMM for StarTrak assets.  The litigation escrow shall exist until depleted or final resolution of the litigation.  The warranty escrow shall terminate upon depletion or March 1, 2012.  Any remaining shares held in the escrows after termination of the escrows shall be delivered by Mellon to Alanco.  (See Appendix C of this Proxy Statement for a copy of the Escrow Agreement to more fully understand the rights and privileges of Alanco thereunder.)

ORBCOMM has agreed to file a Registration Statement with the Securities Exchange Commission to register the shares of ORBCOMM common stock to be issued to Alanco under the Asset Purchase Agreement, as well as the shares of ORBCOMM common stock issuable upon conversion of the Series A Perpetual Convertible Preferred Stock of ORBCOMM to be issued to Alanco under the Asset Purchase Agreement.  (See Appendix E of this Proxy Statement for a copy of the Registration Rights Agreement to more fully understand the rights and privileges of Alanco thereunder.)

Assumption of Liabilities.  The Asset Purchase Agreement requires ORBCOMM to assume certain liabilities of StarTrak in connection with ORBCOMM’s purchase of the StarTrak assets.  In particular, the liabilities to be assumed include (a) post closing liabilities under assumed contracts, (b) certain liabilities to employees of StarTrak hired by ORBCOMM at the closing, and (c) liabilities reflected on the final closing statement generally to include StarTrak’s current liabilities and long-term deferred revenue.  ORBCOMM will also assume liabilities associated with StarTrak’s leased facilities and furniture and equipment leases.

Representation and Warranties.  Each of the parties to the Asset Purchase Agreement makes customary representations and warranties in the agreement consistent with similar transactions.  In particular, Alanco and StarTrak make representations concerning their due organization and authority to enter into the agreement, that StarTrak is the owner of the assets including StarTrak’s intellectual property, financial information concerning  StarTrak given to ORBCOMM having been prepared in accordance with accounting principles generally accepted in the United States consistently applied, taxes due applicable to StarTrak have been paid, as well as representations with respect to contracts with StarTrak, litigation, environmental matters, employee matters, absence of certain material events, product warranties, insurance and certain customers and suppliers.  Alanco makes additional representations customary in connection with the private placement of ORBCOMM stock as an investment and without a plan to distribute same.  ORBCOMM makes similar representation concerning its due organization and authority, the valid issuance of the ORBCOMM stock to be issued to Alanco, its financial reports, title to its properties, litigation and its compliance with Nasdaq continued listing requirements.

Covenants of Alanco and StarTrak.  StarTrak covenants to conduct its business only in the ordinary course consistent with past practices, to allow ORBCOMM representatives access to information concerning the StarTrak business and assets pending closing, and to pursue necessary consents required to close.  Alanco and StarTrak agree not to engage in a competing business for the three-year period following closing.  StarTrak has agreed to pay any past due amounts owing to ORBCOMM at or prior to closing.  Upon closing, the name of StarTrak will be changed to a name other than “StarTrak Systems.”

Alanco and StarTrak have agreed to take necessary actions to obtain approval for the transaction from Alanco’s shareholders, and in that regard, Alanco has agreed not to entertain competing offers for StarTrak or the StarTrak assets except as may be required by law.  The Alanco Board of Directors has retained the right, consistent with its fiduciary duties, to change its recommendations to the Alanco shareholders if circumstances require.

Closing Conditions.  The closing of the transaction is conditioned upon normal occurrence for similar transactions, such as the accuracy of the parties’ representations and warranties at closing, obtaining necessary third-party consents, and lack of injunctions or similar restraints, as well as the simultaneous closing of related third-party agreements including (i) an agreement whereby ORBCOMM acquires the lender’s interest in the $3,900,000 Loan Agreement between Alanco and StarTrak as borrower, and the Anderson Family Trust, as lender, (ii) an agreement pursuant to which ORBCOMM acquires all of the Alanco common stock owned by the Anderson Family Trust and affiliates, and (iii) an agreement pursuant to which ORBCOMM acquires all of the Alanco common stock owned by Timothy Slifkin and Thomas Robinson.

Termination of Agreement.  The Agreement may be terminated prior to closing upon mutual consent of the parties, upon material default of a party, if Alanco shareholder approval is not obtained, or if the transaction does not close on or before June 30, 2011 without default of the party terminating the Agreement.

In the event the Agreement is terminated without default of any party, no party shall have liability for same and the parties shall bear their own costs and expenses.  In the event the Agreement is terminated due to the default of a party, the non-defaulting party shall have the right to pursue its contract remedies.  In the event Alanco shareholder approval is not obtained due to the existence of a competing proposal recommended by Alanco’s Board of Directors, the Agreement is terminated accordingly by Alanco or StarTrak, and another contract to sell StarTrak or its assets is entered into before February 23, 2012, then ORBCOMM shall be paid the sum of $500,000 plus its costs and expenses related to this Agreement up to a maximum of $250,000.

Indemnification. The Agreement contains customary indemnity provisions for transactions of this type requiring the parties to indemnify each other and their respective affiliates and representatives against a breach of the Agreement, requiring Alanco and StarTrak to indemnify ORBCOMM against liabilities arising from retained assets or liabilities, and requiring ORBCOMM to indemnify Alanco and StarTrak against liabilities arising from the liabilities assumed by ORBCOMM.  No party’s indemnity obligation for breaches of representations arises until the total of indemnified liabilities exceed $75,000 and then only for the excess.  Additionally,  Alanco’s and StarTrak’s indemnity liability for breaches of representations shall not exceed one-half of the consideration received for the assets if they had no knowledge of the facts creating the breach of agreement, or the full amount of the consideration received if they had such knowledge.

Fees and Expenses.  Alanco will pay all fees and expenses (including all fees of Alanco’s investment banker, counsel and accountants) incurred by the Company and StarTrak in connection with the negotiation and execution of the Asset Purchase Agreement.

Federal Income Tax Consequences.  The Asset Sale will be treated as a taxable transaction for federal and state tax purposes.  The Company believes that due to the Company’s significant tax loss carryforward, the tax impact of the transaction will not be material.

Accounting Treatment. Upon the completion of the Asset Sale, the assets and liabilities associated with the transaction will be eliminated from our consolidated balance sheet.

Use of Proceeds; Our business after the Sale

The Company, and not our stockholders, will receive all of the net proceeds from the Asset Sale.  We anticipate using the net proceeds from the Asset Sale in one or more of the following ways:

•	Repayment of any remaining unpaid interest bearing debt;
•	Explore potential opportunities for an acquisition or merger transaction with an operating company, or;
•	A potential distribution of all or a portion of our net assets to shareholders.

After completion of the Asset Sale, we will continue to operate as a public company, but we will have no on-going operations.  We are unable to assure our stockholders that we will continue to trade on the Nasdaq market because without acquiring or merging with an operating company, we cannot maintain our Nasdaq listing.  We have not made any definitive determination about our future business plans once the Asset Sale is consummated.  The Company’s directors will evaluate all possible options, including an acquisition and/or merger with an operating business whereby our shareholders would retain an ownership interest in a new “public” corporation with opportunity for future enhanced value.  We anticipate that certain general and administrative expense will be incurred until a transaction occurs or the Company is liquidated.  It is expected that these expenses will be directly related to a potential transaction, as well as maintenance of the public corporate structure, including audits, quarterly reviews and tax filings.

RISK FACTORS.

Investing in our securities involves significant risks.  Please see the risk factors under the heading “Risk Factors” in our most recent Annual Report on Form 10-K as revised or supplemented by our Quarterly Reports on Form 10-Q filed with the SEC since the filing of our most recent Annual Report on Form 10-K, each of which is on file with the SEC.  Before casting your vote with respect to this Proxy Statement, you should carefully consider these risks as well as other information we include or incorporate by reference in this Proxy Statement.  The risks and uncertainties we have described are not the only ones facing our company.  Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business operations.  In addition, because we will receive a substantial number of ORBCOMM shares in exchange for the assets of StarTrak, you should also consider the Risk Factors in ORBCOMM’s most recent Annual Report on Form 10-K , as revised or supplemented by ORBCOMM’s Quarterly Reports on Form 10-Q filed with the SEC since the filing of its most recent Annual Report on Form 10-K, each of which is on file with the SEC and is incorporated by reference in this Proxy Statement.

In addition to the ongoing risks associated with investing in our stock or ORBCOMM’s stock, you should also consider the following risks associated with the Asset Sale.

•
We will incur substantial fees and costs in completing the transaction.  We will incur fees to our investment banker, Oberon Securities LLC, as well as to our legal counsel and independent auditors in concluding the transaction.  See “Fees and Expenses” under “Terms of the Transaction” above.

•
Closing of the Transaction may be delayed resulting in additional costs. If the transaction is approved by our shareholders, we still must obtain various consents from third parties, such as other contracting parties where the contract requires such consent.  If obtaining such consents is delayed, the closing of the transaction may be delayed resulting in our incurring additional expenses relating to operational costs and interest accruals.

•
We may lose our Nasdaq listing.  The Nasdaq rules require that listed companies have an operating business.  Upon consummation of the sale of the StarTrak assets to ORBCOMM, we will not have an operating business unless and until we acquire one through an acquisition, merger or otherwise.  Nasdaq may not allow us sufficient time to conclude an acquisition.  Further, if an acquisition transaction results in a change of control under Nasdaq rules, then we may have to re-qualify for a Nasdaq listing and must meet all of the initial listing requirements of Nasdaq to do so.  There is no assurance that we will be able to meet such requirements, or that Nasdaq will grant our continued or initial listing application.

•
ORBCOMM may not be able to successfully integrate the StarTrak business.  Each company’s culture and management and operational approaches are different and StarTrak must be successfully integrated into those of ORBCOMM.  There is no assurance that ORBCOMM will successfully integrate the StarTrak business into its operations as necessary to achieve anticipated revenue and profit gains.

•
ORBCOMM may not be able to retain needed StarTrak employees.  Although ORBCOMM anticipates offering employment to StarTrak employees, there is no assurance that the StarTrak employees will accept such employment on the terms offered.  Disruptions may result in the StarTrak business if experienced staff is not retained.

•
If the Asset Sale is not completed, we may have to revise our business strategy. During the past several months, management of the Company has been focused on, and has devoted significant resources to, the Asset Sale. If the Asset Sale is not completed, the Company will have to revisit its business strategy in an effort to determine what changes may be required in order for the Company to continue its operations. We may need to consider raising additional capital or financing in order to continue as a going concern if the Asset Sale is not completed. No assurance can be given whether we would be able to successfully raise capital or financing in such circumstances or, if so, under what terms.

•
Termination of the Purchase Agreement could negatively impact the Company.  If the Purchase Agreement is terminated, there may be various consequences. For example, the Company’s business may have been adversely impacted by the failure to pursue other beneficial opportunities due to the focus of management on the Asset Sale, without realizing any of the anticipated benefits of completing the Asset Sale, or the market price of the Company’s common stock could decline to the extent that the current market price reflects a market assumption that the Asset Sale will be completed. If the Purchase Agreement is terminated and Alanco’s Board of Directors seeks another transaction or business combination, the Company’s stockholders cannot be certain that the Company will be able to find a party willing to pay an equivalent or more attractive price than the price ORBCOMM has agreed to pay in the Asset Sale. Furthermore, under certain specified circumstances, the Company will be required to pay a termination fee of $500,000 and up to $250,000 of ORBCOMM cost, if the Purchase Agreement is terminated and the Company contracts to sell StarTrak to another party.

•	If the Asset Sale is not consummated by June 30, 2011, either ORBCOMM or Alanco may choose not to proceed with the Asset Sale.

Regulatory Approval

There are no United States federal or state regulatory approvals that must be obtained to consummate the Asset Sale.

Vote required

Effective March 4, 2011, the Board of directors approved the Asset Sale in accordance with the terms of the Asset Purchase Agreement, and determined it to be advisable and in the best interests of the Company and its stockholders.  Pursuant to section 10-1202 of Arizona Revised Statutes (the Company’s state of incorporation), the Asset Sale requires the approval of shareholders holding a majority of the outstanding shares of the Company eligible to vote.  As of March 28, 2011 (the “Record Date”), there were a total of 6,903,954 potential votes outstanding considering the total voting rights of the Company’s Class A Common Stock, Series B Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock.  See “Shares Outstanding and Voting Rights” on page seven of this proxy for additional discussion of the Company’s outstanding voting securities.

RECOMMENDATION OF THE BOARD

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO SELL SUBSTANTIALLLY ALL OF THE ASSETS OF ITS WHOLLY-OWNED SUBSIDIARY, STARTRAK SYSTEMS, LLC, TO ORBCOMM INC.

UNAUDITED CONDENSED FINANCIAL STATEMENTS OF
STARTRAK SYSTEMS, LLC

StarTrak Systems, LLC
(A Wholly Owned Subsidiary)
Condensed Balance Sheets (Unaudited)
As of December 31, 2010 and June 30, 2010
(dollars in thousands)

	December 31, 2010	June 30, 2010
ASSETS	(unaudited)	(unaudited)
CURRENT ASSETS
Cash	$189	$248
Accounts Receivable, Net	1,984	2,289
Inventory, Net	1,849	1,223
Prepaid Expenses and Other Current Assets	379	555
Total Current Assets	4,401	4,315

PROPERTY, PLANT AND EQUIPMENT, NET	327	233

OTHER ASSETS
Goodwill	12,575	12,575
Intangible Assets, Net	555	770
Other Assets, Net	32	174
TOTAL ASSETS	$17,890	$18,067

LIABILITIES AND MEMBER'S EQUITY
Accounts Payable & Accrued Expenses	$1,814	$1,336
Obligations Under Capital Leases	15	18
Customer Advances	177	5
Deferred Revenue	325	309
Total Current Liabilities	2,331	1,668
LONG-TERM LIABILITIES
Notes Payable, Long-term	500	500
Deferred Revenue, Long-term	330	375
Obligations Under Capital Leases, Long-term	-	5
Related Party Payable	27,809	27,655
TOTAL LIABILITIES	30,970	30,203

MEMBER'S EQUITY	(13,080)	(12,136)

TOTAL LIABILITIES AND MEMBER'S EQUITY	$17,890	$18,067

See accompanying notes to the condensed financial statements

StarTrak Systems, LLC
(A Wholly Owned Subsidiary)
Condensed Statement of Operations (Unaudited)
For the Six Months Ended December 31,
(dollars in thousands)

	2010	2009
NET SALES	$7,653	$6,604
Cost of Goods Sold	4,966	4,002
GROSS PROFIT	2,687	2,602

Selling, General and Administrative Expense	3,135	2,430
Amortization of Stock-Based Compensation	205	140
Depreciation and Amortization	256	269
OPERATING LOSS	(909)	(237)
Interest Expense, net	(35)	(66)
NET LOSS	$(944)	$(303)

BEGINNING MEMBER'S EQUITY	$(12,136)	$(11,397)

ENDING MEMBER'S EQUITY	$(13,080)	$(11,700)

See accompanying notes to the condensed financial statements

StarTrak Systems, LLC
(A Wholly Owned Subsidiary)
Condensed Statement of Cash Flows (Unaudited)
For the Six Months Ended December 31, 2010
(dollars in thousands)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(944)	$(303)
Adjustments to reconcile net loss to net
cash provided by operating activities:
Depreciation and amortization	256	269
Stock-based compensation	205	140
Changes in operating assets and liabilities:
Accounts receivable, net	305	(526)
Inventories, net	(626)	419
Prepaid expenses and other current assets	176	12
Accounts payable and accrued expenses	478	(518)
Deferred revenue	(29)	99
Customer advances	172	27
Other assets	12	61
Net cash provided by (used in) operating activities	5	(320)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(5)	(2)
Net cash used in investing activities	(5)	(2)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of cash advance from Alanco Technologies, Inc.	(51)	286
Repayment on capital leases	(8)	(9)
Net cash provided by (used in) financing activities	(59)	277

NET DECREASE IN CASH AND CASH EQUIVALENTS	(59)	(45)

CASH AND CASH EQUIVALENTS, beginning of period	248	287

CASH AND CASH EQUIVALENTS, end of period	$189	$242

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
Non-cash activities:
Fixed assets purchased with capital leases	$-	$3
Repayment of note in Parent company common stock	$-	$360
Stock-based compensation provided by Parent company	$205	$140

See accompanying notes to the consolidated financial statements

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)

Note A – Basis of Presentation and Recent Accounting Pronouncements

StarTrak Systems, LLC, (“StarTrak”)  is a Delaware Limited Liability Corporation providing wireless asset management services primarily to refrigerated truck segment of the transportation market.  StarTrak was acquired by Alanco Technologies, Inc. (Nasdaq: ALAN) in June of 2006 and since that time has been a wholly owned subsidiary of Alanco.  The 2006 transaction was valued, considering the Class A Common Shares issued of approximately $9,200,400, net liabilities assumed of $5,425,800 and other costs of the acquisition of $434,500, at $15,060,000.  The transaction, recorded using the purchase method of accounting, was reviewed by an independent consultant for valuation services who determined that the appropriate value of intangible assets acquired in the transaction was $2,485,300, resulting in total Goodwill from the transaction of $12,575,400.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

The unaudited condensed financial statements presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information.  Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.  In our opinion, the accompanying condensed financial statements include all adjustments necessary for a fair presentation of such condensed financial statements. Interim results are not necessarily indicative of results for a full year.  Certain reclassifications may have been made to conform prior period financials to the presentation in the current reporting period.  The reclassifications had no effect on net loss.

These condensed financial statements should be read in conjunction with StarTrak’s parent company, Alanco Technologies, Inc. (the “Company”) June 30, 2010 Annual Report filed on Form 10-K and included as Appendix F of this Proxy Statement. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

 The Company has stock-based compensation plans and provides stock-based compensation to StarTrak employees.  StarTrak’s stock-based compensation expense reflects stock-based compensation awards based on the estimated grant date fair value.  The value of the compensation cost is amortized at a minimum on a straight-line basis over the requisite service periods of the award (generally the option vesting term).

The estimated fair value is determined using the Black-Scholes valuation model.  Assumptions used to estimate compensation expense are determined as follows:

•
Expected term is determined under the simplified method using an average of the contractual term and vesting period of the award as appropriate statistical data required to properly estimate the expected term was not available;

•	Expected volatility of award grants made under the Company’s plans is measured using the historical daily changes in the market price of the Company’s common stock over the expected term of the award;

•	Risk-free interest rate is to approximate the implied yield on zero-coupon U.S. Treasury bonds with a remaining maturity equal to the expected term of the awards; and,

•	Forfeitures are based on the history of cancellations of awards granted by the Company and management’s analysis of potential future forfeitures.

Long-lived assets and intangible assets – StarTrak reviews carrying values at least annually or whenever events or circumstances indicate the carrying values may not be recoverable through projected discounted cash flows.

Fair value of financial instruments – The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information.  These estimates involve uncertainties and cannot be determined with precision.  The carrying amounts of accounts receivable, accounts payable, accrued liabilities, and notes payable approximate fair value given their short-term nature or with regards to long-term notes payable based on borrowing rates currently available to StarTrak for loans with similar terms and maturities.

Recent Accounting Pronouncements

With the exception of those discussed below, there have been no recent accounting pronouncements or changes in accounting pronouncements during the six months ended December 31, 2010, that are of significance, or potential significance, to us.

In October 2008, the EITF issued guidance which addresses the accounting when entities enter into revenue arrangements with multiple payment streams for a single deliverable or a single unit of accounting.  StarTrak has adopted the guidance which does not have an impact on its financial position and results of operations at this time.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

In December 2010, the FASB issued guidance which addresses the pro forma disclosure requirements for business combinations.  The guidance is effective for acquisition dates on or after the beginning of the first annual reporting period after December 15, 2010.  StarTrak has adopted the guidance which does not have an impact on its financial position and results of operations at this time.

Note B – Stock-Based Compensation

The Company has several shareholder approved employee stock option plans that are available to StarTrak employees.  The plans require that options be granted at a price not less than market on date of grant and are more fully discussed in Alanco Technologies, Inc. Form 10-K for the year ended June 30, 2010.

The Company uses the Black-Scholes option pricing model to estimate fair value of stock-based awards.

Assumptions for awards of options granted during the six months ended December 31, 2010 were:

Awards granted
six months ended
December 31, 2010
Dividend yield	0%
Expected volatility	62%
Weighted-average volatility	62%
Risk-free interest rate	2% - 4%
Expected life of options (in years)	2.0 - 3.75
Weighted average grant-date fair value	$.67

Note C – Inventories

Inventories are recorded at the lower of cost or market.  During the quarter ended December 31, 2010, StarTrak wrote off obsolete inventory against the recorded reserve.  The composition of inventories as of December 31, 2010 and June 30, 2010 are summarized as follows:

	December 31,	June 30,
	2010	2010
	(unaudited)
Raw materials and purchased parts	$1,849	$1,638
Finished goods	-	-
	1,849	1,638
Less reserves for obsolescence	-	(415)
	$1,849	$1,223

Note D – Deferred Revenue

Deferred revenues at December 31, 2010 and June 30, 2010 consist of the following:

	December 31,	June 30,
	2010	2010
	(unaudited)
Deferred revenue	$655	$684
Less - current portion	(325)	(309)
Deferred revenue - long-term	$330	$375

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Note E – Notes Payable

Notes payable at both December 31, 2010 and June 30, 2010 represent a $500 thousand note initially issued to TransCore Link Logistics Corp., a StarTrak vendor, who received the note in conversion of $500 thousand in vendor payables.  The note was purchased by the Anderson Family Trust (provider of the Company’s Line of Credit) during fiscal year 2009 and is currently included as part of the Line of Credit and is secured by all of the assets of the Company.  The note accrues interest at 12% and is due on May 15, 2011.

Note F – Legal

StarTrak has recently been made a defendant concerning certain patent infringement claims as follows:

        Innovative Global Systems LLC v. StarTrak Systems, LLC, et al.  Case No.: 6:10-CV-00327.  This action is a patent infringement action venued in the United States District Court for the Eastern District of Texas.  StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.

       StarTrak may also, from time to time, be involved in litigation arising from the normal course of business.  As of December 31, 2010 there was no such litigation pending deemed material by the StarTrak.

Note G – Liquidity

During the six months ended December 31, 2010, StarTrak reported a net loss of approximately $944 thousand. During fiscal year ended June 30, 2010, StarTrak reported a net loss from continuing operations of approximately $739 thousand.    Although StarTrak received additional capital during prior years from its parent, the significant losses raise doubt about the ability of StarTrak to continue as a going concern.  During fiscal 2011, StarTrak expects to meet its working capital and other cash requirements with its current cash reserves, cash generated from operations, and other financing as required.  While StarTrak believes that it will succeed in raising required working capital there can be no assurance that StarTrak’s efforts will be successful.  StarTrak’s continued existence is dependent upon its ability to achieve and maintain profitable operations.  The condensed  financial statements do not include any adjustments that might result from the outcome of these uncertainties.

StarTrak Systems, LLC
(A Wholly Owned Subsidiary)
Condensed Balance Sheets (Unaudited)
As of June 30,
(dollars in thousands)

	2010	2009
ASSETS	(unaudited)	(unaudited)
CURRENT ASSETS
Cash	$248	$287
Accounts Receivable, Net	2,289	1,485
Inventory, Net	1,223	1,355
Prepaid Expenses and Other Current Assets	555	415
Total Current Assets	4,315	3,542

PROPERTY, PLANT AND EQUIPMENT, NET	233	319

OTHER ASSETS
Goodwill	12,575	12,575
Intangible Assets, Net	770	1,201
Other Assets, Net	174	340
TOTAL ASSETS	$18,067	$17,977

LIABILITIES AND MEMBER'S EQUITY
Accounts Payable & Accrued Expenses	$1,336	$2,050
Notes Payable, Current Portion	-	360
Obligations Under Capital Leases	18	15
Customer Advances	5	193
Deferred Revenue	309	248
Total Current Liabilities	1,668	2,866
LONG-TERM LIABILITIES
Notes Payable, Long-term	500	500
Deferred Revenue, Long-term	375	256
Obligations Under Capital Leases, Long-term	5	23
Related Party Payable	27,655	25,729
TOTAL LIABILITIES	30,203	29,374

MEMBER'S EQUITY	(12,136)	(11,397)

TOTAL LIABILITIES AND MEMBER'S EQUITY	$18,067	$17,977

See accompanying notes to the condensed financial statements

StarTrak Systems, LLC
(A Wholly Owned Subsidiary)
Condensed Statement of Operations (Unaudited)
For the Years Ended June 30,
(dollars in thousands)

	2010	2009
NET SALES	$14,632	$13,634
Cost of Goods Sold	8,664	9,686
GROSS PROFIT	5,968	3,948

Selling, General and Administrative Expense	5,779	5,172
Amortization of Stock-Based Compensation	292	320
Depreciation and Amortization	534	499
OPERATING LOSS	(637)	(2,043)
Interest Expense, net	(102)	(195)
NET LOSS	$(739)	$(2,238)

BEGINNING MEMBER'S EQUITY	$(11,397)	$(9,159)

ENDING MEMBER'S EQUITY	$(12,136)	$(11,397)

See accompanying notes to the condensed financial statements

StarTrak Systems, LLC
(A Wholly Owned Subsidiary)
Condensed Statements of Cash Flows (Unaudited)
For the Years Ended June 30,
(dollars in thousands)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(739)	$(2,238)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	534	499
Stock-based compensation	292	320
Changes in operating assets and liabilities:
Accounts receivable, net	(804)	299
Inventories, net	132	669
Prepaid expenses and other current assets	(140)	(333)
Accounts payable and accrued expenses	(714)	(443)
Deferred revenue	180	(69)
Customer advances	(188)	140
Other assets	166	38
Net cash used in operating activities	(1,281)	(1,118)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(17)	(274)
Net cash used in investing activities	(17)	(274)

CASH FLOWS FROM FINANCING ACTIVITIES
Cash advances from Alanco Technologies, Inc.	1,634	2,125
Repayment on borrowings	(360)	(600)
Repayment on capital leases	(15)	(12)
Net cash provided by financing activities	1,259	1,513

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	(39)	121

CASH AND CASH EQUIVALENTS, beginning of period	287	166

CASH AND CASH EQUIVALENTS, end of period	$248	$287

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
Non-cash activities:
Fixed assets purchased with capital lease	$-	$50
Stock-based compensation provided by Parent company	$292	$320

See accompanying notes to the consolidated financial statements

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED)
Note A – Basis of Presentation and Recent Accounting Pronouncements

StarTrak Systems, LLC, (“StarTrak”)  is a Delaware Limited Liability Corporation providing wireless asset management services primarily to refrigerated truck segment of the transportation market.  StarTrak was acquired by Alanco Technologies, Inc. (Nasdaq: ALAN) in June of 2006 and since that time has been a wholly owned subsidiary of Alanco.  The

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

2006 transaction was valued, considering the Class A Common Shares issued of approximately $9,200,400, net liabilities assumed of $5,425,800 and other costs of the acquisition of $434,500, at $15,060,000.  The transaction, recorded using the purchase method of accounting, was reviewed by an independent consultant for valuation services who determined that the appropriate value of intangible assets acquired in the transaction was $2,485,300, resulting in total Goodwill from the transaction of $12,575,400.

The unaudited condensed financial statements presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America.  Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.  In our opinion, the accompanying condensed financial statements include all adjustments necessary for a fair presentation of such condensed financial statements. Certain reclassifications may have been made to conform prior period financials to the presentation in the current reporting period.  The reclassifications had no effect on net loss.

These condensed financial statements should be read in conjunction with StarTrak’s parent company, Alanco Technologies, Inc. (the “Company”) June 30, 2010 Annual Report filed on Form 10-K and included as Appendix F of this Proxy Statement.  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

The Company has stock-based compensation plans and provides stock-based compensation to StarTrak employees.  StarTrak's stock-based compensation expense reflects stock-based compensation awards based on the estimated grant date fair value.  The value of the compensation cost is amortized at a minimum on a straight-line basis over the requisite service periods of the award (generally the option vesting term).

The estimated fair value is determined using the Black-Scholes valuation model.  Assumptions used to estimate compensation expense are determined as follows:

•
Expected term is determined under the simplified method using an average of the contractual term and vesting period of the award as appropriate statistical data required to properly estimate the expected term was not available;

•	Expected volatility of award grants made under the Company’s plans is measured using the historical daily changes in the market price of the Company’s common stock over the expected term of the award;

•	Risk-free interest rate is to approximate the implied yield on zero-coupon U.S. Treasury bonds with a remaining maturity equal to the expected term of the awards; and,

•	Forfeitures are based on the history of cancellations of awards granted by the Company and management’s analysis of potential future forfeitures.

Long-lived assets and intangible assets – StarTrak reviews carrying values at least annually or whenever events or circumstances indicate the carrying values may not be recoverable through projected discounted cash flows.

Fair value of financial instruments – The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information.  These estimates involve uncertainties and cannot be determined with precision.  The carrying amounts of accounts receivable, accounts payable, accrued liabilities, and notes payable approximate fair value given their short-term nature or with regards to long-term notes payable based on borrowing rates currently available to StarTrak for loans with similar terms and maturities.

Recent Accounting Pronouncements

      With the exception of those discussed below, there have been no recent accounting pronouncements or changes in accounting pronouncements during the twelve months ended June 30, 2010, that are of significance, or potential significance, to us.

In October 2008, the EITF issued guidance which addresses the accounting when entities enter into revenue arrangements with multiple payment streams for a single deliverable or a single unit of accounting.  The EITF could not reach agreement on the transition of this guidance.  StarTrak is currently assessing the impact of this guidance on its financial position and results of operations.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

In October 2009, the FASB issued guidance on revenue recognition for multiple-deliverable revenue arrangements.  The guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010 and addresses how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting.  StarTrak is currently assessing the impact of this guidance on its financial position and results of operations.

    In October 2009, the FASB issued guidance on certain revenue arrangements that include software elements which changes the accounting model for revenue arrangements that include both tangible products and software elements. The guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010.  StarTrak is currently assessing the impact of this guidance on its financial position and results of operations.

    In January 2010, the FASB issued guidance on improving disclosures about fair value measurements.  The guidance is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  StarTrak is currently assessing the impact of this guidance on its financial position and results of operations.

   In January 2010, the FASB issued guidance on the accounting for distributions to shareholders with components of stock and cash.  The guidance is effective for StarTrak and believes the guidance will not have a material impact on its financial position and results of operations.

    In January 2010, the FASB issued guidance on improving disclosures about fair value measurements.  The guidance is effective for StarTrak and believes the guidance will not have a material impact on its financial position and results of operations.

    In August 2010, the FASB issued guidance on accounting for technical amendments to various SEC rules and schedules.  The guidance is effective upon issuance and StarTrak is currently assessing the impact of this guidance on its financial position and results of operations.

    In August 2010, the FASB issued guidance on accounting for various topics based on technical corrections to SEC paragraphs.  The guidance is effective upon issuance and StarTrak is current assessing the impact of this guidance on it financial position and results of operations.

Note B – Stock-Based Compensation

    The Company has several shareholder approved employee stock option plans.  The plans require that options be granted at a price not less than market on date of grant.

The Company uses the Black-Scholes option pricing model to estimate fair value of stock-based awards.

            Assumptions for awards of options granted during the years ended June 30, 2010 and 2009 were:

                                                                                                                                                 Awards Granted Years Ended
June 30, 2010     June 30, 2009
         Dividend yield                                                                                       0%                       0%
         Expected volatility                                                                               62%                     62%
         Weighted-average volatility                                                              62%                     62%
         Risk-free interest rate                                                                            4%                      4%
         Expected life of options (in years)                                                    3.75                  3.75
         Weighted average grant-date Black Scholes
           calculated fair value                                                                          $1.04                     $4.40

Note C – Inventories

Inventories consist of the following at June 30:

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

	2010	2009
Raw materials and purchased parts	$1,638	$1,955
Finished goods	-	-
	1,638	1,955
Less reserves for obsolescence	(415)	(600)
	$1,223	$1,355

Note D - Liquidity

StarTrak incurred significant losses and negative cash flows from operations during fiscal year ended June 30, 2010 and in prior fiscal years, and anticipates additional losses and negative cash flows in early fiscal year 2011.  These factors, as well as the uncertain conditions that StarTrak faces regarding its ability to secure significant contracts for  its products, creates an uncertainty about StarTrak's ability to finance its operations and remain a going concern.  Although management cannot assure that future operations will be profitable or that additional debt and/or equity capital will be raised, management believes cash balances at June 30, 2010, additional working capital anticipated to be provided by its parent company and working capital generated from StarTrak's operations, will provide adequate capital resources to maintain StarTrak's net cash requirements for the next year.  However, if additional working capital is required and not obtained through long-term debt, equity capital or operations, it could adversely affect future operations.  Accordingly, the accompanying financial statements have been prepared assuming StarTrak will continue to operate and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

Note E - Property, Plant and Equipment

Property, Plant and Equipment consist of the following at June 30:

	2010	2009
Machinery and equipment	$80	$80
Furniture and office equipment	392	375
Leasehold improvement	90	90
	562	545
Less accumulated depreciation	(329)	(226)
Net book value	$233	$319

Note F – Notes Payable

Notes payable at June 30, 2010 and 2009 consist of the following:

	2010	2009
Notes payable - Tenix	$-	$360
Notes payable - Vendor	500	500
Notes payable	500	860
Less current portion	-	(360)
Notes payable - long-term	$500	$500

Notes payable – Vendor at both June 30, 2010 and 2009 represent a $500 thousand note initially issued to TransCore Link Logistics Corp., a StarTrak vendor, who received the note in conversion of $500 thousand of vendor payables.  The note was purchased by the Anderson Family Trust (provider of the Alanco Technologies, Inc. Line of Credit) during fiscal year 2009 and is currently secured by all of the assets of the Company.  The note accrues interest at 12% and is due on December 31, 2011.

Notes payable – Tenix represents an unsecured note assumed in the StarTrak acquisition.  The note was amended in September 2009 and transferred to Alanco Technologies, Inc. where the $360 thousand balance plus all accrued interest was converted into Alanco Class A Common Stock.

NOTES TO CONDENSED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Note G – Related Party Transactions

StarTrak obtains certain software engineering services from ST Wireless, a company organized and operating under the laws of India.  Timothy P. Slifkin, a director of Alanco and StarTrak’s president, informed StarTrak and the Company that he assisted with the formation of ST Wireless in India.  ST Wireless has performed these services since the acquisition of StarTrak by Alanco in June 2006.  For the years ended June 30, 2010 and 2009, StarTrak paid ST Wireless $161,650 and $24,400, respectively, for services performed.  Mr. Slifkin represents that he has no ownership interest in ST Wireless, nor does he have any option to acquire any interest in ST Wireless, however he does have a relationship with ST Wireless as described in the following paragraph.

Mr. Slifkin has recently informed StarTrak and the Company that he owns 60% of the outstanding membership interests of August Matrix, LLC, a New Jersey limited liability company formed in 2008 to represent ST Wireless in the United States.  Since August, 2008, StarTrak has remitted all payments to August Matrix for services provided by ST Wireless to StarTrak.  Although StarTrak did not make any payment to August Matrix during fiscal year ended June 30, 2010, for the years ended June 30, 2009 and 2008, StarTrak paid August Matrix $53,800 and $205,400, respectively,   (Mr. Slifkin’s 60% portion being $32,300 and $123,200).  Mr. Slifkin further informed the Company that all of the monies paid by StarTrak to August Matrix were, in turn, paid by August Matrix to ST Wireless for the benefit of  StarTrak, and that Mr. Slifkin has received no disbursements or compensation from either August Matrix or ST Wireless.   Amounts due either ST Wireless or August Matrix at June 30, 2010 or 2009 were not deemed material.

Note H – Commitments and Contingencies

StarTrak leases certain facilities under non-cancelable operating lease agreements that expire through fiscal year 2018.  Future minimum payments under non-cancelable operating leases at June 30, 2010 for fiscal years ended 2011 through 2015 are as follows:

Years Ended	Operating
June 30,	Leases
2011	$192
2012	189
2013	189
2014	192
2015	196
Thereafter	678
$1,636

Note I – Legal

StarTrak Systems, LLC has recently been made a defendant concerning certain patent infringement claims as follows:

    Innovative Global Systems LLC v. StarTrak Systems, LLC, et al.  Case No.: 6:10-CV-00327.  This action is a patent infringement action venued in the United States District Court for the Eastern District of Texas.  StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.

 StarTrak may also, from time to time, be involved in litigation arising from the normal course of business.  As of June 30, 2010 there was no such litigation pending deemed material by StarTrak.

Note J – Retirement Plan

StarTrak provides a 401(k) retirement plan for its employees under the plan of its parent company, Alanco Technologies, Inc.  Employees are eligible to participate in the plan on the first of the month following 90 days of continuous employment.  Employee salary deferral rates are not restricted by the Company, however, IRS limits and limitations imposed by discrimination tests may affect the allowed salary deferral rate.  The Company matches 25% of the amount deferred by employees, matching up to 4% of an employee’s annual compensation.

UNAUDITED PRO FORMA CONDENSED
CONSOLIDATED FINANCIAL STATEMENTTS OF
ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Pages 45-48 of this Proxy Statement contain unaudited pro forma condensed consolidated financial information on Alanco and its subsidiaries.  This financial information is designed to show how the sale of assets of StarTrak to ORBCOMM Inc. might have affected historical financial statements if such asset sale had been contemplated at an earlier time.  The following unaudited pro forma condensed consolidated financial information was prepared based on the historical financial results of Alanco.  The Alanco Form 10-K for the year ended June 30, 2010 (Appendix F) and Forms 10-Q for the quarters ended September 30, 2010 and December 31, 2010 (Appendix G) should also be read in connection with the financial information presented.

Basis of Presentation

Unaudited pro forma balance sheet as of December 31, 2010 and the unaudited pro forma condensed consolidated statements of operations for the six months ended December 31, 2010 and the year ended June 30, 2010, are based on the historical financial statements of the Company.

The unaudited pro forma condensed consolidated balance sheet date as of December 31, 2010 is presented as if the asset  sale occurred in its entirety as of that date.  The unaudited pro forma condensed consolidated statement of operations data for the six months ended December 31, 2010 is presented as if the asset sale occurred in its entirety on July 1, 2010.  The unaudited pro forma consolidated statement of operations data for the year ended June 30, 2010 is presented as if the asset sale occurred in its entirety on July 1, 2009.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and is not necessarily indicative of the financial condition or results of operations of future periods or the financial condition or results of operations that actually would have been realized had the asset sale occurred during the referenced period.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and notes thereto appearing in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2010 (Appendix F) and its quarterly reports on Form 10-Q for the interim periods ended September 30, 2010 and December 31, 2010 (Appendix G).

Preparation of the pro forma information is provided for informational purposes only, and is based on assumptions considered appropriate by Alanco’s management.  The pro forma financial information is unaudited and is not necessarily indicative of the results that would have occurred if the transactions described above had been consummated as of the dates indicated, nor does it purport to represent the future financial position and the results of operations for the future periods.  In management’s opinion, all adjustments necessarily to reflect the effects of the transactions listed above have been made.

Alanco Technologies, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
As of December 31, 2010
Pro Forma Consolidated Unaudited Financial Information:
The following represents a pro forma condensed consolidated balance sheet as of December 31, 2010, assuming the
Company's StarTrak System, LLC sale was consummated as of that date.

	------------------------------------(Dollars in Thousands)---------------------------
	Alanco	Less:	Pro		Pro Forma
ASSETS	Consolidated	StarTrak	Forma		Consolidated
Current Assets:	(Historical)	(Historical)	Adjustments		Amounts

Cash	$538	$(189)	$2,000	(1)	$1,151
			(670)	(2)
			(228)	(3)
			(300)	(6)
Accounts Receivable, Net	1,984	(1,984)	-		-
Inventory	1,848	(1,848)	-		-
ORBCOMM common stock	-	-	5,464	(1)	5,464
ORBCOMM common stock, held in Escrow	-	-	1,250	(1)	1,250
ORBCOMM Preferred Stock	-	-	1,835	(1)	-
			(1,835)	(4)
Assets Related to Discontinued Operations	39	-	-		39
Other Current Assets	492	(379)	-		113
Total Current Assets	4,901	(4,400)	7,516		8,017

PROPERTY, PLANT AND EQUIPMENT, NET	328	(328)	-		-

OTHER ASSETS
Goodwill	12,575	(12,575)	-		-
Intangible Assets, Net	555	(555)	-		-
Other Assets, Net	32	(32)	-		-
TOTAL ASSETS	$18,391	$(17,890)	$7,516		$8,017

LIABILITIES AND STOCKHOLDERS' EQUITY

Accounts Payable & Accrued Expenses	$2,388	$(1,814)	$-		$574
Dividends Payable	52	-	(52)	(5)	-
Notes payable - current portion	4,428	(500)	(3,900)	(1)	-
			(300)	(6)
			(228)	(3)
			(500)	(8)
Capital Leases	14	(14)	-		-
Customer Advances	177	(177)	-		-
Liabilities related to discontinued operations	1,433	-	-		1,433
Deferred Revenue	325	(325)	-		-
Total Current Liabilities	8,817	(2,830)	(3,980)		2,007
LONG-TERM LIABILITIES

Deferred Revenue, Long-term	330	(330)	-		-
TOTAL LIABILITIES	9,147	(3,160)	(3,980)		2,007

PREFERRED STOCK - SERIES B CONVERTIBLE	1,154	-	-		1,154

SHAREHOLDERS' EQUITY

Series D Convertible Preferred Stock	815	-	(815)	(4)	-
Series E Convertible Preferred Stock	3,165	-	(2,250)	(1)	-
			(915)	(4)
Class A Common Stock	109,336	-	(1,588)	(1)	107,748
Accumulated Deficit	(105,226)	(14,730)	18,287	(1)	(102,892)
			52	(5)
			(670)	(2)
			(105)	(4)
			(500)	(8)
Total Shareholders' Equity	8,090	(14,730)	11,496	(7)	4,856

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY	$18,391	$(17,890)	$7,516		$8,017

(1)	Pro forma adjustments to reflect the sale of StarTrak Systems, LLC for consideration totaling $18.287 million, including $2 million cash, $6.714 million in ORBCOMM Common Stock, $1.835 million in ORBCOMM Preferred
Stock, the assumption of $3.9 million in Notes Payable, the surrender of $1.588 million in Alanco Common Stock valued at $1.31 per share and $2.25 million of Series E Preferred Stock held by ORBCOMM.
(2)	To record estimated costs related to the transaction including investment banking costs, legal and bonus incentives.
(3)	To reflect the payoff of an additional $228,000 in notes payable, eliminating the interest bearing debt.
(4)	The entry reflects the retirement of Alanco's remaining preferred stock with similar value of ORBCOMM preferred stock. The Company believes the transaction will facilitate the retirement of the remaining $815,000 of Series D and
$915,000 of Series E Preferred Stock with a combined stated value of $1,835,000 through an exchange with the equal face value of the ORBCOMM preferred stock received in the transaction.
(5)	To eliminate preferred stock dividends at December 31, 2010 consistent with the retirement of the Series D and Series E Preferred Stock discussed in 4 above.
(6)	To record repayment of final $300,000 balance under the Anderson Family Trust line of credit agreement.
(7)	Pro forma book value per share at 12-31-10 of $1.13 is determined by dividing the pro forma shareholder equity by the net common shares outstanding after adjusting for the 1,212,500 treasury shares to be acquired in the transaction, resulting in a pro forma common shares outstanding at December 31, 2010 of 4,295,100.
(8)	To transfer debt to corporate.

Alanco Technologies, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
For the Six Months Ended December 31, 2010

The following represents an unaudited pro forma condensed consolidated statement of operations for the six months ended December 31, 2010, assuming the sale of StarTrak Systems, LLC was consumated on July 1, 2010.

	-----------------------------------(Dollars in Thousands)--------------------------------
	Alanco	Less:	Pro		Pro Forma
	Consolidated	StarTrak	Forma		Consolidated
	(Historical)	(Historical)	Adjustments		Amounts
Sales	$7,653	$(7,653)	$-		$-

Cost of Sales	4,967	(4,967)	-		-
Selling, General and Administrative Expense	3,722	(3,136)	-		586
Amortization of Stock-Based Compensation	397	(204)	-		193
Depreciation and Amortization	256	(256)	-		-
	9,342	(8,563)	-		779
Operating Loss	(1,689)	(910)	-		(779)
Interest Expense, net	(254)	-	254	(1)	-
Other Income (Expense)	(9)	-	-		(9)
LOSS FROM CONTINUING OPERATIONS	(1,952)	(910)	254		(788)
Loss from Discontinued Operations	(100)	-	-		(100)
NET LOSS	(2,052)	(910)	254		(888)
Preferred Stock Dividend	(160)	-	99	(2)	(61)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,212)	$(910)	$353		$(949)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Continuing Operations	$(0.37)				$(0.19)
Discontinued Operation	$(0.02)				$(0.02)
Preferred Stock Dividends	$(0.03)				$(0.02)
Net Loss Per Share Attributiable to Common Shareholders	$(0.42)				$(0.23)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and Diluted	5,265,800		(1,212,500)	(3)	4,053,300

(1)	To reverse interest expense for the period based upon assumption that all interest bearing debt was paid.
(2)	Elimination of dividends for the Series E and Series D preferred shares to be retired with ORBCOMM preferred shares received in the transaction. Balance of dividends related to Series B Preferred Stock.
(3)	To adjust for Alanco Common Shares received from ORBCOMM in transaction.

Alanco Technologies, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations (Unaudited)
For the Twelve Months Ended June 30, 2010

The following represents an unaudited pro forma condensed consolidated statement of operations for the twelve months ended June 30, 2010, assuming the sale of StarTrak Systems, LLC was consumated on July 1, 2009.

	-----------------------------------(Dollars in Thousands)--------------------------------
	Alanco	Less:	Pro		Pro Forma
	Consolidated	StarTrak	Forma		Consolidated
	(Historical)	(Historical)	Adjustments		Amounts
Sales	$14,632	$(14,632)	$-		$-

Cost of Sales	8,664	(8,664)	-		-
Selling, General and Administrative Expense	6,726	(5,780)	-		946
Amortization of Stock-Based Compensation	400	(292)	-		108
Depreciation and Amortization	535	(535)	-		-
	16,325	(15,271)	-		1,054
Operating Loss	(1,693)	(639)	-		(1,054)
Interest Expense, net	(862)	-	862	(1)	-
Other Income (Expense)	(4)	-	-		(4)
LOSS FROM CONTINUING OPERATIONS	(2,559)	(639)	862		(1,058)
Loss from Discontinued Operations	(6,569)	-	-		(6,569)
NET LOSS	(9,128)	(639)	862		(7,627)
Preferred Stock Dividend	(385)	-	281	(2)	(104)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(9,513)	$(639)	$1,143		$(7,731)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
Continuing Operations	$(0.60)				$(0.34)
Discontinued Operation	$(1.53)				$(2.13)
Preferred Stock Dividends	$(0.09)				$(0.03)
Net Loss Per Share Attributiable to Common Shareholders	$(2.22)				$(2.50)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING
Basic and Diluted	4,295,100		(1,212,500)	(3)	3,082,600

(1)	To reverse interest expense for the period based upon assumption that all interest bearing debt was paid.
(2)	Elimination of dividends for the Series E and Series D preferred shares to be retired with ORBCOMM preferred shares received in the transaction. Balance of dividends related to Series B Preferred Stock.
(3)	To adjust for Alanco Common Shares received from ORBCOMM in transaction.

INFORMATION INCORPORATED BY REFERENCE

The SEC allows us to “incorporate by reference” information into this Proxy Statement, which means that we can disclose important information to you by referring you to another document filed separately with the SEC.  This Proxy Statement incorporates by reference documents which are not presented in this Proxy Statement or delivered to you with it.  The information incorporated by reference is an important part of this Proxy Statement and subsequent information that we and ORBCOMM file with the SEC will automatically update and supersede this information.  Any information modified or superseded will not constitute part of this Proxy Statement, except as modified or superseded.  We incorporate by reference the documents listed below and any future filings we and ORBCOMM make with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the filing date of this Proxy Statement and before the Annual Meeting.

The following documents filed by ORBCOMM with the SEC are incorporated by reference in this Proxy Statement:

1.           ORBCOMM’s 10-K filed with the SEC on March 16, 2011
2.           ORBCOMM's 8-K filed with the SEC on March 16, 2011
3.           ORBCOMM’s SC 13D/A filed with the SEC on February 28, 2011
4.           ORBCOMM's 8-K filed with the SEC on February 24, 2011
5.           ORBCOMM's 8-K filed with the SEC on February 1, 2011

SHAREHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING;
DISCRETIONARY AUTHORITY; OTHER BUSINESS

Any shareholder who intends to present a proposal at the annual meeting of shareholders for the year ending June 30, 2011, and have it included in the Company’s proxy materials for that meeting generally must deliver the proposal to us for our consideration not less than 120 calendar days in advance of the date of the Company’s proxy statement released to security holders in connection with the previous  year’s  annual meeting  of  security  holders and must comply  with Rule 14a-8 under the Securities Exchange Act of 1934, as amended.  In accordance with the above rule, the applicable proposal submission deadline for the 2011 annual meeting of shareholders would be December 11, 2010, however, since Alanco’s 2011 annual meeting would normally be scheduled in January 2011, we are requesting notification of a proposal by August 15, 2011.

Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, as amended, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals properly presented at the Meeting, except in circumstances where (i) the Company receives notice of the proposed matter a reasonable time before the Company begins to mail its proxy materials (including this proxy statement), and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

The Board of Directors is not aware of any other business to be considered or acted upon at the Meeting other than that for which notice is provided, but in the event other business is properly presented at the Meeting, requiring a vote of shareholders, the proxy will be voted in accordance with the judgment on such matters of the person or persons acting as proxy (except as described in the preceding paragraph).  If any matter not appropriate for action at the Meeting should be presented, the holders of the proxies shall vote against the consideration thereof or action thereon.

ROBERT R. KAUFFMAN
CHIEF EXECUTIVE OFFICER

JOHN A. CARLSON
CHIEF FINANCIAL OFFICER
Scottsdale, Arizona
April 11, 2011

Proxy Solicited by the Board of Directors of Alanco Technologies, Inc.

The undersigned hereby appoints Robert R. Kauffman and John A. Carlson, or any one of them, with full power of substitution, as attorneys-in-fact and proxies to represent the undersigned at the Annual Meeting of Shareholders of Alanco Technologies, Inc. to be held at 15575 N. 83rd Way, Suite 3, Scottsdale, Arizona, at 10:00 a.m. Mountain Standard Time, on May 10, 2011, and at any and all adjournments thereof, to vote in the name and place of the undersigned with all the power which the undersigned would possess if personally present, all of the stock of Alanco Technologies, Inc. standing in the name of the undersigned, upon such business as may properly come before the meeting, including the following as set forth hereon.

A SHAREHOLDER MAY USE CUMULATIVE VOTING FOR THE NOMINEES OF THAT PROPOSAL BY VOTING THE NUMBER OF THE SHARES HELD TIMES THE NUMBER OF DIRECTORS BEING ELECTED ON A SINGLE OR GROUP OF CANDIDATES.  SHAREHOLDERS MAY ALSO WITHHOLD AUTHORITY TO VOTE FOR A NOMINEE(S) BY DRAWING A LINE THROUGH THE NOMINEE’S NAME(S).  FOR EXAMPLE, A SHAREHOLDER WITH 1,000 SHARES MAY CAST A TOTAL OF 5,000 VOTES (# OF SHARES X 5 DIRECTORS) FOR ALL, ONE, OR A SELECT NUMBER OF CANDIDATES.

PROPOSAL NO. 1    ELECTION TO THE BOARD OF DIRECTORS

‡  FOR Management nominees listed below equally among all the nominees OR VOTED AS FOLLOWS:

Harold S. Carpenter                        ________    Shares             James T. Hecker              ________    Shares
Robert R. Kauffman                        ________    Shares            Thomas C. LaVoy            ________   Shares
John A. Carlson                              ________    Shares

‡  WITHHOLD AUTHORITY to vote for all nominees listed above.

PROPOSAL NO. 2   RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT
                                      REGISTERED PUBLIC ACCOUNTING FIRM

‡       FOR                                ‡               AGAINST    ‡   ABSTAIN

PROPOSAL NO. 3   APROVAL OF THE ALANCO 2011 STOCK INCENTIVE PLAN

‡       FOR                                ‡               AGAINST    ‡   ABSTAIN

PROPOSAL NO. 4   APPROVAL TO SELL SUBSTANTIALLY ALL OF THE ASSETS OF THE COMPANY BY SELLING SUBSTANTIALLY ALL THE ASSETS OF STARTRAK
                                      SYSTEMS, LLC, A WHOLLY OWNED SUBSIDIARY OF THE COMPANY, TO ORBCOMM INC. PURSUANT TO TERMS AND CONDITIONS OF THE
                                      ASSET PURCHASE AGREEMENT AMONG THE COMPANY, STARTRAK AND ORBCOMM.

‡       FOR                                ‡               AGAINST     ‡   ABSTAIN

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATION ABOVE.  IF THE SHAREHOLDER DOES NOT INDICATE A PREFERENCE, MANAGEMENT INTENDS TO VOTE FOR ALL PROPOSALS LISTED.  THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS FOR WHICH THE SHAREHOLDER HAS NOT INDICATED A PREFERENCE OR IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

The undersigned revokes any proxies heretofore given by the undersigned and acknowledges receipt of the Notice of Annual Meeting of Shareholders and Proxy Statement furnished herewith.

Dated_________________________________, 2011
____________________________________________                                                                                                ____________________________________________

Signature(s) should agree with the name(s) hereon.  Executors, administrators, trustees, guardians and attorneys should indicate when signing.  Attorneys should submit powers of attorney.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALANCO.  PLEASE SIGN AND RETURN THIS PROXY TO ALANCO TECHNOLOGIES, INC., C/O ISSUER DIRECT, 500 PERIMETER PARK DRIVE, SUITE D, MORRISVILLE, NC  27560.  THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

APPENDIX A

CONFIDENTIAL                                                          EXECUTION COPY

ASSET PURCHASE AGREEMENT

by and among

ORBCOMM INC.,

STARTRAK SYSTEMS, LLC,

and

ALANCO TECHNOLOGIES, INC.

_______________________________

Dated as of February 23, 2011
________________________________

Section 15.14	Governing Law	120
Section 15.15	Counterparts	120
Section 15.16	Specific Performance	120
Section 15.17	Interpretation	120
Section 15.18	Performance by the Company	120

EXHIBITS

Exhibit A                      -           Definitions

Exhibit B                      -           Forms of Promissory Note and Security Agreement

Exhibit C              -   Powers, Preferences, Rights and Limitations of Series A Preferred Stock of Buyer

Exhibit D                      -           Form of Registration Rights Agreement

Exhibit E                      -           November 30, 2010 Balance Sheet

Exhibit F                      -           Form of Parent Closing Opinion

Exhibit G                      -           Form of Buyer Closing Opinion

Exhibit H                      -           Form of Escrow Agreement

SCHEDULES

Schedule 1(a)        -    Business Intellectual Property
Schedule 1(b)            -   Retained Contracts
Schedule 2.1(a)(i)                  -           Real Property
Schedule 6.1                          -           Foreign Qualifications
Schedule 6.2                          -           No Breach
Schedule 6.3                          -           Title to Assets
Schedule 6.4                          -           Equity Interests
Schedule 6.5                          -          Affiliate Transactions
Schedule 6.6(b)                     -           Company Financial Statements
Schedule 6.6(c)                     -           Liabilities
Schedule 6.7(l)                      -           Foreign Establishments
Schedule 6.8(a)                     -           Certain Intellectual Property
Schedule 6.8(b)                     -           Contracts Relating to Business Intellectual Property
Schedule 6.8(c)                     -            Intellectual Property Matters
Schedule 6.8(d)                    -            Persons With Inventions, Discoveries or Ideas
Schedule 6.8(e)                    -            Documentation of Business Intellectual Property
Schedule 6.8(f)                     -            Business Intellectual Property to Conduct the Business
Schedule 6.8(g)                    -            Source Code
Schedule 6.8(h)                    -            Open Source Code
Schedule 6.9(c)                    -            Leased Premises
Schedule 6.10(a)                  -            Contracts
Schedule 6.10(c)                  -            Contract Matters
Schedule 6.10(d)                  -            Change of Control Provisions
Schedule 6.10(e)                  -            Loss Contracts
Schedule 6.11(a)                  -            Litigation
Schedule 6.12                       -            Environmental Matters
Schedule 6.13                       -            Parent and Company Governmental Approvals
Schedule 6.14(a)                  -            Compliance with Laws
Schedule 6.15                       -            Permits
Schedule 6.16(b)                  -            Plans
Schedule 6.16(i)                   -            Employee Agreements
Schedule 6.16(j)                   -            Employee Information
Schedule 6.16(l)                   -            Non-At-Will Employment
Schedule 6.17(a)                  -            Material Adverse Effect
Schedule 6.17(b)                 -            Material Events
Schedule 6.18                      -            Assets Owned by Affiliates
Schedule 6.19                      -            Product Warranty
Schedule 6.20(a)                 -            Insurance Policies
Schedule 6.21                      -            Bank Accounts and Powers of Attorney
Schedule 6.24                      -            Customers and Suppliers
Schedule 7.4                        -            Buyer Governmental Approvals
Schedule 8.18                      -            Assets Owned by Parent
Schedule 9.7(a)                   -            Transferred Bank Accounts
Schedule 10.1(a)                 -            Employees of the Business
Schedule 10.5(d)                 -            COBRA Employees
Schedule 11.1(h)                 -            Required Consents

ASSET PURCHASE AGREEMENT

ASSET PURCHASE AGREEMENT, dated as of February 23, 2011, by and among ORBCOMM INC., a Delaware corporation ("Buyer"), STARTRAK SYSTEMS, LLC, a Delaware limited liability company (the "Company"), and ALANCO TECHNOLOGIES, INC., an Arizona corporation ("Parent").

W I T N E S S E T H :

WHEREAS, Parent is the sole record and beneficial owner of all the issued and outstanding membership units or interests of the Company (collectively, the "Membership Units");

WHEREAS, concurrently with the execution of this Agreement, the Company and StarTrak Wireless Technologies Private Limited are entering into a written agreement (i) governing all copyrights, trade secret rights, and exclusive, royalty-free, worldwide, and freely assignable rights to use, display, run, duplicate, modify, improve, extend, and create derivative works from, all of the software used in the Business for the receipt, processing, display, storage, and delivery of customer data that has been developed, modified, extended or improved for the Company by StarTrak Wireless Technologies Private Limited, or any predecessor entity thereof, in India or elsewhere, (ii) to license the same to others without requirement to account for any royalties received, (iii) to prevent others from doing any of the foregoing without Buyer’s consent, all to Buyer’s reasonable satisfaction, and (iv) providing for the future services of StarTrak Wireless Technologies Private Limited with respect to the maintenance and further development of such software, which agreement will be effective upon the Closing (the "ST Wireless Agreement").

WHEREAS, Buyer has separately entered into an agreement to purchase from the Anderson Group (as defined in Exhibit A) at the Closing all of the shares of common stock of Parent held by the Anderson Group (the "Anderson SPA");

WHEREAS, Buyer has separately entered into an agreement to purchase from Timothy P. Slifkin ("Slifkin") and Thomas A. Robinson ("Robinson") at the Closing all of the shares of common stock of Parent held by each of Slifkin and Robinson (the "Slifkin/Robinson SPA");

WHEREAS, STK Acquisition, LLC is a wholly-owned subsidiary of Buyer, formed to receive the Assets and operate the Business after the Closing;

WHEREAS, STK Acquisition, LLC has separately entered into an assignment and assumption agreement (the "Anderson Assignment and Assumption Agreement") pursuant to which STK Acquisition, LLC has agreed to acquire at the Closing all of the rights of the lender under the Amended and Restated Loan and Security Agreement dated December 21, 2007, as amended, by and between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 (the "Anderson Trust") as lender, and Parent, the Company and the other borrower parties thereto (the "Anderson Loan Agreement");

WHEREAS, in consideration of the Anderson Assignment and Assumption Agreement, (i) STK Acquisition, LLC will separately (A) issue at Closing a Secured Promissory Note in favor of the Anderson Trust (the “Secured Promissory Note”) and (B) enter into a Security Agreement in favor of the Anderson Trust (the "Anderson Security Agreement"), and (ii) Buyer will separately enter into at Closing a Guaranty (the “Anderson Note Guaranty”) to guarantee the obligations of STK Acquisition, LLC under the Secured Promissory Note; and

WHEREAS, following the consummation of the above transactions, the Company desires to sell, and cause to be sold, to Buyer, and Buyer desires to purchase, the Assets (as defined herein), and the Company desires to transfer, and cause to be transferred, to Buyer, and Buyer desires to assume, the Assumed Liabilities (as defined herein), all pursuant to the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements hereinafter contained, the parties agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used in this Agreement shall have the meanings specified in Exhibit A.

ARTICLE II

SALE AND PURCHASE OF ASSETS

Section 2.1 Sale and Purchase of Assets.

(a) Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties contained herein, at the Closing, for the consideration specified in Section 4.1, the Company will sell, assign, convey, transfer and deliver to Buyer, and Buyer will purchase and acquire from the Company, all of the Company's right, title and interest in and to (i) the Business Intellectual Property, free and clear of any Liens, other than Permitted Liens, (ii) the Transferred Bank Accounts, free and clear of any Liens, other than Permitted Liens, and (iii) all other assets, properties and rights (whether tangible or intangible, real, personal or mixed, fixed, contingent or otherwise, and wherever located) of the Company or otherwise Related to the Business (except for Retained Assets), in each case free and clear of any Liens, other than Permitted Liens, as the same shall exist on the Closing Date, including the following to the extent Related to the Business (unless otherwise provided):

(i) all real property Leases set forth on Schedule 2.1(a)(i);

(ii) all accounts, loans and notes receivable (whether current or not current), performance and surety bonds and letters of credit or other similar instruments in favor of the Company;

(iii) all inventories, including finished products, work-in-process, materials, parts, components, production stock, accessories,  supplies and consigned inventory (including all such inventories that are held by third parties);

(iv) all machinery, equipment, tooling, vehicles, furniture and fixtures, leasehold improvements, plant and office equipment, test equipment, laboratory equipment and supplies, repair parts, repair stock, tools, computer hardware and software (including all enterprise information systems), engineering and design equipment, computer networking equipment and other tangible personal property, together with any rights, claims and interests arising out of maintenance or service contracts relating thereto or the breach of any express or implied warranty by the manufacturers or sellers of any such assets or any component part thereof;

(v) all Contracts, including all rights to receive payment for products sold or services rendered, and to receive goods and services, pursuant to Contracts and to assert claims and to take other actions in respect of breaches, defaults and other violations thereunder (whether or not arising or asserted before, on or after the Closing Date);

(vi) all credits, advances, prepaid expenses, deposits and retentions held by third parties, including those held by third parties under Contracts;

(vii) all Permits;

(viii) all lock boxes;

(ix) the benefits of coverage provided by insurance policies of the Company (with respect to the Business) in respect of matters occurring on or prior to the Closing Date as set forth in Section 9.5;

(x) all operating, design, manufacturing, test and other data and records (in each case, in whatever form or medium, including electronic media), including all books, records, notes, shipping records, sale and purchase correspondence and files, copies of Tax Returns, copies of all financial and accounting data and records, sales and sales promotional material and data, advertising materials, credit information, cost and pricing information, customer and supplier lists, business plans, reference catalogs, payroll and personnel records and procedures, blue-prints, research and development files, data and laboratory books, sales order files, litigation files and other similar property, rights and information;

(xi) the corporate name "StarTrak Systems" and any other names used in connection with the Business;

(xii) all telephone numbers used in connection with the Business;

(xiii) all rights in and to products sold or leased by the Business and products of the Business currently in development;

(xiv) all causes of action, choses in action, lawsuits, judgments, claims, rights under express or implied warranties, guarantees, indemnities and similar rights in favor of the Company, rights of recovery, rights of set-off, rights of subrogation and all other rights and demands of any nature available to or being pursued by the Company;

(xv) all goodwill and going concern value of the Business; and

(xvi) all other assets, properties and rights (other than Retained Assets), including those reflected as assets on the Final Closing Statement.

The assets, properties and rights of the Company to be sold, assigned, conveyed, transferred and delivered to Buyer pursuant to this Agreement are herein collectively referred to as the "Assets".  The term "Assets" will include all additions and replacements to any of the items described in this Section 2.1(a) from the date of this Agreement through the Closing Date, and will exclude, to the extent permitted by this Agreement, all deletions, sales or other disposals of any of the foregoing from the date of this Agreement through the Closing Date.

(b) Anything contained herein to the contrary notwithstanding, the Assets to be sold, assigned, conveyed, transferred and delivered to Buyer hereunder will exclude, and the Company will retain, the Retained Assets.

(c) Anything contained herein to the contrary notwithstanding, this Agreement will not constitute an assignment, an attempted assignment or an agreement to assign any Contract or Permit if an assignment or attempted assignment of the same without the Consent of any other party or parties thereto would constitute a breach thereof or in any significant way impair the rights of Buyer thereunder.  The Company will use its commercially reasonable efforts (not to include any requirement to pay any consideration or offer or grant any financial accommodation or other benefit or release any claim or right), and Buyer will reasonably cooperate (it being understood that such cooperation will not include any requirement to pay any consideration or offer or grant any financial accommodation or other benefit or release any claim or right) with the Company, to obtain prior to the Closing all Consents and to resolve all impracticalities of assignments or transfers necessary to sell, assign, convey, transfer and deliver to Buyer the Assets.  If any such Consent is not obtained or if an attempted assignment would be ineffective or would impair the Company's or Buyer's rights under any such Contract or Permit so that Buyer would not receive all such rights, then (1) the Company will (x) cause the full benefits of any such Contract or Permit to be provided to Buyer to the extent practicable, and (y) pay promptly or cause to be paid promptly to Buyer when received all monies and other properties received by the Company with respect to any thereof; and (2) in consideration of the Company providing or causing to be provided to Buyer the full benefits thereof, Buyer will perform and discharge on behalf of the Company all of the Company's liabilities, obligations or commitments thereunder that are Assumed Liabilities described in Section 3.1(a) or 3.1(c) in accordance with the provisions thereof.  In addition, the Company shall take such other actions (not to include any requirement to pay any consideration or offer or grant any financial accommodation or other benefit or release any claim or right) as may reasonably be requested by Buyer in order to place Buyer, insofar as reasonably possible, in the same position as if such Contract or Permit had been transferred as contemplated hereby and so that all the benefits relating thereto, including possession, use, risk of loss, potential for gain and dominion, control and command, shall inure to Buyer.  Notwithstanding the foregoing, if any such Consent is not obtained prior to the Closing, the Company shall continue to use its commercially reasonable efforts (not to include any requirement to pay any consideration or offer or grant any financial accommodation or other benefit or release any claim or right) to obtain all such Consents (and, if and when such Consents are obtained, the transfer of the applicable Contract or Permit will be effected in accordance with the terms of this Agreement).

(d) In the event that any written or oral Contract not set forth on Schedule 6.10 (a) is discovered after the Effective Time, Parent or the Company shall promptly notify Buyer of such Contract and provide Buyer with a copy (or true and correct summary of the material terms if the Contract is oral) thereof and Buyer shall within thirty (30) days of such notice either expressly assume such Contract (an "Additional Contract"), in which case, the Additional Contract will be treated as if set forth as a Contract on Schedule 6.10(a) on the date hereof, or reject such Contract, in which case, such Contract shall not constitute an Asset and shall be deemed to be a Retained Asset/Retained Liability.

ARTICLE III

ASSUMPTION OF LIABILITIES

Section 3.1 Assumed Liabilities.  Subject to the terms and conditions set forth herein, and in reliance upon the representations and warranties contained herein, at the Closing, in consideration for the sale, assignment, conveyance, transfer and delivery of the Assets to Buyer, Buyer will assume and undertake to pay, perform and discharge, in accordance with the terms thereof, only the following Liabilities of the Company incurred in the ordinary course of business (the "Assumed Liabilities"):

(a) express contractual performance obligations arising after the Effective Time (other than obligations relating to those Liabilities listed in clauses (a) through (r) of the definition of Retained Liabilities) of the Company arising under Contracts that constitute Assets (it being understood and agreed that, except as provided in clause (c) of this Section 3.1, Assumed Liabilities described in this clause (a) will exclude any amounts due or payable as of the Effective Time under or in respect of Contracts that constitute Assets);

(b) Liabilities expressly assumed by Buyer pursuant to Article X; and

(c) Liabilities (other than those Liabilities listed in clauses (a) through (r) of the definition of Retained Liabilities) which are not included in clause (a) or (b) of this Section 3.1, but only to the extent and in the amounts provided for on the Final Closing Statement.  The parties understand and agree that the Liabilities to be assumed under this Section 3.1(c) shall be such Liabilities to the extent and in the amounts provided for on the Estimated Closing Statement pending the determination of the Final Closing Statement and that Buyer shall treat such Liabilities shown on the Estimated Closing Statement as Liabilities assumed by Buyer pending the determination of the Final Closing Statement.

Buyer will assume no other Liabilities whatsoever.

Section 3.2 Retained Liabilities.  Anything contained herein to the contrary notwithstanding, neither Buyer nor any Affiliate of Buyer will assume or undertake to pay, perform or discharge and none thereof will be liable for, and Parent, the Company and their Affiliates will remain liable for and pay, perform and discharge when due, all Liabilities listed in clauses (a) through (r) of the definition of Retained Liabilities and all other Liabilities of Parent, the Company and their respective Affiliates not constituting Assumed Liabilities.

ARTICLE IV

PURCHASE PRICE

Section 4.1 Purchase Price.

(a) Secured Loan.  On the date hereof, Buyer shall loan Parent $300,000 pursuant to the terms and conditions of a Loan and Security Agreement, granting Parent a second lien (subject to the liens granted pursuant to the Anderson Loan Agreement) on all the assets of the Company and Parent, in the form set forth on Exhibit B hereto (the "Secured Loan Agreement").  Parent and the Company agree that the amount of the Closing Payment to be paid by Buyer pursuant to Section 4.1(b)(i) shall be reduced by the aggregate amount of any principal, interest and fees due under the Secured Loan Agreement as of the Closing Date.

(b) Closing Payment.  Subject to all of the terms and conditions of this Agreement, as consideration for the sale, conveyance, transfer, assignment and delivery of the Assets, Buyer will, at the Closing:

(i) wire transfer immediately available funds to Parent (to such bank and account of Parent in the United States as is specified in writing by Parent to Buyer at least three (3) business days prior to the Closing Date), in an amount equal to two million Dollars ($2,000,000) (the "Closing Payment"), subject to any adjustments under Section 4.1(a), Section 4.6(a) or Section 15.8(b);

(ii) cancel and terminate or cause to be canceled and terminated all outstanding obligations of Parent and the Company and their Affiliates under the Anderson Loan Agreement, including the outstanding principal amount of $3,900,000 and any interest and fees, if any, due thereunder as of the Closing Date;

(iii) cancel and terminate all outstanding obligations of the Company under the Secured Loan Agreement, including the outstanding principal amount of $300,000 and any interest and fees, if any, due thereunder as of the Closing Date;

(iv) deliver or cause to be delivered to Parent 500,000 shares of Series E Convertible Preferred Stock of Parent evidenced by a stock certificate, duly endorsed for transfer in favor of Parent or accompanied by stock powers duly executed in blank;

(v) deliver or cause to be delivered to Parent 1,212,748 shares of common stock of Parent, evidenced by stock certificates, duly endorsed for transfer in favor of Parent or accompanied by stock powers duly executed in blank;

(vi) issue and deliver or cause to be issued and delivered to the Escrow Agent 249,917 shares of common stock of Buyer ("Buyer Stock") duly registered in the name of Parent (the "Litigation Escrowed Shares") to be held by the Escrow Agent pursuant to the Escrow Agreement in book-entry form on the stock transfer books of Buyer with a stop-transfer order;

(vii) issue and deliver or cause to be issued and delivered to the Escrow Agent a number of shares of Buyer Stock equal to 166,611 shares, less the number of shares equal to the quotient of (A) 50% of the amount of Fuel Sensor Damages (x) actually expended by Parent or the Company from March 1, 2011 through the last day of the month immediately preceding the Closing Date and (y) accrued as current liabilities on the Estimated Closing Statement, divided by (B) $3.001 per share, duly registered in the name of Parent (the "Fuel Sensor Escrowed Shares") to be held by the Escrow Agent pursuant to the Escrow Agreement in book-entry form on the stock transfer books of Buyer with a stop-transfer order;

(viii) issue and deliver or cause to be issued and delivered to Parent a number of shares of Buyer Stock equal to 1,987,194 shares, minus the number of Fuel Sensor Escrowed Shares, evidenced by stock certificates duly registered in the name of Parent;

(ix) issue and deliver or cause to be issued and delivered to Parent 183,550 shares of perpetual convertible preferred stock of Buyer with the powers, preferences, rights and limitations as set forth on Exhibit C and evidenced by stock certificates duly registered in the name of Parent; and

(x) assume the Assumed Liabilities.

Section 4.2 Closing Certificate.  On the Closing Date, Parent and the Company will deliver to Buyer a certificate (the "Closing Certificate") certifying as to the Company Debt Amount, together with a breakdown thereof.  A draft of the Closing Certificate shall be delivered by Parent and the Company to Buyer at least five (5) business days prior to the Closing Date.

Section 4.3 Earn-Out.

(a) In addition to the consideration payable pursuant to Section 4.1(b), as additional consideration, on or before April 30, 2012 (the "Earn-Out Payment Date"), subject to the terms and conditions set forth below, Buyer will pay to Parent an aggregate amount (the "Earn-Out Amount") calculated as follows:

(i) $250,000, if the Business achieves at least $20.0 million in Total Revenue in the calendar year ending December 31, 2011 (the "Earn-Out Period");

(ii) plus an additional $750,000, such additional amount to be pro-rated on a straight line basis, if the Business achieves between $20.0 million and $22.0 million in Total Revenue in the Earn-Out Period;

(iii) plus an additional $250,000, if the Business achieves at least $23.0 million in Total Revenue in the Earn-Out Period;

(iv) plus an additional $250,000, if the Business achieves at least $24.0 million in Total Revenue in the Earn-Out Period; and

(v) reduced by an amount equal to the sum of the amounts calculated under clauses (i)-(iv) above, (x) multiplied by an amount equal to the aggregate number of shares of common stock of the Parent delivered to Parent pursuant to Section 4.1(b)(v) and (y) divided by the total outstanding shares of common stock of Parent immediately prior to Closing.

(b) The Earn-Out Amount will be paid by Buyer on or before the Earn-Out Payment Date in accordance with the following payment procedures: (A) by delivery to Parent of that number of whole shares of Buyer Stock equal to the Earn Out Amount divided by the average closing price of Buyer Stock for the 20-day period ending March 31, 2012 (the "Earn-Out Market Price") evidenced by stock certificates duly registered in the name of Parent, (B) at the sole option of Buyer, by wire transfer of immediately available funds to Parent for an amount in dollars equal to the Earn-Out Amount, or (C) at the sole option of Buyer, by delivery to Parent of any combination of shares of Buyer Stock and amounts in dollars, provided that the aggregate value of shares (such shares to be valued at its Earn-Out Market Price) and cash paid to Parent pursuant to this clause (C) is equal to the Earn-Out Amount.

(c) For purposes of this Section 4.3, "Total Revenue" shall mean the total revenue of the Business for the Earn-Out Period as determined in accordance with GAAP based upon an audit (such audit to cover the post-Closing period) of the Business's total revenue by Buyer's independent registered public accounting firm for the calendar year ending December 31, 2011 and the portion of which is recognized after the Closing will be included in Buyer's Annual Report on Form 10-K for its 2011 fiscal year.  Notwithstanding the foregoing, to the extent any equipment sales of the Business are characterized as a lease, the lease revenue with respect to such lease shall be recorded at the time the lease is consummated rather than over the term of the lease and extended warranty revenue shall be separately stated on any invoice which includes the same.

(d) On or before March 31, 2012, Buyer will deliver to Parent a statement prepared by Buyer setting out the amount of Total Revenue in the Earn-Out Period and stating whether any Earn-Out Amount is payable pursuant to this Section 4.3, with appropriate supporting calculations and supporting documentation (the "Earn-Out Statement").  Within 10 business days after the filing of Buyer's Quarterly Reports on Form 10-Q for the quarters ended June 30, 2011 and September 30, 2011, Buyer shall deliver to Parent a statement prepared by Buyer setting forth an estimate of unaudited total revenue of the Business for such quarter determined using the same accounting methodology as will be used to determine Total Revenue.

(e) After the Earn-Out Statement has been delivered by Buyer to Parent pursuant to Section 4.3(d), Parent may within ten (10) days after the receipt thereof exercise the right to audit the Earn-Out Statement by so notifying Buyer in a written statement specifying the nature and reasons for Parent's disagreement with Buyer's determination (an "Audit Notice").  The portion of the Earn-Out Amount which is not disputed by Parent in the Audit Notice (i.e., the entire amount included in the Earn-Out Statement produced by Buyer if Parent’s Audit Notice indicates Total Revenue should be greater than as specified in the Earn-Out Notice) shall be immediately payable by Buyer pursuant to Section 4.3(b).  The remaining provisions of this Section 4.3(e) shall apply only to the portion of the Earn-Out Amount that is disputed by Parent in the Audit Notice.  During the 30-day period following Buyer's receipt of such Audit Notice, Buyer and Parent shall attempt in good faith to resolve the disagreement with respect to the Earn-Out Statement, and during such 30-day period Buyer will cause Parent to be provided with access at reasonable times, following reasonable notice, to books and records relevant to sales of the Business for the purposes of auditing the Earn-Out Statement.  If Parent and Buyer are unable to resolve any such disagreement within such 30-day period, the matter shall be submitted to an independent auditing firm of national reputation reasonably acceptable to Buyer and Parent (the "Independent Firm").  In connection with such engagement, Buyer and Parent will each execute, if requested by the Independent Firm, a reasonable engagement letter including customary indemnities.  Promptly after such engagement of the Independent Firm, Parent or Buyer will provide the Independent Firm with a copy of this Agreement, the Earn-Out Statement and the Audit Notice.  The Independent Firm will have the authority to request in writing such additional written submissions from Parent or Buyer as it deems appropriate, provided that a copy of any such submission will be provided to the other party at the same time as it is provided to the Independent Firm.  Parent and Buyer will not make (or permit any of their Affiliates to make) any additional submission to the Independent Firm except pursuant to such a written request by the Independent Firm.  Parent and Buyer will not communicate (or permit any of their Affiliates to communicate) with the Independent Firm without providing the other party a reasonable opportunity to participate in such communication with the Independent Firm (other than with respect to written submissions in response to the written request of the Independent Firm).  Parent and Buyer shall use commercially reasonable efforts to cause the Independent Firm to render its determination on the matter within ninety (90) days of its submission by Parent and Buyer.  Such determination shall be, for all purposes, conclusive, non appealable, final and binding upon Parent and Buyer.  Once such determination is made, any resolved Earn-Out Amount shall become immediately payable by Buyer pursuant to Section 4.3(b).  The fees and expenses of the Independent Firm will be borne by Parent, on the one hand, and Buyer, on the other hand, in the same proportion that the dollar amount of disputed items lost by Parent, on the one hand, or Buyer, on the other hand, bears to the total dollar amount in dispute resolved by the Independent Firm.  Each party will bear the fees, costs and expenses of its own accountants and all of its other expenses in connection with matters contemplated by this Section 4.3.

(f) Parent acknowledges that Total Revenue may be lower than $20.0 million for any number of reasons and, as a result, that Parent may not be entitled to the payment of any portion of the Earn-Out Amount.  Although Buyer agrees to act in good faith in conducting the Business over the Earn-Out Period in balancing the wide variety of business decisions facing it from time to time, Buyer may otherwise operate the Business after the Closing Date in its sole discretion.

Section 4.4 Closing.

(a) The closing of the purchase and sale of the Assets and the assumption of the Assumed Liabilities (the "Closing") will take place (i) at the offices of Chadbourne & Parke LLP, 30 Rockefeller Plaza, New York, New York, 10112 at 10:00 a.m. local time on the third business day following the satisfaction or waiver of all conditions set forth in Article XI (other than conditions that by their nature are to be satisfied at the Closing, but subject to the fulfillment or waiver of those conditions), or (ii) at such other place, date and time as Parent and Buyer may agree.  The date and time at which the Closing actually occurs is referred to herein as the "Closing Date".  The Closing will be deemed to be effective at the close of business on the Closing Date (the "Effective Time").

(b) At the Closing, Parent and the Company will deliver and cause to be delivered the following:

(i) such bills of sale and instruments of assignment, conveyance and transfer as shall reasonably be requested by Buyer to effect or evidence the sale, assignment, conveyance, transfer and delivery of the Assets to Buyer;

(ii) the certificate referenced in Section 11.1(j);

(iii) a standing instruction letter duly executed by Parent instructing the Escrow Agent to transfer shares from the Escrow Property to the name of Buyer when required to pursuant to the terms of the Escrow Agreement to be held by the Escrow Agent pursuant to the Escrow Agreement;

(iv) the Escrow Agreement, executed by Parent and the Escrow Agent;

(v) the Tax Escrow Agreement, executed by Parent and the Tax Escrow Agent, if required pursuant to Section 15.8(b); and

(vi) all other instruments, agreements, certificates and documents required to be delivered by Parent or the Company at or prior to the Closing Date pursuant to this Agreement.

(c) At the Closing, Buyer will deliver the following:

(i) the payments required by Section 4.1(b);

(ii) such instruments of assumption as shall reasonably be requested by Parent to effect or evidence the assumption by Buyer of the Assumed Liabilities;

(iii) the certificate referenced in Section 11.2(h);

(iv) the Escrow Agreement, executed by Buyer and the Escrow Agent;

(v) the Tax Escrow Agreement, executed by Buyer and the Tax Escrow Agent, if required pursuant to Section 15.8(b); and

(vi) all other instruments, agreements, certificates and documents required to be delivered by Buyer at or prior to the Closing Date pursuant to this Agreement.

Section 4.5 Transfer Taxes.  Each party shall be responsible for any sales and transfer Taxes applicable to it and due as a result of the sale of the Assets (including Taxes, if any, imposed upon the transfer of real or personal property) and filing, recording, registration, stamp, documentary and other similar Taxes and fees payable in connection with the Transaction.  The Company and Buyer will reasonably cooperate in preparing or filing all necessary Tax Returns and other documentation with respect to all such Taxes and fees.

Section 4.6 Closing Statement.

(a) At least five (5) business days prior to the Closing Date, the Company shall submit to Buyer a written statement of estimated Current Assets and Current Liabilities as of the last day of the month immediately preceding the Closing Date (the "Estimated Closing Statement") containing the Company's good faith estimate of the Net Working Capital Amount (the "Estimated Net Working Capital Amount"), which shall reflect the items required to be set forth in, and be prepared in a manner consistent with the preparation of, the Closing Statement, in each case in accordance with Section 4.6(b); provided, however, that for purposes of the Estimated Net Working Capital Amount, the parties hereto agree that 50% of the amount of Fuel Sensor Damages (x) actually expended by Parent or the Company from March 1, 2011 through the last day of the month immediately preceding the Closing Date and (y) accrued as current liabilities on the Estimated Closing Statement, shall be added as a credit to the estimated Net Working Capital Amount set forth on the Estimated Closing Statement.  Commencing with the Company's delivery of the Estimated Closing Statement to Buyer, Buyer shall have reasonable access to the books and records and personnel of the Company and the opportunity to consult with the Company for purposes of confirming or disputing the Estimated Net Working Capital Amount.  If Buyer shall disagree, in good faith, with any item set forth in the Estimated Closing Statement or used to determine the Estimated Net Working Capital Amount, then Buyer and the Company shall work, in good faith, to reach agreement on such disputed items and the amounts as agreed to by Buyer and the Company shall constitute the Estimated Net Working Capital Amount.  Notwithstanding the foregoing, Buyer's agreement with the Estimated Net Working Capital Amount (or any item set forth in the Estimated Closing Statement or used to determine the Estimated Net Working Capital Amount) shall not foreclose, prevent, limit or preclude any rights or remedy of Buyer set forth in this Agreement.  If the Estimated Net Working Capital Amount is less than the Target Net Working Capital Amount, the amount of the Closing Payment to be paid by Buyer pursuant to Section 4.1(b)(i) shall be reduced by an amount equal to the difference between the Estimated Net Working Capital Amount and the Target Net Working Capital Amount.  If the Estimated Net Working Capital Amount is more than the Target Net Working Capital Amount, the amount of the Closing Payment to be paid by Buyer pursuant to Section 4.1(b)(i) shall be increased by an amount equal to the difference between the Estimated Net Working Capital Amount and the Target Net Working Capital Amount.

(b) Within 90 days after the Closing Date, Buyer will prepare and deliver to Parent a written statement of the Current Assets, the Current Liabilities and the Net Working Capital Amount (the "Closing Statement").  The date on which the Closing Statement is delivered to Parent is referred to herein as the "Delivery Date".  The Closing Statement shall reflect, as of the Effective Date, the Current Assets and the Current Liabilities, and, subject to the exclusions included in such definitions, will be prepared (i) in accordance with GAAP and (ii) utilizing the same Accounting Practices of the Company as were utilized in the preparation of the November 30, 2010 Balance Sheet as they relate to the amounts to be included in the Closing Statement (but only to the extent such Accounting Practices are in accordance with GAAP) (it being understood that GAAP Accounting Practices will be utilized in the preparation of the Closing Statement to the extent the Accounting Practices of the Company utilized in the preparation of the November 30, 2010 Balance Sheet are not in accordance with GAAP or there were no corresponding Accounting Practices of the Company utilized in the preparation of the November 30, 2010 Balance Sheet); provided that, for the purpose of calculating the U.S. dollars equivalent of any asset or liability to be included in the Closing Statement which is denominated in a currency other than U.S. dollars, the applicable exchange rate published in The Wall Street Journal, Eastern Edition, on the business day preceding the Closing Date shall be used.  Anything contained herein to the contrary notwithstanding, the amounts set forth on the Closing Statement will not reflect any purchase accounting adjustments as a result of the Transaction.  The Closing Statement will be prepared based solely on information available three days prior to the Delivery Date with regard to conditions that exist on the Effective Date.  If the Closing Date precedes the Effective Date, Buyer agrees to conduct the Business in the ordinary course consistent with past practices during the period between the Closing Date and the Effective Date.

(c) Commencing with the Delivery Date and for a period of fifteen (15) days thereafter, Parent shall have reasonable access to the books and records and personnel of the Business and the opportunity to consult with Buyer for purposes of confirming or disputing the Net Working Capital Amount set forth in the Closing Statement.  The Closing Statement will be deemed to be the final, binding and conclusive Closing Statement (the "Final Closing Statement") for all purposes on the 15th day after the Delivery Date unless Parent delivers to Buyer a written notice of its disagreement executed by Parent (a "Notice of Disagreement") on or prior to such date specifying in reasonable detail the nature of Parent's objections to the Closing Statement.  To be assertable in a Notice of Disagreement, an objection by Parent with respect to any individual matter relating to the Closing Statement must assert that the Closing Statement was not prepared in accordance with the terms of Section 4.6(b) and the definitions of Current Assets or Current Liabilities with respect to such matter and relate to an adjustment equal to or greater than $10,000.  Parent hereby irrevocably waives the right to assert any objection with respect to the Closing Statement that is not asserted in a Notice of Disagreement delivered by Parent to Buyer within 15 days after the Delivery Date.  If a Notice of Disagreement is delivered by Parent to Buyer within such 15 day period, then the Closing Statement (as adjusted, if necessary) will be deemed to be the Final Closing Statement for all purposes on the earlier of (x) the date Buyer and Parent resolve in writing all differences they have with respect to the Closing Statement or (y) the date the disputed matters are resolved in writing by the Unaffiliated Firm (as set forth below).  In the event that disputed matters are resolved by the Unaffiliated Firm (as set forth below), the Final Closing Statement will consist of the applicable amounts from the Closing Statement (or amounts otherwise agreed to in writing by Buyer and Parent) as to items that have not been submitted for resolution to the Unaffiliated Firm, and the amounts determined by the Unaffiliated Firm as to items that were submitted for resolution by the Unaffiliated Firm.

(d) During the 30 day period following the delivery of a Notice of Disagreement (the "Resolution Period"), Buyer and Parent will seek in good faith to resolve any differences they may have with respect to matters specified in the Notice of Disagreement.  If, at the end of the Resolution Period, Buyer and Parent have not reached agreement on such matters, Buyer and Parent will promptly jointly engage a single arbitrator from an independent auditing firm of national reputation reasonably acceptable to Buyer and Parent (the "Unaffiliated Firm") to resolve the matters specified in the Notice of Disagreement that remain in dispute by arbitration in accordance with the procedures set forth in this Section 4.6(d).  In connection with such engagement, Buyer and Parent will each execute, if requested by the Unaffiliated Firm, a reasonable engagement letter including customary indemnities.  Promptly after such engagement of the Unaffiliated Firm, Buyer and Parent will provide the Unaffiliated Firm with a copy of this Agreement, the Closing Statement and the Notice of Disagreement.  Each of Buyer, on the one hand, and Parent, on the other hand, may also submit in writing to the Unaffiliated Firm one position statement accompanied by any applicable supporting documentation it or they desire (each, a "Position Statement") with respect to each of the matters set forth in the Notice of Disagreement submitted to the Unaffiliated Firm for resolution.  Position Statements, if any, shall be delivered to the Unaffiliated Firm, with a copy to the other party (at the same time as it is provided to the Unaffiliated Firm), no later than the fifteenth (15th) day following the date the Unaffiliated Firm accepts its engagement hereunder.  The Unaffiliated Firm will have the authority to request in writing such additional written submissions from Buyer or Parent as it deems appropriate; provided that a copy of any such submission will be provided to the other at the same time as it is provided to the Unaffiliated Firm.  Neither Buyer nor Parent will make (or permit any of their Affiliates to make) any additional submission to the Unaffiliated Firm except pursuant to such a written request by the Unaffiliated Firm.  Neither Buyer nor Parent will communicate (or permit any of their Affiliates to communicate) with the Unaffiliated Firm without providing the other a reasonable opportunity to participate in such communication with the Unaffiliated Firm (other than with respect to written submissions in response to the written request of the Unaffiliated Firm).  The Unaffiliated Firm will have 45 days (or such longer period as may be reasonably required by the Unaffiliated Firm) to review the documents provided to it pursuant to this Section 4.6(d).  Within such 45 day period (or such longer period as may be reasonably required by the Unaffiliated Firm), the Unaffiliated Firm will furnish simultaneously to Buyer and Parent its written determination with respect to each of the matters in dispute submitted to it for resolution.  The Unaffiliated Firm will resolve the differences regarding the Closing Statement based solely on the information provided to the Unaffiliated Firm by Buyer and Parent pursuant to the terms of this Agreement (and not independent review).  The Unaffiliated Firm's authority will be limited to resolving disputes with respect to whether the Closing Statement was prepared in accordance with the terms of Section 4.6(b) and the definitions of Current Assets and Current Liabilities with respect to the individual items on the Closing Statement in dispute specified in the Notice of Disagreement (it being understood that the Unaffiliated Firm will have no authority to make any adjustments to any financial statements or amounts other than amounts set forth on the Closing Statement that are in dispute).  In resolving any disputed item, the Unaffiliated Firm may not assign a value to such item greater than the greatest value for such item asserted by Buyer or Parent or less than the smallest value for such item asserted by Buyer or Parent.

(e) The decision of the Unaffiliated Firm will be, for all purposes, conclusive, non-appealable, final and binding.  Such decision will be subject to specific performance pursuant to Section 15.16, and judgment may also be entered thereon as an arbitration award pursuant to the Federal Arbitration Act, 9 U.S.C. §§ 1-16, in any court of competent jurisdiction (subject to Section 15.12).  The fees of the Unaffiliated Firm will be borne by Buyer, on the one hand, and Parent, on the other hand, in the same proportion that the dollar amount of disputed items lost by Buyer, on the one hand, or Parent, on the other hand, bears to the total dollar amount in dispute resolved by the Unaffiliated Firm.  Each party will bear the fees, costs and expenses of its own accountants, attorneys and other experts and all of its other expenses in connection with matters contemplated by this Section 4.6.

(f) Within ten (10) business days after the Closing Statement is deemed to be the Final Closing Statement in accordance with Section 4.6(c):

(i) if the Net Working Capital Amount shown on the Final Closing Statement (the "Final Net Working Capital Amount") is less than the Estimated Net Working Capital Amount, Parent will return to Buyer shares of Buyer Stock having a value equal to the sum of (A) the difference between the Estimated Net Working Capital Amount and the Final Net Working Capital Amount, plus (B) interest on such difference from the Closing Date to the date of payment (calculated based on actual days elapsed in a 365-day year) at a rate of 8% per annum, with such shares valued at $3.001 per share (the "Adjustment Market Price");  provided, however, that for purposes of the Final Net Working Capital Amount, the parties agree that 50% of the amount of Fuel Sensor Damages (x) actually expended by Parent or the Company from March 1, 2011 through the Effective Date and (y) accrued as current liabilities on the Final Closing Statement, shall be added as a credit to the Net Working Capital Amount set forth on the Final Closing Statement.

(ii) if the Final Net Working Capital Amount is greater than the Estimated Net Working Capital Amount, then Buyer will pay to Parent a value equal to the sum of (A) the difference between the Final Net Working Capital Amount and the Estimated Net Working Capital Amount, plus (B) interest on such difference from the Closing Date to the date of payment (calculated based on actual days elapsed in a 365-day year) at a rate of 8% per annum (such sum, the "Adjustment Amount").  The Adjustment Amount will be paid by Buyer in accordance with the following payment procedures: (x) by delivery to Parent of that number of whole shares of Buyer Stock equal to the Adjustment Amount divided by the Adjustment Market Price evidenced by stock certificates duly registered in the name of Parent, (y) at the sole option of Buyer, by wire transfer of immediately available funds to Parent for an amount in dollars equal to the Adjustment Amount, or (z) at the sole option of Buyer, by delivery to Parent of any combination of shares of Buyer Stock and amounts in dollars, provided that the aggregate value of shares (such shares to be valued at its Adjustment Market Price) and cash paid to Parent pursuant to this clause (z) is equal to the Adjustment Amount.

Section 4.7 Buyer Stock.  Each stock certificate, book-entry statement, confirmation, transaction statement or other instrument evidencing Buyer Stock issued pursuant to this Agreement shall bear a legend in substantially the following form unless Buyer determines otherwise in compliance with applicable Laws:

"THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION. THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE MAY NOT BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THE ISSUER OF THESE SHARES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER, ASSIGNMENT OR OTHER DISPOSITION IS IN COMPLIANCE WITH THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS."

Section 4.8 Allocation of Purchase Price.  Buyer will, not later than 120 days after the Closing Date, prepare and deliver to Parent a schedule (the "Allocation Schedule") allocating the total aggregate value of the consideration to be paid by Buyer under this Agreement and the Assumed Liabilities among the Assets, in accordance with Section 1060 of the Code and any Treasury Regulations pursuant thereto (or any comparable provisions of state or local tax law) or any successor provision.  Parent will have the right to raise reasonable objections to the Allocation Schedule within 10 days after its receipt thereof, in which event Parent and Buyer will negotiate in good faith to resolve such objections.  Except to the extent otherwise required by applicable Laws, Buyer and Parent will, and Buyer and Parent will cause each of their respective subsidiaries and Affiliates (including, in the case of Parent, the Company) to, make all tax returns, reports, forms, declarations, claims and other statements in a manner consistent with the Allocation Schedule and will not make any inconsistent statement or adjustment on any returns or during the course of any IRS or other Tax audit.

ARTICLE V

BASIC REPRESENTATIONS AND WARRANTIES OF PARENT

Parent hereby represents and warrants to Buyer as follows:

Section 5.1 Organization; Authority; Binding Obligation.  Parent is a corporation duly incorporated, validly existing and in good standing under the laws of Arizona.  Parent has all requisite corporate power and authority to execute and deliver each Transaction Document delivered or to be delivered by Parent and to perform all of Parent's obligations hereunder and thereunder.  The execution, delivery and performance by Parent of each Transaction Document delivered or to be delivered by Parent and the consummation by Parent of the Transaction has been duly authorized by all necessary and proper corporate action on the part of Parent, other than obtaining the Required Parent Vote.  This Agreement has been duly executed and delivered by Parent and constitutes the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.  Each other Transaction Document delivered or to be delivered by Parent will be duly executed and delivered by Parent and, when so executed and delivered, will constitute the legal, valid and binding obligation of Parent, enforceable against Parent in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

Section 5.2 No Breach.  None of the execution, delivery or performance by Parent of any Transaction Document delivered or to be delivered by Parent or the consummation of the Transaction does or will, with or without the giving of notice or the lapse of time or both (a) require any Permit applicable to Parent, or (b) conflict with, or result in a breach or violation of or a default under, or give rise to a right of amendment, termination, cancellation or acceleration of any obligation or to a loss of a benefit under (i) the certificate of incorporation, by-laws or other governing documents of Parent, (ii) any Contract of Parent, or any of its Affiliates or (iii) any Law or Permit or other requirement to which Parent or its properties or assets are subject, except for those requirements which would not have, individually or in the aggregate, a material adverse effect on the ability of Parent to consummate the Transaction.

Section 5.3 Title.  Parent has good and marketable title to, and is the sole record and beneficial owner of 100% of the Membership Units (and on the Closing Date will have good and marketable title to, and will be the record and beneficial owner of, such Membership Units), free and clear of any Liens.

Section 5.4 No Brokers.  Other than Oberon Securities, whose fees shall be paid by Parent, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Parent or any Affiliate of Parent who is or might be entitled to any fee, commission or payment in connection with the negotiation, preparation, execution or delivery of any Transaction Document or the consummation of the Transaction, nor is there any basis for any such fee, commission or payment to be claimed by any Person against Parent or the Company.

Section 5.5 Governmental Approvals.  Except as set forth on Schedule 6.13, no material Consent or order of, with or to any Governmental Entity is required to be obtained or made by or with respect to Parent in connection with the execution, delivery and performance by Parent of any Transaction Document or the consummation by Parent of the Transaction.

Section 5.6 Accredited Investor.  Parent is an accredited investor as such term is defined in Regulation D under the Securities Act.

Section 5.7 Investment Intent.  Parent is acquiring the shares of Buyer Stock pursuant to this Agreement for its own account for investment purposes only and not with a view to, or for sale or resale in connection with, any public distribution thereof or with any present intention of selling, distributing or otherwise disposing of any of such shares in violation of the Securities Act.  Notwithstanding the foregoing, Buyer acknowledges and agrees that Parent may transfer shares of perpetual convertible preferred stock of Buyer to be received under Section 4.1(b)(ix) to holders of Parent’s preferred stock in redemption thereof.

Section 5.8 Investment Decision.  Parent has been afforded the opportunity, directly or through its Representatives, to ask questions of and receive answers from the management of Buyer concerning the investment in the Buyer Stock and has sufficient knowledge and experience in investing in companies similar to Buyer so as to be able to evaluate the risks and merits of its investment in the Buyer Stock.  Parent acknowledges and affirms that it has completed an investigation, analysis and evaluation of Buyer that it deemed necessary or appropriate, and that in making its decision to enter into this Agreement, and consummate the Transaction, it has relied on such investigation, analysis, and evaluation.

Section 5.9 Transfer Restrictions.  Parent is aware that the shares of Buyer Stock to be issued to Parent pursuant to this Agreement have not been registered under the Securities Act or any applicable U.S. state securities laws, and agrees that the Buyer Stock will not be offered or transferred, sold, assigned, pledged, hypothecated, gifted, encumbered or otherwise disposed of except (a) pursuant to a registration statement which has been declared effective under the Securities Act, (b) pursuant to Rule 144 under the Securities Act or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, if in the opinion of counsel reasonably acceptable to Buyer such exemption is applicable.  Parent will not transfer any shares of Buyer Stock to be issued to Parent pursuant to this Agreement in violation of the provisions of any applicable U.S. federal or state or other jurisdiction's securities laws.  Notwithstanding the foregoing, Buyer acknowledges and agrees that Parent may transfer shares of perpetual convertible preferred stock of Buyer to be received under Section 4.1(b)(ix) to holders of Parent’s preferred stock in redemption thereof.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES REGARDING THE COMPANY AND THE BUSINESS

The Company and Parent, jointly and severally, hereby represent and warrant to Buyer as follows:

Section 6.1 Organization; Authority.

(a) The Company is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.  The Company has no Subsidiaries.  The Company has all requisite power and authority (corporate or otherwise), to own, lease and operate the Assets and to carry on the Business as presently conducted and as it will be conducted through the Closing Date.  The Company is duly qualified to transact business and is in good standing as a foreign limited liability company in each jurisdiction in which the ownership, leasing or holding of Assets by it or the conduct or nature of the Business makes such qualification necessary, except where the failure to be so qualified or in good standing would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.  Set forth on Schedule 6.1 is a list of the jurisdictions in which the Company is qualified to transact business.  True, complete and correct copies of the certificate of formation and operating agreement (or similar governing documents), minute books, stock certificate books and stock transfer books, in each case as amended to date, of the Company have previously been delivered to Buyer.

(b) The Company has all requisite power and authority (corporate or otherwise) to execute and deliver each Transaction Document delivered or to be delivered by it and to perform all of its obligations under the Transaction Documents.  The execution, delivery and performance by the Company of each Transaction Document delivered or to be delivered by the Company and the consummation by the Company of the Transaction have been duly authorized by all necessary and proper action (corporate or otherwise) on the part of the Company, subject to obtaining the Required Parent Vote.

(c) This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.  Each other Transaction Document to be delivered by the Company will be duly executed and delivered by the Company and, when so executed and delivered, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

Section 6.2 No Breach.  Except as set forth on Schedule 6.2, none of the execution, delivery or performance by Parent or the Company of any Transaction Document or the consummation by Parent or the Company of the Transaction does or will, with or without the giving of notice or the lapse of time or both, (a) require any Permit applicable to the Company, (b) result in the creation of any Lien upon any of the Assets (except for Permitted Liens) or upon the membership interests of the Company, or (c) conflict with, or result in a breach or violation of or a default under, or give rise to a right of amendment, termination, cancellation or acceleration of any obligation or to a loss of a benefit under (i) the operating agreement or other governing documents of the Company, (ii) any Material Contract or (iii) any Law or material Permit or other requirement to which the Company or any of its properties or assets are subject.

Section 6.3 Title to Assets.  Other than the Company, no other Person owns any of the Assets.  Except as set forth on Schedule 6.3, on the date hereof, the Company owns all of the Assets, free and clear of any Lien, other than Permitted Liens.  Immediately after the Effective Time, Buyer will have good, valid and marketable title to all the Assets, free and clear of any Lien, other than Permitted Liens.  The Assets do not include stock or other equity interests in any Person.

Section 6.4 Equity Interests.  Except as set forth on Schedule 6.4, the Company does not own beneficially or otherwise, directly or indirectly, any capital stock of, or other securities, equity or ownership interest in, or has any obligation to form or participate in, any corporation, partnership or other Person.

Section 6.5 Affiliate Transactions.  Except as set forth on Schedule 6.5, there is no, and during the past three years there has not been any:

(a) indebtedness, Contract, arrangement, transaction or payment or transfer, directly or indirectly, of any funds or other property, between the Company, on the one hand, and any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof, on the other hand, except for (i) regularly scheduled cash compensation paid to employees of the Company consistent with written policies of the Company and amounts paid to employees of the Company pursuant to existing employee benefit plans listed in Schedule 6.16(b) and (ii) reimbursements of ordinary and necessary business expenses of employees of the Company incurred in connection with their employment consistent with written policies of the Company;

(b) interest (including as an owner, lessor, lessee, licensor or licensee) of any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof in any Assets (whether real, personal, or mixed and whether tangible or intangible) owned or used by or pertaining to the Business; or

(c) ownership (of record or as a beneficial owner) by any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof of an equity interest or any other financial or profit interest in a Person that has (i) had business dealings or a material financial interest in any transaction with the Company (other than business dealings or transactions conducted in the ordinary course of business consistent with past practices with the Company at prevailing market prices and on prevailing market terms) or (ii) engaged in competition with the Company with respect to any products or services of the Business in any market presently served by the Business (except for ownership of less than one percent of the outstanding capital stock of any corporation that is publicly traded on any recognized exchange or in the over-the-counter market).

Section 6.6 Financial Information.

(a) Parent has filed with the SEC all reports, including amendments thereto, required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the “Parent SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such Parent SEC Reports prior to the expiration of any such extension.  As of their respective dates, the Parent SEC Reports complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the Parent SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of Parent included in the Parent SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Parent and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.  In the case of unaudited interim financial statements, such statements include all adjustments (including normal recurring accruals) necessary for a fair presentation of the consolidated financial position, results of operations and cash flows for the periods presented.

(b) Set forth on Schedule 6.6(b) are the unaudited balance sheets of the Company as of December 31, 2010 and December 31, 2009, and the quarterly statements of operations of the Company for each of the fiscal quarters in the calendar years ended December 31, 2010 and December 31, 2009 (collectively, with the notes thereto, the "Company Financial Statements").  The Company Financial Statements have been prepared from and in accordance with the books, accounts and financial records of the Company (which are maintained in accordance with GAAP) and in accordance with GAAP consistently applied.  The Company Financial Statements present fairly the financial position of the Company as of the dates set forth therein and their results of operations and cash flows for the periods set forth therein.

(c) Except for Liabilities (i) set forth on Schedule 6.6(c), (ii) in the amounts set forth or reserved on the December 31, 2010 Balance Sheet or (iii) arising in the ordinary course of business consistent with past practices since December 31, 2010 and which, individually or in the aggregate, are not material, the Company has no Liabilities of any kind or nature.

(d) All accounts and notes receivable and other receivables of the Company arose from bona fide sales and deliveries of goods or performance of services in the ordinary course of business consistent with past practices, and were recorded in accordance with GAAP.  None of such receivables are subject to any performance obligations by the Company prior to collection.  Except for amounts recorded as deferred revenue on the December 31, 2010 Balance Sheet, all such receivables have been adequately reserved in the

December 31, 2010 Balance Sheet in accordance with GAAP and are free of any defenses, setoffs or counterclaims.  Except as has been reserved against in the December 31, 2010 Balance Sheet, there is no dispute with respect to the amount or validity of any receivables of the Company.

Section 6.7 Taxes.

(a) All federal, state, local and foreign tax returns, reports, declarations, statements, elections and other documents ("Tax Returns") required to be filed by or in respect of the Company or any predecessor entity thereof, or any consolidated, combined, affiliated or unitary group of which the Company is or has ever been a member have been timely filed with the appropriate tax authorities in all jurisdictions in which such Tax Returns are or were required to be filed or requests for extensions have been timely filed and any such extensions have been granted and have not expired.  Each such Tax Return was true, complete and correct in all material respects.  The Company has made available to Buyer true, complete and correct copies of all Tax Returns.  Notwithstanding the foregoing, the Company has not filed sales tax or transaction privilege tax returns with the state of New Jersey, nor any local taxing jurisdiction in New Jersey.  The Company shall be liable for any tax due with respect to such returns to the extent such returns are or were required.

(b) Other than possible sales taxes as described in Section 6.7(a), all Taxes with respect to taxable periods or portions thereof covered by such Tax Returns and all other Taxes (without regard to whether a Tax Return was or is required) for which the Company is otherwise liable that are due or payable or that have been incurred by the Company have timely been paid in full and to the extent the liabilities for such Taxes are not due, adequate reserves have been established with respect to such Taxes on the December 31, 2010 Balance Sheet in accordance with GAAP.  Since the date of the December 31, 2010 Balance Sheet, the Company has not incurred any liability for Taxes arising from transactions outside the ordinary course of business consistent with past practices.

(c) Other than possible sales taxes as described in Section 6.7(a), the Company has timely withheld proper and accurate amounts from its employees, independent contractors, customers, shareholders and others from whom it is or was required to withhold Taxes in compliance with all applicable Laws and has timely and properly paid all such withheld amounts to the appropriate taxing authorities.

(d) All Taxes due with respect to any completed and settled audit, examination or deficiency Action with any taxing authority for which the Company or any predecessor entity is or might otherwise be liable have been paid in full.

(e) There is no audit, examination, claim, levy, administrative proceeding or lawsuit pending or, to the knowledge of the Company, threatened with respect to any Taxes for which the Company is or might otherwise be liable and no taxing authority has given notice that it is conducting or intends to conduct an audit or examination with respect to any such Taxes.  No issue has arisen in any examination of the Company by any taxing authority that, if raised with respect to the same or substantially similar facts arising in any other Tax period not so examined, would result in a deficiency for such other period, if upheld.  The Company has not waived or extended any statute of limitations in respect of Taxes or Tax Returns or agreed to any extension of time with respect to a Tax assessment, reassessment, deficiency or with respect to the payment of any Taxes.  The Company is not a party to any power of attorney with respect to a tax matter that is currently in force.  The Company has not entered into any closing agreements with the IRS or any other taxing authority.  The Company has delivered to Buyer true, complete and correct copies of all examination reports or other similar reports and statements of deficiencies assessed against or agreed to by, or on behalf of, the Company since December 31, 2005.

(f) The Company has not requested or received any private letter ruling of the IRS or comparable rulings or guidance issued by any other taxing authority.

(g) None of the Assets (i) is tax-exempt use property within the meaning of Section 168(h) or Section 470(c)(2) of the Code, (ii) directly or indirectly secures any debt the interest on which is exempt under Section 103(a) of the Code or (iii) is property that is required to be treated as being owned by any Person (other than the Company) pursuant to the provisions of Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately before the enactment of the Tax Reform Act of 1986.

(h) The Company has disclosed on its federal income Tax Return all positions taken therein that could give rise to a substantial understatement of federal income tax within the meaning of Section 6662 of the Code.  The Company has not engaged in a reportable transaction described in Section 1.6011-4 of the Treasury Regulations.

(i) No Liens for Taxes exist with respect to any of the Assets, except for Permitted Liens.

(j) No jurisdiction where the Company does not file a Tax Return has made a claim in writing that the Company is required to file a Tax Return or is subject to Tax in such jurisdiction.

(k) The Company is not liable, nor does the Company have any potential liability, for the Taxes of another Person (i) under Treasury Regulation Section 1.1502-6 (or any comparable provision of state, local or foreign law), (ii) as a transferee or successor, or (iii) by contract, indemnity or otherwise.  The Company is not a party to or bound by any Tax indemnity agreement, Tax sharing agreement or Tax allocation agreement.

(l) Except as set forth on Schedule 6.7(l), the Company does not have a permanent establishment in any foreign country with which the United States has a relevant Tax treaty, as defined in such relevant Tax treaty, nor does the Company otherwise operate or conduct business through any branch in any foreign country.

Section 6.8 Intellectual Property Matters.

(a) Set forth on Schedule 6.8(a) are all patents, patent applications, patent and invention disclosures available for filing, mask works, copyright applications and registrations, trademarks, trademark applications and registrations and domain name registrations which constitute Business Intellectual Property indicating for each, the applicable jurisdiction, title, registration number (or application number), the date issued (or date filed) and all current applicants (or registered owners).

(b) Set forth on Schedule 6.8(b) are all Contracts of the Company relating to the Business Intellectual Property, including the distribution or license of, or royalty payments with respect to, Business Intellectual Property, whether as licensor or licensee and Contracts of the Company with current or former employees, consultants or contractors, regarding the appropriation or nondisclosure of any Intellectual Property, and also including a complete and accurate description of any oral or implied contract, the enforcement of which (or ability to enforce) would be material to the Business.

(c) Except as set forth on Schedule 6.8(c):

(i) the Company owns all right, title and interest in and to (or, in the case of Business Intellectual Property subject to license agreements in favor of the Company set forth on Schedule 6.8(b), has the right to use in accordance with the terms of such license agreements) all of the Business Intellectual Property, free and clear of any Liens and free from any requirement of any past, present or future payments (other than maintenance and similar payments), charges or fees or conditions, rights or restrictions (except, in the case of Business Intellectual Property subject to license agreements in favor of the Company set forth on Schedule 6.8(b), as otherwise provided pursuant to the terms of such license agreements);

(ii) no Business Intellectual Property or any service rendered by the Company, or any product, process or material developed, manufactured, produced or used by the Company, is alleged to infringe upon or infringes upon any Intellectual Property or other rights owned or held by any other Person;

(iii) the rights of the Company in and to all Business Intellectual Property are valid and enforceable and no Business Intellectual Property is subject to any outstanding Lien, judgment, ruling, order, writ, decree, stipulation, injunction or determination by or with any Governmental Entity, nor is there (or has there been) any pending or threatened, Action relating to any Business Intellectual Property (including any interference, reissue, reexamination or opposition proceeding or proceeding contesting the rights of the Company to any Business Intellectual Property or the ownership, use, enforceability or validity of any Business Intellectual Property);

(iv) to the knowledge of the Company, there is no infringement or misappropriation of any Business Intellectual Property by any Person;

(v) there are no Contracts between the Company, on the one hand, and any other Person, on the other hand, which may have been terminated or expired prior to the date hereof and under which the Company has granted rights or licenses in any Business Intellectual Property or granted an option to acquire any rights or licenses in any Business Intellectual Property, which rights or licenses or option to acquire survived such termination or expiration;

(vi) the Company has not covenanted or agreed with any Person not to sue or otherwise enforce any legal rights with respect to any Business Intellectual Property;

(vii) all Business Intellectual Property (other than Business Intellectual Property subject to license agreements in favor of the Company set forth on Schedule 6.8(b)) was developed entirely by employees of the Company during the time they were employees of the Company or as a “work for hire” within the meaning of the United States Copyright Act, as amended, (or comparable provision in the copyright law of the jurisdiction where the work at issue was created, including without limitation Section 17 of the India Copyright Act), owned by and copyrighted to the Company, including such Business Intellectual Property furnished to the Company by its principal outside Intellectual Property contractor located in India; and

(viii) all of the Business Intellectual Property is in compliance in all material respects with all applicable Laws (including payment of filing, examination, and maintenance fees and proofs of working or use) and except as set forth on Schedule 6.8(c), no filing, response, or payment is or will be due within 60 days after the Closing Date.

(d) The Company has taken all reasonable steps (including measures to protect secrecy and confidentiality) to protect the Company's right, title and interest in and to all Business Intellectual Property.  All employees, agents, consultants and other representatives of the Company who have access to confidential or proprietary information of the Company have a legal obligation of confidentiality to the Company with respect to such information.  Except as set forth on Schedule 6.8(d), all employees of the Company have duly executed and delivered agreements with the Company pertaining to the assignment, without additional consideration, to the Company of all inventions, discoveries and ideas, whether or not patented or patentable, conceived or reduced to practice during the course of their employment by the Company or its Affiliates.  Only those persons listed on Schedule 6.8(d) have conceived or reduced to practice any invention, discovery or idea that constitutes any material part of the Business Intellectual Property.

(e) Except as set forth on Schedule 6.8(e), the existing documentation relating to material trade secrets and material confidential business and technical information included in the Business Intellectual Property is current and sufficient in all material respects to identify and explain such trade secrets and confidential business and technical information and to allow its full and proper use.

(f) Except as set forth on Schedule 6.8(f), the Business Intellectual Property constitutes all Intellectual Property rights necessary to conduct fully the Business as it is being conducted as of the date hereof and as it will be conducted through the Closing Date.

(g) Except as set forth on Schedule 6.8(g), the Company has not released, or escrowed for the benefit of others, any of the source code or other Business Intellectual Property developed for the Business by or on behalf of the Company, and no Person other than the Company is in possession of such source code.

(h) Except as set forth on Schedule 6.8(h), the software included in the Business Intellectual Property and all other software used by the Company in the Business does not contain any open source code or any other components, in each case that require reciprocity of disclosure or use (including through any form of the GNU General Public License or other open source licenses).  No proprietary or trade secret material of the Company is imbedded in any shared open source code.

Section 6.9 Assets and Properties.

(a) The Company has (i) good and marketable title to all of its assets and properties (whether real, personal or mixed, or tangible or intangible) which it purports to own (including all assets and properties recorded on the December 31, 2010 Balance Sheet, other than inventories disposed of in the ordinary course of business consistent with past practices since December 31, 2010) and (ii) valid leasehold interests in all of its assets and properties which it purports to lease, in each case (with respect to both clause (i) and (ii) above), free and clear of any Liens, other than Permitted Liens.

(b) The Company does not own and has never owned any real property.

(c) Schedule 6.9(c) contains a true, complete and correct list of (i) all real estate leased, subleased or occupied by the Company pursuant to a Lease (the "Leased Premises"), indicating the ownership, street address and use of each of the Leased Premises (and prior uses to the extent known to Parent) and (ii) all Leases to which the Company is a party (including all subleases and other Leases through which the Company has granted any interest in any of the Leased Premises, or any portion thereof, to any Person).

(d) The Company (and no other Person) is in actual occupancy of all Leased Premises leased by it and the Company enjoys peaceful and undisturbed possession thereof.  There are no restrictions imposed by any Lease or other Contract or by Law which preclude or restrict the ability to use the Leased Premises for the purposes for which they are currently being used.

(e) All existing water, sewer, steam, gas, electricity, telephone and other utilities and services required for the use, occupancy, operation and maintenance of the Leased Premises are adequate for the conduct of the Business as it is being conducted as of the date hereof and as it will be conducted through the Closing Date.

(f) All of the material tangible Assets are adequately maintained and are in good operating condition and repair and free from any material defects (including latent defects and adverse physical conditions), reasonable wear and tear excepted, and are suitable for the uses for which they are being used.

(g) The inventories (other than inventory for which a reserve has been provided) included in the Final Closing Statement are of such quality as to meet the quality control standards of the Company and any applicable governmental quality control standard and are usable in the ordinary course of business in amounts consistent with past practice, and (b) the inventories included in the Final Closing Statement that are finished goods are saleable in the ordinary course of business.

Section 6.10 Contracts.

(a) Schedule 6.10(a) lists all of the following Contracts of the Company under which any of the parties thereto have any continuing obligation thereunder (other than those set forth in Schedule 6.8(b), Schedule 6.9(c), Schedule 6.16(b) or Schedule 6.16(i)):

(i) all Contracts (or groups of related Contracts) for the lease (whether as lessor or lessee) of personal property to or from the Company;

(ii) all Contracts (or groups of related Contracts) for the purchase or sale of inventories, materials, commodities, components, supplies, products or real, personal or mixed property, or for the furnishing or receipt of services (other than service contracts that are on the Company's standard service agreement form (without any material modification) providing for annual service revenue of less than $25,000), including customer and supply Contracts, which provide for aggregate payments to or from the Company of $10,000 or more;

(iii) all Contracts concerning a partnership, joint venture, joint development or other cooperation arrangement;

(iv) all Contracts providing for management services or for the services of independent contractors or consultants (or similar arrangements);

(v) all Contracts providing for advertising, promotional or marketing services;

(vi) all Contracts (or groups of related Contracts) relating to or evidencing Indebtedness of the Company (or the creation, incurrence, assumption, securing or guarantee thereof), other than the Anderson Loan Agreement;

(vii) all Contracts (or groups of related Contracts) under which (A) any Person has directly or indirectly guaranteed any Liabilities of the Company or (B) the Company has directly or indirectly guaranteed any Liabilities of any Person (in each case other than endorsements for the purpose of collection in the ordinary course of business consistent with past practices);

(viii) all Contracts (or groups of related Contracts) under which the Company has directly or indirectly made any advance, loan, extension of credit or capital contribution to, or other investment in, any Person, including employees, or which involve a sharing of profits, losses, costs or Liabilities by the Company with any other Person;

(ix) all Contracts (or groups of related Contracts) providing for or granting a Lien upon any Assets, other than the Anderson Loan Agreement;

(x) all Contracts providing for indemnification of any Person with respect to Liabilities relating to any current or former business of the Company or any predecessor Person of any thereof;

(xi) all Contracts between or among the Company, on the one hand, and any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof, on the other hand;

(xii) all Contracts with any broker, distributor, dealer or sales representative relating to the distribution or sale of products;

(xiii) all Contracts providing for or containing confidentiality and non-disclosure obligations (other than standard non-disclosure forms signed by employees generally, copies of which have been provided to Buyer or contained in the Company's standard forms of customer agreements, true, complete and correct copies of which have been made available to Buyer);

(xiv) all Contracts for or relating to the purchase or sale of any business, corporation, partnership, joint venture, association or other business organization or any division, material assets, operating unit or product line thereof since December 31, 2006;

(xv) all Contracts which limit or purport to limit the ability of the Company to compete in any line of business or with any Person or in any geographic area or which limit or purport to limit or restrict the ability of the Company with respect to the development, manufacture, marketing, sale or distribution of, or other rights with respect to, any products or services;

(xvi) all Contracts which provide for or contain any exclusive supply, exclusive purchase or other exclusive dealing arrangements;

(xvii) all Contracts which provide for or contain right of first refusal or similar provisions;

(xviii) all derivative, hedging and similar Contracts (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements and any other Contracts designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices);

(xix) all Contracts with any Governmental Entity; and

(xx) all Contracts which provide for aggregate payments to or from the Company of $10,000 or more or which are otherwise material to the Company which are not described in any of the categories specified in this Section 6.10(a).

Each Contract set forth or required to be set forth on Schedule 6.10(a), Schedule 6.8(b), Schedule 6.9(c), Schedule 6.16(b) or Schedule 6.16(i) is referred to herein as a "Material Contract".

(b) Each Material Contract is in full force and effect and is legal, valid, binding and enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.  None of the Material Contracts requires any payments or the performance of any obligations that have had or could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect with respect to the Company.

(c) Except as set forth on Schedule 6.10(c), the Company (and, to the knowledge of the Company, each of the other party or parties thereto), has performed in all material respects all obligations required to be performed by it under each Material Contract to which it is a party.  Except as set forth on Schedule 6.10(c), no default, violation or other event has occurred or circumstance exists by or with respect to the Company or, to the knowledge of the Company, by or with respect to any other Person that (with or without lapse of time or the giving of notice or both) does or may contravene, conflict with or result in a violation or breach of or give the Company or any other Person the right to declare a default or exercise any remedy under, or to accelerate any obligation under, or to cancel, terminate or modify, any Material Contract.  There are no renegotiations of, attempts or requests to renegotiate or outstanding rights to renegotiate any Material Contract with any Person.  No party to any Material Contract has repudiated any provision thereof or terminated any Material Contract or given written notice of any such termination, and the Company has no reason to believe that any other party or parties to any Material Contract intends to exercise any right of cancellation, termination or non-renewal thereof.  The Company has heretofore made available to Buyer true, complete and correct copies of all written Material Contracts and a true, complete and correct written summary of all oral Material Contracts.

(d) Except as set forth on Schedule 6.10(d), there are no "change of control", "right of first refusal" or similar provisions or any obligations arising under any Material Contract which are created, accelerated or triggered by the execution, delivery or performance of any Transaction Document or the consummation of the Transaction.

(e) The Contracts of the Company for which losses have been recorded or reserved against in the Company Financial Statements and the amount of such losses recorded or reserved for each such Contract are set forth on Schedule 6.10(e).  The Company does not have any Contracts for which a loss should be recorded or reserved in accordance with GAAP, other than Contracts set forth on Schedule 6.10(e).

Section 6.11 Litigation.

(a) Except as set forth on Schedule 6.11(a), no judgment, ruling, order, writ, decree, stipulation, injunction or determination by or with any arbitrator, court or other Governmental Entity to which any of Parent, the Company or any Affiliate of any thereof is party or by which any of Parent, the Company or any Affiliate of any thereof or any assets of any thereof is bound, and which relates to or affects the Company, the Assets, the Assumed Liabilities, the employees of the Company, the Business, any Transaction Document or the Transaction is in effect.  Except as set forth on Schedule 6.11(a), none of Parent, the Company or any Affiliates of any thereof is (or has been in the past three (3) years) party to or engaged in or, to the knowledge of the Company, threatened with any Action which relates to or affects the Company, the Assets, the Assumed Liabilities, the employees of the Company, the Business, any Transaction Document or the Transaction, and, to the knowledge of the Company, no event has occurred and no condition exists which could reasonably be expected to result in any such Action.  There is no Action which the Company presently intends to initiate.

(b) No order has been made, petition presented or resolution passed for the winding-up of the Company and no meeting has been convened for the purposes of winding-up the Company.  No steps have been taken for the appointment of an administrator or receiver of all or any part of any of the Assets.  The Company has not made or proposed any arrangement or composition with its creditors or any class of its creditors.  The Company is not insolvent, and the Company is not unable to pay its debts within the meaning of the insolvency legislation applicable to it and has not stopped paying its debts as they fall due.

Section 6.12 Environmental Matters.  Except as set forth on Schedule 6.12, none of the Facilities has been used at any time when such Facilities were owned, leased or operated by the Company, or to the knowledge of the Company, at any other time:  (i) as a site for the storage, except as authorized under applicable Environmental Laws, or disposal of any Hazardous Material or (ii) so as to cause a violation of or to give rise to a removal, restoration or reimbursement Liability under any Environmental Law.  Except as set forth on Schedule 6.12, the Company does not have or is not subject to any Environmental Liability.  The Company is in compliance in all material respects and has complied in all material respects with, and all Facilities are being operated in compliance in all material respects and have been operated in compliance in all material aspects with, all applicable Environmental Laws, including in connection with the presence, discharge, generation, treatment, acquisition, storage, handling, removal, transportation, management, processing, use, disposal, Release or threatened Release of, or exposure to, any Hazardous Materials.  The Company has not received any notice of, and to the knowledge of the Company, there are no facts or circumstances that could give rise to any Environmental Liability or any noncompliance described in the immediately preceding sentence.  Except as set forth on Schedule 6.12, to the knowledge of the Company, no underground tanks, asbestos containing materials, lead-based paint, toxic mold or polychlorinated biphenyls has been present at any of the Facilities at any time when such Facilities were owned, leased or operated by the Company, or at any other time.  No spills of any Hazardous Substances have occurred at any of the Facilities at any time when such Facilities were owned, leased or operated by the Company, or to the knowledge of the Company, at any other time.  No environmental assessment reports with respect to any Facility are in the possession or control of the Company or Parent.

Section 6.13 Governmental Approvals.  Except as set forth on Schedule 6.13, no material Consent or order of, with or to any Governmental Entity is required to be obtained or made by or with respect to Parent or the Company in connection with the execution, delivery and performance by Parent or the Company of any Transaction Document or the consummation by Parent or the Company of the Transaction.

Section 6.14 Compliance With Applicable Law.

(a) Except as set forth on Schedule 6.14(a), (i) the Company is in compliance in all material respects and has complied in all material respects with all Laws applicable to the Company, the Business and the Assets, (ii) no claims or complaints from any Governmental Entities or other Persons have been asserted or received by the Company or any Affiliate thereof within the past three years related to or affecting the Company, the Business or the Assets and, to the knowledge of the Company, no claims or complaints are threatened, alleging that the Company or any Affiliate thereof is in violation of any Laws or Permits applicable to the Company, the Business or the Assets and (iii) no investigation, inquiry, or review by any Governmental Entity with respect to the Company, the Business or the Assets is pending or, to the knowledge of the Company, threatened, nor has any Governmental Entity indicated an intention to conduct any such investigation, inquiry or review.

(b) None of Parent or any of its Affiliates (with respect to the Company or the Business), the Company or any of its Affiliates nor any Representative of, or other Person associated with or acting on behalf of, Parent or any of its Affiliates (with respect to the Company or the Business), the Company or any of its Affiliates has directly or indirectly (i) given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, Governmental Entity or governmental, administrative or regulatory official or employee or other Person who was, is or may be in a position to help or hinder in any way any of the Company or the Business (or assist in any way in connection with any actual or proposed transaction), (ii) made or agreed to make any illegal gift, contribution, entertainment or other expense or other payment, or reimbursed any illegal gift, contribution, entertainment or other expense or other payment made by any other Person, to any political party, campaign or candidate for federal, state, local or foreign public office or any Governmental Entity or governmental, administrative or regulatory official or employee or (iii) made or agreed to make any bribe, unrecorded rebate, influence payment, payoff, kickback or other similar unlawful payment.

(c) The Company has obtained all approvals necessary for exporting products of the Company outside of the United States and importing such products into each country in which any such product is currently imported or sold.  All such export and import approvals in the United States and throughout the world are current, valid and in full force and effect.

Section 6.15 Permits.  Schedule 6.15 contains a true, complete and correct list of all material Permits that are held by the Company.  The Permits listed on Schedule 6.15 constitute all the Permits that are necessary for the Company to operate the Business as it is being operated as of the date hereof and as it will be operated through the Closing Date and to own and use the Assets in compliance in all material respects with all Laws applicable to such operation, ownership and use.  All material Permits of the Company are validly held by the Company, are in full force and effect and are not subject to any administrative or judicial periods of appeal.  Except as set forth on Schedule 6.15, no material Permits of the Company will be subject to suspension, modification, revocation, cancellation, termination or nonrenewal as a result of the execution, delivery or performance of any Transaction Document or the consummation of the Transaction.  The Company is in compliance in all material respects and has complied in all material respects with all of the terms and requirements of the material Permits of the Company.

Section 6.16 Employee Matters.

(a) The Company is not a party to any Contract regarding collective bargaining or other Contract with or to any labor union or association representing any employee of the Company, nor does any labor union or collective bargaining agent represent any employee of the Company.  No Contract regarding collective bargaining has been requested by, or is under discussion between management of the Company (or any management group or association of which the Company is a member or otherwise a participant) and, any group of employees of the Company nor are there any representation proceedings or petitions seeking a representation proceeding presently pending against the Company with the National Labor Relations Board or any other labor relations tribunal, nor are there any other current activities, to the knowledge of the Company, to organize any employees of the Company into a collective bargaining unit.  There are no unfair labor practice charges, grievances or complaints pending or, to the knowledge of the Company, threatened against the Company.  During the past five years there has not been any labor strike, slow-down, work stoppage, lock-out, arbitration or other material labor dispute involving the Company or otherwise related to the Business, and no such labor strike, slow-down, work stoppage, lock-out, arbitration or other material labor dispute is now pending or, to the knowledge of the Company, threatened against the Company.  With respect to each of the Company and its employees: (i) there is no workers' compensation Liability, claim or controversy pending or, to the knowledge of the Company, threatened and, to the knowledge of the Company, no circumstance exists that is reasonably likely to result in such a Liability, claim or controversy; and (ii) there has been no "plant closing" or "mass layoff" as defined in the Worker Adjustment and Retraining Notification Act or any comparable state or local Law nor any "reduction in force" within the meaning of the Age Discrimination in Employment Act.

(b) Schedule 6.16(b) sets forth a true, complete and correct list of each pension, retirement, savings, money purchase, profit sharing, deferred compensation plan, medical, vision, dental, hospitalization, prescription drug and other health plan, cafeteria, flexible benefits, short-term and long-term disability, accident and life insurance plan, bonus, stock option, equity, stock purchase, stock appreciation, phantom stock, incentive compensation, special compensation, severance, salary continuation, retention and other plan and each other employee or fringe benefit plan, program or Contract to which the Company or any ERISA Affiliate contributes or is required to contribute or has any liability, or which the Company or any ERISA Affiliate sponsors, maintains or administers or which is otherwise applicable to employees or categories of employees of the Company, whether written or oral and whether direct or indirect (hereinafter referred to collectively as the "Plans").  Neither the Company nor any ERISA Affiliate has any plan or commitment, whether or not legally binding, to create any additional plan or modify or change any existing Plan that would affect any current or former employee, director or consultant of the Company.  The Company has made available to Buyer true, complete and correct copies of (i) each Plan (or, in the case of any unwritten Plans, written descriptions thereof) and all related documents (including all amendments thereto), (ii) the three most recent annual reports on Form 5500 filed with the U.S. Internal Revenue Service ("IRS") with respect to each Plan (if any such report was required), actuarial reports and financial statements, if any, with respect to each Plan, (iii) the most recent summary plan description (along with all summaries of material modifications) for each Plan for which such a summary plan description is required, (iv) all material employee communications relating to each Plan, (v) the most recent determination or opinion letter, if any, received from the IRS and all material communications to or from the IRS or any other governmental or regulatory authority relating to each Plan, (vi) annual compliance tests reports and results, if any, for the three most recently completed plan years of each Plan, and (vii) each trust agreement, group annuity contract or other financing arrangement relating to any Plan.

(c) None of the Plans is subject to Title IV of ERISA or Section 412 of the Code and none of the Company or any ERISA Affiliate has, during any time in the six-year period preceding the Closing Date, contributed to, sponsored, maintained or administered or incurred any Liability in respect of any "employee pension benefit plan" within the meaning of Section 3(2) of ERISA that is or was subject to Title IV of ERISA or Section 412 of the Code.

(d) None of the Company or any Affiliate thereof is required, or has during any time in the six-year period preceding the Closing Date been required, to contribute to or has incurred any withdrawal liability in respect of any "multiemployer plan" (as defined in Section 4001(a)(3) of ERISA).

(e) Each Plan (and each related trust, insurance contract or fund) is, and has been administered and operated, in compliance with its terms and with all applicable Laws, including ERISA and the Code.  Each Plan that is intended to be qualified under Section 401(a) of the Code has received a determination or opinion letter from the IRS to the effect that it meets the requirements of Sections 401(a) of the Code and its related trust meets the requirements of Section 501(a) of the Code and nothing has occurred that would adversely affect the qualified status of such Plan.

(f) None of the Company, any ERISA Affiliate or any Plan or trust created thereunder, nor any trustee, administrator or other fiduciary thereof, has engaged in a transaction in connection with which the Company, any of the Plans, or any such trust, could be subject, directly or indirectly, to either a material Liability or material civil penalty assessed pursuant to Sections 409, 502(i) or 502(1) of ERISA or a tax imposed pursuant to Section 4971, 4972, 4974, 4975, 4976, 4980B, 4980D, 4980E or 4980F of the Code.  There are no pending or, to the knowledge of the Company, anticipated or threatened claims by or on behalf of any of the Plans, by any employee or beneficiary covered under any such Plan, or otherwise involving any such Plan (other than ordinary course claims for benefits).  There is no judgment, decree, injunction, rule or order of any court, arbitrator or other Governmental Entity outstanding against or in favor of any Plan or any fiduciary thereof (other than rules of general applicability).  There are no pending or, to the knowledge of the Company, threatened audits or investigations by any Governmental Entity involving any Plan.

(g) Each Plan that is an employee welfare benefit plan within the meaning of Section 3(1) of ERISA may be amended or terminated at any time without liability to the Company or any ERISA Affiliate.

(h) Except as required under Section 4980B of the Code, the Company does not have any obligation to provide post-retirement health benefits to any employees or former employees of the Company.

(i) Schedule 6.16(i) sets forth a true, complete and correct list of each employment, termination, retention, severance and change of control Contract and policy (whether written or oral) with or for the benefit of any employees or former employees of the Company, including each Contract for the employment of any individual or providing for severance or other termination payment to any employee whose employment is terminated.  All such Contracts and policies are valid and enforceable, and none of the Company or, to the knowledge of the Company, the employees or former employees of the Company is in default in any material respect under any thereof.  Except as separately set forth on Schedule 6.16(i), none of the execution, delivery or performance of any Transaction Document or the consummation of the Transaction will result in any obligation to pay any employees of the Company severance pay, or termination, retention or other benefits or accelerate the time of payment or result in any payment or funding of benefits under, or increase the amount payable or result in any other obligation pursuant to, any Plan, other than such payments or obligations that will be paid by or solely the responsibility of the Company or Parent.  To the knowledge of the Company, none of employees of the Company is in violation or default of any non-disclosure agreement, common law non-disclosure obligation, fiduciary duty, non-competition agreement, restrictive covenant or other obligation to a former employer related to the right of such employee to be employed by the Company or the employee's knowledge or use of trade secrets.

(j) Schedule 6.16(j) contains a true, complete and correct list of the following information (as of December 31, 2010) for each employee and director of the Company, including each employee on leave of absence, layoff or disability status:  name; job title; current compensation paid or payable and any change in compensation since December 31, 2010, including without limitation base salary; vacation and paid time off accrued; and full or part-time status.

(k) Each "nonqualified deferred compensation plan" within the meaning of Section 409A of the Code is being operated in compliance with or is exempt from, and since January 1, 2005 has been operated in compliance with or has been exempt from, Section 409A of the Code and applicable guidance issued thereunder, and is in documentary compliance with or is exempt from, and since the deadline required under Sections 409A of the Code has been in documentary compliance with or has been exempt from, Section 409A of the Code and applicable guidance issued thereunder.

(l) Except for any relationship described in Schedule 6.16(l), the employment relationship between each of the Company, on the one hand, and each current employee thereof, on the other hand, is "employment at will".

(m) Each of the Company and its Affiliates is in compliance in all material respects and has complied in all material respects with the Laws governing employees located in jurisdictions outside of the United States ("Foreign Employees") and the Company and its Affiliates have no employee benefit plans, schemes, programs and arrangement that cover Foreign Employees.

Section 6.17 Absence of Material Adverse Effect and Certain Events.

(a) Except as set forth on Schedule 6.17(a), no conditions, circumstances or state of facts exist, and since December 31, 2010, there have not been any events, occurrences, changes, developments or circumstances, which, individually or in the aggregate, have had or could reasonably be expected to have a Material Adverse Effect with respect to the Company.

(b) Without limiting the generality of the foregoing, except as set forth on Schedule 6.17(b), from and after December 31, 2010, the Company has conducted the Business only in the ordinary course consistent with past practices and the Company has not:

(i) suffered damages, destruction or casualty losses (whether or not covered by insurance) in excess of $10,000 in the aggregate;

(ii) made any capital expenditure or series of capital expenditures in excess of $10,000 in the aggregate;

(iii) except for regularly scheduled increases or decreases in compensation to employees made in the ordinary course of business consistent with past practices, made any change in the rate of compensation, commission, bonus or other direct or indirect remuneration payable or to become payable to any of their respective directors, officers, employees or agents, or agreed or promised (orally or otherwise) to pay, conditionally or otherwise, any bonus or extra compensation or other employee benefit to any of such directors, officers, employees or agents;

(iv) (A) entered into any employment agreement with or for the benefit of any Person referred to in subparagraph (iii) above; (B) paid any pension, retirement allowance or other employee benefit not required by any Plan, agreement or arrangement existing as of December 31, 2010 to any Person referred to in subparagraph (iii) above or (C) agreed or promised (orally or otherwise) to pay (conditionally or otherwise) or otherwise committed itself (conditionally or otherwise) to any additional pension, profit sharing, bonus, incentive, deferred compensation, stock purchase, stock option, stock appreciation, group insurance, vacation pay, severance pay, retirement or other employee benefit plan, agreement or arrangement, or changed the terms of any existing Plan or employee agreement or arrangement;

(v) sold, assigned, leased or transferred any of its assets or properties, other than sales of inventory in the ordinary course of business consistent with past practices;

(vi) amended or renegotiated in any material respect or terminated (other than by completion thereof) any Material Contract;

(vii) incurred, assumed or created any Indebtedness or other Liability (other than Liabilities which are Indebtedness in the ordinary course of business consistent with past practices) or guaranteed any Indebtedness or other Liability of any other Person;

(viii) made, incurred, assumed, created or guaranteed any loan or made any advance (other than the making of employee advances for travel and entertainment in the ordinary course of business consistent with past practices) or capital contribution to or investment in any Person;

(ix) subjected any of its assets or properties to any Lien or permitted any of its assets or properties to be subjected to any Lien, other than Permitted Liens;

(x) made any change in its accounting methods, policies, practices or principles;

(xi) waived or released any rights or claims of material value, including rights or claims under any Material Contract or waived or released any rights or claims against any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof;

(xii) changed or modified any of the credit, collection or payment policies, procedures or practices of the Company, including acceleration of collections of receivables, failure to make or delay in making collections of receivables, acceleration of payment of payables or other Liabilities or failure to pay or delay in payment of payables or other Liabilities;

(xiii) engaged in any discount activity with customers of the Company or any other activity that has accelerated or would accelerate to pre-Closing periods sales that would otherwise in the ordinary course of business consistent with past practices be expected to occur in post-Closing periods;

(xiv) acquired or agreed to acquire by merging or consolidating with, or by purchasing a substantial portion of the capital stock or assets of, or by any other manner, any business or any corporation, partnership, limited liability entity, joint venture, association or other business organization or Person, or division, operating unit or product line thereof;

(xv) declared, set aside, paid or made any dividend or other distribution with respect to any of its membership interests, or otherwise made any payments to any of its members in their capacity as such;

(xvi) amended its certificate of incorporation, operating agreement or by-laws (or other similar governing documents);

(xvii) revalued any of the Assets, including writing down the value of its inventory or writing off notes or accounts receivable;

(xviii) made any Tax election, changed any annual Tax accounting period, amended any Tax return, settled or compromised any income Tax liability, entered into any closing agreement, settled any Tax claim or assessment, surrendered any right to claim a Tax refund or failed to make the payments or consented to any extension or waiver of the limitations period applicable to any tax claim or assessment;

(xix) (A) entered into any transaction with any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof or (B) made, directly or indirectly, any payments or transferred, directly or indirectly, any funds or other property to or on behalf of any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof (other than (1) regularly scheduled cash compensation payments and payments under existing employee benefit plans listed on Schedule 6.16(b) to such Persons who are employees of the Company based on such Person's salary and employee benefits as were in effect on December 31, 2010 and (2) reimbursements of ordinary and necessary business expenses of employees of the Company incurred in connection with their employment consistent with written policies of the Company);

(xx) entered into any Lease (including any capitalized lease obligations);

(xxi) settled or compromised any Action; or

(xxii) entered into any agreement or Contract (other than the Transaction Documents) to take any of the types of actions described in subclauses (i) through (xxv) of this Section 6.17(b).

Section 6.18 Sufficiency of Assets.  The Assets constitute and will constitute on the Closing Date (a) all of the material assets and properties (real and personal, tangible and intangible) and rights that are used by the Company in the operation of the Business as it is being conducted as of the date hereof and as it will be conducted through the Closing Date and (b) all the assets and properties (real and personal, tangible and intangible) and rights used to conduct the Business following the Effective Time as it is being conducted as of the date hereof and as it will be conducted through the Effective Time.  Except for Retained Assets or as set forth on Schedule 6.18, no Affiliates of Parent or of the Company (in each case, other than Parent and the Company) own or has ever owned any assets, properties or rights Related to the Business or is engaged in or has ever engaged in the business described in the definition of the "Business".

Section 6.19 Product Warranty.

(a) No product manufactured, sold, leased or delivered or service rendered by the Company is subject to any guarantee, warranty or other indemnity beyond those set forth in the terms and conditions of sale contained in the Material Contracts set forth on Schedule 6.10(a).

(b) Set forth on Schedule 6.19 is the aggregate annual cost to the Company of performing product warranty obligations for each of the previous two (2) fiscal years and the current fiscal year through December 31, 2010.  Schedule 6.19 sets forth a list of all pending or, to the knowledge of Parent or the Company, threatened product warranty claims in excess of $5,000 either individually or in the aggregate.  Since January 1, 2008, the Company has not changed the scope of its contractual obligations for standard warranties with respect to the return, repair or replacement of products manufactured or sold by the Company.  Set forth on Schedule 6.19 is a list of all warranty obligations, whether or not based on any standard warranty form, which are still in force for products of the Company and where the Company has, after the issuance of the warranty, either (i) postponed the commencement of the warranty period; (ii) extended the duration of the warranty period; or (iii) changed the terms of the warranty, including without limitation, the available remedies.  Except as set forth on Schedule 6.19, none of the products currently manufactured or sold by the Company (x) has been in the past five (5) years or currently is the subject of any recall, claims or obligations arising from or alleged to arise from any injury to persons or property as a result of the ownership, possession or use of any product of the Business prior to the Effective Time nor has any recall been threatened in writing in the past five (5) years, or (y) has been in the past three (3) years or currently is the subject of any product liability claim, other than random claims of less than $5,000 per incident.  Except as set forth on Schedule 6.19, neither Parent nor the Company is aware of any facts that might reasonably be expected to cause any future product recalls or any increase in the number of claims resulting from the ownership possession or use of any product of the Business.

Section 6.20 Insurance.

(a) Schedule 6.20(a) sets forth a true, complete and correct list of all insurance policies and surety bonds which the Company maintains with respect to the Assets, its Liabilities, its employees, officers or directors or the Business ("Insurance Policies").  The Company has made available to Buyer true, complete and correct copies of all Insurance Policies.

(b) The Insurance Policies: (i) are in full force and effect and (ii) are sufficient for compliance with all requirements of Law and Contracts of the Company.  The Company is current in all premiums or other payments due under each Insurance Policy and has otherwise performed in all material respects all of its respective obligations thereunder.

(c) The Company has not received during the past three years from any insurance carrier to which it has applied for any insurance or with which it has carried any insurance (i) any refusal of coverage or notice of material limitation of coverage or any notice that a defense will be afforded with reservation of rights or (ii) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any insurance policy is not willing or able to perform its obligations thereunder.

Section 6.21 Bank Accounts; Powers of Attorney.  Schedule 6.21 sets forth a true, complete and correct list of:  (a) all bank accounts, investment accounts, lock boxes and safe deposit boxes maintained by or on behalf of the Company, including the location and account numbers of all such accounts, lock boxes and safe deposit boxes, (b) the names of all Persons authorized to take action with respect to such accounts, safe deposit boxes and lock boxes or who have access thereto and (c) the names of all Persons holding general or special powers of attorney from the Company, and a summary statement of the terms thereof.

Section 6.22 No Brokers.  Other than Oberon Securities, whose fees shall be paid by Parent, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Parent, the Company or any Affiliate of any thereof who is or might be entitled to any fee, commission or payment in connection with the negotiation, preparation, execution or delivery of any Transaction Document or the consummation of the Transaction, nor is there any basis for any such fee, commission or payment to be claimed by any Person against the Company.

Section 6.23 Internal Controls.  Parent’s officer certifications concerning its internal controls appended to the Parent SEC Reports are accurate as if made on the date hereof and are incorporated herein by reference.

Section 6.24 Customers and Suppliers.  Schedule 6.24 sets forth a list of the ten (10) largest customers and the ten (10) largest suppliers of the Company, as measured by the dollar amount of purchases therefrom or thereby, during the fiscal years ended June 30, 2009 and 2010, showing the approximate total sales by the Company to each such customer and the approximate total purchases by the Company from each such supplier, during such periods.  Except as disclosed on Schedule 6.24, (i) no customer or supplier listed on Schedule 6.24 has terminated or substantially diminished its relationship with the Company or materially adversely changed the pricing or other terms of a substantial portion of its business with the Company, (ii) no customer or supplier listed on Schedule 6.24 has notified in writing the Company that it intends to terminate or substantially diminish its relationship with the Company or materially adversely change the pricing or other terms of a substantial portion of its business with the Company, (iii) there has not been any material adverse change in the relationship between the Company with any customer or supplier listed on Schedule 6.24, or (iv) no Contract with any customer or supplier listed on Schedule 6.24 has expired.

Section 6.25 Disclosure.  None of (a) the schedules to this Agreement nor (b) any certificate or other information provided to Buyer pursuant to this Agreement contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF BUYER

Buyer hereby represents and warrants to Parent as follows:

Section 7.1 Organization.  Buyer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

Section 7.2 Authority; Binding Obligation.  Buyer has all requisite corporate power and authority to execute and deliver each Transaction Document delivered or to be delivered by Buyer and to perform all of its obligations under the Transaction Documents.  The execution, delivery and performance by Buyer of each Transaction Document delivered or to be delivered by Buyer and the consummation by Buyer of the Transaction have been or will be duly authorized by all necessary and proper corporate action on the part of Buyer.  This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.  Each other Transaction Document to be delivered by Buyer will be duly executed and delivered by Buyer and, when so executed and delivered, will constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general and by general principles of equity.

Section 7.3 No Breach.  None of the execution, delivery or performance by Buyer of any Transaction Document delivered or to be delivered by Buyer or the consummation by Buyer of the Transaction does or will, with or without the giving of notice or the lapse of time or both, conflict with, or result in a breach or violation of or a default under (a) the Certificate of Incorporation or By-Laws of Buyer, (b) any Contract of Buyer or (c) any Law or Permit or other requirement to which Buyer or its properties or assets are subject, except, in the case of items (b) and (c) above only, for those which would not have, individually or in the aggregate, a material adverse effect on the ability of Buyer to consummate the Transaction.

Section 7.4 Governmental Approvals.  Except as set forth on Schedule 7.4, no material Consent or order of, with or to any Governmental Entity is required to be obtained or made by or with respect to Buyer in connection with the execution, delivery and performance by Buyer of any Transaction Documents or the consummation by Buyer of the Transaction.

Section 7.5 No Brokers.  Except for Raymond James, whose fees shall be paid by Buyer, there is no investment banker, broker, finder or other intermediary which has been retained by or is authorized to act on behalf of Buyer or any of its Affiliates who is or might be entitled to any fee, commission or payment in connection with the negotiation, preparation, execution or delivery of any Transaction Document or the consummation of the Transaction, nor is there any basis for any such fee, commission or payment to be claimed by any Person against Buyer.

Section 7.6 SEC Reports; Financial Statements.  Buyer has filed with the SEC all reports, including amendments thereto, required to be filed by it under the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (the foregoing materials being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied as to form in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of Buyer included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of Buyer and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended.  In the case of unaudited interim financial statements, such statements include all adjustments (including normal recurring accruals) necessary for a fair presentation of the consolidated financial position, results of operations and cash flows for the periods presented.

Section 7.7 Valid Issuance.  The shares of Buyer’s common and preferred stock to be issued to Parent pursuant to Sections 4.1(b)(vi), (vii), (viii) and (ix) have been duly and validly authorized and, when issued and paid for pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by Parent), except for restrictions on transfer imposed by applicable securities laws.  Buyer has reserved a sufficient number of shares of its common stock for issuance upon the exercise of the conversion rights contained in the description of said preferred stock attached hereto as Exhibit C, free and clear of all encumbrances and restrictions, except for restrictions on transfer imposed by applicable securities laws and except for those created by Parent.

Section 7.8 No Material Adverse Change.  Since September 30, 2010, except as identified and described in the SEC Reports, there has not been:

(a) any change in the consolidated assets, liabilities, financial condition or operating results of Buyer from that reflected in the financial statements included in Buyer’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2010 or any subsequent Form 8-K, except for changes in the ordinary course of business or changes which have not had and would not reasonably be expected to have a Material Adverse Effect with respect to Buyer, individually or in the aggregate;

(b) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of Buyer, or any redemption or repurchase of any securities of Buyer;

(c) any material damage, destruction or loss, whether or not covered by insurance to any assets or properties of Buyer or its Subsidiaries which has had or would reasonably be expected to have a Material Adverse Effect with respect to Buyer, individually or in the aggregate;

(d) any waiver, not in the ordinary course of business, by Buyer or any of its Subsidiaries of a right or of a debt owed to it which has had or would reasonably be expected to have a Material Adverse Effect with respect to Buyer, individually or in the aggregate;

(e) any change or amendment to Buyer's Certificate of Incorporation (other than inclusion of the terms of Buyer’s preferred stock as set forth in Exhibit C) or Bylaws;

(f) any material transaction entered into by Buyer or any of its Subsidiaries other than in the ordinary course of business which has had or would reasonably be expected to have a Material Adverse Effect with respect to Buyer, individually or in the aggregate;

(g) the loss of the services of any key employee, or material change in the composition or duties of the senior management of Buyer or any of its Subsidiaries which has had or would reasonably be expected to have a Material Adverse Effect with respect to Buyer, individually or in the aggregate; or

(h) the loss or threatened loss of any customer which has had or would reasonably be expected to have a Material Adverse Effect with respect to Buyer.

Section 7.9 Tax Matters.  Buyer and each of its Subsidiaries has timely prepared and filed all tax returns required to have been filed by Buyer or such Subsidiary with all appropriate governmental agencies and timely paid all taxes shown thereon or otherwise owed by it, except where the failure to file such returns or pay such amounts would not, individually or in the aggregate, have a Material Adverse Effect with respect to Buyer.  The charges, accruals and reserves on the books of Buyer in respect of taxes for all fiscal periods are adequate in all material respects, and there are no material unpaid assessments against Buyer or any of its Subsidiaries nor, to Buyer’s knowledge, any basis for the assessment of any additional taxes, penalties or interest for any fiscal period or audits by any federal, state or local taxing authority except for any assessment which is not material to Buyer and its Subsidiaries, taken as a whole.  All taxes and other assessments and levies that Buyer or any of its Subsidiaries is required to withhold or to collect for payment have been duly withheld and collected and paid to the proper governmental entity or third party when due, except where the failure to withhold, collect or pay would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect with respect to Buyer.  There are no material tax liens or claims pending or, to Buyer’s knowledge, threatened against Buyer or any of its Subsidiaries or any of their respective assets or property.  There are no outstanding tax sharing agreements or other such arrangements between Buyer and any of its Subsidiaries or other corporation or entity.

Section 7.10 Title to Properties.  Except as disclosed in the Buyer's SEC filings (i) Buyer and each of its Subsidiaries has good and marketable title to all real properties and all other material properties and assets owned by it, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or currently planned to be made thereof by them, and (ii) Buyer and each of its Subsidiaries holds any leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or currently planned to be made thereof by them.

Section 7.11 Certificates, Authorities and Permits.  Buyer and each of its Subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by it, except where the failure to possess such certificates, authorities or permits would not reasonably be expected to have a Material Adverse Effect with respect to Buyer, and neither Buyer nor any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to Buyer or such Subsidiary, would reasonably be expected to have a Material Adverse Effect with respect to Buyer, individually or in the aggregate.

Section 7.12 Litigation.  Except as described in the SEC Reports, there are no material pending actions, suits or proceedings against or affecting Buyer, its Subsidiaries or any of its or their properties; and to Buyer’s knowledge, no such actions, suits or proceedings are threatened or contemplated.  Except as described in the SEC Reports, neither Buyer nor any Subsidiary, nor any director or officer thereof, is or since January 1, 2009 has been the subject of any action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.  There has not been, and to Buyer’s knowledge, there is not pending or contemplated, any investigation by the SEC involving Buyer or any current or former director or officer of Buyer.  The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Buyer or any Subsidiary under the Securities Act or the Exchange Act.

Section 7.13 Compliance with Nasdaq Continued Listing Requirements.  Except as disclosed in the Buyer's SEC filings, Buyer is in compliance with applicable Nasdaq continued listing requirements.  There are no proceedings pending or, to Buyer’s knowledge, threatened against Buyer relating to the continued listing of the Buyer Stock on Nasdaq and Buyer has not received any notice of, nor to Buyer’s knowledge is there any basis for, the delisting of the Buyer Stock from Nasdaq.  The Buyer's common stock is registered pursuant to Section 12(b) of the Exchange Act, and Buyer has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Buyer Stock under the Exchange Act, nor has Buyer received any notification that the SEC is contemplating terminating such registration.  Immediately after the consummation of the transactions contemplated hereby, Buyer will be in compliance with all such Nasdaq listing and maintenance requirements.

ARTICLE VIII

COVENANTS OF PARENT AND THE COMPANY

Section 8.1 Conduct of Business.

(a) From the date hereof through the Closing Date, Parent will cause the Company to, and the Company will, conduct the Business only in the ordinary course consistent with past practices.

(b) From the date hereof through the Closing Date, Parent will cause the Company not to, and the Company will not, without Buyer's prior written consent, engage in any transaction or take any action which, if engaged in or taken since December 31, 2010 but on or before the date hereof, would constitute a breach of the representations and warranties contained in Section 6.17(b).

(c) From the date hereof through the Closing Date, Parent will cause the Company to use, and the Company will use, its commercially reasonable efforts to (i) preserve its business organization intact, (ii) retain the services of its present officers, employees and agents, (iii) maintain good business relationships with third parties having business dealings with the Business and (iv) maintain all existing Permits.

(d) From the date hereof through the Closing Date, Parent will cause the Company not to, and the Company will not, without Buyer's prior written consent, make, directly or indirectly, any payments or transfers of any funds or other property to or on behalf of Parent (other than reimbursements for ordinary operating expenses of the Company already paid for by Parent, consistent with past practice), any Affiliate, employee, officer, director or shareholder of the Company or any Affiliate or Associate of any thereof (other than (i) regularly scheduled compensation payments and payments under existing employee benefit plans listed on Schedule 6.16(b) to such Persons who are employees of the Company based on such Person's salary and employee benefits as were in effect on December 31, 2010, (ii) reimbursements of reasonable business expenses of employees of the Company incurred in connection with their employment consistent with written policies of the Company, and (iii) as provided in Section 8.16).

(e) From the date hereof through the Closing Date, Parent will cause the Company not to, and the Company will not, without the prior written consent of Buyer, amend in any material respect or terminate (other than by completion thereof) any existing Material Contract or enter into any Contract which would be a Material Contract if it were in existence on the date hereof and required to be set forth on Schedule 6.8(b), 6.9(c), 6.10(a), 6.16(b) or 6.16(i).

(f) From the date hereof through the Closing Date, Parent will cause the Company not to, and the Company will not sell, transfer or dispose of any fixed asset or intangible asset (whether recorded or unrecorded) without Buyer's written consent.

Section 8.2 Access to Information.  From the date hereof through the Effective Time, the Company will provide to Buyer and its Representatives full access during normal business hours to the properties, books, records, officers, employees and Representatives of the Company to make or cause to be made such investigation of the Business, the Assets, the Assumed Liabilities and of the financial and legal condition of the Company as Buyer deems necessary or advisable, provided that any such investigation shall not interfere unnecessarily with normal operations of the Company.  From the date hereof through the Closing Date, the Company will furnish to Buyer and its Representatives such financial and operating data and other information with respect to the Business, the Assets and the Assumed Liabilities as Buyer shall from time to time reasonably request.  The Confidentiality Agreement will apply with respect to the information provided pursuant to this Section 8.2.

Section 8.3 Notices of Certain Events.  From the date hereof through the Closing Date, Parent and the Company will notify promptly Buyer of:  (i) any notice or other communication from any Person alleging that the Consent of such Person is or may be required in connection with the Transaction; (ii) any notice or other communication from any Governmental Entity received by Parent or the Company in connection with the Transaction and (iii) any Action commenced, or, to the knowledge of the Company, threatened, relating to or involving or otherwise affecting the Company, the Assets, Liabilities or employees of the Company or the consummation of the Transaction.  No notice pursuant to this Section 8.3 will be deemed to amend or otherwise modify or affect any representations or warranties, covenants, obligations, agreements or conditions set forth herein, amend any schedule hereto or limited or otherwise affect any available remedies.

Section 8.4 Consents.  Promptly after the date of this Agreement, Parent and the Company will (a) make all filings required by Law to be made by them in connection with the Transaction Documents or the consummation of the Transaction, (b) cooperate with Buyer with respect to all filings that Buyer elects to make or is required by Law to make in connection with the Transaction Documents or the consummation of the Transaction and (c) subject to limitations stated elsewhere in this Agreement, use commercially reasonable efforts to obtain all Consents and orders of all Persons required to be obtained, and deliver all notices required to be provided by the Company, in each case in connection with the execution, delivery and performance by Parent and the Company of the Transaction Documents and the consummation of the Transaction.

Section 8.5 Books and Records.

(a) On the Closing Date, the Company and Parent will cause all books and records constituting Assets to be delivered to Buyer.

(b) Parent and the Company will not dispose of or destroy any business records or files related to the Business which do not constitute Assets for the greater of (x) five years after the Closing Date or (y) any applicable statutory or retention period (including any extension thereof).  Prior to disposing of or destroying any such business records or files in accordance with the preceding sentence, Parent will provide not less than 30 days' prior written notice to Buyer, specifying the business records and files proposed to be disposed of or destroyed.  If, prior to the scheduled date for such disposal or destruction, Buyer requests in writing that any of the business records or files proposed to be disposed of or destroyed be delivered to Buyer, Parent will arrange promptly for the delivery of the requested business records and files to a location specified by, and at the expense of, Buyer.

Section 8.6 Confidential Information.

(a) From and after the Closing, Parent will, and will cause each of its Affiliates and its and its Affiliates' Representatives to (i) maintain in strict confidence any and all information concerning the Business and (ii) refrain from using any and all such information for its own benefit or to compete with or otherwise to the detriment of Buyer or its Affiliates or the Business.  It is understood that Parent shall not have any liability hereunder with respect to information that (i) is in or, through no fault of Parent or Parent's Affiliates or Parent's or Parent's Affiliate's Representatives, comes into the public domain or (ii) Parent is legally required to disclose.

(b) In the event that Parent or any of its Affiliates or its or their Representatives are required by Law to disclose any such information, Parent will promptly notify Buyer in writing so that Buyer may seek a protective order and/or other motion to prevent or limit the production or disclosure of such information.  If such motion has been denied, then such Parent, Affiliate or Representative may disclose only such portion of such information which (i) in the written opinion of such Parent's, Affiliate's or Representative's outside legal counsel is required by Law to be disclosed (provided that such Parent, Affiliate or Representative will use its commercially reasonable efforts to preserve the confidentiality of the remainder of such information) or (ii) Buyer consents in writing to having such information disclosed.  Parent will not, and will not permit any of its Affiliates or its or its Affiliates' Representatives to, oppose any motion for confidentiality brought by Buyer.  Parent will continue to be bound by its obligations pursuant to this Section 8.6 for any information that is not required to be disclosed, or that has been afforded protective treatment, pursuant to such motion.

Section 8.7 Restrictive Covenants.

(a) For a period of three years from and after the Closing Date, without the prior written consent of Buyer, Parent and the Company covenant and agree that none of Parent, the Company, any Affiliate of any thereof or any Person now or hereafter controlled by Parent, the Company or any Affiliate of any thereof, excluding any Person who becomes an employee of Buyer on or after the Closing Date, will, directly or indirectly (on its, his or her own behalf or in the service or on behalf of others or jointly with any other Person):

(i) enter into, control, engage in, be employed by, provide managerial, supervisory, administrative or consulting services to, represent, have or acquire more than a 2% ownership or beneficial interest in or otherwise participate in, anywhere in the world, any business with operations engaged, directly or indirectly, in research, development, design, engineering, sale, distribution, installation, modification, service or support of (i) wireless asset and GPS tracking and monitoring products and services related to mobile refrigeration, heavy equipment or trucking applications, or activities related thereto or (ii) any products or services of the type or that are competitive with, products or services manufactured, sold or provided by the Company on the date hereof or on the Closing Date or during the three year period ending on the Closing Date or any derivatives of or improvements to such products or services, or activities related thereto; and

(ii) recruit, induce, solicit, hire or retain as an employee, independent contractor or consultant any Person who is an employee to whom Buyer offers employment pursuant to Section 10.1(a) and, during such period, induce or attempt to induce any such employee to terminate his or her employment with Buyer by resignation, retirement or otherwise; provided, however, that nothing in this Section 8.7 prohibit publications by Parent or any Affiliate thereof of general advertisements offering employment so long as no such employee is hired.

(b) Parent and the Company recognize the importance of the covenants contained in this Section 8.7 and acknowledges that, based on their past experience, the restrictions imposed herein are (i) reasonable as to scope, time and area; (ii) necessary for the protection of Buyer's legitimate business interests, including the trade secrets, goodwill and relationships with customers, suppliers and employees of the Business; and (iii) not unduly restrictive of any rights of Parent, the Company or their Affiliates.  Parent and the Company acknowledge and agree that the covenants contained in this Section 8.7 are essential elements of this Agreement and that but for these covenants Buyer would not have agreed to purchase the Assets.  The existence of any claim or cause of action against Buyer or any of its Affiliates by Parent, the Company or any of their Affiliates, whether predicated on breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of the covenants contained in this Section 8.7.

(c) If any covenant contained in this Section 8.7, or any part thereof, is hereafter construed to be invalid or unenforceable in any jurisdiction, the same shall not affect the remainder of the covenants in such jurisdiction or this Section 8.7 in any other jurisdiction, which shall be given full effect, without regard to the invalid portions, and any court having jurisdiction shall have the power to reduce the duration, scope and/or area of such covenant so that, in its reduced form, said covenant shall then be enforceable.

Section 8.8 Acquisition Proposals.

(a) Without limiting Parent's or the Company's other obligations under this Agreement (including under Section 8.1(b) hereof), Parent and the Company agree that they will not, and will cause each of their subsidiaries and their respective officers, directors, employees, agents and representatives (including any investment banker, attorney or accountant retained by it) not to, directly or indirectly, (A) initiate, solicit, encourage or knowingly facilitate (including by way of furnishing information) any inquiries or the making of any proposal or offer with respect to, or a transaction to effect, any Acquisition Proposal, (B) have any discussion with or provide any confidential information or data to any Person relating to an Acquisition Proposal, or engage in any negotiations concerning an Acquisition Proposal, or knowingly facilitate any effort or attempt to make or implement an Acquisition Proposal, (C) approve or recommend, or propose publicly to approve or recommend, any Acquisition Proposal or (D) approve or recommend, or propose to approve or recommend, or execute or enter into, any letter of intent, agreement in principle, merger agreement, acquisition agreement, option agreement or other similar agreement or propose publicly or agree to do any of the foregoing related to any Acquisition Proposal.

(b) For purposes of this Agreement, "Acquisition Proposal" means any inquiry, proposal or offer from any Person with respect to (A) any purchase of a business or asset of Parent and the Company that constitutes 15% or more of the net revenues, net income or assets of Parent and the Company, taken as a whole, (B) a merger, reorganization, share exchange, consolidation, business combination, recapitalization, liquidation, dissolution or similar transaction (other than a Permitted Transaction) involving Parent or any of its Significant Subsidiaries (as defined in Rule 1-02 of Regulation S-X of the SEC), or (C) any purchase or sale of, or tender or exchange offer for, the equity securities of Parent that, if consummated, would result in any Person (or the stockholders of such Person) beneficially owning securities representing 15% or more of the total voting power of Parent (or of the surviving parent entity in such transaction) or any of its Significant Subsidiaries, including any single or multi-step transaction or series of related transactions (other than a proposal or offer made by Buyer or an affiliate thereof or a Permitted Transaction).

(c) Notwithstanding anything in this Agreement to the contrary, Parent or its board of directors shall be permitted to (A) to the extent applicable, comply with Rule 14d-9 and Rule 14e-2 promulgated under the Exchange Act with regard to an Acquisition Proposal, (B) effect a Change in Parent Recommendation, or (C) engage in any discussions or negotiations with, or provide any information to, any Person in response to an unsolicited bona fide written Acquisition Proposal by any such Person in order to be informed with respect thereto in order to make any determination permitted in clause (B), if and only to the extent that, in any such case referred to in clause (B) or (C), (1) the Parent Stockholders Meeting shall not have occurred, (2) (x) in the case of clause (B) above, it has received an unsolicited bona fide written Acquisition Proposal (for purposes of this clause (2), references to "15% or more" in the definition of "Acquisition Proposal" shall be deemed to be references to "a majority") from a third party and its board of directors concludes in good faith that such Acquisition Proposal constitutes a Superior Proposal and (y) in the case of clause (C) above, its board of directors concludes in good faith that there is a reasonable likelihood that such Acquisition Proposal would constitute a Superior Proposal, (3) its board of directors, after consultation with outside counsel, determines in good faith that it is required to take such action in the exercise of its fiduciary duties to stockholders under applicable laws, (4) prior to providing any information or data to any Person in connection with an Acquisition Proposal by any such Person, its board of directors receives from such Person an executed confidentiality agreement having provisions that are at least as restrictive to such Person as the comparable provisions contained in the Confidentiality Agreement and (5) prior to providing any information or data to any Person or entering into discussions or negotiations with any Person, it notifies Buyer promptly of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with, it or any of its representatives indicating, in connection with such notice, the name of such Person and the material terms and conditions of any inquiries, proposals or offers, and furnishes to Buyer a copy of any such written inquiry, proposal or offer.  Parent agrees that it will promptly keep Buyer informed of the status and terms of any such inquiries, proposals or offers and the status and terms of any such discussions or negotiations.  Parent agrees that it will, and will cause its officers, directors and representatives to, immediately cease and cause to be terminated any activities, discussions or negotiations existing as of the date of this Agreement with any Persons conducted heretofore with respect to any Acquisition Proposal.  Parent agrees that it will use reasonable best efforts to promptly inform its directors, officers, key employees, agents and representatives of the obligations undertaken in this Section 8.8.  Nothing in this Section 8.8 shall (x) permit Parent to terminate this Agreement (except as specifically provided in Article XII) or (y) affect any other obligation of Parent under this Agreement.  Except as required by applicable Law or in compliance with Parent's bylaws with respect to properly submitted stockholder proposals, Parent shall not propose for consideration or submit for a vote at the Parent Stockholders Meeting any matter other than the proposal with respect to the transactions with Buyer contemplated by this Agreement without the prior written consent of Buyer.

(d) For purposes of this Agreement, "Superior Proposal" means a bona fide written proposal made by a Person other than Buyer which is (A) for (x) a purchase of all or substantially all of the assets of Parent or the Company, or (y) a merger, reorganization, consolidation, share exchange, business combination, recapitalization or similar transaction involving Parent (other than a Permitted Transaction) as a result of which the other Person thereto or its stockholders will own more than 50% of the combined voting power of the entity surviving or resulting from such transaction (or the ultimate parent entity thereof), and (B) is not subject to any financing contingency and is otherwise on terms which the board of directors of such party in good faith concludes (following receipt of the advice of its financial advisors and outside counsel), taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and the Person making the proposal, (x) would, if consummated, result in a transaction that is more favorable to its stockholders (in their capacities as stockholders), from a financial point of view, than the Transaction and (y) is reasonably capable of being completed.

(e) For purposes of this Agreement, "Permitted Transaction" means the acquisition by Parent of any Person, whether by merger or acquisition of assets, whereby Parent is the surviving entity and the net worth of Parent on a consolidated basis immediately following such merger or acquisition would be greater than such net worth immediately prior to such merger or acquisition; provided however that no Permitted Transaction shall (i) delay, interfere with or otherwise directly or indirectly restrain or prohibit, the consummation of the Transaction, or (ii) relate to the sale of or other transactions involving the Assets or the Business.

(f) Parent will promptly request all Persons who have heretofore executed a confidentiality agreement in connection with such Persons' consideration of making an Acquisition Proposal to return or destroy all confidential information heretofore furnished to such Persons by or on behalf of Parent, the Company or any Affiliate of any thereof, will enforce all obligations under such confidentiality agreements and will provide to Buyer copies of certificates from such Persons certifying the return or destruction of such confidential information.  At the Closing, Parent will assign, and cause the Company and each of its and their Affiliates, to assign, to Buyer all their rights under all confidentiality agreements relating to the sale of or other transactions involving the Business (or any portion thereof).

Section 8.9 Preparation of Proxy Statement.  Except to the extent the Parent Stockholders Meeting is not required pursuant to Section 8.10, the following provisions of this Section 8.9 shall apply:

As promptly as reasonably practicable following the date hereof, Parent shall prepare and file with the SEC proxy materials reasonably acceptable to Buyer relating to obtaining the Required Parent Vote (such proxy materials, and any amendments or supplements thereto, the "Proxy Statement").  Parent shall, within one business day after receipt thereof, provide Buyer copies of any written comments and advise Buyer of any oral comments with respect to the Proxy Statement received from the SEC.  Parent shall cooperate and provide Buyer with a reasonable opportunity to review and comment on any amendment or supplement to the Proxy Statement prior to filing such with the SEC, and will provide Buyer with a copy of all such filings made with the SEC.  Notwithstanding any other provision herein to the contrary, no amendment or supplement to the Proxy Statement to the extent relating to information on Buyer shall be made without the approval of Buyer, which approval shall not be unreasonably withheld or delayed.  Parent will cause the Proxy Statement to be mailed to Parent's stockholders as promptly as practicable after it has been cleared by the SEC.  The Proxy Statement shall conform to all applicable Laws.  Parent will advise Buyer, promptly after it receives notice thereof, of the time when the Proxy Statement is cleared by the SEC or any request by the SEC for amendment of the Proxy Statement.  If at any time prior to the Effective Time any information relating to Parent or any of its Affiliates, officers or directors, or the Transaction is discovered by Parent or Buyer which should be set forth in an amendment or supplement to the Proxy Statement so that any of such documents would not include any misstatement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the party which discovers such information shall promptly notify the other party hereto and, to the extent required by applicable Laws, an appropriate amendment or supplement describing such information shall be promptly filed with the SEC and disseminated to the stockholders of Parent.

Section 8.10 Stockholders Meeting.  Except to the extent that following the consummation of a Permitted Transaction, the approval of the Transaction by Parent shareholders is not required under applicable Law, as evidenced by opinion of counsel to Parent to that effect reasonably satisfactory to Buyer, Parent shall duly take all lawful action to call, give notice of, convene and hold a meeting of its stockholders as promptly as practicable in accordance with applicable Laws (the "Parent Stockholders Meeting") for the purpose of obtaining the Required Parent Vote and shall take all lawful action to solicit the Required Parent Vote; and the board of directors of Parent shall recommend approval of the Transaction by the stockholders of Parent as required by Section 10-1202 of the Arizona Revised Statutes (the "Parent Recommendation"), and shall not (i) withdraw (or propose to withdraw) the Parent Recommendation, (ii) modify or qualify (or propose to modify or qualify) in any manner adverse to Buyer the Parent Recommendation or (iii) take any action or make any statement in connection with the Parent Stockholders Meeting inconsistent with such recommendation (any of the actions described in clauses (i), (ii) or (iii), a "Change in Parent Recommendation"); provided, however, that the board of directors of Parent may make a Change in Parent Recommendation pursuant to Section 8.8.  Notwithstanding any Change in Parent Recommendation, this Agreement shall be submitted to the stockholders of Parent at the Parent Stockholders Meeting (unless the Parent Stockholders Meeting is not required as described in the first sentence of this Section 8.10) for the purpose of obtaining the Required Parent Vote and nothing contained herein shall be deemed to relieve Parent of such obligation.

Section 8.11 Power of Attorney with Respect to Assets.  Effective as of the Effective Time, the Company hereby constitutes and appoints Buyer the true and lawful attorney of the Company, with full power of substitution, in the name and on behalf of the Company but for the benefit of and at the sole cost and expense of Buyer, to institute and prosecute proceedings that Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Assets or the Assumed Liabilities, or to defend or compromise any Action in respect of any of the Assets or the Assumed Liabilities, and to take all such action in relation thereto as Buyer shall deem advisable.  The Company acknowledges that such powers will be coupled with an interest and will not be revocable by the Company for any reason.  Buyer will retain for its own account any amount collected as a result of any action taken pursuant to the foregoing powers.

Section 8.12 Receipt of Assets.  All assets, amounts and proceeds which are received (whether received in lock boxes, via wire transfer, by check or otherwise) or possessed by Parent, the Company or any Affiliate of any thereof at or after the Effective Time in respect of the Assets or the Assumed Liabilities will be received or possessed and held in trust for the benefit of Buyer and will be forthwith paid over to Buyer in the form so received or possessed (with any necessary endorsement).  Without limiting the generality of the foregoing, Parent and the Company will, and will cause each of their respective Affiliates to, wire transfer to an account designated by Buyer all payments in respect of accounts receivable which constitute Assets received by Parent, the Company or any Affiliate of any thereof within three business days after receipt thereof.  Effective as of the Effective Time, each of Parent and the Company, on behalf of itself and its respective Affiliates, hereby grants to Buyer the right and authority to endorse without recourse the name of the Company on any check or any other evidences of indebtedness or negotiable instruments received by Buyer on account of any accounts receivable or other Assets transferred to Buyer hereunder.

Section 8.13 Change of Corporate Name.  Parent and the Company acknowledge and agree that all of their rights in and to, and ownership of, the name "StarTrak Systems" and any names substantially similar thereto shall be transferred hereunder to Buyer.  From and after the Closing, Parent and the Company shall be prohibited from using the corporate name "StarTrak Systems", except as necessary to effect the change of the corporate name of the Company, to evidence that such change has occurred.  Promptly following the Closing, the Company shall have filed all documents with the appropriate governmental authorities in such states as the Company is so qualified and registered, to change the name of the Company to a name which does not contain the phrase "StarTrak Systems" or any other substantially similar words.

Section 8.14 Registration of Buyer’s Common Stock.  Buyer shall register Buyer’s common stock issuable to Parent pursuant to Sections 4.1(b)(vi),(vii) and (viii) as well as Buyer’s common stock issuable upon exercise of the conversion right set forth in the description of Buyer’s preferred stock to be issued pursuant to Section 4.1(b)(ix) under federal and applicable state securities laws in accordance with the registration rights agreement attached hereto as Exhibit D (the "Registration Rights Agreement").

Section 8.15 Restriction on Resale of Buyer’s Common Stock.  Without the prior written consent of Buyer, Parent shall not sell, dividend or otherwise distribute more than twelve and one half percent (12.5%) of the total number of shares of Buyer Stock received by Parent pursuant to Sections 4.1(b)(vi), (vii) and (viii) and 4.3 (including any shares delivered in respect of or based on the Earn-Out Amount to the extent actually delivered to Parent) in any month following the effective date of the Registration Statement to be filed by Buyer in accordance with the Registration Rights Agreement.  During the one (1) year period beginning on the Closing Date, Parent shall not propose or adopt a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of Parent (other than any such plan providing for Parent to be the surviving entity or providing for the surviving entity to assume all obligations of Parent under this Agreement).

Section 8.16 Certain Payments.

(a) Prior to the Closing Date, the Company shall pay to Buyer all past due amounts due to Buyer as of November 30, 2010 for telecommunication services rendered.

(b) Immediately prior to the assumption by STK Acquisition, LLC of the Anderson Loan Agreement, Parent and the Company shall or shall cause the other borrowers under the Anderson Loan Agreement to pay down the loan thereunder such that the outstanding principal amount is $3,900,000 and all fees and expenses are paid through the effective date of the assumption.

Section 8.17 Resolution of Intellectual Property Issues.  Prior to the Closing Date, the Company shall have entered into written agreements, in form and substance reasonably satisfactory to Buyer, with any Person who is an employee or former employee of the Company or Parent that owns or claims to own any right, title and interest in and to patents or patent applications shown on Schedule 6.8(a) and any other material Business Intellectual Property providing for the assignment of such Business Intellectual Property to Buyer at Closing or to the Company prior to Closing.

Section 8.18 Assets Owned by Parent.

(a) To the extent that any asset Related to the Business set forth on Schedule 8.18 is owned by Parent, Parent shall cause such asset to be sold, assigned, conveyed, transferred and delivered to Buyer pursuant to this Agreement under the same terms and conditions applicable to the Company if such asset were an Asset being transferred by the Company hereunder.  Any such asset owned by Parent will be deemed to constitute part of the Assets.

(b) In the event that any asset Related to the Business is discovered after the date hereof to be owned by Parent and such asset has not been transferred to Buyer hereunder at the Closing, Parent shall promptly notify Buyer of such asset and provide Buyer with a description thereof and Buyer shall within thirty (30) days of such notice either expressly assume such asset (an "Additional Asset"), in which case, the Additional Asset will be treated as if an Asset on the date hereof, or reject such asset, in which case, such asset shall not constitute an Asset and shall be deemed to be a Retained Asset.

ARTICLE IX

COVENANTS OF PARENT, THE COMPANY AND BUYER

Section 9.1 Advice of Changes.  Each of Parent and the Company, on the one hand, and Buyer, on the other hand, will give prompt notice to the other upon becoming aware of (i) the occurrence, or failure to occur, of any event or other development which would be likely to cause any representation or warranty of such party contained in any Transaction Document to be untrue or inaccurate in any respect and (ii) any failure on its part to comply with or satisfy in any respect any covenant, condition or agreement to be complied with or satisfied by it under any Transaction Document on or prior to the Closing Date.  The notifying party will use its commercially reasonable efforts to prevent or promptly remedy any matter which is or would be the subject of any such notice.  No notice pursuant to this Section 9.1 will be deemed to amend or otherwise modify or affect any representations or warranties, covenants, obligations, agreements or conditions set forth herein, amend any schedule hereto or limit or otherwise affect any available remedies.

Section 9.2 Public Announcements.  No press release or announcement concerning the Transaction will be issued by Parent or the Company without the prior consent of Buyer or by Buyer without the prior consent of Parent, except as such release or announcement may be required by law, rule or regulation or the listing requirements of any applicable stock exchange, in which case the Person required to make the release or announcement will allow the Person whose consent would otherwise be required reasonable time to comment on such release or announcement in advance of such issuance.

Section 9.3 Commercially Reasonable Efforts; Further Assurances.

(a) Parent and the Company will use its commercially reasonable efforts to cause to be fulfilled the conditions to the obligations of Buyer set forth in Section 11.1 and Buyer will use its commercially reasonable efforts to cause to be fulfilled the conditions to the obligations of Parent and the Company set forth in Section 11.2.

(b) From time to time, as and when requested by any party to this Agreement, the other parties will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, all such reasonable actions, as such other party may reasonably deem necessary or desirable to consummate the Transaction.

(c) Anything contained in this Agreement to the contrary notwithstanding, none of the parties to this Agreement or their Affiliates will be required to commence litigation or divest or hold separate any business or assets or limit or restrict its rights or ability to engage in any business or activity (other than pursuant to Section 8.7) in connection with the consummation of the Transaction.

Section 9.4 Post-Closing Access to Information.

(a) From and after the Closing, Buyer will make or cause to be made available to Parent and its agents and employees all business records and files constituting Assets (other than information which is legally privileged, subject to confidentiality obligations to third parties or the provision of which is prohibited by law) during regular business hours as may be reasonably necessary for (i) preparing tax returns and financial statements and responding to tax audits covering operations and transactions at or prior to the Effective Time, (ii) investigating, settling, preparing for the defense or prosecution of, defending or prosecuting any Action, (iii) preparing reports to stockholders and Government Entities or (iv) such other purposes for which access to such documents is reasonably necessary; provided, however, that access to such business records and files will not unnecessarily interfere with or adversely affect the normal operations of Buyer and its Subsidiaries and Affiliates and the reasonable out of-pocket expenses of Buyer incurred in connection therewith will be paid by Parent.

(b) From and after the Closing, Parent and the Company will make or cause to be made available to Buyer and its agents and employees all business records and files of Parent, the Company and their respective Affiliates related to the Business which do not constitute Assets (other than information which is legally privileged, subject to confidentiality obligations to third parties or the provision of which is prohibited by law) during regular business hours for the same purposes, to the extent applicable, as set forth in Section 9.4(a); provided, however, that access to such business records and files will not unnecessarily interfere with or adversely affect the normal operations of Parent, the Company and their Affiliates and the reasonable out of-pocket expenses of Parent, the Company and their Affiliates incurred in connection therewith will be paid by Buyer.

Section 9.5 Insurance.

(a) Rights in Insurance Policies.  Following the Effective Time, Buyer will have the right to (i) assert claims (and Parent will use and cause the Company and each of their respective Affiliates to use commercially reasonable efforts to assist Buyer in asserting claims) with respect to the Business under insurance policies of Parent and its Affiliates which are "occurrence basis" policies ("Occurrence Basis Policies") arising out of insured incidents occurring from the date coverage thereunder first commenced until the Effective Time to the extent that the terms and conditions of any such Occurrence Basis Policies so allow and (ii) continue to prosecute claims with respect to the Business asserted with the insurance carrier prior to the Closing (and Parent will use and cause the Company and each of their respective Affiliates to use reasonable best efforts to assist Buyer in connection therewith) under insurance policies of Parent and its Affiliates which are on a "claims made" basis ("Claims Made Policies") arising out of insured incidents occurring from the date coverage thereunder first commenced until the Effective Time to the extent that the terms and conditions of any such Claims Made Policies so allow, provided that Buyer shall reimburse Parent and its Affiliates for all of their reasonable out-of-pocket costs and expenses in connection with the foregoing.  All recoveries in respect of such claims shall be for the account of Buyer.

(b) Parent Actions.  Parent will not, and will cause the Company and each of their respective Affiliates not to, amend, commute, terminate, buy-out, extinguish liability under or otherwise modify any Occurrence Basis Policies or Claims Made Policies under which Buyer has rights to assert claims pursuant to Section 9.5(a) in a manner that would adversely affect any such rights of Buyer.  In the event Buyer consents to any such action, Parent will pay to Buyer its equitable share (based on the amount of premiums paid by or allocated to the Business in respect of the applicable policy) of any proceeds received by Parent or any of its Affiliates as a result of such action.

Section 9.6 Standard Procedure.  If applicable, pursuant to Rev. Proc. 2004-53, 2004-34 I.R.B. 320, Buyer and Parent (or the Company) shall report on a predecessor/successor basis in accordance with the "Standard Procedure" provided in Section 4 of such Revenue Procedure.

Section 9.7 Cash Management.

(a) Notwithstanding anything to the contrary contained in this Agreement, all bank, investment or similar accounts set forth on Schedule 9.7(a) (the "Transferred Bank Accounts") will constitute Assets and all other bank accounts of Parent, the Company or any of their respective Affiliates will constitute Retained Assets to the extent not included in the Final Closing Statement.

(b) From and after the Closing Date, Parent, the Company and their respective Affiliates will fund, without any right of reimbursement, all amounts in respect of checks and debit electronic fund transfers that are outstanding at the close of business on the Closing Date and presented for payment at or after the close of business on the Closing Date in bank, investment or similar accounts of Parent, the Company or any of their respective Affiliates with respect to such accounts (other than the Transferred Bank Accounts).

(c) From and after the Closing Date, subject to the following sentence, Buyer will fund all amounts in respect of checks and debit electronic fund transfers that are outstanding at the Effective Time and presented for payment at or after the close of business on the Closing Date in the Transferred Bank Accounts.  Within three (3) business days after Buyer's request, to the extent not included as a current liability in the Final Closing Statement, Parent will reimburse Buyer (by wire transfer to Buyer's bank account notified by Buyer to Parent) for all such amounts funded by Buyer in respect of checks or debit electronic funds transfers that are outstanding at the close of business on the Closing Date and presented for payment at or after the Effective Time in such Transferred Bank Accounts.

Section 9.8 IGS Proceeding.  The parties hereto agree that any Damages (including legal fees of outside counsel, settlement amounts and fees in securing an invalidity opinion) incurred or suffered by Buyer following the Closing in connection with the patent infringement action titled Innovative Global Systems LLC v. StarTrak Systems, LLC, et al. (Case No.: 6:10-CV-00327) and currently venued in the United States District Court for the Eastern District of Texas (the "IGS Proceeding") (any such Damages relating to the IGS Proceeding, "IGS Damages") shall be borne on an equal basis by Parent and the Company on the one hand, and Buyer on the other hand; provided however that Parent and the Company's liability for such IGS Damages shall not exceed the amounts held by the Escrow Agent pursuant to the Escrow Agreement.  Upon incurring or suffering any IGS Damages, Buyer shall direct the Escrow Agent to release to Buyer from the Escrow Property an amount equal to 50% of such IGS Damages pursuant to the Escrow Agreement.  Buyer will have no other recourse to Parent and the Company in the event amounts held in escrow pursuant to the Escrow Agreement are insufficient to cover claims by Buyer pursuant to Parent's and the Company's obligations under this Section 9.8.  Buyer will not consent to any settlement of the IGS Proceeding without Parent's prior written consent (which consent will not be unreasonably withheld), if such settlement would not provide for a royalty-free license or the release of the Company from all Liability with respect to activities by the Company or the Business prior to the Closing Date that are the subject matter of the IGS Proceeding.

Section 9.9 Fuel Sensor Warranty Claims.  The parties hereto agree that any out-of-pocket costs (excluding internal salaries of the Company’s or Buyer's employees) for warranty, replacement and repair-related costs (including third party labor costs) in connection with remediating the defective fuel sensors manufactured by or on behalf of Centroid Manufacturing and delivered to the Company prior to the Closing Date (any such costs, "Fuel Sensor Damages") expended by the Company, Parent, Buyer or the Business during the period March 1, 2011 to March 1, 2012 (the "Measurement Period") or accrued as a liability on the balance sheet of the Business shall be borne on an equal basis by Parent and the Company on the one hand, and Buyer on the other hand to the extent that the sum of (a) the aggregate of all product warranty, replacement and repair-related expenses of the Business (other than Fuel Sensor Damages) expended by the Company, Parent, Buyer or the Business or accrued as a liability on the balance sheet of the Business ("Non-Fuel Sensor Damages") and (b) the Fuel Sensor Damages actually expended by the Company, Parent, Buyer or the Business or accrued on the balance sheet of the Business during the Measurement Period (the "Aggregate Warranty Expenses") exceed $600,000; provided however that the Parent and the Company's liability for such Fuel Sensor Damages shall not exceed the amounts held by the Escrow Agent pursuant to the Escrow Agreement.  In the event that (i) Aggregate Warranty Expenses exceed $600,000 and (ii) the Business has incurred or suffered any Fuel Sensor Damages during the Measurement Period, but after the Effective Date, Buyer shall have the right to direct the Escrow Agent to release to Buyer from the Fuel Sensor Escrowed Shares an amount equal to 50% of such Fuel Sensor Damages (excluding the amount of Fuel Sensor Damages that when added to the Non-Fuel Sensor Damages, equals $600,000) pursuant to the Escrow Agreement.  Buyer will have no other recourse to Parent and the Company in the event amounts held in escrow pursuant to the Escrow Agreement are insufficient to cover claims by Buyer pursuant to Parent's and the Company's obligations under this Section 9.9.

ARTICLE X

EMPLOYMENT MATTERS

Section 10.1 Employment.

(a) Buyer will offer employment commencing as of the Effective Time, to such employees of the Company engaged primarily in the Business who are employed (including those who are actively employed or on leave or short term disability or other permitted absence from employment, but excluding those who are on layoff or long-term disability) immediately prior to the Effective Time and who are listed on Schedule 10.1(a) (which Schedule 10.1(a) may be amended after the date hereof to include such employees hired with the Consent of Buyer after the date hereof and prior to the Effective Time) that Buyer in its sole discretion shall determine on such terms and conditions as Buyer in its sole discretion shall determine; provided, however, that nothing contained in this Section 10.1 is intended to confer upon any Continued Employee any right to continued employment after evaluation by Buyer of its employment needs after the Effective Time.  Buyer shall provide immediately after the Effective Time to each Continued Employee compensation and employee benefits on such terms and conditions as Buyer in its sole discretion shall determine substantially comparable in the aggregate in all material respects to (i) the employee benefits provided by Buyer to its similarly situated employees immediately prior to the Effective Time, (ii) the employee benefits provided by the Company to such employee immediately prior to the Effective Time, or (iii) any combination of such benefits described in (i) and (ii) above as Buyer shall determine in its sole discretion; provided, however, that after the Effective Time, Buyer expressly reserves the right to amend, modify or terminate any employee benefit plan or program for or for the benefit of Continued Employees in accordance with the terms thereof and applicable law.

(b) Buyer will credit each Continued Employee with such employee's unused vacation days accrued by such employee with the Company prior to the Effective Time in accordance with the Company's personnel policies applicable to such employees on the date hereof, but in no event will any Continued Employee receive a credit hereunder in excess of the number of vacation days such employee was eligible to accrue in one calendar year under such policies (it being understood that the liability in respect of such accrued vacation days to be credited by Buyer will be included on the Closing Statement).

Section 10.2 Pension Plans.

(a) Parent/Company Retirement Plan.  Effective as of the Effective Time, each Continued Employee who participated in the Parent or Company Retirement Plan (the "Parent/Company Retirement Plan") immediately prior to the Effective Time shall cease to accrue benefits under the Parent/Company Retirement Plan and shall have a fully nonforfeitable right to such Continued Employee's benefit payable at normal retirement age under the Parent/Company Retirement Plan accrued as of the Effective Time.  None of Buyer or its Affiliates shall have or acquire any interest in or right with respect to any of the assets of the Parent/Company Retirement Plan, and Parent shall retain full power and authority with respect to the amendment and termination of the Parent/Company Retirement Plan and the investment and disposition of assets held in the Parent/Company Retirement Plan to the extent permitted by applicable law.  Parent will remain solely responsible for, and none of Buyer or its Affiliates will have any Liability under, relating to or arising out of the Parent/Company Retirement Plan.  Each Continued Employee shall be entitled to maintain such Continued Employee's accrued benefit under the Parent/Company Retirement Plan or receive a distribution of such Continued Employee's account balances under the Parent/Company Retirement Plan in accordance with the terms of the Parent/Company Retirement Plan and applicable law.

Section 10.3 Welfare Plans.

(a) Effective as of the Effective Time, Buyer will provide to each Continued Employee benefits under Buyer's "employee welfare benefit plans", as defined in Section 3(1) of ERISA, and other employee benefit welfare or fringe benefit arrangements (collectively, "Buyer Welfare Benefit Plans") that are substantially comparable in the aggregate in all material respects to (i) such benefits provided by Buyer to its similarly situated employees immediately prior to the Effective Time, (ii) such benefits provided by the Company to such employee immediately prior to the Effective Time, or (iii) any combination of such benefits described in (i) and (ii) above as Buyer shall determine in its sole discretion; provided, however, that after the Effective Time, Buyer expressly reserves the right to amend, modify or terminate any employee benefit, benefit plan or program for or for the benefit of Continued Employees in accordance with the terms thereof and applicable law.

(b) Parent, the Company or the Parent Welfare Benefit Plans will remain liable for, and pay, perform and discharge when due, all Liabilities relating to Continued Employees in respect of claims covered by the Parent Welfare Benefit Plans with respect to medical and retiree medical (including vision care and prescription drugs), hospitalization and dental services rendered or expenses incurred on or prior to the Closing Date (whether such claims are submitted prior to, on or after the Closing Date).  Buyer or the Buyer Welfare Benefit Plans will be liable for, and pay, perform and discharge when due, all Liabilities relating to Continued Employees in respect of claims covered by the Buyer Welfare Benefit Plans with respect to medical (including vision care and prescription drugs), hospitalization and dental services rendered or expenses incurred after the Closing Date.  Parent, the Company or the Parent Welfare Benefit Plans will remain liable for, and pay, perform and discharge when due, all Liabilities relating to Continued Employees in respect of claims covered by the Parent Welfare Benefit Plans with respect to all other employee welfare benefits (including travel, accident and short- and long-term disability) arising out of illnesses, injuries, accidents, events, actions, occurrences or conditions occurring or existing at or prior to the Closing Date (whether such claims are submitted prior to, on or after the Closing Date).

(c) Parent or the Company or the Parent Welfare Benefit Plans will remain liable and pay, perform and discharge, when due all Liabilities relating to employees and former employees of the Business who do not become Continued Employees, including with respect to claims relating to employee welfare benefits.

Section 10.4 Severance Benefits.  Parent will be responsible for and will pay when due all Liabilities in respect of any claim of any employee to whom Buyer offers employment pursuant to Section 10.1 and who does not accept such employment with Buyer, that such employee's employment has been terminated solely in conjunction with the transactions contemplated hereby.

Section 10.5 Relationship of the Parties; No Right to Continued Employment; Ability to Amend, Modify or Terminate Plans.

(a) Nothing in this Agreement shall be deemed or construed by the parties or any third party as creating the relationship of principal and agent, partnership or joint venture between the parties, it being understood and agreed that no provision contained herein, and no act of the parties, shall be deemed to create any relationship between the parties other than the relationship set forth herein.

(b) Nothing contained in this Agreement shall confer on any Continued Employee any right to continued employment with Buyer.

(c) Nothing in this Agreement shall be deemed or construed to limit or otherwise affect the power reserved to Buyer under any Plan established or maintained by Buyer to subsequently amend, modify or terminate such Plan at any time for any reason.

(d) COBRA.  Parent and the Company will be solely responsible and liable for satisfying the continuation coverage requirements for group health plans under Part 6 of Subtitle B of Title I of ERISA and Section 4980B of the Code ("COBRA") for all former employees of the Business (and their respective beneficiaries and dependents) who are receiving COBRA continuation coverage as of the Effective Date as set forth in Schedule 10.5.(d) (the "COBRA Employees") and Buyer will be solely responsible and liable for satisfying the continuation COBRA coverage requirements for Continued Employees (and their respective beneficiaries and dependents) who are entitled to elect such coverage on account of a qualifying event occurring after the Effective Time.

(e) No Duplication of Benefits.  It is the understanding of the parties that this Section 10.5 shall be construed and applied without duplication of benefits to any Continued Employees, in order to avoid any such employee simultaneously enjoying coverage of the accrual of benefits under comparable plans of both Parent or the Company, on the one hand, and Buyer on the other hand.

(f) Taxes with Respect to Continuing Employees.  Notwithstanding anything to the contrary in this Article X, Buyer is not assuming or otherwise agreeing to pay any liability for Taxes with respect to a Continuing Employee that accrued or was otherwise incurred or withheld on or prior to the Effective Time, except as shown on the Final Closing Statement.

                                                                                                                          ARTICLE XI

CONDITIONS TO CLOSING

Section 11.1 Conditions to Obligations of Buyer.  The obligations of Buyer to effect the Transaction are subject to the satisfaction or waiver by Buyer at or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties set forth in Articles V and VI: (i) shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which representations and warranties shall be true and correct in all respects) as of the date hereof; and (ii) shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date as if made on such date (except where such representations and warranties are by their express terms made as of a specific date, in which case such representations and warranties shall be true and correct as of such specific date).

(b) Performance of Obligations of Parent and the Company.  Each and all of the covenants and agreements of Parent and the Company to be performed or complied with pursuant to the Transaction Documents on or prior to the Closing Date shall have been fully performed and complied with in all material respects.

(c) No Injunctions or Restraints.  No Law enacted, entered, enforced, promulgated, issued or deemed applicable to the Transaction or any other action taken by any court or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the Transaction shall be in effect.

(d) Parent Stockholders Approval.  Parent shall have obtained the Required Parent Vote (unless the Parent Stockholders Meeting is not required pursuant to Section 8.10).

(e) Litigation.  No Action shall be pending or have been threatened which (i) is reasonably likely to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the Transaction or to result in material damages in connection with the Transaction, (ii) seeks to prohibit ownership or operation by Buyer of all or a portion of the Business or the Assets or all or a portion of the businesses or assets of Buyer or any of its Affiliates or to compel Buyer to dispose of or hold separately all or any portion of the Business or the Assets or all or a portion of the business or assets of Buyer or any of its Affiliates as a result of the Transaction, (iii)  cause the Transaction to be rescinded following consummation, or (iv) impose any material Liability on Buyer or any of its Affiliates as a result of the Transaction.

(f) Laws.  There shall not exist or have been enacted, entered, enforced, promulgated or deemed applicable to the Transaction any Law or any other action taken by any court or other Governmental Entity that has resulted or could reasonably be expected to result, directly or indirectly, in any of the consequences referred to in Section 11.1(e).

(g) No Material Adverse Change.  There shall not exist any condition, circumstance or state of facts, and there shall not have been (or reasonably be expected to occur) any event, occurrence, change, development or circumstance, which has had or could reasonably be expected to have a Material Adverse Effect with respect to Parent or the Company.

(h) Consents.  All material Consents and orders of all Persons (including Governmental Entities) required to be obtained prior to the Closing in connection with the execution, delivery and performance of the Transaction Documents by each of Parent and the Company or the consummation of the Transaction shall have been obtained and shall be in full force and effect, including all Consents set forth on Schedule 11.1(h).

(i) Operating Software.  The Company shall have assigned to Buyer, at the Closing, all rights of the Company under the ST Wireless Agreement.

(j) Parent's Certificate.  Parent and the Company shall have executed and delivered to Buyer a certificate dated the Closing Date, in a form reasonably acceptable to Buyer, executed by an officer of Parent and the Company, certifying to the fulfillment and satisfaction of the conditions specified in Sections 11.1(a), 11.1(b), 11.1(g) and 11.1(h).

(k) Closing Certificate.  Buyer shall be reasonably satisfied that the amounts set forth on the Closing Certificate are true and correct.

(l) Estimated Net Working Capital Amount.  Buyer shall be reasonably satisfied with the accuracy of the Estimated Closing Statement delivered by the Company pursuant to Section 4.6(a) and the Estimated Net Working Capital Amount.

(m) Release of Liens.  Parent and the Company shall have delivered to Buyer appropriate written pay-off and termination letters from the lenders and other creditors of the Company, in form and substance reasonably satisfactory to Buyer, necessary to obtain good, valid and marketable title to the Assets free and clear of all Liens.

(n) Anderson Loan Agreement.  STK Acquisition, LLC shall have assumed all of the rights of the Anderson Trust as lender, under the Anderson Loan Agreement pursuant to the Anderson Assignment and Assumption Agreement.

(o) Anderson Note Guaranty.  The Anderson Trust shall have executed and delivered to Buyer, the Secured Promissory Note, the Anderson Security Agreement and the Anderson Note Guaranty.

(p) Name Change.  The Company shall have delivered to Buyer all documents and instruments necessary to amend its certificate of incorporation, operating agreement or by-laws (or other similar governing documents), as applicable, to change its name to a name that does not contain the words "StarTrak Systems" or any substantially similar words.

(q) New Jersey Bulk Transfer Laws.  Buyer is in receipt of a direction letter from the Director of the Division of Taxation of New Jersey as contemplated under Section 15.8.

(r) Opinion.  Parent shall have delivered to Buyer an opinion of counsel in the form attached hereto as Exhibit F.

(s) Intellectual Property Rights.  All rights, title and interest in and to the Business Intellectual Property not held in the name of the Company (other than any Business Intellectual Property licensed to the Company and set forth on Schedule 6.8(b)) shall have been assigned to Buyer at Closing and any patents included in such Business Intellectual Property not previously abandoned thereby assigned shall be in good standing.

Section 11.2 Conditions to Obligations of Parent and the Company.  The obligations of Parent and the Company to effect the Transaction are subject to the satisfaction or waiver by Parent at or prior to the Closing Date of each of the following conditions:

(a) Representations and Warranties.  The representations and warranties of Buyer set forth in Article VII: (i) shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which representations and warranties shall be true and correct in all respects) as of the date hereof; and (ii) shall be true and correct in all material respects (except for representations and warranties which are by their terms qualified by materiality, which representations and warranties shall be true and correct in all respects) at and as of the Closing Date as if made on such date (except where such representations and warranties are by their express terms made as of a specific date, in which case such representations and warranties shall be true and correct as of such specific date).

(b) Performance of Obligations of Buyer.  Each and all of the covenants and agreements of Buyer to be performed or complied with pursuant to the Transaction Documents on or prior to the Closing Date shall have been fully performed and complied with in all material respects.

(c) No Injunctions or Restraints.  No Law enacted, entered, enforced, promulgated, issued or deemed applicable to the Transaction or any other action taken by any court or other Governmental Entity or other legal restraint or prohibition preventing the consummation of the Transaction shall be in effect.

(d) Parent Stockholders Approval.  Parent shall have obtained the Required Parent Vote (unless the Parent Stockholders Meeting is not required pursuant to Section 8.10).

(e) Litigation.  No Action shall be pending or have been threatened which (i) is reasonably likely to make illegal, or to delay or otherwise directly or indirectly restrain or prohibit, the consummation of the Transaction or to result in material damages in connection with the Transaction, (ii) seeks to prohibit ownership or operation by Buyer of all or a portion of the Business or the Assets, (iii)  cause the Transaction to be rescinded following consummation, or (iv) impose any material Liability on Parent or the Company or any of its Affiliates as a result of the Transaction.

(f) Laws.  There shall not exist or have been enacted, entered, enforced, promulgated or deemed applicable to the Transaction any Law or any other action taken by any court or other Governmental Entity that has resulted or could reasonably be expected to result, directly or indirectly, in any of the consequences referred to in Section 11.2(e).

(g) No Material Adverse Change.  There shall not exist any condition, circumstance or state of facts, and there shall not have been (or reasonably be expected to occur) any event, occurrence, change, development or circumstance, which has had or could reasonably be expected to have a Material Adverse Effect with respect to Buyer.

(h) Buyer's Certificate.  Buyer shall have executed and delivered to Parent a certificate dated the Closing Date, in a form reasonably acceptable to Parent, executed by an officer of Buyer, certifying to the fulfillment and satisfaction of the conditions specified in Sections 11.2(a), 11.2(b) and 11.2(g).

(i) Opinion.  Buyer shall have delivered to Parent an opinion of counsel in the form attached hereto as Exhibit G.

ARTICLE XII

TERMINATION

Section 12.1 Termination.  This Agreement may be terminated at any time prior to the Closing Date:

(a) by the mutual written agreement of Buyer and Parent and the Company;

(b) by written notice by Buyer to Parent and the Company or by Parent and the Company to Buyer, if the Closing Date shall not have occurred on or before June 30, 2011, except that neither Buyer, on the one hand, nor Parent and the Company, on the other hand, may so terminate this Agreement if the absence of such occurrence is due to the breach by Buyer, on the one hand, or Parent or the Company, on the other hand, of any of its representations, warranties, covenants or agreements under this Agreement or any other Transaction Document;

(c) by written notice by Buyer to Parent and the Company or by Parent and the Company to Buyer, if there shall be any law that makes consummation of the Transaction illegal or otherwise prohibited or if any court of competent jurisdiction or other Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the Transaction, and such order, decree, ruling or other action shall not be subject to appeal or shall have become final and unappealable;

(d) by written notice by Buyer to Parent and the Company, if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Parent or the Company set forth in this Agreement, or if any representation or warranty of Parent or the Company set forth in this Agreement shall have become untrue, in any such case such that the conditions set forth in Section 11.1(a) or Section 11.1(b), as the case may be, would not be satisfied as of such time, provided that if such breach is curable by Parent or the Company prior to June 30, 2011 through the exercise of Parent's or the Company's commercially reasonable efforts, then for so long as Parent or the Company continues to exercise such commercially reasonable efforts to cure the same, Buyer may not terminate this Agreement pursuant to this Section 12.1(d);

(e) by written notice by Parent and the Company to Buyer, if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement, or if any representation or warranty of Buyer set forth in this Agreement shall have become untrue, in any such case such that the conditions set forth in Section 11.2(a) or Section 11.2(b), as the case may be, would not be satisfied as of such time, provided that if such breach is curable by Buyer prior to June 30, 2011 through the exercise of its commercially reasonable efforts, then for so long as Buyer continues to exercise such commercially reasonable efforts to cure the same, Parent and the Company may not terminate this Agreement pursuant to this Section 12.1(e);

(f) by written notice by Parent and the Company to Buyer or by Buyer to Parent and the Company if the Required Parent Vote shall not have been obtained upon the taking of such vote at a duly held meeting of stockholders of Parent or at any adjournment thereof; or

(g) by written notice by Buyer to Parent and the Company if (i) other than circumstances under which the Parent Stockholders Meeting is not required pursuant to Section 8.10, Parent's board of directors shall have (A) failed to make the Parent Recommendation or (B) made a Change in Parent Recommendation (or resolved or proposed to take any such action referred to in clause (A) or (B)), in each case whether or not permitted by the terms hereof, or (ii) Parent shall have breached its obligations under this Agreement (x) contained in Section 8.8 or (y) by reason of a failure to call the Parent Stockholders Meeting in accordance with Section 8.10 or a failure to prepare and mail to its stockholders the Proxy Statement in accordance with Section 8.9 (other than circumstances under which the Parent Stockholders Meeting is not required pursuant to Section 8.10).

Section 12.2 Effect of Termination.

(a) In the event of the termination of this Agreement pursuant to Section 12.1, this Agreement (other than with respect to the last sentence of Section 8.2, Section 9.2, this Section 12.2 and Article XV, which shall continue in effect) shall thereafter become void and have no effect, without any liability on the part of any party or its Affiliates or Representatives in respect thereof, except that nothing herein will relieve any party from liability for any breach of this Agreement or any other Transaction Document.

(b) If after the date of this Agreement:

(i) Buyer shall terminate this Agreement pursuant to Section 12.1(g); or

(ii)  (A) an Acquisition Proposal shall have been made to Parent or the Company, or any Person shall have announced (or otherwise made known to the board of directors of Parent) an intention (whether or not conditional) to make an Acquisition Proposal, and (B) following the occurrence of an event described in the preceding clause (A), this Agreement shall have been terminated by Buyer or Parent and the Company pursuant to Section 12.1(b) or Section 12.1(d), and (C) within twelve (12) months of the date this Agreement is terminated as described in the preceding clause (B), Parent or the Company enters into one or more definitive acquisition agreements with respect to, or consummates a transaction contemplated by, any Acquisition Proposal then, in any such event under clause (i) or (ii) of this Section 12.2(b), Parent shall promptly, but in no event later than one business day after (A) in the case of clause (i), the date of such termination or (B) in the case of clause (ii), the date Parent or the Company enters into such agreement with respect to or consummates such Acquisition Proposal), pay Buyer, by wire transfer of immediately available funds to an account designated by Buyer, an amount equal to the sum of $500,000 plus an amount equal to the sum of Buyer Expenses, provided that such amount payable to Buyer in respect of Buyer Expenses shall not exceed $250,000.

(c) The parties acknowledge that the agreements contained in this Section 12.2 are an integral part of the transactions contemplated by this Agreement, and that, without these agreements, Buyer would not enter into this Agreement; accordingly, if Parent fails promptly to pay any amount due pursuant to this Section 12.2, and, in order to obtain such payment, Buyer commences a suit which results in a judgment against Parent for the payment of the amounts set forth in this Section 12.2, Parent shall pay to Buyer its costs and expenses (including attorneys' fees and expenses) in connection with such suit, together with interest on the amounts payable pursuant to this Section 12.2 from the date such payment is required to be made until the date such payment is actually made (calculated based on actual days elapsed in a 365-day year) at a rate of 10% per annum.  The parties agree that any remedy or amount payable pursuant to this Section 12.2 shall not preclude any other remedy or amount payable hereunder, and shall not be an exclusive remedy, for any breach of any provision of this Agreement.

ARTICLE XIII

SURVIVAL

Section 13.1 Survival.

(a) The representations and warranties of Parent and the Company contained in Article VI (other than Sections 6.3, 6.7, 6.8, 6.12 and 6.22) and of Buyer contained in Article VII (other than Section 7.7) will survive the execution and delivery of this Agreement, the consummation of the Transaction and the Closing Date and will continue in full force and effect until eighteen (18) months after the Closing Date and then terminate and expire with respect to any theretofore unasserted claims arising out of or otherwise in respect of any breach or inaccuracy of such representations and warranties.

(b) The representations and warranties of Parent and the Company contained in Sections 6.7, 6.8, 6.12 and 6.22 will survive the execution and delivery of this Agreement, the consummation of the Transaction and the Closing Date and will continue in full force and effect until the expiration of all applicable statutes of limitation (giving effect to any extensions thereof) and then terminate and expire with respect to any theretofore unasserted claims arising out of or otherwise in respect of any breach or inaccuracy of such representations and warranties.

(c) The representations and warranties of Parent contained in Article V and of Parent and the Company contained in Section 6.3 and of Buyer contained in Section 7.7 will survive the execution and delivery of this Agreement, the consummation of the Transaction and the Closing Date without time limitation.

ARTICLE XIV

INDEMNIFICATION

Section 14.1 Indemnification by Parent and the Company.  Parent and the Company shall, severally and jointly, indemnify, defend and hold harmless Buyer and its Affiliates and their respective Representatives (collectively, the "Buyer Group") from and against, and pay or reimburse, as the case may be, the Buyer Group for, any and all Damages, as incurred, suffered by Buyer or any other member of the Buyer Group directly or indirectly based upon, arising out of or otherwise relating to or in respect of:

(a) any breach or inaccuracy of any representation or warranty contained in Article V or Article VI on the date of this Agreement or on the Closing Date;

(b) any breach of any covenant or agreement of Parent or the Company contained in any Transaction Document;

(c) the Retained Assets;

(d) the Retained Liabilities (including any Liability which is not an Assumed Liability that may become a Liability of Buyer by statute, regulation, common law or otherwise and the failure by Parent, the Company or any Affiliate of any thereof to pay, perform or otherwise discharge any Retained Liabilities in accordance with their terms) or the assertion against any member of the Buyer Group of any such Liability; or

(e) any Liability for and in respect of (i) Taxes of Parent, the Company and their respective Affiliates, including such Taxes arising in connection with the consummation of the transactions contemplated hereby, and (ii) Taxes relating to the Business, the Assets or the Assumed Liabilities for periods (or portions thereof) ending on or before the Closing Date in excess of Taxes included on the Final Closing Statement (in the case of any period that includes but does not end on the Closing Date, the amount of Taxes attributable to the portion ending on the Closing Date shall be based on the interim closing of the books basis, except for periodic Taxes (such as property Taxes) which should be allocated on a daily pro ration basis).

Section 14.2 Indemnification by Buyer.  Buyer shall indemnify, defend and hold harmless Parent, the Company and their respective Affiliates and their respective Representatives (collectively, the "Parent Group") from and against, and pay or reimburse, as the case may be, the Parent Group for, any and all Damages, as incurred, suffered by Parent or any other member of the Parent Group directly or indirectly based upon, arising out of or otherwise in any way relating to or in respect of:

(a) any breach or inaccuracy of any representation or warranty contained in Article VII on the date of this Agreement or on the Closing Date;

(b) any breach of any covenant or agreement of Buyer contained in any Transaction Document; or

(c) the Assumed Liabilities (including the failure by Buyer to pay, perform or otherwise discharge any Assumed Liabilities in accordance with their terms) or the assertion against any member of the Parent Group of any Assumed Liability.

Section 14.3 Procedures for Indemnification.

(a) If a claim or demand is made against an Indemnitee by any Person who is not a party to this Agreement (and who is not an Affiliate of a party to this Agreement) as to which a party (the "Indemnifying Party") may be obligated to provide indemnification pursuant to this Agreement (a "Third Party Claim"), such Indemnitee will notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim reasonably promptly after becoming aware of such Third Party Claim; provided, however, that failure to give any such notification will not affect the indemnification provided hereunder except to the extent the Indemnifying Party shall have demonstrated that it has been actually prejudiced as a result of such failure.

(b) If a Third Party Claim is made against an Indemnitee and the Indemnifying Party unconditionally and irrevocably acknowledges in writing its obligation to indemnify the Indemnitee therefor, the Indemnifying Party will be entitled to assume the defense thereof (at the expense of the Indemnifying Party) with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee.  Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof as long as the Indemnifying Party diligently conducts such defense; provided that, if (i) in any Indemnitee's reasonable judgment a conflict of interest exists in respect of such claim or (ii) any Indemnifying Party fails to provide reasonable assurance to the Indemnitee (upon request of the Indemnitee) of such Indemnifying Party's financial capacity to defend such Third Party Claim and provide indemnification with respect thereto, such Indemnitee will have the right to employ separate counsel to represent such Indemnitee and in that event the reasonable fees and expenses of such separate counsel will be paid by such Indemnifying Party.  If the Indemnifying Party assumes the defense of any such Third Party Claim, each Indemnitee will have the right to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Party.  The Indemnifying Party will be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense thereof or failed to diligently conduct the defense thereof, or if it does not expressly elect to, or is not entitled to, assume the defense thereof (including, in the case of a failure of the Indemnifying Party to acknowledge its indemnification obligation as aforesaid).  If the Indemnifying Party assumes the defense of any such Third Party Claim, the Indemnifying Party will promptly supply to the Indemnitee copies of all correspondence and documents relating to or in connection with such Third Party Claim and keep the Indemnitee fully informed of all developments relating to or in connection with such Third Party Claim (including, without limitation, providing to the Indemnitee on request updates and summaries as to the status thereof).  If the Indemnifying Party is entitled to and chooses to defend a Third Party Claim, at the request of the Indemnifying Party all the Indemnitees will reasonably cooperate with the Indemnifying Party in the defense thereof (such cooperation to be at the expense, including reasonable legal fees and expenses, of the Indemnifying Party).

(c) Notwithstanding anything to the contrary contained herein, no Indemnifying Party will consent to any settlement, compromise or discharge (including the consent to entry of any judgment) of any Third Party Claim without the Indemnitee's prior written consent; provided, however, that, without limiting the Indemnitee's rights set forth in this sentence, the Indemnitee may refuse to agree to any settlement, compromise or discharge (w) that does not obligate the Indemnifying Party to pay the full amount of Damages in connection with such Third Party Claim, (x) that does not provide for the unconditional and irrevocable release of the Indemnitee and its Affiliates (pursuant to a release which is reasonably satisfactory to the Indemnitee) completely from all Liability in connection with such Third Party Claim, (y) that provides for injunctive or other nonmonetary relief affecting the Indemnitee or any of its Affiliates or (z) that, in the reasonable opinion of the Indemnitee, would otherwise adversely affect the Indemnitee or any of its Affiliates.  If each Indemnifying Party unconditionally and irrevocably acknowledges in writing its obligation to indemnify the Indemnitee for a Third Party Claim and is entitled to assume, and is diligently conducting, the defense thereof, the Indemnitee will not (unless required by law) admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party's prior written consent (which consent will not be unreasonably withheld).

(d) Any claim on account of Damages which does not involve a Third Party Claim shall be asserted by written notice given by the Indemnitee to the Indemnifying Party from whom such indemnification is sought.  The failure by any Indemnitee so to notify the Indemnifying Party will not relieve the Indemnifying Party from any liability which it may have to such Indemnitee under this Agreement, except to the extent that the Indemnifying Party shall have demonstrated that it has been actually prejudiced as a result of such failure.

Section 14.4 Certain Rights and Limitations.

(a) No monetary amount shall be payable by Parent or the Company to any member of the Buyer Group with respect to the indemnification of any claims pursuant to Section 14.1(a) with respect to representations and warranties contained in Article VI (other than Sections 6.3, 6.7 and 6.22) until the aggregate amount of Damages actually incurred by the Buyer Group with respect to such claims exceeds $75,000 in the aggregate, in which event Parent and the Company shall be responsible for the excess amount of such Damages.  No monetary amount shall be payable by Buyer to any member of the Parent Group with respect to the indemnification of any claims pursuant to Section 14.2(a) with respect to representations and warranties contained in Article VI I (other than Section 7.5) until the aggregate amount of Damages actually incurred by the Parent Group with respect to such claims exceeds $75,000 in the aggregate, in which event Buyer shall be responsible for the excess amount of such Damages.

(b) No monetary amount shall be payable by Parent or the Company to any member of the Buyer Group with respect to the indemnification of any claims pursuant to Section 14.1(a) with respect to representations and warranties contained in Article VI (other than Sections 6.3, 6.7 and 6.22) once the aggregate amount of Damages actually paid to the Buyer Group with respect to such claims is equal to (i) one-half of the total aggregate value of the consideration to be paid by Buyer under this Agreement if Parent or the Company had no knowledge, as of the Closing, of the breach of warranty or representation for which indemnification is sought; or (ii) the total aggregate value of the consideration to be paid by Buyer under this Agreement if Parent or the Company had knowledge, as of the Closing, of the breach of warranty or representation for which indemnification is sought.  No monetary amount shall be payable by Buyer to any member of the Parent Group with respect to the indemnification of any claims pursuant to Section 14.2(a) with respect to representations and warranties contained in Article VII (other than Section 7.5) once the aggregate amount of Damages actually paid to the Parent Group with respect to such claims is equal to (i) one-half of the total aggregate value of the consideration to be paid by Buyer under this Agreement if Buyer had no knowledge, as of the Closing, of the breach of warranty or representation for which indemnification is sought; or (ii) the total aggregate value of the consideration to be paid by Buyer under this Agreement if Buyer had knowledge, as of the Closing, of the breach of warranty or representation for which indemnification is sought.

(c) The amount of Damages for which indemnification is provided under this Agreement will be (i) increased to take account of any Tax cost incurred (grossed up for such increase) by the Indemnified Party arising from the receipt of indemnity payments hereunder (unless such indemnity payment is treated as an adjustment to the purchase price for tax purposes) and (ii) reduced to take account of any Tax benefit realized by the Indemnified Party arising from the incurrence or payment of any such Damages.  In computing the amount of any such Tax cost or Tax benefit, the Indemnified Party will be deemed to be subject to the applicable Federal, state, local and/or local country income taxes at the maximum statutory rate then in effect.  Any indemnity payment made pursuant to this Agreement will be treated as an adjustment to the purchase price for Tax purposes unless a determination (as defined in Section 1313 of the Code) or a similar event under foreign Tax Law with respect to the Indemnified Party causes any such payment not to constitute an adjustment to the purchase price for United States Federal income tax purposes or foreign Tax purposes, as the case may be.

(d) The rights and remedies of any party hereto based upon, arising out of or otherwise in respect of any inaccuracy or breach of any representation, warranty, covenant or agreement or failure to satisfy any condition shall in no way be limited by the fact that the act, omission, occurrence or other state of facts upon which any claim of any such inaccuracy, breach or failure is based may also be the subject matter of any other representation, warranty, covenant, agreement or condition as to which there is or is not an inaccuracy, breach or failure to satisfy.

Section 14.5 Termination of Indemnification Obligations.  The obligations of each party to indemnify, defend and hold harmless Indemnitees (a) pursuant to Sections 14.1(a) and 14.2(a), shall terminate when the applicable representation or warranty expires pursuant to Article XIII, (b) pursuant to Sections 14.1(b), 14.1(e) and 14.2(b), shall terminate upon the expiration of all applicable statutes of limitation (giving effect to any extensions thereof), and (c) pursuant to Sections 14.1(c) and (d) and Section 14.2(c), shall continue without time limitation and shall not terminate at any time; provided, however, that as to each of clauses (a) and (b) above, such obligations to indemnify, defend and hold harmless shall not terminate with respect to any individual item as to which the Indemnitee shall have, before the expiration of the applicable period, made a claim by delivering a notice (stating in reasonable detail the basis of such claim) to the Indemnifying Party.

Section 14.6 Waiver.  The waiver of any condition based on the accuracy of any representation or warranty pursuant to any Transaction Document, or on the performance of or compliance with any covenant, agreement or obligation pursuant to any Transaction Document, will not affect any right to indemnification, payment of Damages or other remedy based on such representations, warranties, covenants, agreements or obligations.

Section 14.7 Exclusive Remedies.  Except for remedies that cannot be waived as a matter of Law, claims of fraud or intentional breach or misrepresentation and injunctive relief (including specific performance), the remedies provided in this Article XIV shall be the exclusive remedies after the Closing of the parties hereto and their respective heirs, successors and permitted assigns with respect to any breach of any representation, warranty, covenant or agreement contained in this Agreement.

ARTICLE XV

GENERAL PROVISIONS

Section 15.1 Assignment.  No party to this Agreement will convey, assign or otherwise transfer any Transaction Document or any of its rights or obligations under any Transaction Document without the prior written consent of Parent (in the case of an assignment by Buyer) or of Buyer (in the case of an assignment by Parent or the Company), except that Buyer may (without obtaining any consent) assign its rights, interests or obligations under any Transaction Documents, in whole or in part, to any successor to all or any portion of its business or to any Affiliate of Buyer, provided, however, no assignment shall relieve Buyer of its obligations to issue its stock as set forth herein.  Any conveyance, assignment or transfer requiring the prior written consent of Parent or Buyer which is made without such consent will be void ab initio.  No assignment of this Agreement will relieve the assigning party of its obligations hereunder.

Section 15.2 Parties in Interest.  This Agreement is binding upon and is for the benefit of the parties hereto and their respective successors and permitted assigns.  This Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement, except that members of the Buyer Group and the Parent Group will be entitled to the rights to indemnification provided to the Buyer Group and the Parent Group, respectively, hereunder.

Section 15.3 Amendment.  This Agreement may not be amended, modified or supplemented except by a written agreement executed by Buyer, the Company and Parent.

Section 15.4 Waiver; Remedies.  Any term or condition of this Agreement may be waived at any time by the party or parties hereto entitled to the benefit thereof, but only if such waiver is evidenced by a writing signed by such party.  No failure or delay on the part of Buyer, the Company, or Parent in exercising any right, power or privilege under any Transaction Document will operate as a waiver thereof, nor will any waiver on the part of any party of any right, power or privilege under any Transaction Document operate as a waiver of any other right, power or privilege under any Transaction Document, nor will any single or partial exercise of any right, power or privilege thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege under any Transaction Document.  Except as set forth in Section 14.7, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties may otherwise have at law or in equity.

Section 15.5 Effect of Investigation.  All representations, warranties, covenants and agreements made by Parent or the Company in this Agreement or in any other Transaction Document shall not be affected or deemed waived by (i) any investigation made by or on behalf of Buyer, or (ii) knowledge obtained (or capable of being obtained) as a result of such investigation or otherwise.

Section 15.6 Fees and Expenses.  Each of Parent and the Company, on the one hand, and Buyer, on the other hand, will pay without right of reimbursement from the other, all of their respective costs and expenses incident to the performance of their respective obligations hereunder, including the fees and disbursements of counsel, accountants, experts and consultants employed by the respective parties in connection with the Transaction, whether or not the Transaction is consummated; provided that this Section 15.6 shall not limit any Person's right to recover Damages pursuant to Article XIV or for any breach of this Agreement.

Section 15.7 Notices.  All notices, requests, claims, demands and other communications required or permitted to be given under any Transaction Document shall be in writing and will be delivered by hand or telecopied, e-mailed or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, when e-mail confirmation is received if delivered by e-mail, or three business days after being so mailed (one business day in the case of express mail or overnight courier service).  All such notices, requests, claims, demands and other communications will be addressed as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice in accordance with this Section 15.7:

(a)   If to Buyer:

ORBCOMM Inc.
2115 Linwood Avenue
Suite 100
Fort Lee, NJ 07024

Attention:                      Christian G. LeBrun, Esq.
Telecopy:                      (703) 433-6400
E-mail:                             lebrun.chris@orbcomm.com

with a copy to:

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York 10112

Attention:                      Sey-Hyo Lee
Telecopy:                      (212) 541-5369
E-mail:                            shlee@chadbourne.com

(b)   If to Parent or the Company:

Alanco Technologies, Inc.
15575 North 83rd Way, Suite 3
Scottsdale, Arizona 85260

Attention:                      Chief Financial Officer
Telecopy:                      (480) 607-1515
E-mail:                             john@alanco.com

with a copy to:

Steven P. Oman, Esq.
8664 E. Chama Road
Scottsdale, Arizona 85255

Telecopy:                      (480) 348-1471
E-mail:                            soman@omanlaw.net

Section 15.8 Compliance With Bulk Transfer Laws.  The parties hereto agree to fully comply with the bulk transfer laws applicable to the transactions contemplated hereby contained in N.J.S.A. 54:50-38 (the "NJ Bulk Transfer Laws").  To comply with the NJ Bulk Transfer Laws, the parties hereto agree as follows:

(a) Buyer shall have the right to file any requisite notices with the State of New Jersey Division of Taxation at least 10 days prior to the Closing Date, provided that Parent and the Company shall cooperate in connection with such compliance and shall provide all information necessary for Buyer to complete any such notices, including the completion and filing of the Asset Transfer Tax Declaration Form (Form TTD).

(b) If the Director of the Division of Taxation of New Jersey (the "Director") informs Buyer that a possible claim for Taxes, including any interest and penalties thereon, exists (the “Tax Claim”) and the maximum amount thereof (the “Deficiency”), then Buyer shall withhold the portion of the Closing Payment equal to the amount of the Deficiency (the “Tax Escrow”), which Tax Escrow shall be held pursuant to an escrow agreement with Buyer's counsel (Buyer's counsel in its capacity as escrow agent, the "Tax Escrow Agent") in a form reasonably acceptable to Buyer and Parent (the "Tax Escrow Agreement").  Such amount held in the Tax Escrow shall reduce the Closing Payment payable at Closing to Parent pursuant to Section 4.1(b)(i) and Parent and the Company agree that the amount placed into escrow shall be treated as received by Parent for purposes of compliance with the delivery of the Closing Payment as set forth in Section 4.1(b)(i).  If, after Closing, the Director directs payment of all or any portion of the Deficiency on behalf of Parent or the Company, then Buyer shall direct the Tax Escrow Agent to release to the Division of Taxation of New Jersey such amount from the Tax Escrow.  If the Director informs Buyer that the Deficiency has been fully paid or that Buyer has no further liability for the Deficiency, then Buyer shall direct the Tax Escrow Agent to release such difference from the Tax Escrow to Parent.  If the Director gives notice to Buyer that Parent or the Company is liable for Taxes, including interest and penalties thereon, in an amount that is greater than the Tax Escrow, Parent or the Company shall promptly pay the difference to the Division of Taxation and shall provide Buyer with evidence thereof.  Notwithstanding anything to the contrary contained herein, Parent and the Company shall have the right to negotiate with the Director regarding the Tax Claim and the Deficiency; provided, however,  that (i) Buyer and the Tax Escrow Agent shall be entitled to comply with all instructions of the Director, and (ii) the Closing shall not be delayed as a result thereof.  Under no circumstances shall the Closing occur until Buyer is in receipt of a direction letter from the Director.

(c) Parent and the Company shall jointly and severally indemnify, defend and hold harmless the Buyer Group from and against, and pay or reimburse, as the case may be, the Buyer Group for, any and all Damages, as incurred, suffered by any member of the Buyer Group based upon, arising out of or otherwise in any way relating to or in respect of the NJ Bulk Transfer Laws, including any noncompliance therewith or any New Jersey tax liability.

Section 15.9 Captions; Currency.  The article, section and paragraph captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof.  Unless otherwise specified, all references herein to numbered articles and sections are to articles and sections of this Agreement and all references herein to schedules and exhibits are to schedules and exhibits to this Agreement.  Unless otherwise specified, all references contained in any Transaction Document, in any exhibit or schedule referred to therein or in any instrument or document delivered pursuant thereto to dollars or "$" shall mean United States Dollars.

Section 15.10 Entire Agreement.  This Agreement, the other Transaction Documents and the Confidentiality Agreement collectively constitute the entire agreement between the parties with respect to the subject matter hereof and this Agreement, the other Transaction Documents and the Confidentiality Agreement supersede all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto.

Section 15.11 Severability.  If any provision of any Transaction Document or the application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions thereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby.

Section 15.12 Consent to Jurisdiction.

(a) Each of Parent, the Company and Buyer hereby irrevocably and unconditionally submits to the exclusive jurisdiction of (i) the courts of the State of New Jersey and (ii) the United States District Court for the District of New Jersey for the purposes of any Action arising out of or relating to the Transaction, this Agreement or any other Transaction Document, any provision hereof or thereof or the breach, performance, enforcement, validity or invalidity hereof or thereof.  Each of Parent and the Company agrees that service of any process, summons, notice or document hand delivered or sent by U.S. registered mail to its respective address set forth in Section 15.7 will be effective service of process for any Action brought against it in any such court with respect to any matters to which it has submitted to jurisdiction as set forth above.  Buyer agrees that service of any process, summons, notice or document hand delivered or sent by U.S. registered mail to Buyer's address set forth in Section 15.7 will be effective service of process for any Action brought against it in any such court with respect to any matters to which it has submitted to jurisdiction as set forth above.  Each of Parent, the Company and Buyer irrevocably and unconditionally waives any objection to the laying of venue of any Action arising out of or relating to the Transaction, this Agreement or any other Transaction Document, any provision hereof or thereof or the breach, performance, enforcement, validity or invalidity hereof or thereof in (i) the courts of the State of New Jersey or (ii) the United States District Court for the District of New Jersey, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such Action brought in any such court has been brought in an inconvenient forum.  Notwithstanding the foregoing, Parent, the Company and Buyer agree that a final judgment in any action or proceeding so brought shall be conclusive and may be enforced by suit on the judgment in any jurisdiction or in any other manner provided in Law or in equity.

(b) EACH OF PARENT, THE COMPANY AND BUYER IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO ANY OF THE TRANSACTION, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, ANY PROVISION HEREOF OR THEREOF OR THE BREACH, PERFORMANCE, ENFORCEMENT, VALIDITY OR INVALIDITY HEREOF OR THEREOF.

Section 15.13 Exhibits and Schedules; Disclosure.

(a) All exhibits and schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein.  Capitalized terms used in any other Transaction Document or in the schedules or exhibits hereto or thereto but not otherwise defined therein will have the respective meanings assigned to such terms in this Agreement.

(b) Parent and the Company shall have the right to deliver to Buyer at the Closing a supplement to Schedules 6.8(b), 6.9(c), 6.10(a), 6.16(b) and 6.16(i) hereto containing any matters occurring after the date hereof (and permitted pursuant to the terms hereof) which, if occurring prior to the date hereof, would have been required to be set forth or described on such Schedules.

Section 15.14 Governing Law.  This Agreement will be governed by and construed in accordance with the internal laws of the State of New Jersey applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

Section 15.15 Counterparts.  This Agreement may be executed in separate counterparts (including by facsimile, PDF and/or electronic transmission), each such counterpart being deemed to be an original instrument, and all such counterparts will together constitute the same agreement.

Section 15.16 Specific Performance.  In the event of any actual or threatened default in, or breach of, any of the terms, conditions and provisions of any Transaction Document, the party or parties who are or are to be thereby aggrieved will have the right of specific performance and injunctive relief giving effect to its or their rights under such Transaction Document, in addition to any and all other rights and remedies at law or in equity, and all such rights and remedies will be cumulative.  The parties agree that any such breach or threatened breach would cause irreparable injury, that the remedies at law for any such breach or threatened breach, including monetary damages, are inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

Section 15.17 Interpretation.

(a) The parties have participated jointly in the negotiation and drafting of this Agreement.  In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.  Any reference to any Federal, state, local, or foreign Law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise.  For the purposes of this Agreement, (i) words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation" and (iv) the word "or" shall not be exclusive.

(b) For purposes of this Agreement, "knowledge" or "aware of" or a similar phrase with respect to the Company or the Parent shall mean the knowledge of any officer of the Company or the Parent including Timothy P. Slifkin, Thomas A. Robinson, Steven Talis, or Paul Muskauski if any such Person is actually aware of such fact or other matter.

(c) For purposes of this Agreement, "knowledge" or "aware of" or a similar phrase with respect to Buyer shall mean the actual knowledge of any named executive officer (as defined in Item 402 of Regulation S-K) of Buyer if any such Person is actually aware of such fact or other matter.

Section 15.18 Performance by the Company.  Parent will cause to be performed and hereby guarantees the performance of all actions, agreements and obligations set forth herein to be performed by the Company.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the parties hereto as of the date first above written.

ORBCOMM INC.
By:
Name:
Title:

STARTRAK SYSTEMS, LLC
By:
Name:
Title:

ALANCO TECHNOLOGIES INC.
By:
Name:
Title:

Exhibit A

Definitions

For purposes of this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

"Accounting Practices" means accounting methods, practices, policies, procedures, classifications, judgments, estimation methodologies and standards (including asset and liability valuations, cut-off procedures, revenue recognition, accounting for long-term contracts and materiality standards).

"Acquisition Proposal" shall have the meaning set forth in Section 8.8(b).

"Action" means any legal, administrative, governmental or regulatory proceeding or other action, suit, proceeding, claim, arbitration, mediation, alternative dispute resolution procedure, inquiry or investigation by or before any arbitrator, mediator, court or other Governmental Entity.

"Additional Asset" shall have the meaning set forth in Section 8.18(b).

"Additional Contract" shall have the meaning set forth in Section 2.1(d).

"Adjustment Amount" shall have the meaning set forth in Section 4.6(f)(ii).

"Adjustment Market Price" shall have the meaning set forth in Section 4.6(f)(i).

"Affiliate" means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person.  For purposes of the immediately preceding sentence, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

"Aggregate Warranty Expenses" shall have the meaning set forth in Section 9.9.

"Agreement" means this Asset Purchase Agreement, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

"Anderson Assignment and Assumption Agreement" shall have the meaning set forth in the recitals to this Agreement.

"Anderson Group" shall mean, collectively, the Anderson Trust, Paul D. Anderson, David and Julie Dickerson, David and Heidi Anderson, John S. Anderson, Programmed Land, Inc, Donald E. Anderson, and David P. Anderson and Heidi J. Anderson, Trustees of The David and Heidi Anderson Family Trust, UTA dated December 8, 2004.

"Anderson Loan Agreement" shall have the meaning set forth in the recitals to this Agreement.

"Anderson Note Guaranty" shall have the meaning set forth in the recitals to this Agreement.

"Anderson Security Agreement" shall have the meaning set forth in the recitals to this Agreement.

"Anderson SPA" shall have the meaning set forth in the recitals to this Agreement.

"Anderson Trust" shall have the meaning set forth in the recitals to this Agreement.

"Assets" shall have the meaning set forth in Section 2.1(a).

"Associate" means, with respect to any Person, (a) any corporation or organization (other than the Company) of which such Person is an officer or partner or is, directly or indirectly, the beneficial owner of 10 percent or more of any class of equity securities or other ownership interests, (b) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity and (c) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director, officer or employee of the Company.

"Assumed Liabilities" shall have the meaning set forth in Section 3.1.

"Audit Notice" shall have the meaning set forth in Section 4.3(e).

"Business" means the business and operations of the Company, including (i) researching, developing, designing, engineering, selling, distributing, installing, modifying, servicing and supporting wireless asset and GPS tracking and monitoring products and services and (ii) activities related to the foregoing.

"Business Intellectual Property" means all Intellectual Property owned or used by the Company or that was developed by or for the Business, including all Intellectual Property related to the products and technologies listed on Schedule 1(a).

"Buyer" shall have the meaning set forth in the preamble to this Agreement.

"Buyer Expenses" means any and all fees and out-of-pocket costs and expenses (including fees and expenses of counsel to Buyer and of investment bankers, accountants or other advisors or experts retained by Buyer) incurred by Buyer in connection with the Transaction.

"Buyer Group" shall have the meaning set forth in Section 14.1.

"Buyer Stock" shall have the meaning set forth in Section 4.1(b)(vi).

"Buyer Welfare Benefit Plans" shall have the meaning set forth in Section 10.3.

"CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

"Change in Parent Recommendation" shall have the meaning set forth in Section 8.10.

"Claims Made Policies" shall have the meaning set forth in Section 9.5(a).

"Closing" shall have the meaning set forth in Section 4.4(a).

"Closing Certificate" shall have the meaning set forth in Section 4.2.

"Closing Date" shall have the meaning set forth in Section 4.4(a).

"Closing Statement" shall have the meaning set forth in Section 4.6(b).

"COBRA" shall have the meaning set forth in Section 10.5(d).

"COBRA Employees" shall have the meaning set forth in Section 10.5(d).

"Code" means the Internal Revenue Code of 1986, as amended.

"Company" shall have the meaning set forth in the preamble to this Agreement.

"Company Debt Amount" means all amounts (including outstanding principal balances, accrued interest and all penalties, fees and expenses of payment or prepayment) payable in connection with the payment in full of all Indebtedness of the Company outstanding on the Closing Date and the cancellation, termination and release as of the Closing Date of all Contracts and Liens of the Company outstanding on the Closing Date relating to or evidencing Indebtedness of the Company, in each case to the extent necessary to obtain good, valid and marketable title to the Assets free and clear of all Liens.

"Company Financial Statements" shall have the meaning set forth in Section 6.6(b).

"Confidentiality Agreement" means the Confidentiality Agreement dated February 2010 by and between Parent and Buyer.

"Consents" means all consents, waivers, approvals, requirements, allowances, novations, authorizations, declarations, filings, registrations and notifications.

"Continued Employee" means those employees of the Company to whom Buyer elects to offer employment pursuant to Section 10.1(a), who accept such an offer of employment by Buyer and, except with respect to employees who are on layoff, leave or short-term disability or other permitted leave of absence, who actually commence such employment with Buyer.

"Contract" means, with respect to any Person, all agreements, contracts, obligations, commitments and arrangements (whether written or oral) (a) to which such Person is a party, (b) under which such Person has any rights, (c) under which such Person has any Liability or (d) by which such Person, or any of the assets or properties owned or used by such Person, is bound, including, in each case, all amendments, modifications and supplements thereto.

"Current Assets" means, as of the Effective Date, all cash in bank accounts (after subtracting therefrom the amount of all outstanding checks of the Company) and certificates of deposit of the Company with original maturities of 90 days or less, accounts receivable (net of allowance for doubtful accounts), inventory (net of allowance for obsolescence reserve) and prepaid expenses of the Company, in each case that, in accordance with GAAP, constitute (a) current assets of the Company and (b) Assets.

"Current Liabilities" means, as of the Effective Date, (i) all accounts payable and other Liabilities of the Company that, in accordance with GAAP, constitute current liabilities of the Company and (ii) any long term deferred revenue of the Company.

"Damages" means any and all losses, Liabilities, claims, damages, deficiencies, diminutions in value, fines, payments, Taxes, Liens, costs and expenses, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising and whether or not resulting from Third Party Claims (including the costs and expenses of any and all Actions or other legal matters; all amounts paid in connection with any demands, assessments, judgments, settlements and compromises relating thereto; interest and penalties with respect thereto; and reasonable costs and expenses, including attorneys', accountants' and other experts' fees and expenses, incurred in investigating, preparing for or defending against any such Actions or other legal matters or in asserting, preserving or enforcing an Indemnitee's rights hereunder).

"December 31, 2010 Balance Sheet" means the balance sheet of the Company as of December 31, 2010 included in the Company Financial Statements.

"Deficiency" shall have the meaning set forth in Section 15.8(b).

"Delivery Date" shall have the meaning set forth in Section 4.6(b).

"Director" shall have the meaning set forth in Section 15.8(b).

"Earn-Out Amount" shall have the meaning set forth in Section 4.3(a).

"Earn-Out Market Price" shall have the meaning set forth in Section 4.3(b).

"Earn-Out Payment Date" shall have the meaning set forth in Section 4.3(a).

"Earn-Out Period" shall have the meaning set forth in Section 4.3(a)(i).

"Earn-Out Statement" shall have the meaning set forth in Section 4.3(d).

"Effective Date" shall mean the last day of the month for the month-end closest to the Closing Date.  If the Closing Date shall be a date that is equidistant from the month-end of the immediately preceding month and the month-end of the month of the Closing Date, the Effective Date shall be the last day of the month immediately after the Closing Date.

"Effective Time" shall have the meaning set forth in Section 4.4(a).

"Environmental Laws" means any and all applicable Laws and Permits issued, promulgated or entered into by any Governmental Entity relating to the environment, the protection or preservation of human health or safety, including the health and safety of employees, the preservation or reclamation of natural resources, or the treatment, storage, disposal, management, Release or threatened Release of Hazardous Materials, in each case as in effect on the date hereof and as may be issued, promulgated or amended from time to time.

"Environmental Liabilities" means any and all Damages that are incurred as a result of or relating to the presence, discharge, disposition, generation, treatment, storage, handling, removal, disposal, transportation, management, Release or threatened Release of, or exposure to, Hazardous Materials or a violation or alleged violation of any Environmental Laws, including:

(a)           Damages for, as a result of or relating to personal injury, or injury or damage to property or natural resources, wherever occurring, whether upon or off of any of the Facilities, including from the inability to use such properties;

(b)           fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other Damages incurred in connection with (i) the investigation or remediation of Hazardous Materials and properties affected by Hazardous Materials, (ii) any violation or alleged violation of Environmental Laws or (iii) the enforcement of any rights or remedies under Environmental Laws;

(c)           Liability to any third person or Governmental Entity, whether pursuant to any Contract, Law, breach, violation or otherwise; and

(d)           Damages incurred in connection with any of the foregoing.

"ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

"ERISA Affiliate" means any Person, trade or business that, together with Parent, is or was treated as a single-employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

"Escrow Agent" means the Person selected by Buyer and Parent to act as escrow agent under the Escrow Agreement.

"Escrow Agreement" means the escrow agreement among Buyer, the Escrow Agent and Parent substantially in the form attached hereto as Exhibit H.

"Escrow Property" means, collectively, the Litigation Escrowed Shares and the Fuel Sensor Escrowed Shares.

"Estimated Closing Statement" shall have the meaning set forth in Section 4.6(a).

"Estimated Net Working Capital Amount" shall have the meaning set forth in Section 4.6(a).

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations promulgated thereunder.

"Facilities" means the Leased Premises and all real property previously owned, leased or operated by the Company or any predecessors of the Company.

"Final Closing Statement" shall have the meaning set forth in Section 4.6(c).

"Final Net Working Capital Amount" shall have the meaning set forth in Section 4.6(f)(i).

"Former Business" means any corporation, partnership, entity, division, business unit, business, assets, plant, product line, operations or contract (including any assets and Liabilities comprising the same) that has been dissolved, liquidated, shut down, sold, conveyed, assigned, transferred or otherwise disposed of or divested by the Company or any Affiliate thereof (or any of their predecessors) or the operations, activities or production of which has been discontinued, abandoned, completed or otherwise terminated by Company or any Affiliate thereof (or any of their predecessors).

"Fuel Sensor Damages" shall have the meaning set forth in Section 9.9.

"Fuel Sensor Escrowed Shares" shall have the meaning set forth in Section 4.1(b)(vii).

"GAAP" means United States generally accepted accounting principles as in effect on the date of this Agreement, consistently applied.

"Governmental Entity" means, in any jurisdiction, any (i) federal, state, local, foreign or international government, (ii) court, arbitral or other tribunal, (iii) governmental or quasi-governmental authority of any nature (including any political subdivision, instrumentality, branch, department, official or entity) or (iv) agency, commission, authority or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature.

"Hazardous Materials" means those materials, substances, biogenic materials or wastes that are regulated by, or form the basis of liability under, any Environmental Law, including PCBs, pollutants, solid wastes, explosive, radioactive or regulated materials or substances, hazardous or toxic materials, substances, wastes or chemicals, petroleum (including crude oil or any fraction thereof) or petroleum distillates, asbestos or asbestos containing materials, materials listed in 49 C.F.R. Section 172.101 and materials defined as hazardous substances pursuant to Section 101(14) of CERCLA.

"IGS Damages" shall have the meaning set forth in Section 9.8.

"IGS Proceeding" shall have the meaning set forth in Section 9.8.

"Indebtedness" means, with respect to the Company without duplication, (a) all Liabilities of such Person for borrowed money, including principal, interest, fees and other amounts payable with respect thereto, (b) all Liabilities of such Person evidenced by bonds, debentures, notes or other similar instruments (excluding "deposit only" endorsements on checks payable to the order of such Person), including principal, interest, fees and other amounts payable with respect thereto, (c) all Liabilities of such Person to pay the deferred purchase price of property or services (except for trade accounts payable arising in the ordinary course of business consistent with past practices and not more than sixty (60) days past due), (d) all Liabilities of others guaranteed by such Person, whether or not secured by a Lien on any asset of such Person, (e) all Liabilities secured by a Lien on any asset of such Person, whether or not such Liabilities are assumed by such Person, (f) all Liabilities under letters of credit, bankers' acceptances or note purchase facilities issued for the account of such Person and all drafts drawn thereunder, including principal, interest, fees and other amounts payable with respect thereto, (g) all Liabilities of such Person in respect of capital leases and (h) all Liabilities of such Person under any derivative, hedging or similar agreements (including interest rate, currency or commodity swap agreements, cap agreements, collar agreements or any other agreements or arrangements designed to protect a Person against fluctuations in interest rates, currency exchange rates or commodity prices).

"Indemnifying Party" shall have the meaning set forth in Section 14.3(a).

"Indemnitee" means any member of the Buyer Group or the Parent Group who or which may seek indemnification under this Agreement.

"Independent Firm" shall have the meaning set forth in Section 4.3(e).

"Insurance Policies" shall have the meaning set forth in Section 6.20(a).

"Intellectual Property" means (a) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents (including utility and design patents, industrial designs and utility models), patent applications and patent and invention disclosures, and all other rights of inventorship, worldwide, together with all reissuances, continuations, continuations-in-part, divisions, revisions, supplementary protection certificates, extensions and re-examinations thereof; (b) all registered and unregistered trademarks, service marks, trade names, domain names, trade dress, logos, business, corporate and product names and slogans, worldwide, and registrations and applications for registration thereof along with all goodwill associated therewith and symbolized thereby; (c) all copyrights in copyrightable works, and all other rights of authorship, worldwide, and all applications, registrations and renewals in connection therewith; (d) all mask works and semiconductor chip rights, worldwide, and all applications, registrations and renewals in connection therewith; (e) all trade secrets and confidential business and technical information (including ideas, research and development, know-how, formulas, technology, compositions, manufacturing and production processes and techniques, technical data, engineering, production and other designs, plans, drawings, engineering notebooks, industrial models, software, specifications, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information); (f) all Software; (g) all rights to sue for and remedies against past, present and future infringements of any or all of the foregoing and rights of priority and protection of interests therein under the Laws of any jurisdiction worldwide; (h) all copies and tangible embodiments of any or all of the foregoing (in whatever form or medium, including electronic media); and (i) all other proprietary, intellectual property and other rights relating to any or all of the foregoing , including all work performed as “work for hire.”

"IRS" shall have the meaning set forth in Section 6.16(b).

"knowledge", with respect to the Company, shall have the meaning set forth in Section 15.17(b) and, with respect to Buyer shall have the meaning set forth in Section 15.7(c).

"Laws" means all laws, statutes, constitutions, treaties, rules, regulations, legal requirements, directives, ordinances, codes, judgments, rulings, orders, writs, decrees, stipulations, injunctions and determinations of all Governmental Entities.

"Leased Premises" shall have the meaning set forth in Section 6.9(c).

"Leases" means all leases, subleases, licenses, rights to occupy or use and other Contracts with respect to real property, including, in each case, all amendments, modifications and supplements thereto and waivers and consents thereunder.

"Liability" means any and all claims, debts, liabilities, claims, obligations and commitments of whatever nature, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated or due or to become due, and whenever or however arising (including those arising out of any Law, Contract, breach, violation, infringement or tort, whether based on negligence, strict liability or otherwise) and whether or not the same would be required by GAAP to be reflected as a liability in financial statements or disclosed in the notes thereto.

"Lien" means any charge, "adverse claim" (as defined in Section 8-102(a)(1) of the Uniform Commercial Code) or other claim, community property interest, condition, equitable interest, lien, encumbrance, option, proxy, pledge, security interest, mortgage, right of first refusal, right of first offer, retention of title agreement, defect of title or restriction of any kind or nature, including any restriction on use, voting, transfer, receipt of income or exercise of any other attribute of ownership.

"Litigation Escrowed Shares" shall have the meaning set forth in Section 4.1(b)(vi).

"Material Adverse Effect" means (i) with respect to Parent or the Company, any circumstance, condition, event, occurrence, change, effect or development that, individually or in the aggregate, is, or is reasonably likely to be, materially adverse to (a) the business, condition (financial or otherwise), operations, results of operations, assets or liabilities of the Company, taken as a whole, or the Business or the Assets or (b) the ability of Parent or the Company to consummate the Transaction, or (ii) with respect to Buyer, any circumstance, condition, event, occurrence, change, effect or development that, individually or in the aggregate, is, or is reasonably likely to be, materially adverse to (a) the business, condition (financial or otherwise), operations, results of operations, assets or liabilities of Buyer, taken as a whole, or (b) the ability of Buyer to consummate the Transaction.

"Material Contract" shall have the meaning set forth in Section 6.10(a).

"Measurement Period" shall have the meaning set forth in Section 9.9.

"Membership Units" shall have the meaning set forth in the recitals to this Agreement.

"Net Working Capital Amount" means an amount equal to the remainder of Current Assets, minus Current Liabilities.

"NJ Bulk Transfer Laws" shall have the meaning set forth in Section 15.8.

"Non-Fuel Sensor Damages" shall have the meaning set forth in Section 9.9.

"Notice of Disagreement" shall have the meaning set forth in Section 4.6(c).

"November 30, 2010 Balance Sheet" means the balance sheet of the Company as of November 30, 2010 previously delivered to Buyer and attached hereto as Exhibit E.

"Occurrence Basis Policies" shall have the meaning set forth in Section 9.5(a).

"Parent" shall have the meaning set forth in the preamble to this Agreement.

"Parent Expenses" means any and all fees and out-of-pocket costs and expenses (including fees and expenses of counsel to the Company or Parent and of investment bankers, accountants or other advisors or experts retained by the Company or Parent) incurred by the Company in connection with the Transaction.

"Parent Group" shall have the meaning set forth in Section 14.2.

"Parent Recommendation" shall have the meaning set forth in Section 8.10.

"Parent/Company Retirement Plan" shall have the meaning set forth in Section 10.2(a).

"Parent SEC Reports" shall have the meaning set forth in Section 6.6(a).

"Parent Stockholders Meeting" shall have the meaning set forth in Section 8.10.

"Parent Welfare Benefit Plans" means employee welfare benefit plans and other employee benefit welfare or fringe benefit arrangements maintained by Parent or the Company immediately prior to the Effective Time for the benefit of Continued Employees.

"Permits" means all Consents, licenses, permits, certificates, variances, exemptions, franchises and other approvals issued, granted, given, required or otherwise made available by any Governmental Entity.

"Permitted Liens" means (a) Liens for Taxes, assessments and other governmental charges, if such Taxes, assessments or charges shall not be due and payable; (b) Liens for inchoate workmen's, repairmen's or other similar Liens arising or incurred in the ordinary course of business consistent with past practices in respect of obligations which are not overdue, minor title defects and recorded easements, which workmen's, repairmen's or other similar Liens, minor title defects and recorded easements do not, individually or in the aggregate, impair the continued use, occupancy, value or marketability of title of the property to which they relate or the Business, assuming that the property is used on substantially the same basis as such property is currently being used by the Company; and (c) any Liens in connection with the Anderson Loan Agreement.

"Permitted Transaction" shall have the meaning set forth in Section 8.8(e).

"Person" means any individual, firm, partnership, joint venture, trust, corporation, limited liability entity, unincorporated organization, estate or other entity (including a Governmental Entity).

"Plans" shall have the meaning set forth in Section 6.16(b).

"Position Statement" shall have the meaning set forth in Section 4.6(d).

"Proxy Statement" shall have the meaning set forth in Section 8.9.

"Registration Rights Agreement" shall have the meaning set forth in Section 8.14.

"Related to the Business" means primarily related to, used primarily in, arising primarily from, or held primarily for use in, the Business, or otherwise necessary for the operation, as presently conducted, of the Business.

"Release" shall have the meaning set forth in Section 101(22) of CERCLA.

"Representatives" means, with respect to any Person, such Person's directors, officers, employees, agents, consultants, advisors and other representatives, including legal counsel, accountants and financial advisors.

"Required Parent Vote" means the affirmative vote of the holders of a majority of the outstanding shares of Parent's capital stock to approve the Transaction as required by Section 10-1202 of the Arizona Revised Statutes.

"Resolution Period" shall have the meaning set forth in Section 4.6(d).

"Retained Assets" means all of the following, collectively:

(a)      all real property (including land, plants, buildings and improvements) and real property interests (including Leases), other than real property and Leases set forth on Schedule 2.1(a)(i);

(b)      all insurance policies, other than the benefits of Occurrence Basis Policies and Claims Made Policies and other rights as described in Section 9.5;

(c)      all assets with respect to pension and savings plans of Parent and its subsidiaries (other than as provided for in Article X);

(d)      all refunds of Taxes attributable to payments of Taxes made prior to the Effective Time, whether or not any refund claims have been filed prior to the Effective Time;

(e)      all receivables owed to the Business by Parent or any of its subsidiaries as of the Effective Time;

(f)      the Contracts set forth on Schedule 1(b);

(g)      all stock books, stock ledgers, minute books and corporate seals of the Company;

(h)      all equity ownership interest in the Company; and

(i)      all rights of the Company or Parent under this Agreement.

"Retained Liabilities" means all Liabilities of Parent, the Company and their Affiliates based upon, arising out of, relating to or otherwise in connection with the Business or the conduct or operation thereof on or prior to the Closing Date (in each case other than Assumed Liabilities), including all such Liabilities based upon, arising out of, relating to or otherwise in connection with any events, actions, occurrences, omissions, circumstances or conditions whatsoever occurring or existing on or prior to the Closing Date, whether asserted prior to, on or after the Closing Date.  Notwithstanding anything to the contrary contained herein, Retained Liabilities shall include all Liabilities of Parent, the Company and their Affiliates:

(a)      based upon, arising out of, relating to or otherwise in connection with any pending, threatened or future Action with respect to any events, actions, occurrences, omissions, circumstances or conditions occurring or existing on or prior to the Closing Date (whether asserted prior to, on or after the Closing Date), except to the extent such Liabilities result from any action of Buyer or any of its Affiliates (other than the purchase of the Assets and the assumption of the Assumed Liabilities) after the Closing Date;

(b)      based upon, arising out of, relating to or otherwise in connection with any tort, breach or violation of or noncompliance with any Contract, infringement, violation of Law or regulatory noncompliance (whether civil or criminal) occurring or existing on or prior to the Closing Date, whether asserted prior to, on or after the Closing Date (including such circumstances or conditions that may continue to exist after the Closing Date, except to the extent such Liabilities result from any action of Buyer or any of its Affiliates (other than the purchase of the Assets and the assumption of the Assumed Liabilities) after the Closing Date);

(c)      constituting Environmental Liabilities based upon, arising out of, relating to or otherwise in connection with events, actions, occurrences, omissions, circumstances or conditions occurring or existing on or prior to the Closing Date, whether asserted prior to, on or after the Closing Date (including such circumstances or conditions that may continue to exist after the Closing Date, except to the extent such Environmental Liabilities result from any action of Buyer or any of its Affiliates (other than the purchase of the Assets and the assumption of the Assumed Liabilities) after the Closing Date);

(d)      for and in respect of employees, former employees, consultants and leased employees of the Business based upon, arising out of, relating to or otherwise in connection with employment, engagement or termination by the Company or any Affiliate of any thereof at any time on or prior to the Closing Date, whether pursuant to benefit plans or otherwise, including (i) Liabilities for salary, bonuses, incentive payments and other compensation payments; (ii) Liabilities in respect of pension, supplemental retirement, savings, supplemental savings, profit-sharing, cash balance and deferred compensation benefits; (iii) Liabilities for employee welfare and fringe benefits (including medical, dental, retiree health, life insurance, retiree life insurance, travel, accident, short- and long-term disability, hospitalization and other benefits); (iv) Liabilities in respect of severance pay, salary continuation and similar obligations relating to the termination or alleged termination (whether voluntary or involuntary) of employment or claims in respect thereof; (v) Liabilities under or in respect of employment agreements, severance agreements, change of control agreements and retention arrangements, including those agreements and arrangements, set forth on Schedule 6.16(i); and (vi) Liabilities with respect to workplace safety;

(e)      based upon, arising out of, relating to or otherwise in connection with workers' compensation claims (whether asserted prior to, on or after the Closing Date) resulting from injuries that occur on or prior to the Closing Date;

(f)      under all incentive arrangements with employees or other Persons relating to the sale or other disposition of the Business;

(g)     for and in respect of checks outstanding at the Effective Time relating to the Business (including Liabilities to fund the same) except to the extent and in the amount included in the Final Closing Statement;

(h)     for and in respect of Indebtedness outstanding at any time on or prior to the Closing Date, including the Company Debt Amount;

(i)      for and relating to the guarantee of any Indebtedness, obligation or other Liability of any Person;

(j)      for and in respect of all payables and other balances (including intercompany cash management balances) owed by the Business to the Company or any of its Affiliates as of the Effective Time;

(k)     based upon, arising out of, relating to or otherwise in connection with Former Businesses;

(l)      based upon, arising out of, relating to or otherwise in connection with Leases not set forth on Schedule 6.9(c) or Contracts which pursuant to Section 6.8(b), 6.10(a), 6.16(b) or 6.16(i) are required to be set forth on Schedule 6.8(b), 6.10(a), 6.16(b) or 6.16(i) but which are not set forth on such Schedule 6.8(b), 6.10(a), 6.16(b) or 6.16(i);

(m)    for and in respect of Taxes, including such income, transfer, sales, use and other Taxes arising in connection with the consummation of the transactions contemplated hereby;

(n)      for and in respect of any Taxes relating to the Business, the Assets or the Assumed Liabilities for periods (or portions thereof) ending on or before the Closing Date in excess of Taxes for which proper accruals and reserves have been established therefor and included on the Final Closing Statement (in the case of any period that includes but does not end on the Closing Date, the amount of Taxes attributable to the portion ending on the Closing Date shall be based on the interim closing of the books basis, except for periodic Taxes (such as property Taxes) which should be allocated on a daily pro ration basis);

(o)      for which Parent, the Company or any Affiliate of any thereof are made responsible pursuant to this Agreement or any other Transaction Document;

(p)      based upon, arising out of, relating to or otherwise in connection with the winding down of Parent, the Company or any Affiliate of any thereof;

(q)      for and in respect of any Parent Expenses; and

(r)      based upon, arising out of, relating to or otherwise in connection with Retained Assets.

"Robinson" shall have the meaning set forth in the recitals to this Agreement.

"SEC" shall mean the Securities and Exchange Commission.

"SEC Reports" shall have the meaning set forth in Section 7.6.

"Securities Act" means the Securities Act of 1933, as amended from time to time, including the rules and regulations promulgated thereunder.

"Secured Loan Agreement" shall have the meaning set forth in Section 4.1(a).

"Secured Promissory Note" shall have the meaning set forth in the recitals to this Agreement.

"Significant Subsidiaries" shall have the meaning set forth in Section 8.8(b).

"Slifkin" shall have the meaning set forth in the recitals to this Agreement.

"Slifkin/Robinson SPA" shall have the meaning set forth in the recitals to this Agreement.

"Software" means any and all computer programs and all related documentation, manuals, source code and object code, program files, data files, computer related data, field and data definitions and relationships, data definition specifications, data models, program and system logic, interfaces, program modules, routines, subroutines, algorithms, program architecture, design concepts, system design, program structure, sequence and organization, screen displays and report layouts, and all other material related to the foregoing.

"ST Wireless Agreement" shall have the meaning set forth in the recitals to this Agreement.

"Subsidiary" means, with respect to any Person, any other Person or entity of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by such Person and/or by one or more of such Person's Subsidiaries.

"Superior Proposal" shall have the meaning set forth in Section 8.8(d).

"Target Net Working Capital Amount" means $1,587,677.

"Tax Claim" shall have the meaning set forth in Section 15.8(b).

"Tax Escrow" shall have the meaning set forth in Section 15.8(b).

"Tax Escrow Agent" shall have the meaning set forth in Section 15.8(b).

"Tax Escrow Agreement" shall have the meaning set forth in Section 15.8(b).

"Tax Returns" shall have the meaning set forth in Section 6.7(a).

"Taxes" means all taxes, charges, duties, fees, levies or other assessments, including income, excise, property, sales, use, gross receipts, recording, insurance, value added, profits, license, withholding, payroll, employment, net worth, capital gains, transfer, stamp, social security, environmental, occupation and franchise taxes, imposed by any Governmental Entity, and including any interest, penalties and additions attributable thereto.

"Third Party Claim" shall have the meaning set forth in Section 14.3(a).

"Total Revenue" shall have the meaning set forth in Section 4.3(c).

"Transaction" means the transactions contemplated by the Transaction Documents.

"Transaction Documents" means this Agreement, the Escrow Agreement, the Tax Escrow Agreement and all other instruments, certificates and documents delivered or required to be delivered by Buyer, Parent or the Company pursuant to this Agreement.

"Transferred Bank Accounts" shall have the meaning set forth in Section 9.7(a).

"Unaffiliated Firm" shall have the meaning set forth in Section 4.6(d).

APPENDIX B

EXHIBIT C

CERTIFICATE OF DESIGNATION

OF

SERIES A CONVERTIBLE PREFERRED STOCK

of

ORBCOMM INC.

___________________________________

Pursuant to Section 151 of the General
Corporation Law of the State of Delaware
___________________________________

ORBCOMM Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation pursuant to Section 151 of the General Corporation Law of the State of Delaware:

RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of the Corporation in accordance with the provisions of its Restated Certificate of Incorporation and the General Corporation Law of the State of Delaware, the Board of Directors hereby creates a series of the Corporation's previously authorized Preferred Stock, par value $0.001 per share (the "Preferred Stock"), and hereby states the designation and amount thereof and the voting powers, preferences and relative, participating, optional or other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof are as follows:

1.           Designation and Number of Authorized Shares in Series. There shall be a total of 1,000,000 authorized shares of Preferred Stock designated as "Series A Convertible Preferred Stock".

2.           Priority. The Series A Convertible Preferred Stock shall have a priority ranking superior to the Common Stock of the Corporation with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Corporation.

3.           Dividends. Holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Corporation legally available therefore, an annual dividend (calculated on the basis of the redemption price of $10.00 per share of Series A Convertible Preferred Stock) of four (4%) percent per annum, payable in additional shares of Series A Convertible Preferred Stock quarterly on or before the 20th day following each calendar quarter for the calendar quarters ended March 31, June 30, September 30 and December 31, respectively, to stockholders of record on the respective record dates (which shall be the tenth day of the last month for each such calendar quarter just ended). Dividends on each share of the Series A Convertible Preferred Stock shall accrue and be cumulative from the date of issue and shall be appropriately prorated with respect to the period between such date of issue and the first dividend payment date. Accumulations of unpaid dividends shall not bear interest.

So long as any shares of Series A Convertible Preferred Stock are outstanding, the Corporation shall not declare and pay or set apart for payment any dividends or make any other distribution on the Common Stock and shall not redeem, retire, purchase or otherwise acquire, any shares of Common Stock or Preferred Stock ranking inferior to the Series A Convertible Preferred Stock, unless at the time of making such declaration, payment, distribution, redemption, retirement, purchase or acquisition dividends on all outstanding shares of Series A Convertible Preferred Stock for all past quarterly dividend periods shall have been paid or declared and sufficient shares reserved for the payment thereof.

4.           Conversion.  Each share of Series A Convertible Preferred Stock shall be convertible/converted into 1.66611 of shares of Common Stock of the Corporation, subject to readjustment as provided herein below, without the payment of any additional consideration by the holder thereof as follows:

(a)
at the option of the holder thereof at any time, including up to the close of business on the redemption date with respect to any shares of Series A Convertible Preferred Stock called for redemption; or

(b)
at the option of the Corporation on or after the date ("Trigger Date") that (i) is at least six (6) months from the issue date of the shares of Series A Convertible Preferred Stock to be converted, and (ii) the average closing market price for the Corporation's Common Stock on the U.S. national securities exchange on which the Corporation's Common Stock may then be listed or if not then listed on a U.S. national securities exchange, the last quoted price on the over-the-counter market then in use (such average market price or last quoted price, as the case may be, hereinafter referred to as the "Market Price") for the preceding twenty (20) consecutive trading days equals or exceeds $11.20 per share. The notice of conversion shall be sent by certified mail to the holders of record of the Series A Convertible Preferred Stock to be converted at least five (5) days prior to the date of conversion specified in such notice, addressed to each such holder at his address as it appears in the records of the Corporation.

The holder of a share or shares of Series A Convertible Preferred Stock may exercise the conversion right in subparagraph (a) above by delivering to the Corporation during regular business hours, at the principal office of the Corporation, or at such other places as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied in any event by written notice stating that the holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for Common Stock are to be issued. Conversion shall be deemed to have been effected on the date when such delivery is made, or in the case of conversion pursuant to subparagraph (b) above on the date specified by the Corporation in its notice of conversion, and such date is referred to herein as the "Conversion Date".  As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, at such office or other place designated by the Corporation, a certificate or certificates for the number of full shares of Common Stock to which the holder is entitled together with any additional shares of Common Stock representing the conversion of any shares of Series A Convertible Preferred Stock issuable for the amount of any accrued but unpaid dividends, and a check in respect of any fraction of shares of Common Stock provided below.  The person in whose name the certificate or certificates for Common Stock are to be issued (that is the person designated if the conversion is elective under subparagraph (a) above, or the holder of the Series A Convertible Preferred Stock in the case of a conversion under subparagraph (b) above) shall be deemed to have become a holder of Common Stock of record on the Conversion Date unless the transfer books of the Corporation are closed on that date, in which event he shall be deemed to have become a holder of Common Stock of record on the next succeeding date on which the transfer books are open, but the conversion rate shall be that in effect on the Conversion Date.

The issuance of Common Stock on conversion of Series A Convertible Preferred Stock shall be without charge to the converting holder of Series A Convertible Preferred Stock for any fee, expense or tax in respect of the issuance therefore, but the Corporation shall not be required to pay any fee, expense or tax which may be payable with respect of any transfer involved in the issuance and delivery of shares in any name other than that of the holder of record on the books of the Corporation of the shares of Series A Convertible Preferred Stock converted, and the Corporation shall not, in any such case, be required to issue or deliver any certificate for shares of Common Stock unless and until the person requesting the issuance thereof shall have paid to the Corporation the amount of such fee, expense or tax or shall have established to the satisfaction of the Corporation that such fee, expense or tax has been paid.

The number of shares of Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock shall be subject to adjustment from time to time upon the happening of certain events as follows:

(i)           Merger, Sale of Assets, Consolidation. If the Corporation at any time shall consolidate with or merge into or sell or convey all or substantially all its assets to any other entity, the Series A Convertible Preferred Stock shall thereafter evidence the right to be converted into capital stock in such number and kind of securities and property as would have been issuable or distributable on account of such consolidation, merger, sale or conveyance upon or with respect to the securities subject to the conversion or purchase right immediately prior to such consolidation, merger, sale or conveyance. The foregoing provision shall similarly apply to successive transactions of a similar nature by any such successor or purchaser. Without limiting the generality of the foregoing, the anti-dilution provisions of the Series A Convertible Preferred Stock shall apply to such securities of such successor or purchaser after any such consolidation, merger, sale or conveyance.

(ii)           Reclassification. If the Corporation at any time shall, by subdivision, combination, reclassification of securities or otherwise, change any of the securities then purchasable upon the exercise of the conversion right associated with the Series A Convertible Preferred Stock into the same or a different number of securities of any class or classes, the Series A Convertible Preferred Stock shall thereafter evidence the right to purchase such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the conversion right immediately prior to such subdivision, combination, reclassification or other change. If shares of Common Stock is subdivided or combined into a greater or smaller number of shares of Common Stock, the number of shares of Common Stock deliverable upon conversion of each share of Series A Convertible Preferred Stock (i.e., the conversion ratio under Section 4 hereof) shall be proportionately reduced or increased, as appropriate, by the ratio which the total number of shares of Common Stock to be outstanding immediately after such event bears to the total number of shares of Common Stock outstanding immediately prior to such event.

Whenever any adjustment is required in the number of shares into which each share of the Series A Convertible Preferred Stock is convertible, the Corporation shall forthwith file a statement describing in reasonable detail the adjustment and the method of calculation used at the office or agency maintained for the purpose for conversion of the Series A Convertible Preferred Stock, and shall mail a copy thereof to the holders of the Series A Convertible Preferred Stock.

The Corporation shall at all times keep available for issue and delivery the full number of shares of Common Stock into which all outstanding shares of Series A Convertible Preferred Stock are convertible.

No certificate for a fraction of a share of Common Stock or Series A Convertible Preferred Stock shall be issued upon any conversion or dividend payment, but in lieu of any fractional share that would otherwise be required to be issued in accordance with the foregoing provisions, the Corporation shall make a cash payment for any such fractional share interest based upon a value (i) for such Common Stock equal to the Market Price for twenty (20) trading days prior to the conversion date, or (ii) for such Series A Convertible Preferred Stock equal to $10.00 per share.

5.           Voting. The holders of shares of Series A Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote upon matters submitted to stockholders for a vote, in the same manner and with the same effect as the holders of shares of Common Stock, voting together with the holders of Common Stock as a single class to the extent permitted by law. Holders of Series A Convertible Preferred Stock shall have that number of votes equal to the lesser of (i) the number of shares of Common Stock into which such Series A Convertible Preferred Stock is convertible on the applicable record date, or (ii) that number which is equal to the purchase price per share of Series A Convertible Preferred

Stock paid by the holder to the Corporation divided by the Market Price of the Common Stock on the trading day immediately previous to the issuance of the shares of Series A Convertible Preferred Stock, rounded down to the next whole number, as adjusted from time to time pursuant to section 4 above.

So long as any shares of the Series A Convertible Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the holders of at least two-thirds (2/3) of the aggregate number of shares at the time outstanding of the Series A Convertible Preferred Stock:

(i)           authorize, create or increase any class of capital stock ranking equal or prior to the Series A Convertible Preferred Stock as to dividends or upon liquidation, dissolution or winding-up; or

(ii)           alter or change any of the powers, preferences or special rights given to the Series A Convertible Preferred Stock so as to affect the same adversely.

6.           Redemption. The Corporation may, at the option of the Board of Directors, redeem all or any part of the outstanding Series A Convertible Preferred Stock at any time after two years from the issue date of the shares to be redeemed at the redemption price equal to $10.00 per share of the Series A Convertible Preferred Stock to be redeemed, plus accrued and unpaid dividends, if any, provided that notice of redemption is sent by certified mail to the holders of record of the Series A Convertible Preferred Stock to be redeemed at least thirty (30) days prior to the date of redemption specified in such notice, addressed to each such holder at his address as it appears in the records of the Corporation. In case of the redemption of a part only of the Series A Convertible Preferred Stock, the shares of such series to be redeemed shall be selected pro rata or by lot or in such other manner as the Board of Directors may determine.

On or after the redemption date each holder of shares of Series A Convertible Preferred Stock to be redeemed shall present and surrender his certificate or certificates for such shares to the Corporation and thereupon the redemption price of such shares shall be paid to or on the order of the person whose name appears on such certificate or certificates as the owner thereof and each surrendered certificate shall be canceled. In case less than all of the shares of Series A Convertible Preferred Stock represented by any such certificates are redeemed, a new certificate shall be issued representing the unredeemed shares of Series A Convertible Preferred Stock.

All rights arising under this designation of powers, preferences, rights and limitations, other than the right to receive the redemption price, shall terminate upon the payment of good funds on or before the redemption date to the holder of the applicable shares of Series A Convertible Preferred Stock.  The Corporation may also deposit the aggregate redemption price payable with respect to the shares of Series A Convertible Preferred Stock to be redeemed (or the portion thereof not already paid in the redemption of such shares) (the "Redemption Deposit") with the Corporation's transfer agent or any bank or trust company in the United States named in the notice of redemption. Such deposits are to be payable in amounts as aforesaid to the respective orders of the holders of record of the shares of Series A Convertible Preferred Stock upon surrender of the certificates evidencing such shares as described above. From and after the making of the Redemption Deposit, all rights of the holders of the applicable shares of Series A Convertible Preferred Stock arising under this designation of powers, preferences, rights and limitations shall terminate, other than the right to receive from such transfer agent, bank or trust company, without interest, the moneys so deposited with it, and such shares shall not thereafter be transferred (except with the consent of the Corporation) on the books of the Corporation, and such shares shall not be deemed to be outstanding for any purpose whatsoever.

7.           No Sinking Fund. The shares of the Series A Convertible Preferred Stock shall not be entitled to benefit of any sinking or purchase fund to be applied to the redemption or purchase of such stock.

8.           Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Corporation, holders of Series A Convertible Preferred Stock shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders before any payment shall be made in respect of any class or series of stock which shall rank subordinate thereto as to assets the fixed sum of $10.00 for each share of Series A Convertible Preferred Stock held by them plus accrued and unpaid dividends, if any, thereon.

If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, the assets of the Corporation available for distribution to its Series A Convertible Preferred Stock holders shall be insufficient to pay the holders of Series A Convertible Preferred Stock the full amount to which they are entitled hereunder, the holders of Series A Convertible Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares of Series A Convertible Preferred Stock held by them upon such distribution if all amounts payable on or with respect to such stock were paid in full. If upon any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation payments shall have been made to the holders of the Series A Convertible Preferred Stock of the full amount to which they shall respectively be entitled hereunder, such holders shall not be entitled to any further participation in the distribution of the remaining assets of the Corporation available for distribution to its stockholders,

Neither the merger or consolidation of the Corporation into or with another corporation nor the merger or consolidation of any other corporation into or with the Corporation, nor the sale, transfer or lease of all or substantially all of the assets of the Corporation, shall be deemed to be a voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

9.           Redeemed Shares. Shares of the Series A Convertible Preferred Stock redeemed or purchased by the Corporation or surrendered to the Corporation on the conversion thereof into shares of Common Stock as herein above provided shall have the status of authorized and unissued shares of Series A Convertible Preferred Stock.

IN WITNESS WHEREOF, this Certificate of Designation is executed on behalf of the Corporation by the undersigned this ____day of ___________, 2011.

ORBCOMM INC.

By:

Name: Christian Le Brun

Title: Executive Vice President and

General Counsel

APPENDIX C

EXHIBIT H

ESCROW AGREEMENT

THIS ESCROW AGREEMENT (“Agreement”) is made and entered into this [●] of [●], 2011 by and among ORBCOMM Inc., a Delaware corporation (“ORBCOMM”), Alanco Technologies, Inc., an Arizona corporation ("Alanco”), and Mellon Investor Services LLC, a New Jersey limited liability company, as escrow agent [and stock transfer agent] (“Escrow Agent”).

RECITALS

A.           WHEREAS, ORBCOMM, Alanco and StarTrak Systems, LLC ("StarTrak") have entered into that certain Asset Purchase Agreement, dated as of February 23, 2011 (the “APA”), pertaining to the purchase by ORBCOMM of substantially all of the assets of StarTrak;

B.           WHEREAS, pursuant to the APA, this Agreement is entered into to hold shares of the common stock of ORBCOMM  ("ORBCOMM Stock") in escrow to cover any claims by ORBCOMM pursuant to Alanco's and StarTrak's obligations under Sections 9.8 and 9.9 of the APA;

C.           WHEREAS, pursuant to Section 4.1(b)(vi) of the APA, ORBCOMM is to deposit with the Escrow Agent 249,917 shares of ORBCOMM Stock, duly registered in the name of Alanco and to be held by the Escrow Agent in a separate securities escrow account established by the Escrow Agent in book-entry form on the stock transfer books of ORBCOMM with a stop-transfer order, as well as any distributions thereon that may be paid from time to time during the term of this Agreement that are payable in additional shares of ORBCOMM Stock (the “Litigation Escrowed Shares”);

D.           WHEREAS, pursuant to Section 4.1(b)(vii) of the APA, ORBCOMM is to deposit with the Escrow Agent [●]1 shares of ORBCOMM Stock, duly registered in the name of Alanco and to be held by the Escrow Agent in a separate securities escrow account established by the Escrow Agent in book-entry form on the stock transfer books of ORBCOMM
__________________________________

1Valued at $500,000 (based on the 20 day average closing price prior to signing the APA of $3.001) less 50% of the amount of Fuel Sensor Damages (as defined in the APA)
  (i) actuall expended by Alanco or StarTrak from March 2, 2011 through the last day of the month immediately preceding the Closing Date or (ii) acrrued as current liabilities on the Estimated Closing Statement (as defined in the APA).

with a stop-transfer order, as well as any distributions thereon that may be paid from time to time during the term of this Agreement that are payable in additional shares of ORBCOMM Stock (the “Fuel Sensor Escrowed Shares”, and together with the Litigation Escrowed Shares, the "Escrowed Shares");

E.           WHEREAS, pursuant to Section 4.4(b)(iii) of the APA, Alanco is to deposit with the Escrow Agent a standing instruction letter from Alanco instructing the Escrow Agent to transfer the Litigation Escrowed Shares or the Fuel Sensor Escrowed Shares, as applicable, to the name of ORBCOMM when required to pursuant to the terms of this Agreement (the “Instruction Letter”); and

F.           WHEREAS, ORBCOMM and Alanco wish to appoint Mellon Investor Services LLC as Escrow Agent and Mellon Investor Services LLC is willing to accept such appointment and to act as Escrow Agent, in each case upon the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties agree as follows:

Section 1

1.01           Concurrently with the execution and delivery hereof, ORBCOMM is depositing with Escrow Agent the Escrowed Shares to be held and distributed as hereinafter set forth.  Concurrently with the execution and delivery hereof, Alanco is depositing with Escrow Agent the Instruction Letter.  The Escrowed Shares and the Instruction Letter are collectively referred to herein as the "Escrow Property."  By its signature hereon, Escrow Agent acknowledges receipt of the Escrowed Shares and the Instruction Letter and agrees to hold and dispose of the Escrow Property in accordance with the terms of this Agreement.

1.02           During the duration of this Agreement, Alanco shall retain all rights and privileges of ownership of the Escrowed Shares, including without limitation all voting rights.  Except as expressly provided otherwise herein and unless and until such shares are released from escrow pursuant to any provision of this Agreement, Alanco shall at all times retain and have the full and absolute right to exercise all rights and indicia of ownership with respect to the Escrowed Shares, including, without limitation, voting and consensual rights and all rights to distributions of any kind in respect of the Escrowed Shares; provided, however, that Alanco shall have no right to sell, transfer, pledge or encumber or otherwise dispose of, or agree to dispose of, directly or indirectly, in any manner whatsoever any of the Escrowed Shares.  Escrow Agent shall be under no duty to preserve, protect or exercise rights in the Escrowed Shares, and shall be responsible only for reasonable measures to maintain the physical safekeeping thereof, and otherwise to perform such duties on its part as are expressly set forth in this Agreement.

Section 2

2.01           Escrow Agent shall distribute the Escrow Property in accordance with the instructions set forth in:

(a)           a joint notice executed by Appropriate Officers (as hereinafter defined) of both ORBCOMM and Alanco; or

(b)           only as a final alternative, a final court or arbitral order which either is not subject to appeal or for which all rights of appeal have been exhausted or have expired.

For purposes of this Agreement, the term “Appropriate Officers” means those officers of ORBCOMM and Alanco set forth on the respective incumbency certificates of each such party delivered to the Escrow Agent simultaneously with the execution and delivery of this Agreement, as the same may be amended in a notice to each other party from time to time.

2.02           In the event that ORBCOMM incurs or suffers any IGS Damages (as defined in the APA) in connection with the patent infringement action titled Innovative Global Systems LLC v. StarTrak Systems, LLC, et al. (Case No.: 6:10-CV-00327) and currently venued in the United States District Court for the Eastern District of Texas (the "IGS Proceeding") (such event, a "Litigation Distribution Event"), ORBCOMM shall provide written notice (“Litigation Event Notice”) to Escrow Agent and Alanco setting forth a description of the Litigation Distribution Event and the number of shares of ORBCOMM Stock to be distributed from the Litigation Escrowed Shares.  As between ORBCOMM and Alanco, ORBCOMM agrees that the number of shares of ORBCOMM Stock that ORBCOMM will direct the Escrow Agent to release to ORBCOMM from the Litigation Escrowed Shares shall be that number of shares of ORBCOMM Stock equal to 50% of the IGS Damages incurred or suffered by ORBCOMM in such Litigation Distribution Event, such shares of ORBCOMM Stock to be valued at $3.001 per share.  Alanco may deliver written notice (“Litigation Objection Notice”) to each of ORBCOMM and Escrow Agent setting forth its objection (including the reasons therefor and the amounts objected to) to the Litigation Distribution Event within ten (10) days following its receipt of the Litigation Event Notice.  If no Litigation Objection Notice is timely received or Alanco timely delivers a Litigation Objection Notice objecting to an amount less than the full amount set forth in the Litigation Event

Notice, Escrow Agent shall, pursuant to the Instruction Letter, distribute that number of shares of ORBCOMM Stock from the Litigation Escrowed Shares to ORBCOMM as directed in the Litigation Event Notice and not disputed in a Litigation Objection Notice, if any (not to exceed the number of shares of ORBCOMM Stock comprising the Litigation Escrowed Shares at the time of such Litigation Event Notice).  If Escrow Agent and ORBCOMM receive a timely Litigation Objection Notice as set forth herein, except as set forth in the immediately preceding sentence, Escrow Agent shall not make any distribution unless and until otherwise directed as set forth in Section 2.01.

2.03           If the entirety of the Litigation Escrowed Shares shall not have been distributed pursuant to Section 2.01 or Section 2.02 by the date which is 30 Business Days following the final, non-appealable decision or settlement of the IGS Proceeding (the "Litigation Escrow End Date"), Escrow Agent shall distribute the balance of the Litigation Escrowed Shares held by Escrow Agent to Alanco on the next Business Day following the Litigation Escrow End Date, provided there are no pending claims for IGS Damages incurred by ORBCOMM.

2.04           In the event that (i) Aggregate Warranty Expenses (as defined in the APA) exceed $600,000, and (ii) at any such time, any Fuel Sensor Damages (as defined in the APA) have been incurred or suffered during the Measurement Period (as defined in the APA) (a "Fuel Sensor Distribution Event"), ORBCOMM shall have the right to provide written notice (“Fuel Sensor Event Notice”) to Escrow Agent and Alanco setting forth a description of the Fuel Sensor Distribution Event and the number of shares of ORBCOMM Stock to be distributed from the Fuel Sensor Escrowed Shares.  As between ORBCOMM and Alanco, ORBCOMM agrees that the number of shares of ORBCOMM Stock that ORBCOMM will direct the Escrow Agent to release to ORBCOMM from the Fuel Sensor Escrowed Shares shall be (i) that number of shares of ORBCOMM Stock equal to 50% of the Fuel Sensor Damages incurred or suffered during the Measurement Period, but after the Effective Date (as defined in the APA) (excluding the amount of Fuel Sensor Damages that when added to Non-Fuel Sensor Damages (as defined in the APA) equals $600,000), such shares of ORBCOMM Stock to be valued at $3.001 per share, less (ii) the aggregate value of any Fuel Sensor Escrowed Shares previously distributed to ORBCOMM pursuant to this Agreement, such shares valued at $3.001 per share.  Alanco may deliver written notice (“Fuel Sensor Objection Notice”) to each of ORBCOMM and Escrow Agent setting forth its objection (including the reasons therefor and the amounts objected to) to the Fuel Sensor Distribution Event within fifteen (15) days following its receipt of the Fuel Sensor Event Notice.  If no Fuel Sensor Objection Notice is timely received or Alanco timely delivers a Fuel Sensor Objection Notice objecting to an amount less than the full amount set forth in the Fuel Sensor Event Notice, Escrow Agent shall, pursuant to the Instruction Letter, distribute that number of shares of ORBCOMM Stock from the Fuel Sensor Escrowed Shares to ORBCOMM as directed in the Fuel Sensor Event Notice and not disputed in a Fuel Sensor

Objection Notice, if any (not to exceed the number of shares of ORBCOMM Stock comprising the Fuel Sensor Escrowed Shares at the time of such Fuel Sensor Event Notice).  If Escrow Agent and ORBCOMM receive a timely Fuel Sensor Objection Notice as set forth herein, except as set forth in the immediately preceding sentence, Escrow Agent shall not make any distribution unless and until otherwise directed as set forth in Section 2.01.

2.05           If the entirety of the Fuel Sensor Escrowed Shares shall not have been distributed pursuant to Section 2.01 or Section 2.04 by the 15th day following the end of the Measurement Period (the "Fuel Sensor Escrow End Date"), Escrow Agent shall distribute the balance of the Fuel Sensor Escrowed Shares held by Escrow Agent to Alanco on the next Business Day following the Fuel Sensor Escrow End Date, provided there are no pending claims for Fuel Sensor Damages incurred by ORBCOMM.

2.06           Except as specifically set forth in Sections 4 and 13, upon final distributions and disbursement of all of the Escrowed Shares as herein set forth, this Agreement shall terminate and Escrow Agent shall be relieved of all obligations or liability hereunder.

2.07           Notwithstanding anything to the contrary contained in this Agreement, Escrow Agent shall not release or distribute any of the Escrow Property unless and until Escrow Agent: (a) receives a joint notice from ORBCOMM and Alanco as described in Section 2.01(a); (b) is required to do so pursuant to a final court or arbitral order as described in Section 2.01(b); (c) receives a written notice from ORBCOMM pursuant to Section 2.02 and has not received a Litigation Objection Notice as herein provided; (d) receives a written notice from ORBCOMM pursuant to Section 2.04 and has not received a Fuel Sensor Objection Notice as herein provided; (e) is required to do so on the Litigation Escrow End Date pursuant to Section 2.03; or (f) is required to do so on the Fuel Sensor Escrow End Date pursuant to Section 2.05.

2.08           ORBCOMM and Alanco agree to take all such actions and execute and deliver all such documents as are necessary to effectuate the intent and purpose of this Section 2, including if necessary, the delivery by Alanco of additional instruction letters or stock powers duly executed in blank and any other documents that are necessary to transfer to ORBCOMM good and marketable title to the shares of ORBCOMM Stock that may be released to ORBCOMM from the Litigation Escrowed Shares or the Fuel Sensor Escrowed Shares, as applicable, pursuant to this Section 2.

Section 3

The acceptance by Escrow Agent of its duties under this Agreement is subject to the following terms and conditions, which all parties to this Agreement hereby agree shall govern and control with respect to the rights, duties and liabilities of Escrow Agent:

(a)           It is understood and agreed that the duties of Escrow Agent hereunder are purely ministerial in nature and that it shall not be liable for any error of judgment, fact or law, or any act done or omitted to be done, except for its own willful misconduct or gross negligence, each as determined by a final non-appealable order, judgment, decree or ruling of a court of competent jurisdiction.  Escrow Agent’s determination as to whether an event or condition has occurred, or been met or satisfied, or as to whether a provision of this Agreement has been complied with, or as to whether sufficient evidence of the event or condition or compliance with the provision has been furnished to it, shall not subject Escrow Agent to any claim, liability or obligation whatsoever, even if it shall be found that such determination was improper or incorrect, unless Escrow Agent shall have been determined guilty of willful misconduct, bad faith or gross negligence in making such determination by a final non-appealable order, judgment, decree or ruling of a court of competent jurisdiction.

(b)           Escrow Agent is not a party to and is not bound by the APA.  Escrow Agent shall not be subject to, nor be required to comply with, or determine if any person or entity has complied with, the APA or any other agreement between ORBCOMM and Alanco, even though reference thereto may be made in this Agreement, or to comply with any notice, instruction, direction, request or other communication, paper or document other than as expressly set forth in this Agreement.

(c)           Escrow Agent acts hereunder as a depositary.  Escrow Agent does not have any interest in the Escrow Property but is serving as escrow holder only and having possession thereof.  Escrow Agent undertakes to perform such duties and only such duties as are specifically set forth in this Agreement, and no duties, responsibilities or obligations shall be implied or inferred.  Escrow Agent is not responsible for or liable in any manner whatsoever for the sufficiency, collection, correctness, genuineness or validity of any revenues, cash, payments, securities, property, funds, investments, income, earnings, document, or other item, which is a part of the Escrow Property or for any claim or action by any person firm, corporation, limited liability company or trustee concerning the right or power of any depositor to make any transfer or the validity of the transfer of any part of the Escrow Property to Escrow Agent.  Escrow Agent is also not responsible for or liable in any manner whatsoever for the identity, authority or rights of any person or entity executing and delivering or purporting to execute or deliver any thereof to Escrow Agent.

(d)           Escrow Agent shall be fully protected in acting upon any written notice, instruction, direction, request or other communication, paper or document which Escrow Agent believes to be genuine, and shall have no duty to inquire into or investigate the validity, accuracy or content of any thereof.

(e)           Escrow Agent may execute or perform any duty, responsibility or obligation hereunder either directly or through agents, attorneys, accountants or other experts.

(f)           Escrow Agent shall not be liable or responsible for special, punitive, indirect, consequential or incidental loss or damages of any kind whatsoever to any person or entity (including without limitation lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage.  Any liability of Escrow Agent under this Agreement will be limited in the aggregate to an amount equal to three (3) times the annual fee paid to Escrow Agent as set forth in Exhibit A hereto.

(g)           Escrow Agent is authorized to and may consult with and obtain advice from legal counsel (who may be counsel to a party hereto or an employee of Escrow Agent) in the event any dispute, conflict or question arises as to the construction of any of the provisions hereof or its duties hereunder.  Escrow Agent shall be reimbursed for all costs so incurred in accordance with Section 3 hereof and shall incur no liability and shall be fully protected in taking, suffering or omitting to take any action in reliance on said advice.

(h)           Escrow Agent may engage or be interested in any financial or other transaction with any party hereto or affiliate thereof, and may act on, or as depository, trustee or agent for, any committee or body of holders of obligations of such party or affiliate, as freely as if it were not the Escrow Agent hereunder.

(i)           Escrow Agent shall not be obligated to expend or risk its own funds or to take any action which it believes would expose it to expense or liability or to a risk of incurring expense or liability, unless it has been furnished with assurances of repayment or indemnity satisfactory to it.

(j)           Escrow Agent shall not take instructions or directions except those given in accordance with this Agreement.

(k)           Escrow Agent shall not incur any liability for not performing any act, duty, obligation or responsibility by reason of any occurrence beyond the control of Escrow Agent (including without limitation any act or provision of any present or future law or regulation or governmental authority, any act of God, war, civil disorder or failure of any means of communication).

(l)           Escrow Agent shall not be called upon to advise any person or entity as to any investments with respect to any security, property or funds held in escrow hereunder or the dividends, distribution, income, interest or earnings thereon.

(m)           Escrow Agent may but shall not be required to defend itself in any legal proceedings which may be instituted against it or it may but shall not be required to, institute legal proceedings in respect to the Escrow Property or any part thereof.

(n)           If at any time, Escrow Agent shall receive ambiguous or conflicting notices, directions, requests, claims, demands, instructions or other communication, paper or document with respect to the Escrow Property or if for any other reason it shall be unable to determine the party or parties entitled to receive the Escrow Property or any part thereof, Escrow Agent may, in its sole discretion (a) initiate an action in interpleader or another appropriate action, suit or proceeding in a court of competent jurisdiction seeking to resolve such dispute or claims and/or (b) deposit the Escrow Property with a court of competent jurisdiction in accordance with Section 8 hereof and interplead the other parties to this Agreement for a determination of the matter and thereupon, Escrow Agent shall stand fully relieved and discharged of any further duties under this Agreement and/or (c) refrain from complying with any claim, notice, instruction, direction, request or other communication, paper or document, so long as such dispute or conflict shall continue, and (in any case) shall be fully protected and shall not be liable in any way to ORBCOMM or Alanco or other person or entity for failure or refusal to comply with such conflicting claims, notices, instructions, directions, requests or communications, papers or documents until Escrow Agent is satisfied, in its sole discretion, that such conflicting claims, notices, instructions, directions, requests, communications, papers or documents have been definitively determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to Escrow Agent.

Section 4

(a)           In consideration of its services rendered hereunder, Escrow Agent shall be entitled to a fee as outlined in Exhibit A of $[●] to be paid equally by ORBCOMM and Alanco upon execution of this Agreement.  Further, all of Escrow Agent's out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, amendment, modification, waiver, execution, delivery, performance or enforcement of this Agreement, and fees incurred pursuant to Sections 3(g), (m) or (n) of this Agreement shall be paid one-half by ORBCOMM and one-half by Alanco.  The obligations contained in this Section 4(a) shall survive the termination of this Agreement and the resignation or removal of the Escrow Agreement.

(b)           ORBCOMM and Alanco jointly and severally, agree to indemnify, defend, protect, save and keep harmless Escrow Agent and its affiliates and their respective successors, assigns, directors, officers, managers, employees, agents, attorneys, accountants and experts (collectively  the “Indemnitees”), from and against any and all losses, damages, claims, liabilities, penalties, judgments, settlements, actions, suits, proceedings, litigation, investigations, costs or expenses, including without limitation reasonable fees and disbursements of counsel (collectively “Losses”), that may be imposed on, incurred by, or asserted against any Indemnitee, at any time, relating to or arising out of the execution, delivery or performance of this Agreement, the enforcement of any rights or remedies under or in connection with this Agreement, the establishment of the escrow account, the acceptance or administration of the Escrow Property and any payment, transfer or other application of funds pursuant to this Agreement, or as may arise by reason of any act, omission or error of the Indemnitee; provided, however, that no Indemnitee shall be entitled to be so indemnified, defended, protected, saved and kept harmless to the extent such Loss was proximately caused by its own willful misconduct, gross negligence or bad faith, as determined by a final, non-appealable order, judgment, decree or ruling of a court of competent jurisdiction.  The obligations contained in this Section 4(b) shall survive the termination of this Agreement and the resignation or removal of Escrow Agent.

Section 5

Escrow Agent may resign at any time upon giving ORBCOMM and Alanco 30 days’ prior written notice to that effect.  If Escrow Agent gives such written notice within 90 days after the date hereof, Escrow Agent shall return one-half of the fee described in Section 4 of this Agreement.  In such event, the successor shall be such person, firm or entity as shall be mutually selected by ORBCOMM and Alanco.  It is understood and agreed that such resignation shall not be effective until the earlier of (a) 30 days after Escrow Agent’s written notice of resignation is received by ORBCOMM and Alanco, or (b) a successor agrees to act hereunder and the Escrow Property is transferred if necessary.

Section 6

All notices, instructions, directions, requests or other communications hereunder shall be in writing and shall be delivered personally, sent by facsimile transmission (with immediate confirmation of receipt thereafter by telephone or otherwise), e-mailed or sent by U.S. registered, certified or express mail, first class postage prepaid, return receipt requested, or sent by a nationally recognized overnight courier service, marked for overnight delivery.  Any such notice, instruction, direction, request or communication shall be deemed given when so delivered personally, or sent by facsimile transmission (provided confirmation of receipt is received immediately thereafter), or when e-mail confirmation is received if delivered by e-mail; or if sent by express mail or overnight courier, one (1) Business Day after the date of delivery to a U.S. Post Office or the courier service marked for overnight delivery;
or if so sent by registered or certified mail, seven (7) days after the date of deposit in the mails; in each case addressed to each party as follows:

(a)           if to ORBCOMM, to

ORBCOMM Inc.
2115 Linwood Avenue, Suite 100
Fort Lee, NJ 07024
Attn.:  Christian Le Brun, General Counsel
Facsimile: (703) 433-6400
E-mail: lebrun.chris@orbcomm.com

with a copy to:

Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, New York 10112
Attn.:  Sey-Hyo Lee
Facsimile: (212) 541-5369
E-mail: shlee@chadbourne.com

 (b)           if to Alanco, to

Alanco Technologies, Inc.
15575 North 83rd Way, Suite 3
Scottsdale, Arizona 85260
Attn.:  Chief Financial Officer
Facsimile: (480) 607-1515
E-mail: john@alanco.com

with a copy to:

Steven P. Oman, Esq.
8664 E. Chama Road
Scottsdale, Arizona 85255
Facsimile: (480) 348-1471
E-mail:  soman@omanlaw.net

(c)           if to Escrow Agent, to

Mellon Investor Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Corporate Actions Department
Attn.:  [Jackie Banks]
Facsimile: (201) 680-4665
E-mail: [●]

with a copy to:

Mellon Investor Services, LLC
Newport Office Center VII
480 Washington Boulevard
Jersey City, NJ 07310
Legal Department
Facsimile:  (206) 674-3059
E-mail: [●]

or to such other address as a party hereto may specify from time to time by notice to each other party given as provided herein.  For purposes of this Agreement, the term “Business Day” means any day other than a Saturday, Sunday or a day on which commercial banks in the States of New Jersey or New York are required or authorized by law to close.

Section 7

This Agreement and the APA contain the entire agreement among ORBCOMM and Alanco with respect to the subject matter hereof.  This Agreement may not be amended, modified or supplemented and no provision hereof may be waived except by an instrument in writing signed by all of the parties hereto.  No waiver of any provision hereof by any party shall be deemed a continuing waiver of any matter by such party.

Section 8

This Agreement and all amendments, modifications and waivers thereof shall, in all respects, be governed by and construed and enforced in accordance with the internal laws (without regard to principles of conflicts of law) of the State of New Jersey.  Each party hereto hereby irrevocably submits to the personal jurisdiction of the state and federal courts located within the State of New Jersey with respect to any action, suit or proceeding relating to or arising from this Agreement.  Each party hereto irrevocably waives (i) any claim or defense based upon improper venue or inconvenient forum with respect to any action, suit or proceeding brought in any such court and (ii) the right to trial by jury in any action, suit or proceeding relating to or arising under this Agreement.  Each party waives personal service of process and consents to the service of process by the manner set forth in Section 6, in addition to any other method of service of process permitted by applicable law.

Section 9

This Agreement may be executed and delivered in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.  This Agreement may be executed and delivered by facsimile or e-mail and any counterpart so executed or delivered shall be deemed to constitute an original and fully effective counterpart of this Agreement.

Section 10

No party may assign either this Agreement or any of its rights, interests or obligation hereunder without the prior written approval of the other parties.  Subject to the preceding sentence, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.  Notwithstanding anything in this Agreement to the contrary, any person or entity into which Escrow Agent may be merged or converted or with which it may be consolidated, or any person or entity resulting from any merger, conversion or consolidation to which Escrow Agent shall be a party, or any person or entity to which substantially all the stock transfer business of Escrow Agent may be transferred, shall automatically be Escrow Agent under this Agreement without further act.

Section 11

In the event of any conflict between the terms and provisions of this Agreement and those of the APA, the terms and conditions of this Agreement shall control.  If any provision of this Agreement is determined to be prohibited or unenforceable by reason of any applicable law of a jurisdiction, then such provision shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions thereof, and any such prohibition or unenforceability in such jurisdiction shall not invalidate or render unenforceable such provisions in any other jurisdiction, provided, however, that if such excluded provision shall effect the rights, immunities, duties or obligations of the Escrow Agent, the Escrow Agent shall be entitled to resign immediately.  Where, however, the conflicting provisions of any such applicable law may be waived, they are hereby irrevocably waived by the parties hereto to the fullest extent permitted by law, to the end that this Agreement shall be enforced as written.

Section 12

Except as expressly provided in Section 4(b), nothing in this Agreement, whether express or implied, shall be construed to give to any person or entity other than the parties hereto any legal or equitable right, remedy, interest or claim under or in respect of this Agreement or any assets escrowed hereunder.

Section 13

The parties acknowledge that Escrow Agent does not have any interest in the Escrow Property, but is serving only as escrow holder hereunder.  Without limiting the foregoing, ORBCOMM and Alanco shall be responsible for any taxes relating to the Escrow Property.  ORBCOMM and Alanco will provide Escrow Agent with appropriate forms for tax certifications, as requested by Escrow Agent.  This Section 13 shall survive the termination of this Agreement and the resignation or removal of Escrow Agent.

Section 14

Notwithstanding anything in this Agreement to the contrary, if at any time Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Agent or the Escrow Property (including without limitation orders of attachment or garnishment or levies or injunctions), Escrow Agent is authorized to comply therewith in any manner it deems appropriate, and shall be fully protected from doing so even if such order, judgment, decree, writ or process may be subsequently amended, modified, vacated or otherwise determined to be invalid or without legal force or effect.

Section 15

ORBCOMM and Alanco each represents and warrants, as to itself, that it is a corporation duly organized, validly existing in good standing under its respective jurisdiction of organization. ORBCOMM and Alanco each represents and warrants, as to itself, that (i) it has all requisite power and authority to execute, deliver and perform its obligations under this Agreement, (ii) this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid, binding and enforceable obligations and (iii) the execution, delivery and performance by it of this Agreement do not and will not violate or require consent under any of its organizational documents, any law, statute, rule, regulation or ordinance or contract, agreement, instrument, indenture or other undertaking to which it is a party or by which it or its property may be bound.

Section 16

The rights and remedies of Escrow Agent set forth in this Agreement shall be cumulative, and not exclusive, of any rights and remedies available to it at law or equity or otherwise.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the [●] day of [●], 2011.

“ORBCOMM”

ORBCOMM INC.

By:           ________________________________
Name:
Title:

“ALANCO”

ALANCO TECHNOLOGIES, INC.

By:           ________________________________
Name:
Title:

“ESCROW AGENT”

MELLON INVESTOR SERVICES LLC

By:	____________________________________

Name:	[Jackie Banks]

Title:	[Senior Event Manager]

Exhibit A
BNY MELLON SHAREOWNER SERVICES
Schedule of Fees
Cash Escrow Agent
Administration and Set-up Fee,                                                                                                                          $[●]

Annual Facility Fee, per Escrow Account                                                                                                                             $[●]

Payable at the start of the subsequent Billing Year, includes:

• Dedicated Administrative Team
• File Application on Multiple Systems
• Daily Balancing/Proofing
• Administrative & Operational Consultative Services
• Interest Compilation & Calculation
• Data Entry & System Updates
• Quality Control
• Check & Certificate Preparation Work
• Standard 1099 Issuance & Tax Reporting, if necessary
• Legal Items & Correspondence

Payments
• Wires, per holder                                                                                                                              $[●]
• Checks, per holder                                                                                                                $[●]
    Subject to a $500 minimum per distribution

Special Services

* Special Tax Reporting                                         $3.00/account
* Programming fees                                                $250 per hour
* Attorney Review                                             Additional

Out of Pocket Expenses                                       Additional
Including Postage, Printing, Stationery, Overtime, Microfilming, Imprinting, etc.2

__________________________________
2 Typesetting vendors charge a rush premium if less than 48 hours is given. Printing vendors charge a rush premium if less than 5 business days are given.

APPENDIX D

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (“Agreement”) is entered into as of _______________ ___, 2011, by and among ORBCOMM INC., a Delaware corporation (the “Company”), Alanco Technologies, Inc., an Arizona corporation (“Alanco”), Timothy P. Slifkin and Thomas A. Robinson.

1. Definitions.  For purposes of this Agreement:

(a) The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act of 1933 (the “Act”), and pursuant to Rule 415 under the Act or any successor rule, and the declaration or ordering of effectiveness of such registration statement or document; and

(b) The term “Registrable Securities” means the shares of the Company’s Common Stock, together with any capital stock issued in replacement of or in exchange for such Common Stock or otherwise in respect of such Common Stock upon any stock dividend, split or similar event (the “Common Stock”), (i) issued pursuant to the terms of that certain Asset Purchase Agreement, dated as of February 23, 2011, among the Company, Alanco and StarTrak Systems, LLC, a subsidiary of Alanco (the “Asset Purchase Agreement”), (ii) issued pursuant to the terms of that certain Stock Purchase Agreement, dated as of February 23, 2011, among the Company, Timothy P. Slifkin and Thomas A. Robinson (the “Slifkin/Robinson SPA”), and (iii) issuable upon conversion of the perpetual convertible preferred stock of the Company issued to Alanco pursuant to the terms of the Asset Purchase Agreement (the “Preferred Stock”) until, in the case of any such shares of Common Stock, (A) the earliest of (1) its effective registration under the Act and resale in accordance with the Registration Statement (as defined below) covering it, (2) expiration of the holding period that would be applicable thereto under Rule 144 were it not held by an affiliate of the Company or (3) its sale to the public pursuant to Rule 144, and as a result of the event or circumstance described in any of the foregoing clauses (1) through (3), the legend with respect to transfer restrictions required under the Asset Purchase Agreement is removed in accordance with the terms of the Asset Purchase Agreement, the Slifkin/Robinson SPA or such legend, as the case may be, or (B) one year from the date of this Agreement.

(c) The number of shares of “Registrable Securities then outstanding” shall be determined by the number of shares of Common Stock which have been issued or are issuable upon conversion of the Preferred Stock at the time of such determination; and

(d) The term “Holder” means Alanco, Timothy P. Slifkin and Thomas A. Robinson, or any successor thereof.  Any distributee under Section 5(d) hereof shall not be a Holder.

2. Required Registration.  (a) The Company agrees to file within 60 days after the Closing Date (as defined in the Asset Purchase Agreement) a registration statement on Form S-3 (or other suitable form) or a post-effective amendment to an effective registration statement (collectively, a “Registration Statement”) at the Company’s discretion, covering the resale of all shares of Registrable Securities then outstanding or issuable upon conversion of all then outstanding Preferred Stock.  The Company shall use commercially reasonable efforts to have the Registration Statement declared effective within 90 days after the initial filing thereof.

(b)           The Registration Statement shall be prepared as a “shelf” registration statement under Rule 415, and shall be maintained effective until the earlier of one year from the Closing Date, or the date all Registrable Securities cease to exist.

(c)           The Company represents that it is presently eligible to effect the registration contemplated hereby on Form S-3 and will use its commercially reasonable efforts to continue to take such actions as are necessary to maintain such eligibility.

3. Obligations of the Company.  In connection with its registration obligations under this Agreement, the Company shall:

(a) Prepare and file with the Securities and Exchange Commission (“SEC”) a Registration Statement with respect to such Registrable Securities.

(b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all Registrable Securities covered by such Registration Statement.

(c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

(d) Use its commercially reasonable efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

(e) As promptly as practicable after becoming aware of such event, notify each Holder of Registrable Securities, at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Act, of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and subject to Section 4 use its commercially reasonable efforts to prepare promptly a supplement or amendment to the Registration Statement or prospectus to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Holder as such Holder may reasonably request.

(f) Provide Holders with written notice of the date that a Registration Statement registering the resale of the Registrable Securities is declared effective by the SEC and the date or dates when the Registration Statement is no longer effective.

(g) Provide Alanco and its representatives the opportunity to review the Registration Statement and all amendments thereto a reasonable period of time prior to their filing with the SEC if so requested by Alanco in writing.

4. Suspension of Registration.  Notwithstanding anything to the contrary contained herein, following the effectiveness of a Registration Statement registering Registrable Securities, the Company may suspend at any time the availability of such Registration Statement and any related prospectus upon (i) the issuance by the SEC of a stop order with respect to such Registration Statement or the initiation of proceedings with respect to such Registration Statement under Section 8(d) or 8(e) of the Act, (ii) the occurrence of any event or the existence of any fact as a result of which (A) any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or (B) any prospectus shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (iii) the occurrence or existence of any pending corporate development, including without limitation any such development that might (A) interfere with or affect the negotiation or completion of any material transaction or other material event that is being contemplated by the Company (whether or not a final decision has been made to undertake such material transaction at the time the right to delay is exercised), or (B) involve initial or continuing disclosure obligations that might not be in the best interest of the Company’s shareholders, that, in the reasonable discretion of the Company, makes it appropriate to suspend the availability of any Registration Statement and the related prospectus (any suspension of the availability of a Registration Statement and related prospectus upon any event described in any of subsections (i), (ii) and (iii) above is hereinafter referred to as a “Suspension Period”); provided that the duration of a Suspension Period under subsections (ii) and (iii) shall not extend beyond 90 days.  Notwithstanding the foregoing, the Company shall be entitled to effect no more than two such suspensions under subsections (ii) and (iii) above during the one (1) year period following the effective date of the Registration Statement.  The Company shall endeavor to end any Suspension Period as promptly as practicable under the circumstances.  If the availability of the Registration Statement and any related prospectus is suspended by the Company pursuant hereto, the Company shall promptly notify all Holders whose securities are covered by such Registration Statement of such suspension, and shall promptly notify each such Holder as soon as the availability of the Registration Statement and any related prospectus has been resumed.

5. Obligations of Holders.  (a) It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with regard to each selling Holder that such selling Holder shall furnish to the Company such information regarding Holder, the Registrable Securities held by it and the intended method of disposition of such securities as shall be required to effect the registration of its Registrable Securities, and that such information be furnished to the Company in writing, signed by each selling Holder and stated to be specifically for use in the related Registration Statement, prospectus or other document incident thereto.

(b)           Each selling Holder agrees that, upon receipt of any notice from the Company of any event of the kind described in Section 3(e) hereof, such selling Holder will discontinue disposition of Registrable Securities until such selling Holder receives copies of the supplemented or amended Registration Statement or prospectus contemplated by Section 3(e).  In addition, if the Company requests, each selling Holder will deliver to the Company (at the Company’s expense) all copies of the prospectus covering the Registrable Securities current at the time of receipt of the notice.

        (c)           Each selling Holder shall notify the Company, at any time when a prospectus relating to such selling Holder’s Registrable Securities is required to be delivered under the Act, of the happening of any event (to such selling Holder’s knowledge and as to matters concerning such selling Holder) as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           Alanco may sell, dividend or otherwise distribute to its shareholders shares of Common Stock received by Alanco pursuant to the Asset Purchase Agreement only in accordance with Section 8.15 of the Asset Purchase Agreement.  Each of Timothy P. Slifkin and Thomas A. Robinson may sell or otherwise distribute shares of Common Stock received by such Holder pursuant to the Slifkin/Robinson SPA only in accordance with Section 5.5 of the Slifkin/Robinson SPA.  For the avoidance of doubt, such distributee shall not have any registration rights under this agreement.

6. Expenses.  All expenses incurred in connection with registrations, filings or qualifications pursuant hereto, including (without limitation) all registration, filing and qualification fees, printers’ and accounting fees, fees and disbursements of counsel for the Company shall be borne by the Company; provided, however, that the selling Holders shall bear their own underwriting discounts or commissions, selling or placement agent or broker fees and commissions, and transfer taxes, if any, in connection with the sales of securities by such selling Holders.

7. Indemnification.  If any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, the officers and directors of each Holder and each person, if any, who controls such Holder within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the “1934 Act”), against any expenses, losses, claims, damages or liabilities (or actions in respect thereof), including legal or other expenses reasonably incurred in connection with investigating or defending the same, (collectively, “Losses”) to which they may become subject under the Act, the 1934 Act or other federal or state law, including any of the foregoing incurred in settlement of any litigation, arising out of or based upon: (i) any untrue statement or alleged untrue statement of a material fact contained in such Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the indemnity agreement contained in this subsection 7(a) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such Losses to the extent that it arises out of or is based upon any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, officer, director or controlling person.  In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each such person who controls the underwriters (within the meaning of Section 15 of the Act), to the extent customary in such agreements.

(b) To the extent permitted by law, each selling Holder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, and any other Holder selling securities in such Registration Statement or any of its directors or officers or any person who controls such selling Holder, against any Losses to which the Company or any such director, officer, controlling person or controlling person, or such other selling Holder or director, officer or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, arising out of or based upon: (i) any statement or omission in each case to the extent (and only to the extent) that such statement or omission is made in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such Registration Statement, or (ii) any sale by a Holder after the Company has given notice to the Holder under Section 3(e) or 4 herein and prior to the filing by the Company of a supplement or the effectiveness of a post-effective amendment as necessary in connection with such notice; provided, however, that the indemnity agreement contained in this subsection 7(b) shall not apply to amounts paid in settlement of any such Losses if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld.  In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each selling Holder, severally and not jointly, will indemnify the underwriters, their officers and directors and each person who controls the underwriters (within the meaning of Section 15 of the Act), to the extent customary in such agreements; provided, however, that the obligation to indemnify will be individual to each selling Holder and shall be limited to an amount equal to the net proceeds received by such selling Holder of Registrable Securities sold in connection with such registration.

(c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding.  The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action as a result of such failure will not relieve such indemnifying party from any liability to the indemnified party under this Section 7, except to the extent that indemnifying party shall have demonstrated that it has been actually prejudiced as a result of such failure.

(d) If the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and each Holder agree to contribute to the aggregate Losses to which the Company and one or more of the Holder may be subject in such proportion as is appropriate to reflect the relative fault of the Company and the Holders in connection with the statements or omissions which resulted in such Losses.  Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by the Holders.  The Company and the Holders agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above.  Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 7, each person who controls a Holder of Registrable Securities within the meaning of either the Act or the 1934 Act and each director, officer, partner, employee and agent of a Holder shall have the same rights to contribution as such holder, and each person who controls the Company within the meaning of either the Act or the 1934 Act and each director of the Company, and each officer of the Company who has signed the Registration Statement, shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

(e) The obligations of the Company and Holders under this Section 7 shall survive the conversion, if any, of the Preferred Stock and the completion of any sale of Registrable Securities pursuant to a Registration Statement under this Agreement.

8. Reports Under Securities Exchange Act of 1934.  With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144; and

(b) use its best efforts to file with the SEC in a timely manner all reports and other documents required of the Company under the 1934 Act.

9. Amendment of Registration Rights.  Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Holders of a majority of the Registrable Securities provided that the amendment treats all Holders equally.  Any amendment or waiver effected in accordance with this paragraph shall be binding upon each Holder, each future Holder, and the Company.

10. Notices.  All notices or other communications required or permitted pursuant to this Agreement shall be in writing and shall be deemed given to a party when (a) delivered by hand or by nationally recognized overnight courier service (costs prepaid); or (b) received or rejected by the addressee, if sent by certified mail, return receipt requested.  Such notice or other communication shall be sent to the Company, Attention: Executive Vice President and General Counsel, 2115 Linwood Avenue, Suite 100, Fort Lee, NJ 07024, or to the Holder at the address set forth in the Company’s records (or to such other address as either party may designate by notice to the other party).

11. Termination.  This Agreement shall terminate on the date all Registrable Securities cease to exist; but without prejudice to (i) the parties’ rights and obligations arising from breaches of this Agreement occurring prior to such termination and (ii) the indemnification obligations under Section 7 of this Agreement.

12. Assignment.  No assignment, transfer or delegation, whether by operation of law or otherwise, of any rights or obligations under this Agreement by the Company or any Holder, respectively, shall be made without the prior written consent of the majority in interest of the Holders or the Company, respectively; provided that the rights of a Holder may be transferred to a subsequent holder of the Holder’s Registrable Securities (provided such transferee shall provide to the Company, a writing executed by such transferee agreeing to be bound as a Holder by the terms of this Agreement); and provided further that the Company may transfer its rights and obligations under this Agreement to a purchaser of all or a substantial portion of its business if the obligations of the Company under this Agreement are assumed in connection with such transfer, either by merger or other operation of law (which may include without limitation a transaction whereby the Registrable Securities are converted into securities of the successor in interest) or by specific assumption executed by the transferee.

13. Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey applicable to agreements made in and wholly to be performed in that jurisdiction, except for matters arising under the Act or the 1934 Act, which matters shall be construed and interpreted in accordance with such laws.

14. Execution in Counterparts Permitted.  This Agreement may be executed in any number of counterparts, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one (1) instrument.

[INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of this ____ day of ________________, 2011.

ORBCOMM INC.
By:_________________________
Name:
Title:
ALANCO TECHNOLOGIES INC.
By:_________________________
Name:
Title:

TIMOTHY P. SLIFKIN _________________________

THOMAS A. ROBINSON _________________________

APPENDIX E

ALANCO TECHNOLOGIES, INC.

2011 STOCK INCENTIVE PLAN

SECTION 1. PURPOSE

The purpose of the Alanco Technologies, Inc. 2011 Stock Incentive Plan is to attract, retain and motivate employees, officers, directors, consultants, agents, advisors and independent contractors of the Company and its Related Companies by providing them the opportunity to acquire a proprietary interest in the Company and to align their interests and efforts to the long-term interests of the Company's stockholders.

SECTION 2. DEFINITIONS

Certain capitalized terms used in the Plan have the following meanings:

"Acquired Entity" means any entity acquired by the Company or a Related Company or with which the Company or a Related Company merges or combines.

"Acquisition Price" means the fair market value of the securities, cash or other property, or any combination thereof, receivable upon consummation of a Company Transaction in respect of a share of Common Stock.

"Award" means any Option, Stock Award, Restricted Stock, Performance Share, cash-based award or other incentive payable in cash or in shares of Common Stock as may be designated by the Committee from time to time.

"Board" means the Board of Directors of the Company.

"Cause," unless otherwise defined in the instrument evidencing an Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means dishonesty, fraud, serious or willful misconduct, unauthorized use or disclosure of confidential information or trade secrets, or conduct prohibited by law (except minor violations), in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Change in Control," unless the Committee determines otherwise with respect to an Award at the time the Award is granted, means the happening of any of the following events:

(a)  an acquisition by any Entity of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 40% or more of either (1) the then outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (2) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"), excluding, however, the following: (i) any acquisition directly from the Company, other than an acquisition by virtue of the exercise of a conversion privilege where the security being so converted was not acquired directly from the Company by the party exercising the conversion privilege; (ii) any acquisition by the Company; (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Related Company; or (iv) a Related Party Transaction; or

(b)  a change in the composition of the Board during any two-year period such that the individuals who, as of the beginning of such two-year period, constitute the Board (the"Incumbent Board") cease for any reason to constitute at least two-thirds of the Board; provided, however, that for purposes of this definition, any individual who becomes a member of the Board subsequent to the beginning of the two-year period, whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds of those individuals who are members of the Board and who were also members of the Incumbent Board (or deemed to be such pursuant to this proviso) shall be considered as though such individual were a member of the Incumbent Board; and provided further, however, that any such individual whose initial assumption of office occurs as a result of or in connection with an actual or threatened solicitation of proxies or consents by or on behalf of an Entity other than the Board shall not be considered a member of the Incumbent Board.

"Change in Control Exercise Period" has the meaning set forth in Section 14.3.3.

"Code" means the Internal Revenue Code of 1986, as amended from time to time.

"Committee" has the meaning set forth in Section 3.1.

"Common Stock" means the Class A common stock of the Company.

"Company" means Alanco Technologies, Inc., an Arizona corporation.

"Company Transaction," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means consummation of:

(a)  a merger or consolidation of the Company with or into any other company or other entity;

(b)  a sale in one transaction or a series of transactions undertaken with a common purpose of at least 50% of the Company's outstanding voting securities; or

(c)  a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all of the Company's assets.

Where a series of transactions undertaken with a common purpose is deemed to be a Company Transaction, the date of such Company Transaction shall be the date on which the last of such transactions is consummated.

"Compensation Committee" means the Compensation Committee of the Board.

"Covered Employee" means a "covered employee" as that term is defined for purposes of Section 162(m)(3) of the Code or any successor provision.

"Disability," unless otherwise defined by the Committee or in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means a mental or physical impairment of the Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of 12 months or more and that causes the Participant to be unable to perform his or her material duties for the Company or a Related Company and to be engaged in any substantial gainful activity, in each case as determined by the Company's chief human resources officer or other person performing that function or, in the case of directors and executive officers, the Compensation Committee, whose determination shall be conclusive and binding.

"Effective Date" has the meaning set forth in Section 18.

"Eligible Person" means any person eligible to receive an Award as set forth in Section 5.

"Entity" means any individual, entity or group (within the meaning of Section 13(d)(3) of the Exchange Act).

"Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

"Fair Market Value" means the average of the closing prices for the Common Stock on the NASDAQ Capital Market for the ten preceding trading days to the measuring date, unless determined otherwise by the Committee using such methods or procedures as it may establish.

"Grant Approval Date" means the date on which the Committee completes the corporate action authorizing the grant of an Award; provided, however, that the Grant Approval Date for an Award shall be on or before the Grant Date for such Award.

"Grant Date" means the later of (a) the date on which the Committee completes the corporate action authorizing the grant of an Award or such later date specified by the Committee and (b) the date on which all conditions precedent to an Award have been satisfied, provided that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

"Incentive Stock Option" means an Option granted with the intention that it qualify as an "incentive stock option" as that term is defined for purposes of Section 422 of the Code or any successor provision.

"Nonqualified Stock Option" means an Option other than an Incentive Stock Option.

"Option" means a right to purchase Common Stock granted under Section 7.

"Option Expiration Date" means the last day of the maximum term of the Option.

"Parent Company" means a company or other entity which as a result of a Company Transaction owns the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries.

"Participant" means any Eligible Person to whom an Award is granted.

"Performance Award" means an Award of Performance Shares or Performance Units granted under Section 11.

"Performance Criteria" has the meaning set forth in Section 15.1.

"Performance Share" means an Award of units denominated in shares of Common Stock granted under Section 10.1.

"Plan" means this Alanco Technologies, Inc. 2011 Stock Incentive Plan.

"Related Company" means any entity that is directly or indirectly controlled by, in control of or under common control with the Company.

"Related Party Transaction" means a Company Transaction pursuant to which:

(a)  the Entities who are the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Company Transaction will beneficially own, directly or indirectly, at least 50% of the outstanding shares of common stock, and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the Successor Company in substantially the same proportions as their ownership, immediately prior to such Company Transaction, of the Outstanding Company Common Stock and Outstanding Company Voting Securities;

(b)  no Entity (other than the Company, any employee benefit plan (or related trust) of the Company or a Related Company, the Successor Company or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, such Parent Company) will beneficially own, directly or indirectly, 40% or more of, respectively, the outstanding shares of common stock of the Successor Company or the combined voting power of the outstanding voting securities of the Successor Company entitled to vote generally in the election of directors unless such ownership resulted solely from ownership of securities of the Company prior to the Company Transaction; and

(c)  individuals who were members of the Incumbent Board will immediately after the consummation of the Company Transaction constitute at least a majority of the members of the board of directors of the Successor Company (or, if reference was made to equity ownership of any Parent Company for purposes of determining whether clause (a) above is satisfied in connection with the applicable Company Transaction, of the Parent Company).

"Restricted Stock" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which are subject to restrictions prescribed by the Committee.

"Retirement," unless otherwise defined in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, means "Retirement" as defined for purposes of the Plan by the Committee or the Company's chief human resources officer or other person performing that function or, if not so defined, means Termination of Service on or after the date the Participant reaches "normal retirement age," as that term is defined in Section 411(a)(8) of the Code.

"Securities Act" means the Securities Act of 1933, as amended from time to time.

"Stock Award" means an Award of shares of Common Stock granted under Section 9, the rights of ownership of which are not subject to restrictions prescribed by the Committee.

"Substitute Awards" means Awards granted or shares of Common Stock issued by the Company in substitution or exchange for awards previously granted by an Acquired Entity.

"Successor Company" means the surviving company, the successor company or Parent Company, as applicable, in connection with a Company Transaction.

"Termination of Service" means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including by reason of death. Disability or Retirement. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors and executive officers, by the Compensation Committee, whose determination shall be conclusive and binding. Transfer of a Participant's employment or service relationship between the Company and any Related Company shall not be considered a Termination of Service for purposes of an Award. Unless the Compensation Committee determines otherwise, a Termination of Service shall be deemed to occur if the Participant's employment or service relationship is with an entity that has ceased to be a Related Company.

"Vesting Commencement Date" means the Grant Date or such other date selected by the Committee as the date from which an Award begins to vest.

SECTION 3. ADMINISTRATION

3.1           Administration of the Plan

The Plan shall be administered by the Board or the Compensation Committee, which shall be composed of two or more directors, each of whom is a "non-employee director" within the meaning of Rule 16b-3(b)(3) promulgated under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission, an "outside director" within the meaning of Section 162(m) of the Code, or any successor provision thereto, and an "independent director" within the meaning of Nasdaq Marketplace Rule 5602(a)(2). Notwithstanding the foregoing, the Board may delegate responsibility for administering the Plan with respect to designated classes of Eligible Persons to different committees consisting of one or more members of the Board, subject to such limitations as the Board deems appropriate, except with respect to Awards to Participants who are subject to Section 15 of the Exchange Act or Awards granted pursuant to Section 15 of the Plan. Members of any committee shall serve for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board or the Compensation Committee may authorize one or more officers of the Company to grant Awards to designated classes of Eligible Persons, within limits specifically prescribed by the Board or the Compensation Committee; provided, however, that no such officer shall have or obtain authority to grant Awards to himself or herself or to any person subject to Section 16 of the Exchange Act. All references in the Plan to the "Committee" shall be, as applicable, to the Compensation Committee or any other committee or any officer to whom the Board or the Compensation Committee has delegated authority to administer the Plan.

3.2           Administration and Interpretation by Committee

(a) Except for the terms and conditions explicitly set forth in the Plan and to the extent permitted by applicable law, the Committee shall have full power and exclusive authority, subject to such orders or resolutions not inconsistent with the provisions of the Plan as may from time to time be adopted by the Board or a Committee composed of members of the Board, to: (i) select the Eligible Persons to whom Awards may from time to time be granted under the Plan; (ii) determine the type or types of Award to be granted to each Participant under the Plan; (iii) determine the number of shares of Common Stock to be covered by each Award granted under the Plan; (iv) determine the terms and conditions of any Award granted under the Plan; (v) approve the forms of notice or agreement for use under the Plan; (vi) determine whether, to what extent and under what circumstances Awards may be settled in cash, shares of Common Stock or other property or canceled or suspended; (vii) determine whether, to what extent and under what circumstances cash, shares of Common Stock, other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant; (viii) interpret and administer the Plan and any instrument evidencing an Award, notice or agreement executed or entered into under the Plan; (ix) establish such rules and regulations as it shall deem appropriate for the proper administration of the Plan; (x) delegate ministerial duties to such of the Company's employees as it so determines; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for administration of the Plan.

The Committee have the right, without further stockholder approval, to (i) cancel or amend outstanding Options for the purpose of repricing, replacing or regranting such Options with Options that have a purchase or grant price that is less than the purchase or grant price for the original Options, or (ii) issue an Option or amend an outstanding Option to provide for the grant or issuance of a new Option on exercise of the original Option. For this purpose, a "repricing" also means (A) any other action that is treated as a "repricing" under generally accepted accounting principles and (B) repurchasing for cash or canceling an Option at a time when its purchase or grant price is greater than the Fair Market Value of the underlying stock in exchange for another Award. Such cancellation and exchange would be considered a "repricing" regardless of whether it is treated as a "repricing" under generally accepted accounting principles and regardless of whether it is voluntary on the part of the Participant.

The effect on the vesting of an Award of a Company-approved leave of absence or a Participant's working less than full-time shall be determined by the Company's chief human resources officer or other person performing that function or, with respect to directors or executive officers, by the Compensation Committee, whose determination shall be final.

Decisions of the Committee shall be final, conclusive and binding on all persons, including the Company, any Participant, any stockholder and any Eligible Person. A majority of the members of the Committee may determine its actions.

SECTION 4. SHARES SUBJECT TO THE PLAN

4.1 Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 14.1, the number of shares of Common Stock available for issuance under the Plan shall be seven hundred and fifty thousand (750,000) shares. Shares issued under the Plan shall be drawn from authorized and unissued shares or shares now held or subsequently acquired by the Company as treasury shares.

4.2 Share Usage

Shares of Common Stock covered by an Award shall not be counted as used unless and until they are actually issued and delivered to a Participant. If any Award lapses, expires, terminates or is canceled prior to the issuance of shares thereunder or if shares of Common Stock are issued under the Plan to a Participant and thereafter are forfeited to or otherwise reacquired by the Company, the shares subject to such Awards and the forfeited or reacquired shares shall again be available for issuance under the Plan. Any shares of Common Stock (i) tendered by a Participant or retained by the Company as full or partial payment to the Company for the purchase price of an Award or to satisfy tax withholding obligations in connection with an Award, or (ii) covered by an Award that is settled in cash, or in a manner such that some or all of the shares of Common Stock covered by the Award are not issued, shall be available for Awards under the Plan.

The Committee shall also, without limitation, have the authority to grant Awards as an alternative to or as the form of payment for grants or rights earned or due under other compensation plans or arrangements of the Company.

Notwithstanding anything in the Plan to the contrary, the Committee may grant Substitute Awards under the Plan. Substitute Awards shall not reduce the number of shares authorized for issuance under the Plan. In the event that an Acquired Entity has shares available for awards or grants under one or more preexisting plans not adopted in contemplation of such acquisition or combination, then, to the extent determined by the Board or the Compensation Committee, the shares available for grant pursuant to the terms of such preexisting plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to holders of common stock of the entities that are parties to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock authorized for issuance under the Plan; provided, however, that Awards using such available shares shall not be made after the date awards or grants could have been made under the terms of such preexisting plans, absent the acquisition or combination, and shall only be made to individuals who were not employees or directors of the Company or a Related Company prior to such acquisition or combination. In the event that a written agreement between the Company and an Acquired Entity pursuant to which a merger or consolidation is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, those terms and conditions shall be deemed to be the action of the Committee without any further action by the Committee, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the persons holding such awards shall be deemed to be Participants.

SECTION 5. ELIGIBILITY

An Award may be granted to any employee, officer or director of the Company or a Related Company whom the Committee from time to time selects. An Award may also be granted to any consultant, agent, advisor or independent contractor for bona fide services rendered to the Company or any Related Company that (a) are not in connection with the offer and sale of the Company's securities in a capital-raising transaction and (b) do not directly or indirectly promote or maintain a market for the Company's securities.

SECTION 6. AWARDS

6.1           Form, Grant and Settlement of Awards

The Committee shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Such Awards may be granted either alone or in addition to or in tandem with any other type of Award. Any Award settlement may be subject to such conditions, restrictions and contingencies as the Committee shall determine.

6.2           Evidence of Awards

Awards granted under the Plan shall be evidenced by a written, including an electronic, notice or agreement that shall contain such terms, conditions, limitations and restrictions as the Committee shall deem advisable and that are not inconsistent with the Plan.

6.3           Deferrals

The Committee may permit or require a Participant to defer receipt of the payment of any Award if and to the extent set forth in the notice or agreement evidencing the Award at the time of grant. If any such deferral election is permitted or required, the Committee, in its sole discretion, shall establish rules and procedures for such payment deferrals, which may include the grant of additional Awards or provisions for the payment or crediting of interest or dividend equivalents, including converting such credits to deferred stock unit equivalents; provided, however, that the terms of any deferrals under this Section 6.3 shall comply with all applicable law, rules and regulations, including, without limitation. Section 409 A of the Code.

SECTION 7. OPTIONS

7.1           Grant of Options

The Committee may grant Options designated as Incentive Stock Options or Nonqualified Stock Options.

7.2           Option Exercise Price

The exercise price for shares purchased under an Option shall be at least 100% of the Fair Market Value on the Grant Date, except in the case of Substitute Awards. Notwithstanding the foregoing, the Committee, in its sole discretion, may establish an exercise price that is equal to the average of 100% of the Fair Market Value over a period of trading days not to exceed 30 days; provided, however, that any period of trading days used to calculate any such average shall commence on or after the Grant Approval Date of any Award for which such average is being used and shall end on or before the Grant Date.

7.3           Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of a Nonqualified Stock Option shall be ten years from the Grant Date or such shorter period as established for that Option by the Committee.

7.4           Exercise of Options

The Committee shall establish and set forth in each instrument that evidences an Option the time at which, or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Committee at any time. To the extent an Option has vested and become exercisable, the Option may be exercised in whole or from time to time in part by delivery to or as directed or approved by the Company of a properly executed stock option exercise agreement or notice, in a form and in accordance with procedures established by the Committee, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Committee, accompanied by payment in full as described in Sections 7.5 and 12. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Committee.

7.5           Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Committee for that purchase, which forms may include:

(a)  cash, check or wire transfer;

(b)  having the Company withhold shares of Common Stock that would otherwise be issued on exercise of the Option that have a Fair Market Value on the date of exercise of the Option equal to the exercise price of the Option and, if applicable, shares equal to or less than the withholding required by Section 11 hereof;

(c)  tendering (either actually or, so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act) shares of Common Stock owned by the Participant that on the day prior to the exercise date have an aggregate Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d)  so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, and to the extent permitted by law, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated or approved by the Company to deliver promptly to the Company the aggregate amount of proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e)  such other consideration as the Committee may permit.

7.6 Effect of Termination of Service

The Committee shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, after a Termination of Service, any of which provisions may be waived or modified by the Committee at any time.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, the terms and conditions of any Incentive Stock Options shall in addition comply in all respects with Section 422 of the Code, or any successor provision, and any applicable regulations thereunder.

SECTION 9. STOCK AWARDS AND RESTRICTED STOCK

9.1           Grant of Stock Awards and Restricted Stock

The Committee may grant Stock Awards and Restricted Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any, which may be based on continuous service with the Company or a Related Company or the achievement of any performance goals, as the Committee shall determine in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award.

9.2           Vesting of Restricted Stock

Upon the satisfaction of any terms, conditions and restrictions prescribed with respect to Restricted Stock, or upon a Participant's release from any terms, conditions and restrictions of Restricted Stock, as determined by the Committee, and subject to the provisions of Section 12, the shares of Restricted Stock covered by each Award of Restricted Stock shall become freely transferable by the Participant.

9.3           Waiver of Restrictions

Subject to Section 17.5, the Committee, in its sole discretion, may waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Restricted Stock under such circumstances and subject to such terms and conditions as the Committee shall deem appropriate.

SECTION 10. PERFORMANCE AWARDS

The Committee may grant Awards of Performance Shares, designate the Participants to whom Performance Shares are to be awarded and determine the number of Performance Shares and the terms and conditions of each such Award. Performance Shares shall consist of a unit valued by reference to a designated number of shares of Common Stock, the value of which may be paid to the Participant by delivery of shares of Common Stock or, if set forth in the instrument evidencing the Award, of such property as the Committee shall determine, including, without limitation, cash, shares of Common Stock, other property, or any combination thereof, upon the attainment of performance goals, as established by the Committee, and other terms and conditions specified by the Committee. Subject to Section 17.5, the amount to be paid under an Award of Performance Shares may be adjusted on the basis of such further consideration as the Committee shall determine in its sole discretion.

SECTION 11. OTHER STOCK OR CASH-BASED AWARDS

Subject to the terms of the Plan and such other terms and conditions as the Committee deems appropriate, the Committee may grant other incentives payable in cash or in shares of Common Stock under the Plan.

SECTION 12. WITHHOLDING

The Company may require the Participant to pay to the Company the amount of (a) any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award ("tax withholding obligations") and (b) any amounts due from the Participant to the Company or to any Related Company ("other obligations"). The Company shall not be required to issue any shares of Common Stock or otherwise settle an Award under the Plan until such tax withholding obligations and other obligations are satisfied.

The Committee may permit or require a Participant to satisfy all or part of the Participant's tax withholding obligations and other obligations by (a) paying cash to the Company, (b) having the Company withhold an amount from any cash amounts otherwise due or to become due from the Company to the Participant, (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to the Participant (or become vested, in the case of Restricted Stock) having a Fair Market Value equal to the tax withholding obligations and other obligations, or (d) surrendering a number of shares of Common Stock the Participant already owns having a value equal to the tax withholding obligations and other obligations. The value of the shares so withheld may not exceed the employer's minimum required tax withholding rate.

SECTION 13. ASSIGNABILITY

No Award or interest in an Award may be sold, assigned, pledged (as collateral for a loan or as security for the performance of an obligation or for any other purpose) or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, except to the extent the Participant designates one or more beneficiaries on a Company-approved form who may exercise the Award or receive payment under the Award after the Participant's death. During a Participant's lifetime, an Award may be exercised only by the Participant. Notwithstanding the foregoing and to the extent permitted by Section 422 of the Code, the Committee, in its sole discretion, may permit a Participant to assign or transfer an Award subject to such terms and conditions as the Committee shall specify; provided, however, that under no circumstances shall an Award be transferable for value or consideration.

SECTION 14. ADJUSTMENTS

14.1 Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company's corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or (b) new, different or additional securities of the Company or any other company being received by the holders of shares of Common Stock, then the Committee shall make proportional adjustments in: (i) the maximum number and kind of securities available for issuance under the Plan; (ii) the maximum number and kind of securities issuable as Incentive Stock Options as set forth in Section 4.2; (iii) the maximum number and kind of securities set forth in Section 4.3; (iv) the maximum numbers and kind of securities set forth in Section 16.3; and (v) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Committee, as to the terms of any of the foregoing adjustments shall be conclusive and binding.

Notwithstanding the foregoing, the issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services rendered, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, outstanding Awards. Also notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 14.1 but shall be governed by Sections 14.2 and 14.3, respectively.

14.2           Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Committee in its sole discretion. Awards shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a vesting condition, forfeiture provision or repurchase right applicable to an Award has not been waived by the Committee, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

14.3           Company Transaction; Change in Control

14.3.1	Effect of a Company Transaction That Is Not a Change in Control or a Related Party Transaction

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Company Transaction that is not (a) a Change in Control or (b) a Related Party Transaction:

(i) All outstanding Awards, other than Performance Shares and Performance Units, shall become fully and immediately exercisable, and all applicable deferral and restriction limitations or forfeiture provisions shall lapse, immediately prior to the Company Transaction and shall terminate effective at the effective time of the Company Transaction, if and to the extent such Awards are not converted, assumed or replaced by the Successor Company. For the purposes of this Section 14.3.1, an Award shall be considered converted, assumed or replaced by the Successor Company if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Award immediately prior to the Company Transaction, the consideration (whether stock, cash or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Committee may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Committee, and its determination shall be conclusive and binding.

(ii) All Performance Shares or Performance Units earned and outstanding as of the date the Company Transaction is determined to have occurred shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any remaining Performance Shares or Performance Units (including any applicable performance period) for which the payout level has not been determined shall be prorated at the target payout level up to and including the date of such Company Transaction and shall be payable in full at the target level in accordance with the payout schedule pursuant to the Award agreement. Any existing deferrals or other restrictions not waived by the Committee in its sole discretion shall remain in effect.

(iii) Notwithstanding the foregoing, the Committee, in its sole discretion, may instead provide that a Participant's outstanding Awards shall terminate upon or immediately prior to such Company Transaction and that such Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (x) the value of the per share consideration received by holders of Common Stock in the Company Transaction, or, in the event the Company Transaction is one of the transactions listed under subsection (c) in the definition of

Company Transaction or otherwise does not result in direct receipt of consideration by holders of Common Stock, the value of the deemed per share consideration received, in each case as determined by the Committee in its sole discretion, multiplied by the number of shares of Common Stock subject to such outstanding Awards (to the extent then vested and exercisable or whether or not then vested and exercisable, as determined by the Committee in its sole discretion) exceeds (y) if applicable, the respective aggregate exercise price or grant price for such Award.

14.3.2	Effect of a Change in Control

Notwithstanding any other provision of the Plan to the contrary, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, services or other agreement between the Participant and the Company or a Related Company, in the event of a Change in Control:

(a)  any Options outstanding as of the date such Change in Control is determined to have occurred, and which are not then exercisable and vested, shall become fully exercisable and vested to the full extent of the original grant;

(b)  any restrictions and deferral limitations applicable to any Restricted Stock or Stock Units shall lapse, and such Restricted Stock or Stock Units shall become free of all restrictions and limitations and become fully vested and transferable to the full extent of the original grant;

(c)  all Performance Shares and Performance Units shall be considered to be earned at the target level and payable in full, any deferral or other restriction shall lapse and such Performance Shares and Performance Units shall be immediately settled or distributed; and

(d)  any restrictions and deferral limitations and other conditions applicable to any other Awards shall lapse, and such other Awards shall become free of all restrictions, limitations or conditions and become fully vested and transferable to the full extent of the original grant.

14.3.3	Change in Control Cash-Out

Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Change in Control Exercise Period"), if the Committee shall so determine at, or at any time after, the time of grant, a Participant holding an Option, Restricted Stock or Performance Share, shall have the right, whether or not the Award is fully vested and/or exercisable and without regard to any deferral or other restriction and in lieu of the payment of the purchase price for the shares of Common Stock being purchased under an Option, to elect by giving notice to the Company within the Change in Control Exercise Period to surrender all or part of the Award to the Company and to receive cash, within 30 days of such notice:

(a)  for an Option,  in an amount equal to the amount by which the Acquisition Price per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option; and

(b)  for a Restricted Stock or Performance Share, in an amount equal to the Acquisition Price per share of Common Stock under the Restricted Stock or Performance Share, multiplied by the number of shares of Common Stock granted under the Award as to which the right granted under this Section 14.3.3 shall have been exercised.

14.4 Further Adjustment of Awards

Subject to Sections 14.2 and 14.3, the Committee shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change in control of the Company, as defined by the Committee, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Committee may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Committee may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change in control that is the reason for such action.

14.5           No Limitations

The grant of Awards shall in no way affect the Company's right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

14.6           Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

14.7           Section 409A of the Code

Notwithstanding anything in this Plan to the contrary, (a) any adjustments made pursuant to this Section 14 or any other amendments to Awards that are considered "deferred compensation" within the meaning of Section 409 A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to this Section 14 or any other amendments to Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as to ensure that after such adjustment or amendment the Awards either (i) continue not to be subject to Section 409A of the Code or (ii) comply with the requirements of Section 409A of the Code; and (c) in any event, the Plan Administrator shall not have the authority to make any adjustments pursuant to this Section 14 or to otherwise amend and Award to the extent the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code at the time of grant to be subject thereto.

SECTION 15. CODE SECTION 162(m) PROVISIONS

Notwithstanding any other provision of the Plan, if the Committee determines, at the time Awards are granted to a Participant who is, or is likely to be as of the end of the tax year in which the Company would claim a tax deduction in connection with such Award, a Covered Employee, then the Committee may provide that this Section 15 is applicable to such Award.

15.1 Performance Criteria

If an Award is subject to this Section 15, then the lapsing of restrictions thereon and the distribution of cash, shares of Common Stock or other property pursuant thereto, as applicable, shall be subject to the achievement of one or more objective performance goals established by the Committee, which shall be based on the attainment of specified levels of one of or any combination of the following "performance criteria" for the Company as a whole or any business unit of the Company, as reported or calculated by the Company: cash flows (including, but not limited to, operating cash flow, free cash flow or cash flow return on capital); working capital; earnings per share; book value per share; operating income (including or excluding depreciation, amortization, extraordinary items, restructuring charges or other expenses); revenues; operating margins; return on assets; return on equity; debt; debt plus equity; market or economic value added; stock price appreciation; total stockholder return; cost control; strategic initiatives; market share; net income; return on invested capital; improvements in capital structure; or customer satisfaction, employee satisfaction, services performance, subscriber, cash management or asset management metrics (together, the "Performance Criteria"). Such performance goals also may be based on the achievement of specified levels of Company performance (or performance of an applicable affiliate or business unit of the Company) under one or more of the Performance Criteria described above relative to the performance of other corporations. Such performance goals shall be set by the Committee within the time period prescribed by, and shall otherwise comply with the requirements of Section 162(m) of the Code, or any successor provision thereto, and the regulations thereunder.

The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a performance period: asset write downs; litigation or claim judgments or settlements; the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; any reorganization and restructuring programs; extraordinary nonrecurring items as described in Accounting Principles Board Opinion No. 30 and/or in Management's Discussion and Analysis of Financial Condition and Results of Operations appearing in the Company's annual report to shareholders for the applicable year; acquisitions or divestitures; foreign exchange gains and losses; and gains and losses on asset sales. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of the exemption under Section 162(m) of the Code.

15.2           Adjustment of Awards

Notwithstanding any provision of the Plan other than Section 14, with respect to any Award that is subject to this Section 15, the Committee may adjust downwards, but not upwards, the amount payable pursuant to such Award, and the Committee may not waive the achievement of the applicable performance goals except in the case of the death or disability of the Covered Employee.

15.3           Limitations

Subject to adjustment from time to time as provided in Section 14.1, no Covered Employee may be granted Awards other than Performance Shares subject to this Section 16 in any calendar year period with respect to more than a maximum dollar value payable with respect to Performance Units or other Awards payable in cash subject to this Section 15 granted to any Covered Employee in any one calendar year is $10,000,000.

The Committee shall have the power to impose such other restrictions on Awards subject to this Section 15 as it may deem necessary or appropriate to ensure that such Awards satisfy all requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code, or any successor provision thereto.

SECTION 16. AMENDMENT AND TERMINATION

16.1           Amendment, Suspension or Termination

The Board or the Compensation Committee may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that, to the extent required by applicable law, regulation or stock exchange rule, stockholder approval shall be required for any amendment to the Plan; and provided, further, that any amendment that requires shareholder approval may be made only by the Board. Subject to Section 16.3, the Committee may amend the terms of any outstanding Award, prospectively or retroactively.

16.2           Term of the Plan

Unless sooner terminated as provided herein, the Plan shall terminate ten years from the Effective Date. After the Plan is terminated, no future Awards may be granted, but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan's terms and conditions.  Notwithstanding the foregoing, no Incentive Stock Options may be granted more than ten years after the later of (a) the Effective Date and (b) the approval by the stockholders of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

16.3           Consent of Participant

The amendment, suspension or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without the Participant's consent, materially adversely affect any rights under any Award theretofore granted to the Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of the Participant, be made in a manner so as to constitute a "modification" that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Section 14 shall not be subject to these restrictions.

Subject to Section 17.5, the Board shall have broad authority to amend the Plan or any outstanding Award without the consent of a Participant to the extent the Board deems necessary or advisable to (i) comply with, or take into account, changes in applicable tax laws, securities laws, accounting rules and other applicable law, rules and regulations or (ii) to ensure that an Award is not subject to additional taxes, interest or penalties under Section 409A of the Code.

SECTION 17. GENERAL

17.1	No Individual Rights

No individual or Participant shall have any claim to be granted any Award under the Plan, and the Company has no obligation for uniformity of treatment of Participants under the Plan.

Furthermore, nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant's employment or other relationship at any time, with or without cause.

17.2           Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company's counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act or the laws of any state or foreign jurisdiction) and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under the Securities Act, or to register or qualify under the laws of any state or foreign jurisdiction, any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) the Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for the Participant's own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by the Participant as may from time to time be necessary to comply with the federal, state and foreign securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Committee may also require the Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

17.3           Indemnification

Each person who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Section 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability or expense that may be imposed upon or reasonably incurred by such person in connection with or resulting from any claim, action, suit or proceeding to which such person may be a party or in which such person may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by such person in settlement thereof, with the Company's approval, or paid by such person in satisfaction of any judgment in any such claim, action, suit or proceeding against such person; provided, however, that such person shall give the Company an opportunity, at its own expense, to handle and defend the same before such person undertakes to handle and defend it on such person's own behalf, unless such loss, cost, liability or expense is a result of such person's own willful misconduct or except as expressly provided by statute.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such person may be entitled under the Company's certificate of incorporation or bylaws, as a matter of law, or otherwise, or of any power that the Company may have to indemnify or hold harmless.

17.4           No Rights as a Stockholder

No Award, other than a Stock Award, shall entitle the Participant to any cash dividend, voting or other right of a stockholder unless and until the date of issuance under the Plan of the shares that are the subject of such Award.

17.5           Compliance With Laws and Regulations

In interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an "incentive stock option" within the meaning of Section 422 of the Code.

Any Award granted pursuant to the Plan is intended to comply with the requirements of Section 409A of the Code, including any applicable regulations and guidance issued thereunder, and including transition guidance, to the extent Section 409A of the Code is applicable thereto and the terms of the Plan and any Award granted under the Plan shall be interpreted, operated and administered in a manner consistent with this intention to the extent the Company deems necessary to comply with Section 409A of the Code and any official guidance issued thereunder. Notwithstanding any other provision in the Plan, the Company, to the extent it deems necessary or advisable in its sole discretion, reserves the right, but shall not be required, to unilaterally amend or modify the Plan and any Award granted under the Plan so that the Award qualifies for exemption from or complies with Section 409A of the Code; provided, however, that the Company makes no representations that the Awards shall be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409 A of the Code from applying to Awards granted under the Plan. Also notwithstanding the foregoing, if at the time of a scheduled vesting date for an Award granted under the Plan that is subject to Section 409A of the Code the Participant is a "specified employee" of the Company within the meaning of that term under Section 409A of the Code and as determined by the Company, and payment would be treated as a payment made on "separation from service" within the meaning of that term under Section 409A of the Code, then, if such delayed commencement is otherwise required in order to avoid a prohibited distribution under Section 409 A of the Code, the payment shall be delayed until the date which is six months after the date of such separation from service or, if earlier, the date of the Participant's death.

17.6           Participants in Other Countries or Jurisdictions

Without amending the Plan, the Committee may grant Awards to Eligible Persons who are foreign nationals on such terms and conditions different from those specified in the Plan as may, in the judgment of the Committee, be necessary or desirable to foster and promote achievement of the purposes of the Plan and shall have the authority to adopt such modifications, procedures, subplans and the like as may be necessary or desirable to comply with provisions of the laws or regulations of other countries or jurisdictions in which the Company or any Related Company may operate or have employees to ensure the viability of the benefits from Awards granted to Participants employed in such countries or jurisdictions, meet the requirements that permit the Plan to operate in a qualified or tax-efficient manner, comply with applicable foreign laws or regulations and meet the objectives of the Plan.

17.7           No Trust or Fund

The Plan is intended to constitute an "unfunded" plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

17.8           Successors

All obligations of the Company under the Plan with respect to Awards shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all the business and/or assets of the Company.

17.9           Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any person, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Committee's determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

17.10           Choice of Law and Venue

The Plan, all Awards granted thereunder and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Arizona without giving effect to principles of conflicts of law. Participants irrevocably consent to the nonexclusive jurisdiction and venue of the state and federal courts located in the State of Arizona.

17.11           Legal Requirements

The granting of Awards and the issuance of shares of Common Stock under the Plan are subject to all applicable laws, rules and regulations and to such approvals by any governmental agencies or national securities exchanges as may be required.

SECTION 18. EFFECTIVE DATE

The effective date (the "Effective Date") is the date on which the Plan is approved by the stockholders of the Company. If the stockholders of the Company do not approve the Plan within 12 months after the Board's adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX F

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 10-K

_ X   ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended June 30, 2010
Commission file number 0-9347

     ALANCO TECHNOLOGIES, INC.
(Exact name of small business issuer as specified in its charter)

Arizona                                                        86-0220694
(State or other jurisdiction of                          (I.R.S. Employer
Incorporation or organization)                     Identification No.)

15575 North 83rd Way, Suite 3, Scottsdale, AZ 85260
(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number: (480) 607-1010

Securities registered pursuant to Section 12(b) of the Act:  None
Securities registered pursuant to Section 12(g) of the Act

COMMON STOCK
(Title of Class)

Indicate by check mark if the registrant is a well-known seasoned issuer, as defined in Rule 405 of the Securities Act.
   ___ Yes     X   No

Indicate by check mark if the registrant is not required to file reports pursuant to Section 13 or Section 15(d) of the Act.
 ____ Yes    X   No

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.    X   Yes   ___ No

Indicate by check mark whether the registrant has submitted electronically and posted on its corporate Web site, if any, every Interactive Data File required to be submitted and posted pursuant to Rule 405 of Regulation S-T (232.405 of this chapter) during the preceding 12 months (or for such shorter period that the registrant was required to submit and post such files).
 X    Yes   ____No

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of registrant’s knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.    X   Yes   ___ No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer  ___      Accelerated filer  ___    Non-accelerated filer  ___    Smaller reporting company       X
(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
___           Yes             X              No

State the aggregate market value, based upon the closing price of the Common Stock as quoted on NASDAQ, of the voting stock held by non-affiliates of the registrant:  $8,512,000 as of Company's second fiscal quarter ended December 31, 2009.

Indicate the number of shares outstanding of each of the registrant’s classes of common stock, as of the latest practicable date:
As of September 28, 2010 there were 5,208,300 shares, net of treasury shares, of common stock outstanding.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Except for historical information, the statements contained herein are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.  The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” ”should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Company are intended to identify forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.   From time to time, the Company may publish or otherwise make available forward-looking statements of this nature.  All such forward-looking statements are based on the expectations of management when made and are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, the following factors, among others, that could affect the outcome of the Company's forward-looking statements: general economic and market conditions; reduced demand for information technology equipment; competitive pricing and difficulty managing product costs; development of new technologies which make the Company's products obsolete; rapid industry changes; failure by the Company's suppliers to meet quality or delivery requirements; the inability to attract, hire and retain key personnel; failure of an acquired business to further the Company's strategies; the difficulty of integrating an acquired business; undetected problems in the Company's products; the failure of the Company's intellectual property to be adequately protected; unforeseen litigation; unfavorable result of current pending litigation; the ability to maintain sufficient liquidity in order to support operations; the ability to maintain satisfactory relationships with lenders and to remain in compliance with financial loan covenants and other requirements under current banking agreements; the ability to maintain satisfactory relationships with suppliers; federal and/or state regulatory and legislative actions; customer preferences and spending patterns; the ability to implement or adjust to new technologies and the ability to secure and maintain key contracts and relationships.  New risk factors emerge from time to time and it is not possible  to accurately predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any risk factor, or combination of risk factors, may cause results to differ materially from those contained in any forward-looking statements. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements or the risk factors described in this Annual Report or in the documents we incorporate by reference, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Annual Report on Form 10-K.

PART I

ITEM 1. BUSINESS

GENERAL DEVELOPMENT OF BUSINESS

Alanco Technologies, Inc. was incorporated in 1969 under the laws of the State of Arizona.  Unless otherwise noted, the "Company" or “Alanco” refers to Alanco Technologies, Inc. and its wholly owned subsidiaries.  Alanco (Nasdaq: ALAN) is a provider of advanced information technology solutions with the Company’s operations for fiscal year ended June 30, 2010 divided into three business segments (two of which are classified as discontinued operations) including: (i) RFID Technology – incorporating design, production, marketing and distribution of RFID (Radio Frequency Identification) tracking technology, (ii) Wireless Asset Management – incorporating the design, production, marketing, distribution and monitoring of wireless asset management products, primarily for the transportation industry, and (iii) Data Storage – incorporating the manufacturing, marketing and distribution of data storage products.  At June 30, 2009 the Company had classified its Data Storage segment as Assets Held for Sale and during FY 2010 the Company added the RFID Technology segment.  At June 30, 2010, the Wireless Asset Management segment was the only segment classified as continuing operations as the RFID Technology segment and the Data Storage segment were classified as Assets Held for Sale.  Operating results for both the Data Storage and RFID Technology segments are presented as discontinued operations.

The June 30, 2006 acquisition of StarTrak Systems, LLC (“StarTrak”), a Delaware LLC located in Morris Plains, New Jersey, added Wireless Asset Management, a business segment described as a provider of wireless cellular and GPS tracking and monitoring services, which are offered on a monthly subscription basis to various industry segments.  StarTrak’s primary  focus is the refrigerated or “Reefer” segment of the transport industry, providing the dominant share of all wireless tracking, monitoring and control services to this market segment.

The Company acquired its RFID (Radio Frequency Identification) tracking technology known as the TSI PRISM system in May 2002 through the acquisition of the operations of Technology Systems International, Inc., a Nevada corporation (“TSIN”).  The Company entered the data storage market through its acquisition of Excel/Meridian Data, Inc., a manufacturer of attached storage devices and other storage related products for mid-range organizations.  Excel/Meridian Data, Inc. was sold in the third fiscal quarter ended March 31, 2010.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

RECENT BUSINESS DEVELOPMENTS

The Company announced on August 26, 2010 that the Board of Directors had elected to effect a 1 for 8 reverse split that was effective on Friday, August 27, 2010, when the Company’s common stock began trading on a post split-adjusted basis under the interim trading symbol “ALAND” for a period of 20 days, after which the Company’s trading symbol returned to “ALAN”.  (The Company again began trading under the trading symbol “ALAN” on September 27, 2010.)  The Company had previously received authority from its shareholders to effect a reverse split at a ratio within a specified range, if and as determined by the Board of Directors, in order to maintain NASDAQ listing.

As a result of the reverse split, each eight (8) shares of the Company’s Class A Common Stock outstanding at the time of the reverse split was automatically reclassified and changed into one share of common stock, and the total number of common shares outstanding were reduced from approximately 41.7 million shares to approximately 5.2 million shares post split.  The reverse stock split resulted in the same adjustment to the Company’s outstanding stock options and securities reserved for issuance under its current incentive plans.   No fractional shares were issued in connection with the reverse stock split.  Upon surrender of their stock certificates, shareholders have received, or will receive, cash in lieu of the fractional shares to which they would otherwise be entitled.  All per share amounts and outstanding shares, including all common stock equivalents (stock options, warrants and convertible securities) have been restated in the Consolidated Financial Statements, the Notes to the Consolidated Financial Statements and the loss per share for all periods presented to reflect the reverse stock split.

On August 18, 2010, the Company announced the divestiture of Alanco/TSI PRISM, Inc. (“TSI”) operations with the sale of assets and business of TSI to Black Creek Integrated Systems Corp., a private company located in Irondale, Alabama.  The transaction, which closed on August 17, 2010, consisted of approximately $2 million in cash, and a potential earn-out, not valued in the transaction, that could approach five hundred thousand to one million dollars.  With the previously announced (March 19, 2010) sale of the Company’s data storage operation, the transaction marks the completion of the Company’s asset divestiture program and redeployment of resources to focus upon growth of the Company’s StarTrak wireless asset management business.  The divestiture program significantly improved Alanco’s financial position by reducing secured debt and eliminating the large operating losses associated with the divested businesses.

DESCRIPTION OF CONTINUING OPERATIONS

WIRELESS ASSET MANAGEMENT

The Company’s Wireless Asset Management business segment was established by the acquisition, effective June 30, 2006, of StarTrak Systems, LLC (“StarTrak”), a privately held Delaware LLC located in Morris Plains, New Jersey.  StarTrak is a leading provider of wireless cellular, satellite and GPS tracking and monitoring services which are offered on a monthly subscription basis to various transportation industry segments.  The Company’s primary focus is currently the refrigerated or “Reefer” segment of the transport industry.  StarTrak provides the dominant share of all wireless tracking, monitoring and control services to this market segment.

Marketing – StarTrak markets its wireless tracking and subscription data services in the United States, both through dealers and the Company’s direct sales representatives.  The primary focus of the marketing effort has been directed at the domestic refrigerated transport market and the reefer equipment providers.  The Company is also expanding international sales opportunities and expects that segment to grow as well.

Raw Materials – The Wireless Asset Management segment utilizes various domestic suppliers for materials, parts and assembly used to manufacture its hardware products and a number of suppliers for its air time purchases, both cellular and satellite, required to provide its data services.  For fiscal year ended June 30, 2010, one provider of parts and assembly accounted for 26% of total segment purchases and one vendor who provides satellite air time accounted for 30% of total purchases.  During fiscal 2009, one provider of parts and assembly accounted for 21% of total purchases and one vendor who provides satellite air time accounted for 27% of total purchases.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

The Company anticipates the Wireless Asset Management segment will utilize various domestic subcontractors in the future for materials and parts used to manufacture its products; however, certain vendors may represent more than 10% of total purchases.  Additional suppliers are generally available at competitive pricing levels and we anticipate concentration of purchases will decrease as new products are introduced and volumes increase.  The Company does not foresee any future significant shortages or substantial price increases that cannot be recovered from its customers.

Competitive Conditions - StarTrak is the dominant provider of wireless tracking and monitoring services that offers a subscription program targeted to the refrigerated or “Reefer” segment of the transport industry.  There are other companies marketing tracking services to the general transport industry; however, to our knowledge, none have the capability of providing integration with the major manufacturers’ “Reefer” electronic systems that allows for the monitoring of various sensor data for control of such equipment on a real-time basis.

Employees - The Company’s Wireless Asset Management segment employed forty-three full-time and part-time employees as of June 30, 2010 and thirty-six full-time and part-time employees as of June 30, 2009.

Seasonality of Business - Location and tracking products have minimal seasonality.  However, many of the products in this segment are marketed to commercial customers that are affected by annual budget schedules and economic conditions. Further, high asset utilization during the summer months can cause some seasonal effects on deployment of units.

Dependence Upon Key Customers – StarTrak has numerous end customers, many of which chose to purchase StarTrak products from two primary OEM refrigerator equipment suppliers.  StarTrak is the only vendor currently providing the two OEMs with tracking and monitoring products for the refrigerated or Reefer segment of the transport industry.  Additionally, the company delivered product and provided subscription services under a contract with a major customer that amounted to 26.2% and 30.0% of segment revenue for fiscal years ended 2010 and 2009, respectively.

Backlog Orders - The Company operates using order contracts that it considers to be firm.  Under this method, the Company had unfulfilled contracts as of June 30, 2010 and 2009 of approximately $9.0 and $8.5 million, respectively.

Research & Development - The Company estimates it incurred approximately $300,000 in research and development expenditures, recorded as selling, general and administrative expenses, in both fiscal years 2010 and 2009.

ITEM 1A.  RISK FACTORS

An investment in Alanco involves a high degree of risk. In addition to the other information included in this Form 10-K, you should carefully consider the following risk factors in determining whether or not to purchase shares of Alanco Class A Common Stock.  These matters should be considered in conjunction with the other information included or incorporated by reference in this filing.  This Form 10-K contains statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements appear in a number of places and include statements regarding the intent, belief or current expectations of our management, directors or officers primarily with respect to our future operating performance.  Prospective purchasers of our securities are cautioned that these forward-looking statements are not guarantees of future performance and involve risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of various factors.  The information set out below, identifies important factors that could cause such differences.  See “Safe Harbor Statements Under the Private Securities Litigation Reform Act of 1995.”

We may not be able to reach the sales goals anticipated from the StarTrak Systems acquisition.  We acquired the operations of StarTrak Systems, LLC (“StarTrak”) effective June 30, 2006.  StarTrak is a leading provider of wireless tracking and subscription data services to the transportation industry, with a focus upon the refrigerated or “Reefer” segment of the transport industry.  StarTrak provides wireless (including GPS, cellular and radio) tracking, monitoring and control services to this market.  We are anticipating significant revenue growth from sales of StarTrak products in the transportation market.  We do not have experience in the transportation market, and there is no certainty that we will be able to capture the required market share for StarTrak to achieve its anticipated financial success.  The StarTrak system is currently being marketed to the transportation market as a tool to increase efficiency and reduce costs of the refrigerated supply chain by wireless monitoring and control of critical Reefer data, including GPS location, cargo temperatures and Reefer fuel levels.  Although StarTrak is the dominant provider for tracking, management and control services of the refrigeration transport market and is currently the only tracking system, to the best of our knowledge, which is able to provide direct interaction with the customer allowing for remote adjustments of variables controlled by the unit, there are other tracking/monitoring systems being marketed to the refrigerated transport industry.  There is no certainty that the transportation industry will adopt this technology broadly enough for us to reach our marketing projections.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

The loss of key StarTrak personnel would have a negative impact on our StarTrak business and technology development.  Our StarTrak technology is reliant on key personnel who developed and understand the technology.  We have short-term contracts with some key personnel, but have no assurance that such personnel will remain with the Company on a long-term basis.  The loss of the services of those key technology personnel could have an adverse effect on the business, operating results and financial condition of our company.

Worsening general economic conditions may negatively affect our potential customers’ ability and willingness to purchase the products sold by our Company.   StarTrak relies on a strong economy to support technology spending by our customers.    Previous deterioration in general economic conditions resulted in reduced spending by our customers for our products.  We have the ability to reduce overhead to assist in offsetting reduced sales volume; however, if the economic conditions were to deteriorate, we could experience a material adverse impact on our business, operating results, and financial conditions.

Acts of domestic terrorism and war have impacted general economic conditions and may impact the industry and our ability to operate profitably.  On September 11, 2001, acts of terrorism occurred in New York City and Washington, D.C.  On October 7, 2001, the United States launched military actions on Afghanistan, and in 2003 launched military attacks on Iraq with ongoing operations in both areas.  As a result of those terrorist acts and military actions, there has been a disruption in general economic activity.  There may be other consequences resulting from those acts of terrorism, and any others which may occur in the future, including civil disturbance, war, riot, epidemics, public demonstration, explosion, freight embargoes, governmental action, governmental delay, restraint or inaction, quarantine restrictions, unavailability of capital, equipment, personnel, which we may not be able to anticipate.  These terrorist acts and acts of war may continue to impact the economy, and in turn, reduce the demand for our products and services, which would harm our ability to make a profit.

The Company may not have sufficient capital to meet its liquidity needs if we are not able to carry out our fiscal year 2011 operating plan; Uncertainty of proceeds and additional financing.  The Company incurred significant losses during fiscal year 2010 and fiscal year 2009 and has experienced significant losses in prior years.  Although management cannot assure that future operations will be profitable or that additional debt and/or equity capital will be raised, we believe that, based on our fiscal 2011 operating plan, cash flow and additional funding sources will be adequate to meet our anticipated future requirements for working capital expenditures, scheduled lease payments and scheduled payments of principal and interest on our indebtedness.  We will need to materially reduce expenses, or raise additional funds through public or private debt or equity financing, or both, if the revenue and cash flow elements of our 2011 operating plan are not met.  If we need to seek additional financing to meet working capital requirements, there can be no assurance that additional financing will be available on terms acceptable to us, or at all.  If adequate funds are not available or are not available on acceptable terms, our business, operating results, financial condition and ability to continue operations will be materially adversely affected.

If we raise additional funds through the sale of stock, our existing Alanco shareholders will experience dilution and may be subject to newly issued senior securities. If additional funds are raised through the issuance of equity securities, the percentage ownership of the then current shareholders of the Company will be reduced, and such equity securities may have rights, preferences or privileges senior to those of the holders of Class A Common Stock.

Our StarTrak intellectual property protection may not be sufficient to maintain the value of such property rights.  Our primary business strategy is to develop StarTrak business opportunities.  The long-term success of this strategy depends in part upon StarTrak’s  intellectual property.  Although we are not currently aware of any conflicting technology rights that we deem a material issue, third parties may hold United States or foreign patents which may be asserted in the future against StarTrak, and there is no assurance that any license that might be required under such patents could be obtained on commercially reasonable terms, or otherwise.  Our competitors may also independently develop technologies that are substantially equivalent or superior to our technology.  In addition, the laws of some foreign countries do not protect our proprietary rights to the same extent as the laws of the United States.

Our efforts to prohibit others from infringing upon  StarTrak’s  intellectual property may not be adequate.  Despite our efforts to safeguard and maintain our proprietary rights both in the United States and abroad, there can be no assurance that we will be successful in doing so or that the steps taken by us in this regard will be adequate to deter infringement, misuse, misappropriation or independent third-party development of our technology or intellectual property rights or to prevent an unauthorized third party from copying or otherwise obtaining and using our products or technology.  Litigation may also become necessary to defend or enforce our proprietary rights.  Any of such events could have a negative impact on our competitive position in the markets we serve.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

The loss of key corporate or subsidiary executives would have a negative effect on our Company.  Our performance is substantially dependent on the services and performance of our executive officers and key employees.  The loss of the services of any of our executive officers or key employees could have a material adverse effect on our business, operating results and financial condition due to their extensive industry specific knowledge and comprehensive operating plans for the Company.  Our future success will depend on our ability to attract, integrate, motivate and retain qualified technical, sales, operations and managerial personnel.  At June 30, 2010, none of our executive officers are bound by an employment agreement, and none are covered by key-man insurance.

Additional competitors to StarTrak may arise that could affect the future projected StarTrak business.  Although StarTrak currently is the dominant provider of tracking, management and control services of refrigeration transport Reefer units, it can be expected that if, and to the extent that, the demand for the StarTrak technology increases, the number of competitors will likely increase.  Increasing competition could adversely affect the amount of new business we are able to attract, the rates we are able to charge for our services and/or products, or both.

We may not be able to maintain NASDAQ listing if we are unable to keep our stock price above the minimum $1.00 bid price per share.  Our Class A Common Stock at June 30, 2010 traded on the NASDAQ Capital Market under the symbol “ALAN.”  However, there can be no assurance that an active trading market in our Class A Common Stock will be available at any particular future time.

The Company was notified by NASDAQ on September 15, 2009 that the Company failed to comply with the minimum bid price of $1.00 per share requirement for continued listing as set forth in NASDAQ Marketplace Rule 4310 (c) (4) (the “Rule”).  Therefore in accordance with the Rule, the Company was provided 180 calendar days or until March 15, 2010, to regain compliance.

On March 19, 2010, the Company announced that it had received a Staff Determination letter from NASDAQ indicating that the Company had not complied with the minimum bid price requirements for continued listing as set forth in NASDAQ Listing Rule 55509(a)(2) (the “Rule”), and that its securities may be subject to delisting from the NASDAQ Capital Market.  Under the Rule, the Company appealed the Staff determination and requested a hearing before the NASDAQ Hearing Panel (the “Panel”).  Under NASDAQ Listing Rules, a request for a hearing stays the delisting action pending the issuance of a written determination by the Panel.  As a result of the appeal, the NASDAQ Hearing Panel determined the Company was in full compliance with all other NASDAQ continuing listing requirements and granted an extension until September 13, 2010 to regain the minimum NASDAQ bid price requirements of $1.00 per share.

The Company announced on August 26, 2010 that its Board of Directors had elected to effect a 1 for 8 reverse stock split that became effective on Friday, August 27, 2010, when the Company’s common stock began trading on a post split-adjusted basis under the interim trading symbol “ALAND” for a period of 20 days, after which the Company’s trading symbol returned to “ALAN”.  The Company had previously received authority from its shareholders to affect a reverse split at a ratio within a specified range to maintain its NASDAQ listing.

On September 15, 2010, the Company announced that it had received notification from NASDAQ that the Company has regained compliance with the minimum $1.00 per share bid price requirement for continued listing, and further, that the Company complies with all other applicable standards for continuing listing of its securities on the NASDAQ Stock Market.

There can be no assurance that the Company’s stock will continue to trade above the minimum NASDAQ $1.00 per share bid requirement, or that the Company will be able to maintain listing requirements in the future, resulting in additional notifications that delisting may occur.

The Company does not anticipate payment of dividends on Common Stock.  We do not anticipate that we will pay cash dividends on our Class A Common Stock in the foreseeable future.  The payment of dividends by us will depend on our earnings, financial condition, and such other factors, as our Board of Directors may consider relevant.  We currently plan to retain earnings to provide for the development of our business.

Our articles of incorporation and Arizona law may have the effect of making it more expensive or more difficult for a third party to acquire, or to acquire control of, us.  Our articles of incorporation make it possible for our Board of Directors to issue preferred stock with voting or other rights that could impede the success of any attempt to change control of us.  Arizona law prohibits a publicly held Arizona corporation from engaging in certain business combinations with certain persons, who acquire our securities with the intent of engaging in a business combination, unless the proposed transaction is approved in a prescribed manner.  This provision has the effect of discouraging transactions not approved by our Board of Directors as required by the statute which may discourage third parties from attempting to acquire us or to acquire control of us even if the attempt would result in a premium over market price for the shares of common stock held by our stockholders.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Certain provisions in our Alanco shareholder rights plan may discourage a takeover attempt.  We have implemented a shareholder rights plan which could make an unsolicited takeover of our company more difficult.  As a result, shareholders holding a controlling block of shares may be deprived of the opportunity to sell their shares to potential acquirers at a premium over prevailing market prices.  This potential inability to obtain a premium could reduce the market price of our common stock.

The market price of Alanco Class A Common Stock may fluctuate significantly in response to a number of factors, some of which are beyond our control.  These factors include:

•	progress of our products through development and marketing;

•	announcements of technological innovations or new products by us or our competitors;

•	government regulatory action affecting our products or competitors' products in both the United States and foreign countries;

•	developments or disputes concerning patent or proprietary rights;

•	actual or anticipated fluctuations in our operating results;

•	loss of a major lender;

•	the loss of key management or technical personnel;

•	the loss of major customers or suppliers;

•	the outcome of any future litigation;

•	changes in our financial estimates by securities analysts;

•	general market conditions for emerging growth and technology companies;

•	broad market fluctuations;

•	recovery from natural disasters; and

•	economic conditions in the United States or abroad.

Future sales of Alanco Class A Common Stock in the public market could adversely affect our stock price and our ability to raise funds in new equity offerings. We cannot predict the effect, if any, those future sales of shares of our common stock or the availability for future sale of shares of our common stock or securities convertible into or exercisable for our common stock will have on the market price of our common stock prevailing from time to time.  For example, the availability of the shares covered by S-3 registration statements for sale, or of common stock by our existing stockholders under Rule 144, or the perception that such sales could occur, could adversely affect prevailing market prices for our common stock and could materially impair our future ability to raise capital through an offering of equity securities.

ITEM 1B.  UNRESOLVED STAFF COMMENTS

None.

ITEM 2. PROPERTIES

At June 30, 2010, the Company’s corporate office and the ATSI operation were located in an approximate 9,300 square foot leased facility in Scottsdale, Arizona.  On May 25, 2010, Alanco/TSI executed an extension of the current lease through July 31, 2011.  The extension allowed TSI to defer a portion of the rent and CAM charges currently due and to reduce the square footage by 3,428 square feet to 5,864 effective August 1, 2010.  As a result, the monthly base rent, CAM and taxes were reduced effective August 1, 2010 from $14,924 per month to $5,755 per month, excluding any deferred amounts.  In addition, TSI shall have the right to terminate the lease after July 31, 2010 in the event that TSI is sold or the technology is licensed to a non-related third party, provided that TSI gives the landlord written notice of its intent to terminate the lease no less than three (3) months prior to the optional termination date.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Startrak Systems, LLC, is currently occupying approximately 14,000 square feet of an office/manufacturing facility located in Morris Plains, New Jersey.  StarTrak signed the new lease in February 2008 and moved into the new facility in November 2008.  The lease will expire on October 31, 2018.

ITEM 3. LEGAL PROCEEDINGS

Legal Proceedings - The Company’s subsidiary, StarTrak Systems, has recently been made a defendant concerning certain patent infringement claims as follows:

Arrivalstar S.A, et all. v. StarTrak Systems, LLC, et al.  Case No.: 4:10-CV-0033.  This action is a patent infringement action venued in the United States District Court for the Northern District of Indiana.  StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.  StarTrak is represented in this matter by the firm Holland & Knight, 131 South Dearborn Street, 30th Floor, Chicago, IL 60603.

Innovative Global Systems LLC v. StarTrak Systems, LLC, et al.  Case No.: 6:10-CV-00327.  This action is another patent infringement action venued in the United States District Court for the Eastern District of Texas.  Again, StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.  StarTrak is represented in this matter by the firm Novak Druce & Quigg, LLP, 1000 Louisiana Street, Fifty Third Floor, Houston, Texas 77002.

Both of these lawsuits are quite early in the discovery stage and StarTrak’s counsel have not had the opportunity to form an opinion concerning the likely outcome.  However, the Company’s management believes that the suits are without merit and the Company will vigorously defend itself in the matters.

The Company may also, from time to time, be involved in litigation arising from the normal course of business.  As of June 30, 2010 there was no such litigation pending deemed material by the Company.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No matters were submitted to a vote of the Shareholders during the fourth quarter of fiscal year ended June 30, 2010.

PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON EQUITY,  RELATED
                STOCKHOLDER MATTERS AND ISSUERS PURCHASES OF EQUITY SECURITIES

Alanco's common stock is traded on the Nasdaq Capital Market under the symbol "ALAN."

The following table sets forth high and low sale prices adjusted for the reverse stock split for each fiscal quarter for the last two fiscal years.  Such quotations represent inter-dealer prices without retail mark-ups, markdowns, or commissions and, accordingly, may not represent actual transactions.

	Fiscal 2010		Fiscal 2009
Quarter Ended	High	Low	High	Low

September 30	$ 4.58	$ 2.80	$ 11.76	$8.00
December 31	$ 5.12	$ 2.24	$ 8.96	$2.72
March 31	$ 2.96	$ 1.84	$ 5.76	$1.28
June 30	$ 4.72	$ 1.60	$ 10.04	$2.24

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

As of June 30, 2010 and 2009 Alanco had approximately 1,000 holders of record of its Class A Common Stock.  This does not include beneficial owners holding shares in street name.

The Company issued a total of 104,500 shares of its Class A Common Stock during fiscal year ended June 30, 2009.   Of those shares, 31,400 shares were issued in connection with the exercise of employee stock options and warrants, 32,600 were issued as payment of Series D Preferred Stock dividends, 15,000 shares were issued for the acquisition of certain assets and liabilities of MicroLogic, Inc. and 25,500 shares were issued for services.

During the fiscal year ended June 30, 2010, the Company issued 609,500 shares of its Class A Common Stock, including 376,900 issued for payment on notes, 45,500 as payment of Series D Preferred Stock dividends, 8,700 shares issued for services and 178,400 shares issued in a Private Offering.

Alanco has paid no Common Stock cash dividends and has no current plans to do so.  During fiscal year ended June 30, 2010, holders of Series B Convertible Preferred Stock received “paid-in-kind” dividends during fiscal year ended June 30, 2010 of 10,500 shares, valued at $104,000.  Holders of Series D Convertible Preferred Stock received, in addition to the 45,500 shares of common stock discussed above, “paid-in-kind” dividends of 17,800 shares valued at $178,500 and holders of Series E Convertible Preferred received $30,700 in cash dividends during fiscal year ended June 30, 2010.

ITEM 6. SELECTED FINANCIAL DATA

Not applicable.

ITEM 7. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
               AND RESULTS OF OPERATIONS

Critical Accounting Policies

“Management’s Discussion and Analysis of Financial Condition and Results of Operations” discusses our consolidated financial statements that have been prepared in accordance with accounting principles generally accepted in the United States of America.  The preparation of these financial statements requires us to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period.  On an on-going basis, we evaluate our estimates and judgments, including those related to revenue recognition, valuation allowances for inventory and receivables, estimated fair value of stock based compensation, warranty reserves, percentage of completion method of accounting, income and expense recognition, realization of deferred tax assets and investments, and impairment of long-lived and intangible assets.  We base our estimates and judgments on historical experience and on various other factors that are believed to be reasonable under the circumstances.  The result of these estimates and judgments form the basis for making conclusions about the carrying value of assets and liabilities that are not readily apparent from other sources.  Actual results may differ from these estimates under different assumptions or conditions.

The SEC suggests that all registrants list their most “critical accounting policies” in Management’s Discussion and Analysis.  A critical accounting policy is one which is both important to the portrayal of the Company’s financial condition and results and requires management’s most difficult, subjective or complex judgments, often as a result of the need to make estimates about the effect of matters that are inherently uncertain.  Management has identified the critical accounting policies presented below as those accounting policies that affect its more significant judgments and estimates in the preparation of its consolidated financial statements.  The Company’s Audit Committee has reviewed and approved the critical accounting policies identified.

These policies include, but are not limited to, revenue recognition, the carrying value of goodwill and other intangible assets, estimates related to the valuation of inventory and receivables and the ultimate resolution of the current StarTrak litigation that is more fully discussed in Item 3, Legal Proceedings.

Results of Operations

In accordance with accounting principles generally accepted in the United States of America, the Company is reporting revenues for fiscal years ended June 30, 2010 and 2009 from StarTrak Systems, LLC, its Wireless Asset Management segment. The RFID Technology and Data Storage segments, reported as operating segments in prior years, are reported as discontinued operations on the accompanying financial statements.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

The following table is a summary of the results of operations and other financial information by major segment:

	Wireless	DISCONTINUED OPERATIONS
	Asset	RFID	Data
	Management	Technology	Storage	Total
Fiscal year 2010
Sales	$14,632,400	$829,400	$974,100	$1,803,500
Cost of Goods Sold	8,664,400	756,300	653,100	1,409,400
Gross Profit	5,968,000	73,100	321,000	394,100

Gross Margin	40.8%	8.8%	33.0%	21.9%

Selling, General & Administrative	5,779,500	1,574,900	388,600	1,963,500
Corporate Expense	946,300	-	-	-
Impairment charge	-	4,500,000	373,700	4,873,700
Stock based compensation expense	400,300	35,700	3,600	39,300
Depreciation and Amortization	534,900	68,000	18,200	86,200
Total Selling, General & Administrative	7,661,000	6,178,600	784,100	6,962,700
Operating Income (Loss)	$(1,693,000)	$(6,105,500)	$(463,100)	$(6,568,600)

Fiscal year 2009
Sales	$13,633,600	$5,468,400	$2,157,100	$7,625,500
Cost of Goods Sold	9,686,100	3,540,200	1,571,600	5,111,800
Gross Profit	3,947,500	1,928,200	585,500	2,513,700

Gross Margin	29.0%	35.3%	27.1%	33.0%

Selling, General & Administrative	5,171,700	1,545,600	947,400	2,493,000
Corporate Expense	915,800	-	-	-
Stock based compensation expense	1,412,400	58,900	9,300	68,200
Depreciation and Amortization	500,400	84,400	20,200	104,600
	8,000,300	1,688,900	976,900	2,665,800
Operating Income (Loss)	$(4,052,800)	$239,300	$(391,400)	$(152,100)

Sales
Reported net sales from continuing operations for fiscal year 2010 were $14,632,400, a 7.3% increase when compared to $13,633,600 reported for fiscal year 2009.  The sales increase for the year resulted primarily from increased product demand in the refrigerated truck/trailer market and increases in the data services revenue as more units are monitored under monitoring contracts.

 Sales for the fourth quarter of fiscal year 2010 amounted to $4,202,500, a 32.4% increase when compared to $3,173,300 reported for the comparable quarter of the prior fiscal year.  Although revenues on a quarter to quarter comparison may fluctuate, management believes that increases in hardware sales and monitoring revenues will continue to increase in fiscal year ended June 30, 2011 through new product introductions and increased market penetration.

If the RFID Technology and Data Storage segments had been included in the consolidated operating results, consolidated sales for the year ended June 30, 2010 would have been $16,435,900 compared to $21,259,100 for fiscal year ended June 30, 2009, a decrease of $4,823,200, or 22.7%.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Gross Profit

The Company reported gross profit for fiscal year 2010 of $5,968,000 (40.8% of sales), an increase of $2,020,500 or 51.2%, when compared to $3,947,500 (29.0% of sales) for the prior year.  The improvement in gross margin resulted from improved margins in sales for both hardware products and monitoring services.  The increase in both gross profit and gross margin was due primarily to reduced warranty costs related to an early version of ReeferTrak product shipments that negatively affected margins, and the completion of low margin hardware sales in the prior year required to convert several major customers from analog to digital products.  Gross margin can be impacted by economic conditions and specific market pressures.  As a result, the change in gross margin reported for the current period is not considered to be a trend. Management does expect fiscal year gross margins will continue to improve compared to the same periods in the prior year, although the gross margin improvement may not be as significant as was reported for the year ended June 30, 2010.

If the RFID Technology and Data Storage segments had been included in consolidated operating results, consolidated gross profit for the year ended June 30, 2010 would have increased to $6,362,100 (38.7% of sales), a decrease of $99,100, or 1.5%, compared to $6,461,200 that would have been reported for the same period of the prior year.

Selling, General & Administrative Expense

Fiscal year 2010 total Selling, general and administrative (SG&A) expense, including stock based compensation expense and depreciation and amortization decreased to $7,661,000, a decrease of $339,300, or  4.2%, when compared to $8,000,300 reported for fiscal year 2009.  The decrease resulted primarily from a decrease in reported stock based compensation from $1,412,400 in fiscal year 2009 to $400,300 in the current fiscal year due to the FYE 2009 election to change certain amortization assumptions ($135,000), change stock option vesting for Company directors and officers ($700,000) and to reprice certain employee stock options ($166,900) for a total cost of approximately $1 million.

SG&A expense, excluding corporate expense, stock based compensation and depreciation and amortization actually increased by $607,800, or 11.8%, to $5,779,500 from $5,171,700 reported for fiscal year ended June 30, 2009 due to increases in sales and marketing, engineering and administrative expenses.  Corporate expenses increased to $946,300, an increase of $30,500, or 3.3%, compared to $915,800 reported for fiscal year ended June 30, 2009.  Stock based compensation for the year ended June 30, 2010 decreased significantly to $400,300, a decrease of $1,012,100, or 71.7% from $1,412,400 for the year ended June 30, 2009 as discussed above, and depreciation and amortization increased slightly to $534,900, a 6.9% increase from the $500,400 reported in the previous year.

If the discontinued operations had been included in consolidated operating results, total SG&A expenses for the year ended June 30, 2010 would have been $14,623,700, an increase of $3,957,600, or 37.1% when compared to $10,666,100 that would have been reported in fiscal year 2009.  The increase resulted from $4,873,700 in impairment charges recorded during the current fiscal year to reduce the value of Assets Held for Sale.  Excluding the impairment charges, total SG&A expense for the current fiscal year would have decreased $916,100 from $10,666,100 reported in fiscal year ended June 30, 2009 to $9,750,000 reported in the fiscal year ended June 30, 2010.

Operating Loss

The operating loss for fiscal year ended June 30, 2010 was ($1,693,000), a $2,359,800, or 58%, improvement when compared to the operating loss for the prior fiscal year of ($4,052,800).  The significant improvement in operating loss was due primarily to improved gross profit margins on both hardware product sales and monitoring services revenue.  If the discontinued operations had been included in the consolidated operating results, consolidated operating loss for the year ended June 30, 2010 would have been ($8,261,600), an increase of ($4,056,700), a 96% increase when compared to the operating loss (including discontinued operations) of ($4,204,900), primarily due to the previously discussed impairment charges of $4,873,700 recorded in fiscal year ended June 30, 2010.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Loss From Continuing Operations

The loss from continuing operations for the fiscal year ended June 30, 2010 was ($2,558,800), a $2,737,600 improvement when compared to the loss from continuing operations of ($5,296,400) reported for fiscal year ended June 30, 2009.   The decrease in loss from continuing operations resulted from the improvement in reported operating loss for the current fiscal year discussed above, a decrease in interest expense from $900,700 in fiscal year 2009 to $862,300 in the current fiscal year due to a fiscal year 2009 interest charge of $216,000 related to a prepayment on the ComVest term loan, and the reduction of other expense of $339,400, from ($342,900) in fiscal year 2009 to ($3,500) in the current fiscal year, due to a $345,100 charge recorded during fiscal year 2009 to reduce the estimated value of the Company’s investment in TSIN.

The operations of TSI were acquired in May of 2002 by the issuance of 2.4 million (post October 16, 2006 reverse split) shares of the Company’s Class A Common Stock and the assumptions of certain specific liabilities.  In anticipation of the transaction, the Company had acquired approximately 8.9% of the then outstanding shares of TSIN.  TSIN had stated it was its intent to liquidate enough shares of the Alanco stock to pay off all TSIN liabilities and to distribute the remaining Alanco shares to the TSIN stockholders.  To reflect the 8.9% investment in TSIN subsequent to the acquisition, the Company estimated that approximately 2.25 million shares would be remaining after payment of all TSIN liabilities and that an 8.9% ownership would receive approximately 200,000 shares upon distribution.  Therefore, the Company recorded 200,000 treasury shares valued at market price on the transaction date.

On January 30, 2003, a shareholder of TSIN filed suit naming as defendants the Company and its wholly owned subsidiary, ATSI.  The complaint set forth various allegations and sought damages arising out of the Company's acquisition of substantially all of the assets of TSIN.  Eventually, the lawsuit was transferred to TSIN who became the plaintiff and continued the legal process until September 2007 when the parties to the lawsuit entered into a Settlement Agreement.  From 2003 through September 2007, TSIN incurred significant legal expenses associated with the lawsuit, forcing TSIN to sell a significant portion of the Alanco shares held, thereby reducing the number of Alanco shares available to TSIN shareholders upon distribution.  To reflect that reduction in investment value of the Company’s 8.9% ownership in TSIN, the Company, during fiscal year ended June 30, 2009, reduced the estimated number of treasury shares to be acquired upon distribution from 200,000 shares to 16,000 shares and recorded a charge to other expenses of $345,100.

Loss From Discontinued Operations

The loss from discontinued operations represents the operating results for the Data Storage and RFID Technology segments which have been classified as Assets Held for Sale.  The Data Storage operations were sold in the third quarter ended March 31, 2010 and the RFID Technology segment was sold subsequent to June 30, 2010 in the first quarter of fiscal year ended June 30, 2011.  For the fiscal year ended June 30, 2010 the loss from discontinued operations was ($6,568,600) or ($1.53) per share compared to a loss from discontinued operations of   ($152,100), or ($.04) per share.  $4,873,700, or ($1.13) per share of the increased loss from discontinued operations related to impairment charges recorded in fiscal year ended June 30, 2010.

EBITDAS

The Company believes that (loss) earnings before net interest expense, income taxes, depreciation and amortization of intangible assets and stock-based compensation (EBITDAS), is an important measure used by management to measure performance.  EBITDAS may also be used by certain investors to compare and analyze our operating results between accounting periods.  However, EBITDAS should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with GAAP, or as a measure of our performance or liquidity.  EBITDAS for Alanco’s fiscal year 2010 represents a loss of ($761,300) compared to a loss of ($2,482,800) for the same period of the prior year.  EBITDA before stock-based compensation decreased to ($1,161,600) compared to ($3,895,300) reported in the prior period an improvement of $2,733,700 or 70%.  Reconciliation between EBITDAS and Loss From Continuing Operations is presented below:

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

EBITDA RECONCILIATION TO LOSS FROM CONTINUING OPERATIONS

	Fiscal Years Ended
	June 30, 2010	June 30, 2009
EBITDA before Stock-based compensation	$(761,300)	$(2,482,800)

Stock-based compensation	(400,300)	(1,412,500)

EBITDA	$(1,161,600)	$(3,895,300)

Net interest expense	(862,300)	(900,700)
Depreciation and amortization	(534,900)	(500,400)

LOSS FROM CONTINUING OPERATIONS	$(2,558,800)	$(5,296,400)

Dividends

Preferred Stock dividends expensed during fiscal year 2010 amounted to $385,300, including preferred stock dividends of $200,000 paid in-kind, $81,000 paid in Class A Common Stock, $17,200 paid by note payable, $30,700 paid in cash and $56,400 accrued but unpaid at June 30, 2010.  The $385,300 in preferred dividend expense was a significant decrease compared to Preferred Stock dividends of $478,200 paid in the prior year.  The decrease is due to the conversion of approximately $1.7 million of Series D into Notes Payable in November 2009 and therefore the elimination of associated dividends.  See Note 12 – Shareholders’ Equity for additional discussion of Preferred Stock transactions.

Net Loss Attributable to Common Stockholders

Consolidated net loss attributable to Common stockholders for fiscal year ended June 30, 2010 was ($9,512,700), or ($2.22) per share, an increase of 60.5% when compared to a net loss attributable to Common stockholders of ($5,926,700), or ($1.49) per share, for the prior year.

     Any new FASB Accounting Standards Codification updates affecting the Company are disclosed in the "Notes to Consolidated Financial Statements" included under Item 8 to this Form 10-K.

Liquidity and Capital Resources

The Company’s current liabilities exceeded its current assets by $3,388,900 at June 30, 2010, representing a current ratio of .67 to 1.  At June 30, 2009 the Company's current assets exceeded current liabilities by $5,209,500 and  reflected a current ratio of 1.74 to 1.  The deterioration in current ratio at June 30, 2010 versus June 30, 2009 resulted from Operating Losses during the twelve-month period, including $4,873,700 in impairment charges, and the recording of all notes payable at June 30, 2010 as current due to the January 1, 2011 maturity date of the line of credit agreement with a balance at June 30, 2010 of $5.7 million with the Anderson Trust.  The Company is committed to either retire the balance or extend the due date of the loan.

     Net cash used in operating activities for the fiscal year ended June 30, 2010 was ($3,686,700) compared with net cash used in operating activities for the prior fiscal year of ($1,476,500).  The increase of ($2,210,200) resulted primarily from an increase in accounts receivable of $190,900 during the current fiscal year (compared to a accounts receivable decrease of $487,600 in the prior period), an increase of $304,400 in inventories in fiscal year 2010 compared to a $1.9 million increase in the prior year and an approximate $1.5 million reduction in accounts payable and accrued liabilities compared to an increase in the prior year of $117,800.  See "Liquidity and Capital Resources" below for management's discussion of major items affecting the Consolidated Statement of Cash Flows.

Consolidated accounts receivable at June 30, 2010 of $2,493,900, fifty-five days’ sales in receivables, reflects an increase of $190,900, or 8.3%, compared to the $2,303,000, forty days’ sales in receivables, reported at the end of fiscal year 2009.  The increase in days’ sales was reported in all segments.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

The Wireless Asset Management segment reported an Accounts Receivable balance at June 30, 2010 of $2,289,000, or 91.8% of the current fiscal year end consolidated balance, compared to 64.5% of the consolidated balance at the prior fiscal year end.  The $2,289,000 June 30, 2010 balance for the Wireless Asset Management segment represented fifty-seven days’ sales compared to an accounts receivable balance at June 30, 2009 of $1,484,600, representing forty days’ sales.  The increase in days’ sales resulted from an increase in Accounts Receivable resulting from a 32.4% increase in the fourth quarter sales as compared to the same quarter in the prior fiscal year.

Receivables for the Data Storage segment decreased by $11,500, or 14.1%, and RFID Technology segment decreased by $601,900, or 81.7%.  The Data Storage segment accounts receivable balance at June 30, 2010 of $70,000 represented twenty-six days’ sales in receivables compared to $81,500 or fourteen days, at fiscal year end 2009.  The increase in days’ sales in receivables for the Data Storage segment is due to the balance due by the purchaser of the Data Storage segment.  Days’ sales for the RFID Technology segment, fifty-nine days at June 30, 2010 is higher than the forty-nine days at June 30, 2009 and is primarily due to contract holdback which was received subsequent to year end.

Consolidated inventories at June 30, 2010, excluding inventory presented as “Assets Held for Sale,” amounted to $1,222,500, an increase of $132,200, or 9.8%, when compared to $1,354,700 at June 30, 2009.  The Wireless Asset Management segment inventory of $1,222,500 at June 30, 2010 represents an inventory turnover of 7.1 as compared to 7.0 for the prior fiscal year end.  If the RFID Technology and Data Storage segments were included in consolidated inventories, the inventory at June 30, 2010 would amount to $2,133,400, a decrease of $728,600, or 25.5% as compared to $2,862,000 as of June 30, 2009.  The RFID Technology segment inventory decreased to $860,900 at June 30, 2010, a decrease of $119,100, or 12.2% when compared to $980,000 in the prior year.  The decrease reflects shipments on contracts in progress during the fiscal year.  The Data Storage inventory at June 30, 2010 amounted to $50,000, a decrease of $477,200, or 90.5% when compared to inventory at June 30, 2009 of $527,200.  The decrease is reflective of the sale of Data Storage segment assets during the quarter ended March 31, 2010.

Net cash provided from investing activities during the current year was $24,300 compared to net cash used in investing activities in fiscal 2009 of ($325,700), a decrease in net cash used in investing activities of $350,000.   The current year decrease was due primarily to leasehold improvements, equipment and furniture and fixtures purchased for the new StarTrak office/production facilities in Morris Plains, NJ during the fiscal year 2009.

Net cash provided by financing activities during fiscal year ended June 30, 2010 amounted to $3,649,400, an increase of $2,160,800 compared to $1,488,600 for the fiscal year ended June 30, 2009.  During fiscal year 2010, the Company raised over $3.1 million through the sale of preferred stock, an increase of $1,346,900 compared to approximate $1.8 million in net proceeds from the sale of preferred stock during the fiscal year ended June 30, 2009.  In addition, during fiscal 2010 the Company increased its borrowings, net of repayments, by $264,400 compared to 2009 when the Company’s repayments, net of borrowing, amounted to $377,700, resulting in a total change in Net cash provided by financing activities of $642,100.

At June 30, 2010, the Company had a $5.7 million line of credit balance under a $5.7 million line of credit agreement with a private trust controlled by Mr. Donald Anderson, owner of approximately 8.6% of the Company's Class A Common Stock and a member of the Company's Board of Directors, that was last amended in November 2009.  Under the amended agreement, which matures on January 1, 2011, the Company must maintain a minimum outstanding balance under the line of $2.5 million and pay interest at prime plus 3% (6.25% at June 30, 2010) on the outstanding balance up to $2 million and 12% on any balance in excess of $2 million.  Under the Agreement, the lender has the unilateral right to reduce the line of credit to any amounts equal to or in excess of $1,500,000 upon ninety (90) days written notice to the Company.  The credit limit under the Agreement shall be reduced to $4.7 million upon the sale by the Company of any material portion of its assets.  In addition, $1,000,000 of the outstanding balance is convertible into Class A Common Stock of the Company at a price of $10.00 per share.  Interest payments made under the Agreement amount to $439,200 and $220,800 in fiscal years ended June 30, 2010 and 2009, respectively.  The Anderson Trust was also paid $18,700 in interest under a separate $500,000 note payable that was transferred to the line of credit agreement during the year.  The Company is committed to either retire the balance or extend the due date of the loan.  See Note 7 - Line of Credit and Notes Payable to the consolidated financial statements for additional discussion on the line of credit agreement.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

                Although management cannot assure that future operations will achieve projections, or that additional debt and/or equity will not be required, we believe our cash balances at year end, operating projections, and working capital that we plan on raising during the year, may provide adequate capital resources to maintain operations for the next year.  If additional working capital is required during fiscal 2011 and not obtained through additional long-term debt, equity capital or operations, it could adversely affect future operations.  Management has historically been successful in obtaining financing and has demonstrated the ability to implement a number of cost-cutting initiatives to reduce working capital needs.  Accordingly, the accompanying consolidated financial statements have been prepared assuming the Company will continue to operate and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.  As a result, the Company’s independent registered public accounting firm has included an explanatory paragraph in their audit opinion on the consolidated financial statements of the Company for the fiscal year ended June 30, 2010 discussing the substantial doubt of the Company's ability to continue as a going concern.

ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable.

Product and Environmental Contingencies

The Company is not aware of any material liabilities, either product or environmental related.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See Consolidated Financial Statements.
Index to Financial Statements

Report of Independent Registered Public Accounting Firm . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	205
Consolidated Balance Sheets As of June 30, 2010 and 2009. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	206
Consolidated Statements of Operations For the Years Ended June 30, 2010 and 2009. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	207
Consolidated Statement of Changes in Shareholders' Equity
For the Years Ended June 30, 2010 and 2009. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	208
Consolidated Statements of Cash Flows For the Years Ended June 30, 2010 and 2009 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	209
Notes to Consolidated Financial Statements . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .	210

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Shareholders
Alanco Technologies, Inc. and Subsidiaries

We have audited the accompanying consolidated balance sheets of Alanco Technologies, Inc. and Subsidiaries as of June 30, 2010 and 2009, and the related consolidated statements of operations, changes in shareholders' equity, and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement.  The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Alanco Technologies, Inc. and Subsidiaries as of June 30, 2010 and 2009 and the results of its operations, changes in shareholders' equity, and its cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern.  As discussed in Note 3 to the consolidated financial statements, the Company has suffered recurring losses from operations, anticipates additional losses in the next year, and has insufficient working capital as of June 30, 2010 to fund the anticipated losses.  These conditions raise substantial doubt about the Company’s ability to continue as a going concern.  Management’s plans in regard to these matters are also described in Note 3. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Semple, Marchal & Cooper, LLP
Certified Public Accountants

Phoenix, Arizona
October 6, 2010

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS
AS OF JUNE 30,

ASSETS	2010	2009
CURRENT ASSETS
Cash and cash equivalents	$400,500	$413,500
Accounts receivable, net	2,493,900	2,303,000
Inventories, net	1,222,500	1,354,800
Assets held for sale	1,971,000	7,574,100
Prepaid expenses and other current assets	654,700	631,100
Total current assets	6,742,600	12,276,500

PROPERTY, PLANT AND EQUIPMENT, NET	233,800	320,900

OTHER ASSETS
Goodwill	12,575,400	12,575,400
Other intangible assets, net	770,200	1,201,100
Other assets	174,200	344,900
Total other assets	13,519,800	14,121,400
TOTAL ASSETS	$20,496,200	$26,718,800

LIABILITIES AND EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$1,917,100	$2,539,300
Dividends payable	56,400	106,500
Notes payable, current	6,328,000	1,716,500
Capital leases, current	18,100	15,100
Customer advances	4,500	192,900
Liabilities related to assets held for sale	1,498,100	2,248,400
Deferred revenue, current	309,300	248,300
Total current liabilities	10,131,500	7,067,000

LONG-TERM LIABILITIES
Notes payable, long-term	-	3,394,700
Deferred reveue, long-term	375,500	256,000
Capital leases, long-term	5,000	23,200
TOTAL LIABILITIES	10,512,000	10,740,900

Preferred Stock - Series B Convertible - 500,000 shares authorized,
111,200 and 100,700 issued and outstanding, respectively	1,098,500	994,500

SHAREHOLDERS' EQUITY
Preferred Stock
Preferred Stock - Series D Convertible, 500,000 shares authorized	1,333,800	2,847,700
134,200 and 285,500 issued and outstanding, respectively
Preferred Stock - Series E Convertible - 750,000 shares authorized,
735,000 and 15,000 shares issued and outstanding at June 30, 2010 and 2009, respectively	3,210,900	67,500
Common Stock
Class A - 75,000,000 shares authorized, 4,665,500 and 4,056,000 shares, net of
2,000 treasury shares at a cost of $30,000, outstanding at June 30, 2010 and 2009, respectively.	107,355,700	105,570,200
Class B - 25,000,000 shares authorized and 0 shares issued and outstanding	-	-

Accumulated deficit	(103,014,700)	(93,502,000)
Total shareholders' equity	8,885,700	14,983,400

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$20,496,200	$26,718,800

See accompanying notes to the consolidated financial statements

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED JUNE 30,

	2010	2009
NET SALES	$14,632,400	$13,633,600

Cost of goods sold	8,664,400	9,686,100

GROSS PROFIT	5,968,000	3,947,500

Selling, general and administrative expenses	5,779,500	5,171,700
Corporate expense	946,300	915,800
Amortization of stock-based compensation	400,300	1,412,400
Depreciation and amortization	534,900	500,400
OPERATING LOSS	(1,693,000)	(4,052,800)

OTHER INCOME & EXPENSES
Interest expense, net	(862,300)	(900,700)
Other income (expense), net	(3,500)	(342,900)
LOSS FROM CONTINUING OPERATIONS	(2,558,800)	(5,296,400)

DISCONTINUED OPERATIONS
Impairment charge	(4,873,700)	-
Loss from discontinued operations	(1,694,900)	(152,100)
LOSS FROM DISCONTINUED OPERATIONS	(6,568,600)	(152,100)

NET LOSS	(9,127,400)	(5,448,500)

Preferred stock dividends	(385,300)	(478,200)
NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$(9,512,700)	$(5,926,700)

NET LOSS PER SHARE - BASIC AND DILUTED
Continuing operations	$(0.60)	$(1.33)
Discontinued operations	$(1.53)	$(0.04)
Preferred stock dividends	$(0.09)	$(0.12)
Net loss attributable to common stockholders	$(2.22)	$(1.49)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	4,295,100	3,973,700

See accompanying notes to the consolidated financial statements

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE YEARS ENDED JUNE 30, 2010 AND 2009

					CONVERTIBLE		CONVERTIBLE
					PREFERRED STOCK		PREFERRED STOCK
	COMMON STOCK		TREASURY STOCK		SERIES D		SERIES E		ACCUMULATED
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	DEFICIT	TOTAL
Balances, June 30, 2008	3,953,500	$103,588,100	25,000	$(375,100)	100,000	$997,100	-	$-	$(85,575,300)	$16,634,800
Options and warrants exercised	31,400	257,200	-	-	-	-	-	-	-	257,200
Shares issued for services	25,500	85,300	-	-	-	-	15,000	67,500	-	152,800
Shares issued for acquisition	15,000	78,700	-	-	-	-	-	-	-	78,700
Private Offerings, net	-	-	-	-	180,000	1,795,200	-	-	-	1,795,200
Value of stock based compensation	-	1,480,600	-	-	-	-	-	-	-	1,480,600
Value of warrants issued for loan fees	-	62,400	-	-	-	-	-	-	-	62,400
Reduce value of treasury shares	-	-	(23,000)	345,100	-	-	-	-	-	345,100
Preferred Dividends, paid in kind	-	-	-	-	5,500	55,400	-	-	(149,500)	(94,100)
Preferred Dividend, Series D, paid in Common Stock	32,600	97,200	-	-	-	-	-	-	(97,200)	-
Preferred Dividends, Series D, cash	-	-	-	-	-	-	-	-	(125,000)	(125,000)
Preferred Dividends, Series D, accrued at June 30, 2009	-	-	-	-	-	-	-	-	(106,500)	(106,500)
NASDAQ listing of additional shares fee	-	(49,300	-	-	-	-	-	-	-	(49,300)
Net loss	-	-	-	-	-	-	-	-	(5,448,500)	(5,448,500)
Balances, June 30, 2009	4,058,000	$105,600,200	2,000	$(30,000)	285,500	$2,847,700	15,000	$67,500	$(93,502,000)	$14,983,400
Shares issued for services	8,700	25,700	-	-	-	-	-	-	-	25,700
Shares isued for payment on notes	376,900	937,300	-	-	-	-	-	-	-	937,300
Private Offerings, net	178,400	301,600	-	-	-	(1,300)	720,000	3,143,400	-	3,443,700
Value of stock based compensation	-	439,500	-	-	-	-	-	-	-	439,500
Preferred Dividend, paid as indicated	45,500	122,100	-	-	17,800	178,500	-	-	-	300,600
Series B preferred dividends, paid in kind	-	-	-	-	-	-	-	-	(104,000)	(104,000)
Series D preferred dividend, paid or accrued	-	-	-	-	-	-	-	-	(210,900)	(210,900)
Series E preferred dividends, paid or accrued	-	-	-	-	-	-	-	-	(70,400)	(70,400)
Series D preferred stock, converted to debt	-	-	-	-	(169,100)	(1,691,100)	-	-	-	(1,691,100)
NASDAQ listing of additional shares fee	-	(40,700	-	-	-	-	-	-	-	(40,700)
Net loss	-	-	-	-	-	-	-	-	(9,127,400)	(9,127,400)
Balances, June 30, 2010	4,667,500	$107,385,700	2,000	$(30,000)	134,200	$1,333,800	735,000	$3,210,900	$(103,014,700)	$8,885,700

See accompanying notes to the consolidated financial statements

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30,
	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(9,127,400)	$(5,448,500)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	620,700	605,000
Stock and warrants issued for services	25,700	152,800
Stock-based compensation	439,500	1,480,600
Treasury share adjustment related to TSIN acquisition	-	345,100
Impairment charge	4,873,700	-
Notes payable/receivable write-off associated with TSIN	-	(284,500)
Interest converted to equity	62,500	-
Fees and interest paid with debt	108,100	-
Changes in operating assets and liabilities:
Accounts receivable, net	(190,900)	487,600
Inventories, net	304,400	1,929,000
Prepaid expenses and other current assets	2,500	(570,100)
Accounts payable and accrued expenses	(1,497,900)	117,800
Deferred revenue	7,400	(108,700)
Costs and estimated earnings in excess of billings
on uncompleted contracts	77,300	(172,500)
Billings in excess of costs and estimated earnings
on uncompleted contracts	(146,800)	(422,400)
Customer advances	561,600	139,600
Other assets	192,900	272,700
Net cash used in continuing operations	(3,686,700)	(1,476,500)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(37,200)	(313,000)
Cash received for sale of net data storage assets	61,500	-
Patent renewal and other	-	(12,500)
Net cash provided by (used in) investing activities	24,300	(325,500)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	800,800	1,250,000
Repayment on borrowings	(536,400)	(1,627,700)
Repayment on capital leases	(15,200)	(11,700)
Net proceeds from sale of preferred stock	3,142,100	1,795,200
Cash dividends paid	(18,500)	(125,100)
Net proceeds from sale of common stock	276,600	207,900
Net cash provided by financing activities	3,649,400	1,488,600

NET DECREASE IN CASH	(13,000)	(313,400)

CASH AND CASH EQUIVALENTS, beginning of period	413,500	726,900

CASH AND CASH EQUIVALENTS, end of period	$400,500	$413,500

See accompanying notes to the consolidated financial statements

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF CASH FLOWS
FOR THE YEARS ENDED JUNE 30,
	2010	2009
SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION
Net cash paid during the period for interest	$773,000	$470,600
Non-cash activities:
Value of stock & warrants issued for services and prepayments	$25,700	$152,800
Shares issued for payment on debt and fees	$887,300	$-
Series D preferred stock converted to debt	$1,691,100	$-
Accrued interest paid with debt	$77,400	$-
Fees on line of credit paid with debt	$18,800	$-
Treasury Stock adjustment related to TSIN acquisition	$-	$345,100
Write-off of contingent notes payable - TSIN settlement	$-	$314,100
Write-off of notes receivable - TSIN settlement	$-	$29,600
Fixed assets purchased with capital lease	$-	$50,000
Value of shares issued in acquisition	$-	$78,700
Value of stock and warrants issued for loan fees	$-	$62,400
Dividend payable	$62,400	$106,500
Note payable to an officer for stock used to pay a liability	$28,000	$-
Series B preferred stock dividend, paid in kind	$104,000	$94,000
Series D preferred stock dividend, paid in kind	$178,500	$55,400
Series D preferred stock dividend, paid common stock	$122,100	$97,200

See accompanying notes in the consolidated financial statements

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.         NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations - Alanco Technologies, Inc. was incorporated in Arizona in 1969.

Alanco Technologies, Inc. and subsidiaries’ (the “Company”) business operations primary focus is providing wireless monitoring and asset management solutions through its StarTrak Systems subsidiary.  StarTrak Systems is the dominant provider of tracking, monitoring and control services to the refrigerated or “Reefer” segment of the transportation marketplace, enabling customers to increase efficiency and reduce costs of the refrigerated supply chain.

Principles of Consolidation - The consolidated financial statements for the years ended June 30, 2010 and 2009 include the accounts of Alanco Technologies, Inc. and its wholly-owned subsidiaries, Alanco/TSI PRISM, Inc. (“ATSI”), Excel/Meridian Data, Inc. (“Excel”), Fry Guy Inc. (”Fry Guy”) and StarTrak Systems, LLC (“StarTrak”) (collectively, the “Company”).  The operating results for ATSI and Excel for both fiscal years 2010 and 2009 are presented as discontinued operations.  All subsidiaries are Arizona corporations, except Fry Guy Inc., which is a Nevada corporation and StarTrak Systems, LLC, which is a Delaware LLC.  StarTrak operations are reported as the only continuing operation.  All significant intercompany accounts and transactions have been eliminated in consolidation.

Reclassifications – Certain balances have been reclassified in the accompanying consolidated financial statements to conform to the current year presentation.

Cash Equivalents - The Company considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Accounts Receivable Trade - The Company provides for potentially uncollectible accounts receivable by use of the allowance method. An allowance for doubtful accounts is provided based upon a review of the individual accounts outstanding and the Company's prior history of uncollectible accounts.  Provision for uncollectible accounts receivable amounted to approximately $40,000 and $56,000 at June 30, 2010 and 2009, respectively.  The Company does not typically accrue interest or fees on past due amounts and the accounts receivable are unsecured.

Inventories - Inventories consist of materials and parts and finished goods.  Inventories are stated at the lower of cost or market. Cost is calculated using the average-cost method for the Data Storage and Wireless Asset Management segments and first-in, first-out (“FIFO”) for the RFID Technology segment.

Property, Plant and Equipment - Property, plant and equipment are stated at cost. Depreciation is computed over the estimated useful lives of the assets using the straight-line method, generally over a 3 to 10-year period. Leasehold improvements are amortized on the straight-line method over the lesser of the lease term or the useful life. Expenditures for ordinary maintenance and repairs are charged to expense as incurred. Betterments are capitalized as incurred. Upon retirement or disposal of assets, the cost and accumulated depreciation are eliminated from the account and any gain or loss is reflected in the statement of operations.

Fair Value of Financial Instruments – The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information. These estimates involve uncertainties and cannot be determined with precision. The carrying amounts of accounts receivable, notes receivable, accounts payable, accrued liabilities, and notes payable approximate fair value given their short-term nature or with regards to long-term notes payable based on borrowing rates currently available to the Company for loans with similar terms and maturities.

Goodwill and Other Intangible Assets – The Accounting Standards Codification requires the use of the purchase method of accounting for all business combinations.   It also provides guidance on purchase accounting related to the recognition of intangible assets.  The ASC requires that goodwill and identifiable acquired intangible assets with indefinite useful lives shall no longer be amortized, but tested for impairment annually and whenever events or circumstances occur indicating that goodwill might be impaired.  The ASC also requires the amortization of identifiable assets with finite useful lives.  Identifiable acquired intangible assets, which are subject to amortization, are to be tested for impairment in accordance with the ASC.

During fiscal year ended June 30, 2010, the Company completed goodwill evaluations of Excel/Meridian Data, Inc. (an operation classified as Assets Held for Sale and sold during the quarter ended March 31, 2010), Alanco/TSI PRISM, Inc. (an operation classified as Assets Held for Sale during fiscal year ended June 30, 2010 and sold subsequent to year end), and StarTrak Systems, LLC, the Company’s primary subsidiary and only continuing operation.  The annual goodwill impairment assessment involves estimating the fair value of the reporting unit and comparing it with the carrying amount. The Company determines the carrying value of each reporting unit by assigning assets and liabilities, including the existing goodwill and intangible assets, to the reporting units. If the carrying amount of the reporting unit exceeds its fair value, additional steps are followed to recognize a potential impairment loss.  Calculating the fair value of the reporting units requires significant estimates and assumptions by management.  The Company estimates the fair value of its reporting units based on third party independent appraisals or sales of the reporting units' assets.  The Company completed its impairment tests and recorded a $4,873,700 impairment adjustment to the carrying amount of its goodwill during fiscal year ended June 30, 2010.  $4.5 million was recorded against the carrying value of Alanco/TSI PRISM, Inc. with the balance recorded against the carrying value of Excel/Meridian Data, Inc.

Intangible assets consist of goodwill, the excess of purchase price over fair value of net assets acquired in connection with the acquisition of its wholly owned subsidiary, and other intangible assets, including cost of licenses, patents, developed software, etc.  See Impairment of Intangibles and Other Long-lived assets below for additional discussion of valuation for Intangible Assets.

The following is a summary of Goodwill, net:

Total
StarTrak goodwill balance as of June 30, 2010 and 2009	$12,575,400

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

 Other intangible assets consist of the following:

	Amortization	Gross		Net Other
	Period	Carrying	Accumulated	Intangible
	(in years)	Value	Amortization	Assets
Other Intangible Assets
Technology and software
development	6	1,305,900	(628,100)	677,800
Customer base and backlog	Various	1,327,400	(804,100)	523,300
As of June 30, 2009		$2,633,300	$(1,432,200)	$1,201,100

Technology and software
development	6	1,305,900	(850,500)	455,400
Customer base and backlog	Various	1,327,400	(1,012,600)	314,800
As of June 30, 2010		$2,633,300	$(1,863,100)	$770,200

The amortization expenses for aggregate other intangible assets for the fiscal years ended June 30, 2010 and 2009 were $430,900 and $438,000, respectively.

The following table summarizes the estimated amortization charges related to the other intangible assets as of June 30, 2010:

June 30,	Amount
2011	$429,600
2012	326,800
2013	13,800
$770,200

Income Taxes - The Company accounts for income taxes under the asset and liability method, which requires recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements or tax returns. Under this method, deferred tax assets and liabilities are determined based on the difference between the financial statement basis and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse.

Use of Estimates - The preparation of the Company's financial statements in conformity with accounting principles generally accepted in the United States of America requires the Company's management to make estimates and assumptions that affect the amounts reported in these financial statements and accompanying notes. Actual results could differ from those estimates.

Research & Development - The Company estimates it incurred approximately $300,000 in research and development expenditures, recorded as selling, general and administrative expenses, in both fiscal years 2010 and 2009.

The Company makes significant assumptions concerning the estimated fair value of stock based compensation, the realizability of its goodwill and other intangible assets, warranty reserves, percentage of completion method of accounting, income and expense recognition, allowances for inventory and receivables,  realization of deferred tax assets and investments and the ultimate resolution of the current StarTrak litigation.  Due to the uncertainties inherent in the estimation process and the significance of these items, it is at least reasonably possible that the estimates in connection with these items could be further materially revised within the next year.

Impairment of Intangibles and Other Long-Lived Assets - The Company performs an assessment for impairment whenever events or changes in circumstances indicate that the carrying amount of a long-lived asset may not be recoverable or for goodwill, at least on an annual basis. If the net carrying value of the asset exceeds estimated future net cash flows, then impairment is recognized to reduce the carrying value to the estimated fair value.     Impairment charges recorded during the fiscal year ended June 30, 2010 were $4,873,700.  No impairment charge was recorded in fiscal year ended June 30, 2009.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Revenue Recognition - The Company’s continuing operation sells various products and services including  monitoring/data transmission products and data services focused at the refrigerated or “Reefer” segment of the transport industry.  In addition, the Company provides extended warranty/maintenance contracts.  The Company sells products and services through its direct sales force as well as resellers.

The Company recognizes revenue, net of anticipated returns, generally at the time products are shipped to customers, or at the time service is provided. Deferred revenue relates primarily to extended warranty/maintenance contracts and is recognized ratably over the term of the maintenance or data services contract period.  Revenues for products and services are generally recognized when all of the following have been met:

• Persuasive evidence of an arrangement exists;
• Delivery, which is typically FOB shipping point or when the service has been performed;
• The customer’s fee is deemed to be fixed or determinable and free of contingencies or significant uncertainties; and
• Collectability is probable.

Data services and maintenance agreements are typically stated separately in an agreement.  We have classified the value of revenues pertaining to the contractual maintenance obligations that exist for the 12-month period subsequent to the balance sheet date as a current liability, and the contractual obligations with a term beyond 12 months as a non-current liability.

Our arrangements with customers and resellers do not include any rights of return or price protection nor do arrangements with resellers include any acceptance provisions.  The Company provides customers with a standard one year warranty included in the price of the product.  Payment terms are typically due within 30 days of invoice date for product or service.

Revenues from material long-term contracts that extend over a reporting period are recognized on the percentage-of-completion method for individual contracts, commencing when significant costs are incurred and adequate estimates are verified for substantial portions of the contract to where experience is sufficient to estimate final results with reasonable accuracy. Revenues are recognized by applying the ratio of costs incurred to date to the estimated total contract costs. Changes in job performance, estimated profitability and final contract settlements would result in revisions to costs and income, and are recognized in the period in which the revisions are determined. Contract costs include all direct materials, subcontracts, labor costs and those direct and indirect costs related to contract performance. General and administrative costs are charged to expense as incurred. At the time a loss on a contract becomes known, the entire amount of the estimated ultimate loss is accrued.

Loss Per Share - The loss per share (“EPS”) is presented in accordance with the provisions of the Accounting Standards Codification (“ASC”).  Basic EPS is calculated by dividing the income or loss available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted EPS reflects the potential dilution that could occur if securities or other contracts to issue common stock were exercised or converted into common stock.  Basic and diluted EPS were the same for fiscal 2010 and 2009, as the Company had losses from operations during both years and therefore the effect of all potential common stock equivalents is antidilutive (reduces loss per share).  Stock options representing 955,800 shares of Class A Common Stock were outstanding at year-end with exercise prices ranging between $2.80 and $30.00. The weighted average exercise price for all outstanding options was $6.27.  Stock warrants representing 409,000 Class A Common Shares were outstanding at year-end with exercise prices ranging between $1.92 and $24.00.  The weighted average exercise price was $11.47.  In addition, $1 million of the outstanding balance under the line of credit agreement is convertible into Class A Common Shares of the Company at a price of $10.00 per share, the $500,000 ComVest note is convertible, at June 30, 2010, at $1.92 per share and $28,000 of a note due officer is convertible at $2.24 per share.  See Note 16 – Subsequent Events for discussion of payments on the ComVest note subsequent to June 30, 2010 related to the sale of TSI.

At June 30, 2010, Preferred Stock outstanding included 111,200 shares of Series B Convertible Preferred Stock, 134,200 shares of Series D Convertible Preferred Stock and 735,000 shares of Series E Convertible Preferred Stock outstanding.  The Series B Convertible Preferred shares are convertible into Class A Common shares at a ratio of .65 shares of common stock for each share of Series B Preferred.  The Series D Convertible Preferred shares are each convertible into 2.5 shares of Class A Common Stock.  The Series E Convertible Preferred shares are each convertible into 1.5 shares of Class A Common shares.  If the Series B, Series D, and Series E Convertible Preferred Stock had been converted into common shares at June 30, 2010 there would have been an additional 1,510,300 Class A Common shares outstanding.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Stock Options Plans - The Company has stock-based compensation plans and effective July 1, 2006, the Company adopted the fair value recognition provisions of ASC, using the modified prospective transition method and therefore have not restated results for prior periods.  Under this transition method, stock-based compensation expense for the fiscal years ended June 30, 2010 and 2009 include compensation expense for all stock-based compensation awards granted during the year, or granted prior to, but not fully vested as of July 1, 2006, based on the grant date fair value estimated in accordance with the ASC.  Stock-based compensation expense for all stock-based compensation awards granted after June 30, 2006 is based on the grant date fair value estimated in accordance with the provisions of ASC.  The value of the compensation cost is amortized on a straight-line basis over the requisite service periods of the award (the option vesting term).

The Company estimates fair value using the Black-Scholes valuation model.  Assumptions used to estimate compensation expense are determined as follows:

•
Expected term for current year grants was determined under the simplified method using an average of the contractual term and vesting period of the award as appropriate statistical data required to properly estimate the expected term was not available.

•	Expected volatility of award grants made under the Company’s plans is measured using the historical daily changes in the market price of the Company’s common stock over the expected term of the award;

•	Risk-free interest rate is to approximate the implied yield on zero-coupon U.S. Treasury bonds with a remaining maturity equal to the expected term of the awards; and,

•	Forfeitures are based on the history of cancellations of awards granted by the Company and management’s analysis of potential forfeitures.

Concentrations of Credit Risks and Significant Vendors and Customers - The Company sells products and extends credit based on an evaluation of the customer's financial condition, generally without requiring collateral. Exposure to losses on receivables is principally dependent on each customer's financial condition. The Company monitors its exposure for credit losses and maintains allowances for anticipated losses.

The Company utilizes various domestic suppliers for purchases of materials and parts used to manufacture its products.  During fiscal year ended June 30, 2010, due to the advantage of volume manufacturing, two domestic suppliers accounted for approximately 30% and 26% of those purchases, while the same suppliers accounted for 27% and 21% of total purchases in the prior fiscal year.  Balances owed to each vendor were approximately $211,400 and $175,300 and $753,400 and $29,500 at fiscal years ended June 30,2010 and 2009, respectively.  The Company anticipates that due to the advantages of volume manufacturing, a concentration of vendor purchases may occur; however, additional suppliers are readily available at competitive pricing levels.

StarTrak has numerous end customers, many of which chose to purchase StarTrak products from two primary OEM refrigerator equipment suppliers.  StarTrak is the only vendor currently providing the two OEMs with tracking and monitoring products for the refrigerated or Reefer segment of the transport industry.  Additionally, the company delivered product and provided subscription services under a contract with a major customer that amounted to 26.2% and 30.0% of revenue for fiscal years ended 2010 and 2009, respectively.  The customer owed StarTrak approximately $101,800 and $141,500 at fiscal years ended June 30, 2010 and 2009, respectively.

The Company invests its excess cash in short term bank investments that in some cases exceeds the maximum FDIC insurance amount.  At June 30, 2010, deposits in excess of FDIC insured limits amounted to $18,200.

Segment Information – ASC defines operating segments as components of a company about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance. The Company has presented Wireless Asset Management as the only continuing operating segments of the Company for fiscal years 2010 and 2009. See Note 14 for further information related to the Company’s operating segments.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

            Reverse Stock Split - The Company announced on August 26, 2010 that the Board of Directors had elected to effect a 1 for 8 reverse split that was effective on Friday, August     27, 2010, when the Company’s common stock began trading on a post split-adjusted basis under the interim trading symbol “ALAND” for a period of 20 days, after which the Company’s trading symbol returned to “ALAN”.  (The Company again began trading under the trading symbol “ALAN” on September 27, 2010.)  The Company had previously received authority from its shareholders to effect a reverse split at a ratio within a specified range, if and as determined by the Board of Directors, in order to maintain NASDAQ listing.

As a result of the reverse split, each eight (8) shares of the Company’s Class A Common Stock outstanding at the time of the reverse split was automatically reclassified and changed into one share of common stock, and the total number of common shares outstanding were reduced from approximately 41.7 million shares to approximately 5.2 million shares post split.  The reverse stock split resulted in the same adjustment to the Company’s outstanding stock options and securities reserved for issuance under its current incentive plans.   No fractional shares were issued in connection with the reverse stock split.  Upon surrender of their stock certificates, shareholders have received, or will receive, cash in lieu of the fractional shares to which they would otherwise be entitled.  All per share amounts and outstanding shares, including all common stock equivalents (stock options, warrants and convertible securities) have been restated in the Consolidated Financial Statements, the Notes to the Consolidated Financial Statements and the loss per share for all periods presented to reflect the reverse stock split.

Recent Accounting Pronouncements – With the exception of those discussed below, there have been no recent accounting pronouncements or changes in accounting pronouncements during the twelve months ended June 30, 2010, that are of significance, or potential significance, to us.

In October 2008, the EITF issued guidance which addresses the accounting when entities enter into revenue arrangements with multiple payment streams for a single deliverable or a single unit of accounting.  The EITF could not reach agreement on the transition of this guidance.  The Company is currently assessing the impact of this guidance on its financial position and results of operations.

In October 2009, the FASB issued guidance on revenue recognition for multiple-deliverable revenue arrangements.  The guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010 and addresses how to separate deliverables and how to measure and allocate arrangement consideration to one or more units of accounting.  The Company is currently assessing the impact of this guidance on its financial position and results of operations.

In October 2009, the FASB issued guidance on certain revenue arrangements that include software elements which changes the accounting model for revenue arrangements that include both tangible products and software elements. The guidance is effective prospectively for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company is currently assessing the impact of this guidance on its financial position and results of operations.

In January 2010, the FASB issued guidance on improving disclosures about fair value measurements.  The guidance is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.  The Company is currently assessing the impact of this guidance on its financial position and results of operations.

In January 2010, the FASB issued guidance on the accounting for distributions to shareholders with components of stock and cash.  The guidance is effective for the Company and believes the guidance will not have a material impact on its financial positiion and results of operations.

In January 2010, the FASB issued guidance on improving disclosures about fair value measurements.  The guidance is effective for the Company and believes the guidance will not have a material impact on its financial position and results of operations.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

In August 2010, the FASB issued guidance on accounting for technical amendments to various SEC rules and schedules.  The guidance is effective upon issuance and the Company is currently assessing the impact of this guidance on its financial position and results of operations.

In August 2010, the FASB issued guidance on accounting for various topics based on technical corrections to SEC paragraphs.  The guidance is effective upon issuance and the Company is current assessing the impact of this guidance on it financial position and results of operations.

2.         STOCK-BASED COMPENSATION

The Company has several employee stock option and officer and director stock option plans that have been approved by the shareholders of the Company.  The plans require that options be granted at a price not less than market on date of grant.

The Company uses the Black-Scholes option pricing model to estimate fair value of stock-based awards.

            Assumptions for awards of options granted during the years ended June 30, 2010 and 2009 were:

                                                                                                                     Awards Granted Years Ended
June 30, 2010     June 30, 2009
         Dividend yield                                                                                        0%                   0%
         Expected volatility                                                                                62%                 62%
         Weighted-average volatility                                                               62%                 62%
         Risk-free interest rate                                                                             4%                  4%
         Expected life of options (in years)                                                     3.75                  3.75
         Weighted average grant-date Black Scholes
           calculated fair value                                                                          $1.04                $4.40

The following table summarizes the Company’s stock option activity during fiscal year 2010:

			Weighted Average
		Weighted Average	Remaining	Aggregate	Aggregate
	Number of	Exercise Price	Contractual	Fair	Intrinsic
	Shares	Per Share	Term (1)	Value	Value(2)

Outstanding July 1, 2009	755,600	$7.52	3.41	$4,638,100	$-
Granted	302,600	$3.52	4.27	314,800	-
Exercised	-	-	-	-	-
Forfeited or expired	(102,400)	$7.28	-	(628,600)	-
Outstanding June 30, 2010	955,800	$6.27	3.01	$4,324,300	$-
Exercisable June 30, 2010	738,300	$6.92	2.68	$3,265,100	$-

(1) Remaining contractual term presented in years.
(2) The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the closing price of the Company's common stock as of June 30, 2010, for those awards that have an exercise price currently below the closing price as of June 30, 2010 of $1.76.

As of June 30, 2010, total compensation costs related to non-vested awards not yet recognized amount to approximately $260,400 and are expected to be recognized as follows:  fiscal year 2011 - $161,300; fiscal year 2012 - $53,600, fiscal year 2013 - $32,700 and fiscal 2014 - $12,800.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

3.         LIQUIDITY AND GOING CONCERN

The Company incurred significant losses and negative cash flows from operations during fiscal year ended June 30, 2010 and in prior fiscal years, and anticipates additional losses and negative cash flows in early fiscal year 2011.  These factors, as well as the uncertain conditions that the Company faces regarding its ability to secure significant contracts for StarTrak products, creates an uncertainty about the Company’s ability to finance its operations and remain a going concern.  Although management cannot assure that future operations will be profitable or that additional debt and/or equity capital will be raised, management believes cash balances at June 30, 2010 of approximately $400,000, additional working capital anticipated to be generated through the sale of equity and working capital generated from the Company’s operations, will provide adequate capital resources to maintain the Company’s net cash requirements for the next year.  However, if additional working capital is required and not obtained through long-term debt, equity capital or operations, it could adversely affect future operations.  Management has historically been successful in obtaining financing and has demonstrated the ability to implement a number of cost-cutting initiatives to reduce working capital needs.  The Company requires and continues to pursue additional capital for growth and strategic plan implementation.  Accordingly, the accompanying consolidated financial statements have been prepared assuming the Company will continue to operate and do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

4.        ASSETS HELD FOR SALE

During fiscal year ended June 30, 2009, the Company implemented a plan to divest the operations of its Data Storage segment and reinvest the proceeds into the Company’s Wireless Asset Management and RFID Technology segments.  The Company expanded its divestiture plan during the quarter ended September 30, 2009 to include the divestiture of the RFID Technology segment.  The Company entered into agreements with investment bankers to represent the Company in the sale of those assets and liabilities.  During the quarter ended March 31, 2010, the Company executed an agreement to sell substantially all the assets and liabilities of its Data Storage segment.  In August 2010, subsequent to year end, the company executed an agreement to sell substantially all the assets of it RFID Technology segment.  (See below for a discussion on the sale of the RFID Technology segment.)  Accordingly, the “Assets Held for Sale” and “Liabilities Related to Assets Held for Sale” presented in the attached balance sheets as of June 30, 2010 consist primarily of the RFID Technology segment and as of June 30, 2009 consist of both the Data Storage and the RFID Technology segment assets and liabilities.  The reclassification of those segment assets and liabilities to “Assets Held for Sale” and “Liabilities Related to Assets Held for Sale” does not affect the reported net loss for the periods presented.

The Company recorded impairment charges during FY 2010 of $4,873,700 to reflect the Company’s assessment of realizable value for both the Data Storage and RFID Technology segment’s recorded assets.  $4.5 million was recorded in the fourth quarter ended June 30, 2010 to reduce the RFID Technology segment values and $373,700 was recorded in prior quarters of the FY 2010 to reduce the value of the Data Storage segment assets valued.  The impairment charge increased the Loss from Discontinued Operations for the year ended June 30, 2010.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Assets Held for Sale at June 30, 2010 and 2009 consisted of the following:

Net Assets Held for Sale
	June 30, 2010	June 30, 2009
Assets held for sale
Inventory, net
Data Storage	$50,000	$527,200
RFID Technology	860,900	980,000
Total Inventory, net	$910,900	$1,507,200

Costs and estimated earnings in excess of billings
RFID Technology	$95,200	$172,500
Total costs and estimated earnings in excess of billings	$95,200	$172,500

Prepaid expenses and other assets
Data Storage	$-	$67,100
RFID Technology	328,800	326,300
Total prepaid expenses and other assets	$328,800	$393,400

Property, plant and equipment, net
Data Storage	$-	$49,900
RFID Technology	59,400	94,800
Total property, plant and equipment, net	$59,400	$144,700

Goodwill
Data Storage	$-	$279,600
RFID Technology	576,700	5,076,700
Total goodwill	$576,700	$5,356,300

Total assets held for sale	$1,971,000	$7,574,100

Liabilities related to assets held for sale
Billings in excess of costs and estimated earnings
RFID Technology	$98,700	$245,500
Total billings in excess of costs and estimated earnings	$98,700	$245,500

Deferred warranty revenue and customer advances
Data Storage	$-	$231,200
RFID Technology	768,100	805,500
Total deferred warranty revenue and customer advances	$768,100	$1,036,700

Accounts payable and accrued expenses
Data Storage	$-	$199,900
RFID Technology	631,300	766,300
Total accounts payable and accrued expenses	$631,300	$966,200

Total liabilities related to assets held for sale	$1,498,100	$2,248,400

Cash and accounts receivable balances of entities held for sale were not included in the asset sale and accordingly those balances have been included in consolidated cash and accounts receivable balances presented.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Effective February 28, 2010, the Company sold its Data Storage operation to an entity controlled by an investment banking group located in Los Angeles, California.  The net book value of assets sold, net of liabilities assumed by buyer, amounted to $110,200. The Company retained the accounts receivable at February 28, 2010 and the agreement requires the buyer to collect accounts receivable balances and transmit proceeds collected to the Company in a timely manner.

A patent infringement claim was entered into by Crossroads Systems, Inc. vs. Excel/Meridian in 2010.  As the Company was in the process of selling the assets of Excel/Meridian management determined that no defense against the claim was necessary given the liquidation of the Company.  As such, Crossroads Systems, Inc. was awarded a default judgment in the approximate amount of $400,000.  However, pursuant to our discussions with legal counsel it does not appear that Crossroads Systems, Inc. has any recourse to pierce the corporate veil of Excel/Meridian.  Excel/Meridian has no assets to satisfy the obligation and given these facts and circumstances Alanco believes that it has no exposure to the judgment.  As such, no liability has been recorded in the accompanying financial statements in regards to this judgment outstanding at June 30, 2010.

         The reclassification of the Data Storage and RFID Technology segments to Assets Held for Sale does not affect the reported net loss for the periods presented as both segments’ results are reflected in Income (Loss) From Discontinued Operations.

5.	INVENTORIES

Inventories consist of the following at June 30:

	2010	2009
Raw materials and purchased parts	$1,637,500	$1,954,800
Finished goods	-	-
	1,637,500	1,954,800
Less reserves for obsolescence	(415,000)	(600,000)
	$1,222,500	$1,354,800

If inventory classified as Assets Held for Sale at June 30, 2010 and 2009 was included in the consolidated inventory, inventory balances would increase by $910,900, net of a $225,000 reserve, and $1,507,200, net of a $232,700 reserve, respectively.

6.         PROPERTY, PLANT AND EQUIPMENT

Property, Plant and Equipment consist of the following at June 30:

	2010	2009
Machinery and equipment	$80,300	$80,300
Furniture and office equipment	520,800	504,000
Leasehold improvement	90,100	90,100
	691,200	674,440
Less accumulated depreciation	(457,400)	(353,500)
Net book value	$233,800	$320,900

Property, Plant and Equipment for the Data Storage and RFID Technology segments are included in Assets Held for Sale in the consolidated balance sheets at both June 30, 2010 and 2009.  If the Assets Held for Sale Property, Plant and Equipment balances are included in the consolidated Property, Plant and Equipment, the net balances would increase by $59,400 and $144,700 for the years ended June 30, 2010 and 2009, respectively.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Related depreciation expense for the years ended June 30, 2010 and 2009, was $103,900 and $82,200, respectively.  Including the Assets Held for Sale, consolidated depreciation expense would increase by $69,700 and $82,800, respectively.

7.         LINE OF CREDIT AND NOTES PAYABLE

Notes payable at June 30, 2010 and 2009 consist of the following:

	2010	2009
Notes payable - Trust	$5,700,000	$3,250,000
Notes payable - Tenix	-	361,200
Notes Payable - Vendor	-	500,000
Notes payable - ComVest Capital	500,000	1,000,000
Notes payable - Other	128,000	-
Notes payable	6,328,000	5,111,200
Less current portion	(6,328,000)	(1,716,500)
Notes payable - long term	$-	$3,394,700

At June 30, 2010, the Company has a $5.7 million outstanding balance, presented as Notes payable – current, under a $5.7 million Line of Credit Agreement (“Agreement”), presented in the table above as “Notes Payable – Trust”.  The Agreement is with a private trust controlled by Mr. Donald Anderson, owner of approximately 8.6% of the Company’s Class A Common Stock and member of the Company’s Board of Directors, and was entered into in June 2002, for an initial credit line of $1.3 million secured by substantially all of the assets of the Company.

During the quarter ended September 30, 2008, the Company was notified by Mr. Donald Anderson that the Anderson Trust had purchased a StarTrak issued note payable in the amount of $500,000 (presented at June 30, 2009 as Notes payable – Vendor) from TransCore Link Logistics Corp., a vendor of StarTrak who had received the note earlier in the quarter.  The note accrues interest at 15% per annum and interest is paid quarterly.  The note matures on December 31, 2011 and can be prepaid at any time without penalty.

The Agreement has been amended various times since June 2002 with the last modification during the quarter ended December 30, 2009 when the credit line was increased from $3.25 million to $5.7 million.  The Agreement amendment converted $1,691,100 of Series D Preferred Stock held by the Lender or related entities, $96,200 of accrued interest and fees due the trust, and a separate $500,000 term loan discussed above (issued by the Company’s wholly owned subsidiary, StarTrak Systems LLC to a vender and now held by the trust) into the line of credit balance.  Under the amended Agreement, the Company must maintain a minimum balance due of at least $2.5 million through the January 1, 2011 maturity date.  Interest is accrued at the prime rate plus 3% (6.25%) for any balance up to $2 million and 12% on balances in excess of $2 million.

Under the Agreement, the lender has the unilateral right to reduce the line of credit under Agreement to any amount equal to or in excess of $1,500,000 upon ninety (90) days written notice to ATI.  The credit limit under the Agreement shall be reduced to $4.7 million upon the sale by the Company of any material portion of its assets.  In addition, the lender had the right to convert up to $1 million of the outstanding balance into Class A Common Stock of the Company at a price of $10.00 per share.  Interest payments made under the Agreement amount to $439,200 and $220,800 in fiscal years ended June 30, 2010 and 2009 respectively. The Anderson Trust was also paid $18,700 in fiscal year 2010 and $56,300 in fiscal year 2009 in interest under a separate $500,000 note payable that was transferred to the line of credit agreement during the year.

Notes payable – Tenix represents an unsecured note assumed in the acquisition of StarTrak acquisition.  The note was amended on September 16, 2009 and Tenix converted the remaining $360,000 principal balance plus all accrued interest for 125,000 shares of Class A Common Stock of the Company with a value of $410,000.  The agreement further provided for the possible issuance of additional shares (not to exceed 18,750) in the event the weighted average closing price for the shares of the Company’s Class A Common Stock for the period from October 1, 2009 through November 30, 2009 (“Measuring Period”) was less than $3.60 per share.  The weighted average closing price for the period October 1, 2009 to November 30, 2009 was in excess of the $3.60 per share and therefore, no additional shares were issued under the amended agreement.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Notes payable – ComVest Capital represents balance due under a term loan agreement with ComVest Capital LLC.  The Company had amended its term loan agreement with ComVest Capital LLC in September 2009, reducing the principal payments required under the loan agreement for the months of September and October 2009 from $100,000 to $25,000 per month and for the months of November 2009 to January 2010 from $100,000 to $50,000.  Under the amended agreement, ComVest has the right to convert any outstanding principal amount and /or accrued interest thereon into Class A Common stock at a price of $5.20 per share.  In addition, ComVest had an option to (i) convert up to $100,000 of principal and interest due into Class A Common Stock at a conversion rate of $2.78 per share any time through October 31, 2009, (ii) convert an additional $100,000 of principal and interest due into Class A Common Stock at a conversion price equal to ninety (90%) of the weighted average closing price for the Common Stock on the NASDAQ capital market for the five trading days immediately before January 1, 2010, anytime between January 1, 2010 and February 28, 2010.  The amendment provided for the note to bear interest at the rate of ten and one-half (10.5%) percent per annum, however, that during the continuance of any Event of Default, the interest rate hereunder shall increase to fifteen and one-half (15.5%) percent per annum.

On December 30, 2009, the Company again amended its term loan agreement with ComVest Capital LLC, modifying the principal payments required.  Payments were restructured by eliminating a $50,000 payment due in January 2010 and stipulating the repayment of the remaining balance at $100,000 per month for the months February through May 2010, with the final installment due June 1, 2010.  The amendment reduced the conversion price of up to $100,000 of principal and interest balance convertible anytime between January 1, 2010 and February 28, 2010 from ninety (90%) percent to eighty (80%) of the weighted average closing price for the Common Stock on the NASDAQ capital market for the five (5) trading days immediately before January 1, 2010.

The latest amendment to the ComVest term loan agreement occurred on June 1, 2010 when the principal balance of the Note was $500,000.  The interest rate was increased to 12% per annum with an additional 3% penalty during the continuance of any Event of Default under the Loan Agreement.   The outstanding principal balance of the note, and/or any accrued interest thereon is convertible into shares of common stock of the Company at a price of $1.92 per share.  The amendment requires that the note shall be payable in (i) four (4) equal monthly installments of $100,000 each due and payable on the first day of each calendar month commencing August 1, 2010 through and including November 1, 2010, and (ii) a final installment due and payable on December 1, 2010 in an amount equal to the entire remaining Principal balance of this Note.

Notes payable – Other represents unsecured notes issued to two officers of the Company.  The first note, in the amount of $100,000 and bearing interest at 12% per annum, is a 30 day demand note issued to the Chief Executive Officer for additional working capital.  The second note is a 10 day convertible demand note in the amount of $28,000 issued to the Company’s CFO for additional working capital that bears interest at 8% per annum.  The $28,000 note is convertible into Class A Common Stock at $2.24 per share.

In November of 2009, the Company issued a $200,000 note payable to a private investor for additional working capital.  The note was unsecured, incurred interest at a rate of 10% per annum and was paid in April 2010.

8.         CONTRACTS IN PROGRESS

The Company had three uncompleted contracts in progress at both June 30, 2010 and 2009 within the RFID Technology segment classified as assets held for sale, for the installation of TSI PRISM systems.  Billings in excess of costs and estimated earnings at June 30, 2010 and 2009 consist of the following:

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	June 30, 2010	June 30, 2009
Costs incurred on uncompleted contracts	$4,223,300	$4,066,700
Gross profit earned to date	962,400	1,392,700
Revenues earned to date	5,185,700	5,459,400
Less: billings to date	(5,189,200)	(5,532,400)
(Billings in excess of costs and estimated
earnings) and costs and estimated
earnings in excess of billings	$(3,500)	$(73,000)
At June 30, 2010 and 2009, net billings in excess of costs and estimated earnings is presented in the consolidated balance sheet as Liabilities and Assets Held for Sale.  Billings in excess of costs and estimated earnings on uncompleted contracts was ($98,700) and ($245,500) and costs and estimated earnings in excess of billings on uncompleted contracts of $95,200 and $172,500 for June 30, 2010 and 2009, respectively.

9.         INCOME TAXES

A reconciliation of anticipated statutory rates is as follows:

	2010	2009

Statutory rate	34.0%	34.0%
State income taxes, net of federal income
tax benefit	5.0%	5.0%
Reduction in valuation allowance related
to net operating loss carry-forwards and change
in temporary differences	-39.0%	-39.0%

	0.0%	0.0%

The components of the net deferred tax asset (liability) recognized as of June 30, 2010 and 2009 are as follows:

	2010	2009
Deferred tax assets (liabilities):
Net operating loss and capital loss carryforwards	$17,300,000	$19,500,000
Property, plant and equipment	(60,000)	(1,050,000)
Other temporary timing differences	700,000	400,000
Less: Valuation allowance	(17,940,000)	(18,850,000)

Net deferred tax	$--	$--

A valuation allowance is recognized if it is more likely than not that some or all of the deferred income tax assets will not be realized.  A valuation allowance is used to offset the related income tax assets due to uncertainties of realizing the benefits of certain net operating loss and tax credits.  The valuation allowance reflects a 100% reserve for all years reported above.  At June 30, 2010, the Company had net operating loss and capital loss carry-forwards for federal tax purposes of approximately $49,000,000. The loss carry-forwards, unless utilized, will expire from 2011 through 2030.

Internal Revenue Code Section 382 limits the ability to utilize net operating losses if a 50% change in ownership occurs over a three year period.  Such limitation of the net operating losses may have occured but the Company has not fully analyzed at this time as the deferred tax asset is fully reserved.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10.         RELATED PARTY TRANSACTIONS

At June 30, 2010 and 2009, the Company had a line of credit agreement (“Agreement”), more fully discussed in Note 7 – Line of Credit and Notes Payable, with a private trust (“Lender”), controlled by Mr. Donald Anderson, owner of approximately 8.6% of the Company’s Class A Common Stock and member of the Company’s Board of Directors.  At June 30, 2010, the Company owed $5.7 million under the $5.7 million line of credit agreement.

As discussed in Note 12 – Shareholders’ Equity, during the fiscal year ended June 30, 2010, the Company issued a total of 45,500 shares of Class A Common Stock, valued at $122,100 and 17,800 shares of Series D Preferred Stock, valued at $178,500, in payment of Series D Preferred Stock dividends.  Included were 4,900 shares of Class A Common Stock, or approximately 10.8%, valued at $14,600, issued to officers and directors of the Company.    Officers and Directors of the Company were issued 16,000, or approximately 89%, of the 17,800 Series D Preferred shares issued as stock dividends.   The Company also completed a private offering to accredited investors during fiscal year 2010, with the issuance of 720,000 shares of Series E Convertible Preferred Stock with a stated value of $4.50 per share, receiving $3,143,400, net of expenses.  2.1%, or 15,000, of the 720,000 Series E Preferred Shares were sold to a director and officer of the Company.

On October 6, 2009, the Company’s board of directors modified certain warrants, scheduled to expire on November 16, 2009, to purchase 37,500 shares of the Company’s Class A Common Stock (issued in a previous preferred stock offering) by reducing the exercise price from $10.00 to $4.00 per share.   Warrants to purchase 11,300 Class A Common Shares, or 30%, were held by officers and directors of the Company.  Prior to expiration, the Company extended the expiration date of the warrants to November 16, 2010.

The Company’s subsidiary, StarTrak Systems, LLC, obtains certain software engineering services from ST Wireless, a company organized and operating under the laws of India.  Timothy P. Slifkin, a director of Alanco and StarTrak’s president, informed the Company that he assisted with the formation of ST Wireless in India.  ST Wireless has performed these services since the acquisition of StarTrak by Alanco in June 2006.  For the years ended June 30, 2010 and 2009, StarTrak paid ST Wireless $161,650 and $24,400, respectively, for services performed.  Mr. Slifkin represents that he has no ownership interest in ST Wireless, nor does he have any option to acquire any interest in ST Wireless, however he does have a relationship with ST Wireless as described in the following paragraph.

Mr. Slifkin has recently informed Alanco that he owns 60% of the outstanding membership interests of August Matrix, LLC, a New Jersey limited liability company formed in 2008 to represent ST Wireless in the United States.  Since August, 2008, StarTrak has remitted all payments to August Matrix for services provided by ST Wireless to StarTrak.  Although StarTrak did not make any payment to August Matrix during fiscal year ended June 30, 2010, for the years ended June 30, 2009 and 2008, StarTrak paid August Matrix $53,800 and $205,400, respectively,   (Mr. Slifkin’s 60% portion being $32,300 and $123,200).  Mr. Slifkin further informed the Company that all of the monies paid by StarTrak to August Matrix were, in turn, paid by August Matrix to ST Wireless for the benefit of StarTrak, and that Mr. Slifkin has received no disbursements or compensation from either August Matrix or ST Wireless.   Amounts due either ST Wireless or August Matrix at June 30, 2010 or 2009 were not deemed material.

11.      COMMITMENTS AND CONTINGENCIES

Leases - The Company leases certain facilities under non-cancelable operating lease agreements that expire through fiscal year 2018.  Future minimum payments under non-cancelable operating leases at June 30, 2010 for fiscal years ended 2011 through 2015 are as follows:

Years Ended	Operating
June 30,	Leases
2011	$267,700
2012	188,200
2013	188,800
2014	192,400
2015	195,900
$1,033,000

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Future minimum payments for fiscal years 2016 through 2018 amount to $677,900.  Rent expense related to these operating leases totaled approximately $435,700 and $425,000 for the years ended June 30, 2010 and 2009, respectively.

Legal Proceedings - The Company’s subsidiary, StarTrak Systems, has recently been made a defendant concerning certain patent infringement claims as follows:

Arrivalstar S.A, et all. v. StarTrak Systems, LLC, et al.  Case No.: 4:10-CV-0033.  This action is a patent infringement action venued in the United States District Court for the Northern District of Indiana.  StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.  StarTrak is represented in this matter by the firm Holland & Knight, 131 South Dearborn Street, 30th Floor, Chicago, IL 60603.

Innovative Global Systems LLC v. StarTrak Systems, LLC, et al.  Case No.: 6:10-CV-00327.  This action is another patent infringement action venued in the United States District Court for the Eastern District of Texas.  Again, StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.  StarTrak is represented in this matter by the firm Novak Druce & Quigg, LLP, 1000 Louisiana Street, Fifty Third Floor, Houston, Texas 77002.

Both of these lawsuits are quite early in the discovery stage and StarTrak’s counsel have not had the opportunity to form an opinion concerning the likely outcome.  However, the Company’s management believes that the suits are without merit and the Company will vigorously defend itself in the matters.

The Company may also, from time to time, be involved in litigation arising from the normal course of business.  As of June 30, 2010 there was no such litigation pending deemed material by the Company.

12.  SHAREHOLDERS’ EQUITY

Preferred Shares – In fiscal 2003, the Company allocated 5,000,000 of the 25,000,000 authorized shares of the Company’s Preferred Stock to be known as Series A Convertible Preferred Stock (“Series A”).  All Series A Preferred Stock outstanding were converted in Class A Common Stock during FYE 2008 and no shares have been issued since, therefore, there were no Series A Preferred Stock outstanding at June 30, 2010 or 2009.

During fiscal 2002, the Company allocated an additional 500,000 shares of the authorized shares of the Company’s Preferred Stock to be known as Series B Convertible Preferred Stock (“Series B”), and in a transaction with an accredited investor, the Company issued 50,000 shares of Series B at $10.00 per share for a value received of $500,000 ($487,300 net of related expenses).  The Series B Convertible Preferred Stock has priority ranking superior to the Common Stock of the Company and all other series of preferred stock with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.   The preferred shares are each convertible into .65 shares of Common Stock and each Series B Preferred Share has voting rights equal to the number of shares of Common Stock into which the Series B is convertible.  Holders of shares of the Company’s Series B Preferred Stock shall be entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual dividend of 10% per annum based upon a per share value of $10 for purposes of such dividend payment.  Dividends shall accrue, be cumulative from the date of issue and may be paid "in kind."  Dividends on Series B Preferred Shares paid "in-kind" during fiscal 2010 and fiscal 2009 amounted to 10,500 and 9,400 Series B Preferred Shares with values of approximately $104,000 and $94,000, respectively.  At June 30, 2010 and 2009, there were 111,200 and 100,700 shares of Series B Convertible Preferred Stock outstanding, respectively.

The Company allocated an additional 500,000 of the authorized shares of the Company’s Preferred Stock to be known as Series D Convertible Preferred Stock (“Series D”) in fiscal 2008.  The Series D Preferred Stock has a priority ranking superior to the Common Stock of the Company and all other series of preferred stock, except the Series A Convertible Preferred Stock and the Series B Convertible Preferred Stock, which has a ranking superior to the Series D Preferred Stock, with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.  Initially, holders of Series D were entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual cash dividend of 15% per annum, paid quarterly, based upon a per share value of $10.00 for purposes of such dividend payment.  During the quarter ended March 31, 2010, the Company completed an agreement with the Series D Preferred Stock shareholders to amend the Powers, Preferences, Rights, and Limitations reducing dividends from 15% per annum to 5% and to provide a conversion feature into shares of the Company’s Class A Common Stock at the rate of $4.00 per share or 2.5 shares of Common Stock for each share of Series D Preferred Stock.  Dividends shall accrue and be cumulative from the date of issue.  The Company issued 17,800 shares, valued at $178,500, of Series D Preferred Stock during fiscal 2010 as payment-in-kind of current and accrued dividends.  See dividend table below for additional information on dividends expense for fiscal 2010 and 2009.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the quarter ended June 30, 2009, the Company allocated 750,000 of the authorized shares of the Company’s Preferred Stock to be known as Series E Convertible Preferred Stock (“Series E”).  The Series E shares are each convertible into 1.5 shares of Common Stock and each Series E Share has voting rights equal to the number of shares of Common Stock into which the Series E is convertible.  The Series E Preferred Stock has a priority ranking superior to the Common Stock of the Company and all other series of preferred stock of the Company, except the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series D Convertible Preferred Stock of the Company, which all shall have a ranking superior to the Series E Convertible Preferred Stock, with respect to payment of dividends and upon dissolution, liquidation and winding-up of the Company.  Holders of Series E are entitled to receive, when declared by the Board of Directors, out of funds and assets of the Company legally available therefore, an annual cash dividend of 5% per annum, paid quarterly, to shareholders of record on the respective record date.  Dividends on each share of the Series E Convertible Preferred Stock shall accrue and be cumulative from the date of issue.

The Series A, Series B, Series D, and Series E Preferred Shares are characterized as "restricted securities" under federal securities laws as they were acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such shares may be resold without registration under the Securities Act of 1933, as amended, only in certain limited circumstances.

The following is a summary of Preferred Stock Dividends expensed during the fiscal years ended June 30:

	2010	2009
Preferred Dividends, Series B paid in kind	$104,000	$94,000
Preferred Dividends, Series D paid in kind	96,000	55,500
Preferred Dividends, Series D paid in Class A
Common Stock	81,000	97,200
Preferred Dividends, Series D paid by note payable	17,200	-
Preferred Dividends, Series E paid in cash	30,700	125,000
Preferred Dividends, Accrued and unpaid at June 30th	56,400	106,500
Total Preferred Stock Dividend Expense	$385,300	$478,200

Common Shares - The authorized capital stock of the Company consists of 75,000,000 shares of Class A Common Stock (reduced from the previously authorized 100,000,000 shares), each entitled to one vote per share, and 25,000,000 shares of Class B Common Stock, each entitled to one-one hundredth (1/100th) of one vote per share.  No Class B Common Stock has been issued and none was outstanding at June 30, 2010 and 2009.

            During fiscal year ended June 30, 2010, the Company issued 609,500 of Class A Common Stock.  8,700 shares were issued in exchange for services valued at $25,700, 376,900 shares, valued at $937,300, were issued for payment on notes payable, 178,400 shares, valued at $301,600, were issued in a private offering to accredited investors and 45,500 shares, valued at $122,100 were issued as preferred stock dividend payments.  The Company recognized as an expense during the year, $439,500 related to the value of stock based compensation (Stock Options).  NASDAQ listing fees for fiscal 2010 amounted to $40,700.

The Company issued 104,500 shares during fiscal year ended June 30, 2009 valued at $518,400.  31,400 shares, valued at $257,200, were issued for options and warrants exercised,  25,500 shares were issued in exchange for services valued at $85,300, 15,000 shares valued at $78,700, were issued for an acquisition and 32,600 shares valued at $97,200, were issued in partial payment of Series D Preferred Stock dividends.  The Company also recognized as an expense during the year, $1,480,600 related to the value of stock based compensation (Stock Options).  In addition, the Company agreed, as partial consideration for an amendment to a line of credit, to modify terms of existing outstanding warrants held by the Lender to purchase a total of 33,800 shares of the Company’s Class A Common Stock (prices from $10.00 to $18.96 per share).  The modifications included extending the expiration date by 24 months and reducing the exercise price to $4.80 per share.  The warrant modification had a Black-Scholes valuation of $62,400, which has been recorded as equity.   Nasdaq listing fees for fiscal 2009 amounted to $49,300.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The value of employee stock-based compensation recognized for the year ended June 30, 2010 and 2009 amounted to $439,500 and $1,480,600, respectively.  See Note 1 – Nature of Operations and Significant Accounting Policies and Note 2 – Stock-Based Compensation for additional discussion of the Company’s policies related to employee stock-based compensation.

Warrants - As of June 30, 2010, the Company had 409,000 warrants outstanding with a weighted average exercise price of $11.47.  The life of the outstanding warrants extends from August 13, 2010 through April 25, 2016.  The following is a table of activity related to all warrants.

		Weighted
	Number of	Average
	Shares	Exercise Price $
WARRANTS OUTSTANDING, June 30, 2008	666,500	$17.20
Granted	-	-
Exercised	(2,100)	4.80
Canceled/Expired	(81,100)	16.96
WARRANTS OUTSTANDING, June 30, 2009	583,300	$16.24
Granted	8,600	4.00
Exercised	-	-
Canceled/Expired	(182,900)	22.82
WARRANTS OUTSTANDING, June 30, 2010	409,000	$11.47

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Details relative to the 409,000 outstanding warrants at fiscal 2010 year end are outlined below.

Outstanding Warrants

Date of Grant	Number of Shares	Exercise Price $	Date of Expiration	Purpose of Issuance
10/31/2003	2,500	$4.80	10/31/2011	(1)
3/22/2005	3,800	$4.80	3/22/2012	(1)
6/29/2005	27,900	$4.80	6/29/2012	(2)
11/16/2005	37,500	$4.00	11/16/2010	(2)
11/16/2005	20,000	$4.80	11/16/2011	(2)
4/26/2006	41,000	$12.96	4/25/2016	(3)
7/14/2006	9,000	$12.00	7/14/2011	(4)
7/14/2006	27,000	$12.00	1/30/2012	(4)
9/28/2006	1,700	$14.40	9/30/2011	(5)
9/28/2006	33,800	$1.92	9/30/2011	(5)
6/25/2007	2,500	$4.80	6/29/2012	(1)
8/13/2007	46,800	$24.00	8/13/2010	(6)
1/18/2008	146,900	$14.00	1/18/2013	(4)
7/31/2009	8,600	$4.00	7/31/2012	(7)
Total Warrants Outstanding
at June 30, 2010	409,000

(1) Issued in consideration for line of credit agreement
(2) Issued in consideration for exercise of expiring warrants above market price
(3) Issued in connection with April 2006 private offering
(4) Issued in consideration with sale of Series A Preferred Stock
(5) Issued in connection with September 2006 term loan financing
(6) Issued in connection with August 2007 private offering
(7) Issued in connection with July 2009 private offering

There were no warrants exercised in fiscal 2010. There were approximately 2,100 warrants exercised in fiscal 2009 generating approximately $10,000.

Stock Options - As of June 30, 2010, the Company had a total of 955,800 stock options outstanding with a weighted average exercise price of $6.27.  Of these options, 738,300 are exercisable at 2010 fiscal year end.  The tables below, as well as the narrative following, provide further information regarding the Company’s stock options.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following is a table of activity of all options:

		Weighted
	Number of	Average
	Shares	Exercise Price $
OPTIONS OUTSTANDING, June 30, 2008	834,200	$16.00
Shares repriced during period	(715,900)	16.32
Repriced replacement shares	572,700	6.40
Granted	145,600	9.44
Exercised	(29,300)	8.40
Canceled/Expired	(51,700)	14.88
OPTIONS OUTSTANDING, June 30, 2009	755,600	$7.52
Granted	302,600	3.52
Exercised	-	-
Canceled/Expired	(102,400)	7.28
OPTIONS OUTSTANDING, June 30, 2010	955,800	$6.27

For all options granted during fiscal years 2010 and 2009 the option price was not less than the market price, as defined in the stock option plans, of the Company's Common Stock on the grant date.  At June 30, 2010 options for 738,300 shares were exercisable and options for the remaining shares become exercisable within the next four years.  If not previously exercised, options outstanding at June 30, 2010 will expire as follows:

Calendar Year	Number of	Weighted Average
of Expiration	Shares	Exercise Price
2010	11,200	$6.32
2011	227,600	6.06
2012	153,400	7.19
2013	151,600	8.85
2014	228,200	5.24
2015	182,300	4.88
2016	1,500	12.00
	955,800	$6.27

Additional information about outstanding options to purchase the Company's Common Stock as of June 30, 2010 is as follows:

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Options Outstanding			Options Exercisable
		Weighted Avg.	Weighted		Weighted
	Number	Remaining	Average	Number	Average
Exercise	of	Contractual	Exercise	of	Exercise
Price	Shares	Life (in years)	Price	Shares	Price
$2.80-$4.00	306,000	4.14	$3.52	134,300	$3.77
$6.00-$7.36	377,200	1.55	$6.09	351,600	$6.10
$8.00-$9.20	158,000	4.30	$8.08	140,100	$8.09
$9.60-$14.00	91,600	3.21	$9.69	89,300	$9.69
$16.00-$30.00	23,000	2.33	$19.91	23,000	$19.91

Totals	955,800		$6.27	738,300	$6.92

The Company’s Stock Option Plans are administered by the Compensation/Administration Committee, currently comprised of two independent members of the Company’s Board of Directors.  Company stock options are issued to employees at an exercise price not less than the fair market value, as determined under the option plan, on the date of grant and must be granted within 10 years from the effective date of the Plan, with the term of the option not exceeding 10 years.  Options granted to employees under the Stock Option Plans, which are terminated prior to exercise, are considered to be available for grant to subsequent employees.  Total issued stock options for any plan may exceed those authorized due to termination of prior non-exercised grants.  Under the Employee Incentive Stock Option Plans, incentive and non-qualified stock options may be granted, with the incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended.  Unless otherwise established by the Committee, the standard vesting schedule for the incentive stock options issued currently is 10% vested immediately upon grant, 15% vested after twelve months from date of grant, 25% after two years from the date of grant, 25% after three years, and 25% after four years.  All of the options have been or will be registered on Form S-8 filings.  See Notes 1 and 2 for a discussion of the applicable accounting treatment of stock-based compensation for fiscal years 2010 and 2009.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Alanco Stock Option Summary (1)
as of June 30, 2010
							Balance	Exercise
Plan		Authorized	Issued	Exercised	Cancelled	Outstanding	to Issue	Price Range (5)

Misc	(2)	N/A	183,500	68,700	84,600	21,500	0	$6.00 - $20.00
1998	(3)	37,500	82,100	9,600	60,500	7,100	0	$6.00 - $16.00
1998 D&O	(4)	37,500	37,500	21,100	14,700	0	0	0
1999	(3)	75,000	203,800	26,200	144,000	30,100	0	$4.00 - $10.00
1999 D&O	(4)	25,000	32,200	0	7,500	20,200	0	$4.00 - $30.00
2000	(3)	50,000	102,100	16,500	59,200	21,800	11,700	$6.00 - $14.00
2000 D&O	(4)	25,000	24,500	6,000	0	15,600	3,400	$6.00 - $7.36
2002	(3)	75,000	89,000	0	22,100	53,200	21,800	$6.00 - $18.00
2002 D&O	(4)	25,000	25,000	2,000	1,000	17,600	5,400	$8.00
2004	(3)	100,000	128,500	0	34,800	76,400	23,600	$6.00-$9.20
2004 D&O	(4)	50,000	49,500	0	0	40,000	10,000	$6.00-$9.20
2005	(3)	150,000	204,300	0	29,100	149,000	1,000	$2.80-$8.00
2005 D&O	(4)	50,000	50,000	0	0	40,000	10,000	$6.00
2006	(3)	375,000	437,500	0	42,900	370,200	4,800	$2.80 - $9.60
2006 D&O	(4)	125,000	100,000	0	0	93,100	31,900	$4.00 - $9.60
Totals		1,200,000	1,749,500	150,100	500,400	955,800	123,600

(1) Only includes plans with options currently outstanding or having a balance available to issue.
(2) Options issued to officers and other employees outside of any plan as an inducement at time of employment
(3) Employee Incentive Stock Option Plan.
(4) Directors and Officers Stock Option Plan.
(5) Range of exercise prices for outstanding options only.

13.         RETIREMENT PLAN

The Company provides a 401(k) retirement plan for its employees.  Employees are eligible to participate in the plan on the first of the month following 90 days of continuous employment.  Employee salary deferral rates are not restricted by the Company, however, IRS limits and limitations imposed by discrimination tests may affect the allowed salary deferral rate.  The Company matches 25% of the amount deferred by employees, matching up to 4% of an employee’s annual compensation.  The Company’s matching contributions totaled $17,500 and $20,800 for the years ended June 30, 2010 and 2009, respectively.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14.	RESULTS OF OPERATIONS

The following table is a summary of the results of operations and other financial information by major segment:

	Wireless	DISCONTINUED OPERATIONS
	Asset	RFID	Data
	Management	Technology	Storage	Total
Fiscal year 2010
Sales	$14,632,400	$829,400	$974,100	$1,803,500
Cost of Goods Sold	8,664,400	756,300	653,100	1,409,400
Gross Profit	5,968,000	73,100	321,000	394,100

Gross Margin	40.8%	8.8%	33.0%	21.9%

Selling, General & Administrative	5,779,500	1,574,900	388,600	1,963,500
Corporate Expense	946,300	-	-	-
Impairment charge	-	4,500,000	373,700	4,873,700
Stock based compensation expense	400,300	35,700	3,600	39,300
Depreciation and Amortization	534,900	68,000	18,200	86,200
Total Selling, General & Administrative	7,661,000	6,178,600	784,100	6,962,700
Operating Income (Loss)	$(1,693,000)	$(6,105,500)	$(463,100)	$(6,568,600)

Capital Expenditures	$16,800	$16,100	$4,300	$20,400

Fiscal year 2009
Sales	$13,633,600	$5,468,400	$2,157,100	$7,625,500
Cost of Goods Sold	9,686,100	3,540,200	1,571,600	5,111,800
Gross Profit	3,947,500	1,928,200	585,500	2,513,700

Gross Margin	29.0%	35.3%	27.1%	33.0%

Selling, General & Administrative	5,171,700	1,545,600	947,400	2,493,000
Corporate Expense	915,800	-	-	-
Stock based compensation expense	1,412,400	58,900	9,300	68,200
Depreciation and Amortization	500,400	84,400	20,200	104,600
	8,000,300	1,688,900	976,900	2,665,800
Operating Income (Loss)	$(4,052,800)	$239,300	$(391,400)	$(152,100)

Capital Expenditures	$226,800	$68,000	$18,200	$86,200

15.   SELECTED CONSOLIDATED QUARTERLY FINANCIAL DATA  (unaudited)

The following table sets forth certain unaudited selected consolidated financial information for each of the four quarters in fiscal 2010 and 2009.  In management’s opinion, this unaudited consolidated quarterly selected information has been prepared on the same basis as the audited consolidated financial statements and includes all necessary adjustments, consisting only of normal recurring adjustments that management considers necessary for a fair presentation when read in conjunction with the consolidated financial statements and notes thereto.  The Company believes these comparisons of consolidated quarterly selected financial data are not necessarily indicative of future performance.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Quarterly earnings per share may not total to the fiscal year earnings per share due to the weighted average number of shares outstanding at the end of each period reported.

	1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
2010
Net Sales	$2,976,900	$3,627,200	$3,825,800	$4,202,500
Cost of sales	1,587,700	2,159,300	2,188,400	2,729,000
Gross profit	1,389,200	1,467,900	1,637,400	1,473,500
Loss from Continuing Operations	(562,600)	(586,700)	(510,800)	(898,700)
Loss from Discontinued Operations	(502,800)	(603,600)	(510,000)	(4,952,200)
Net loss*	(1,065,400)	(1,190,300)	(1,020,800)	(5,850,900)
Loss per share - basic & diluted	$(0.26)	$(0.28)	$(0.24)	$(1.29)
Weighted Average Shares	4,074,000	4,241,400	4,331,800	4,536,300

2009
Net Sales	$3,312,700	$3,389,600	$3,758,000	$3,173,300
Cost of sales	2,508,200	2,447,200	2,784,100	1,946,600
Gross profit	804,500	942,400	973,900	1,226,700
Loss from Continuing Operations	(1,328,300)	(1,053,200)	(950,800)	(1,964,100)
Loss from Discontinued Operations	96,600	(197,500)	(56,900)	5,700
Net loss*	(1,231,700)	(1,250,700)	(1,007,700)	(1,958,400)
Loss per share - basic & diluted	$(0.31)	$(0.31)	$(0.25)	$(0.49)
Weighted Average Shares	3,931,800	3,978,000	3,991,500	4,031,500

*Attributable to Common Shareholders

16.  SUBSEQUENT EVENTS

Subsequent to June 30,  2010 the Company completed several material stock transactions including (a) the issuance of 112,500 shares of the Company’s Class A Common Stock in a private transaction to an accredited investor, receiving $160,500, or $1.43 per share, net of expense of $7,500; (b) the sale of 271,700 shares of Class A Common Stock and 95,100 three-year warrants to purchase Class A Common Stock to a group of three accredited investors for $460,000, or $1.69 per share, net of $40,000 of expense, and (c) the issuance of 129,700 shares of Class A Common Stock in exchange for approximately 51,900 shares of the Company’s Series D Preferred Convertible Stock valued at $518,900, for a conversion price for the common stock of $4.00 per share.

The Company announced on July 22, 2010 that its wholly owned subsidiary StarTrak Systems, a leading provider of wireless monitoring and management data services for the refrigerated transportation industry, and Qualcomm Incorporated, (NASDAQ: QCOM), a leading provider of integrated wireless systems and services to transportation, logistics and services fleet companies, will offer StarTrak’s ReeferTrak Systems for refrigerated transport to Qualcomm customers.

The Company announced on August 18, 2010, in line with its strategic divestiture program, the sale of its wholly owned subsidiary, Alanco/TSI PRISM, Inc. located in Scottsdale, AZ.  The assets and business of TSI PRISM, a provider of RFID inmate tracking technology to the corrections market, was purchased by Black Creek Integrated Systems Corp., a private company located in Irondale, Alabama.  The transaction, which closed on August 17, 2010, consisted of $2 million in cash, and a potential earn-out valued in the range of $500,000 to $1,000,000.  $1.8 million of the $2 million received was applied as a payment to the $5.7 million line of credit Agreement and the remaining $200,000 was applied to Notes payable - ComVest Capital.  Since the transaction is considered a sale by the Company of a "material portion of its assets", the credit line under the agreement was reduced to $4.7 million.  The divestiture program significantly improved Alanco’s financial position by reducing secured debt and eliminating the large operating losses associated with the divested businesses, which reported significant losses during the fiscal year ended June 30, 2010.

On September 30, 2010, the company made a request for an advance under the Line of Credit Agreement, within the established credit limit.  (See additional discussion of the Line of Credit Agreement in footnote 7. - Line of Credit and Notes Payable.)  In a letter dated October 2, 2010, the Company was informed that the Trust administrators “believed there is a material impairment of the prospect of repayment of the indebtedness when due on January 1, 2011, which constitutes a default under section 7.d of the Restated Loan Agreement.  Therefore, we hereby exercise our right under section 8.1 b of the Restated Loan Agreement to cease advancing money to Alanco and its subsidiaries.”  Currently the Agreement has not been terminated and as such no acceleration of the balance was declared.   The Company is not in agreement with Trust’s conclusions or actions under the Agreement; however the Company is committed to resolve the issue and either retire the balance or extend the due date of the loan.

On October 4, 2010, the Company received a letter of resignation from Don Anderson as a member of the Company’s Board of Directors, effective immediately.  Mr. Anderson is the owner of approximately 8.6% of the Company’s Class A Common Stock, member of the Company’s Board of directors and Trustee of the Anderson Trust; provider of the Company’s Line of Credit arrangement discussed above.  A copy of the resignation, with attachments, submitted with the resignation letter are attached as Exhibit __ to this form 10-k.

In his resignation letter, Mr. Anderson states that the company’s auditors have taken a “position” in regards to the additional borrowing capacity available under The Anderson Family Trust Line of Credit.  The independent public accountants have taken no such position.  In fact, the independent auditors have stated that “at no time were we engaged to render a separate opinion as to the borrowing capacity available under The Anderson Line of Credit and we have had no communications with Mr. Anderson in regards to this matter.”

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

On August 23, 2010, the Company announced strategic initiatives to support the Company’s refocus on its StarTrak wireless asset management business, following its August 18, 2010 asset divestiture program completion, including:

A.
A Reverse Stock Split to Regain NASDAQ Listing compliance:  The Company believes that continued NASDAQ Listing is crucial to maximize long term market valuation and trading liquidity of the Company’s common stock.  Therefore, Alanco will implement a shareholders-approved reverse stock split to maintain compliance with the NASDAQ minimum $1.00 per share price listing requirement.

B.
A Corporate Name Change:  The Company plans to execute a corporate name change, subject to shareholder approval, to reflect the refocused business and recognition of the StarTrak brand as the leading wireless asset management solution for the refrigeration transportation market.

C.
Corporate Consolidation:  Alanco plans to consolidate its corporate headquarters into the StarTrak’s offices in Morris Plains, New Jersey, targeted for calendar year end, to improve efficiency, communications and operational support.

D.
Evaluation of Strategic Alternatives:  The Company will solicit investment banker advice to evaluate strategic alternatives available to enhance shareholder value.  The Company anticipates that a range of options will be developed as a result of this process for review with its board of directors and advisors.  Although the Company is committed to maximizing shareholder value, there can be no assurance of any particular outcome or course of action.

E.
Corporate Succession Issues:  Robert R. Kauffman, Alanco Chairman announced that “As the Company transitions from a holding company structure, we are implementing a management succession plan to select an outstanding candidate to eventually assume my CEO responsibilities and guide the new Company’s exciting future growth plan.”

The Company’s Board of Directors elected to effect a 1 for 8 reverse stock split effective August 27, 2010.  The Company had previously received authority from its shareholders to effect a reverse split at a ratio within a specified range, if and as determined by the Board of Directors, in order to maintain its NASDAQ listing.  As a result of the reverse stock split, each eight shares of the Company’s Class A common stock outstanding at the time of the reverse split were automatically reclassified and changed into one share of common stock, and the total number of common shares outstanding were reduced from approximately 41.7 million shares to 5.2 million shares post-split.  The reverse stock split resulted in a similar adjustment to the Company’s outstanding stock options and securities reserved for issuance under its current incentive plans.  No fractional shares were issued in connection with the reverse stock split and, upon surrender of their stock certificates, shareholders will receive cash in lieu of the fractional shares to which they would otherwise be entitled.  As a result, on September 15, 2010 the Company announced that it had regained NASDAQ listing compliance.

On September 16, 2010, the Board of directors approved the immediate repricing of all of the outstanding stock options (approximately 956,000) held by current Officers, Directors and employees to $1.50, a 7.9% premium to the closing market price on September 15, 2010 of $1.39.  The stock based compensation value created by the repricing, as determined under the Black Scholes method, will result in a non cash expense in future periods, not to exceed the vesting periods of the stock options.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

ITEM 9A (T). CONTROLS AND PROCEDURES

(a)  EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

The Company carried out, under the supervision and with the participation of the Company’s management, including the Company’s Chief Executive Officer and the Company’s Chief Financial Officer, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended).  Based on their evaluation, the Company’s Chief Executive Officer and its Chief Financial Officer concluded that, as of June 30, 2010, the Company’s disclosure controls and procedures were not effective because of the material weaknesses identified as of such date discussed below. Notwithstanding, the existence of the material weaknesses described below, management has concluded that the consolidated financial statements in this Form 10-K fairly present, in all material respects, the Company’s financial position, results of operations and cash flows for the periods and dates presented.

(b)	MANAGEMENT’S ANNUAL REPORT ON INTERNAL CONTROL OVER FINANCIAL REPORTING

The Company’s management is responsible for establishing and maintaining adequate internal control over financial reporting as defined in Rule 13a-15(f) under the Securities Exchange Act of 1934.  Our internal control over financial reporting is designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles.  Because of its inherent limitations, internal control over financial reporting may not prevent or detect misstatements.  Also, projections of any evaluation of effectiveness to future periods are subject to the risk that controls may become inadequate because of changes in conditions or that the degree of compliance with the policies or procedures may deteriorate.

With the participation of the Company’s Chief Executive Officer and Chief Financial Officer, management conducted an evaluation of the effectiveness of our internal control over financial reporting as of June 30, 2010, based on the framework and criteria established in Internal Control – Integrated Framework, issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

A material weakness is a significant deficiency, or combination of significant deficiencies, that result in more than a remote likelihood that a material misstatement of the annual or interim financial statements will occur and not be detected by management before the financial statements are published.  In its assessment of the effectiveness in internal control over financial reporting as of June 30, 2010, the Company determined that there were control deficiencies that constituted  material weakness, as described below.

•
As more fully discussed in Note 10 – Related Party Transactions, a director of the Company, who is also President of  a wholly owned subsidiary (StarTrak), has informed the Company that he owns 60% of the outstanding membership interests of August Matrix, LLC, a New Jersey limited liability company formed in 2008 to represent a StarTrak vendor, ST Wireless.  ST Wireless, is a company organized and operating under the laws of India that has provided software engineering services to StarTrak for a number of years.  StarTrak remitted all payments for ST Wireless services to August Matrix starting in August 2008 through September 2009.  This relationship has not been appropriately disclosed, as required, in the Company’s prior filings.

•
We have not assessed our control environment or entity-level controls.  Due to time and staff constraints, we did not perform an assessment of our control environment or entity-level controls in accordance with COSO standards.

•     We have not tested the operating effectiveness of our controls over financial reporting.  During our  review process we created and implemented new controls and procedures.  However due to time and staff constraints, we did not test our controls over financial reporting in accordance with COSO standards.  Since we have not completely tested our controls, we have determined that our controls over financial reporting were ineffective.

•     The Company did not maintain a sufficient complement of personnel with the appropriate level of knowledge, experience, and training to analyze, review, and monitor the accounting of inventory adjustments that are significantr non-routine with regard to the flow of inventory material through the warehouse.  As a result, the Company did not prepare adequate contemporaneous documentation that would provide a sufficient basis for an effective evaluation and review of the accounting for inventory adjustments that are significant or non-routine.  This material weakness resulted in errors in the preliminary June 30, 2009 consolidated financial statements and more than a remote likelihood that a material misstatement of the Company’s annual or interim financial statements would not be prevented or detected.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Due to these material weaknesses, management concluded that our internal control over financial reporting was not effective as of June 30, 2010.

This annual report does not include an attestation report of the Company’s independent registered public accounting firm regarding internal control over financial reporting. Managements report was not subject to attestation by the Company’s independent registered public accounting firm pursuant to temporary rules of the Securities and Exchange Commission that permit the Company to provide only management’s report in this annual report.

The Company is in the process of developing and implementing a remediation plan to address the material weaknesses as described above.

The Company has taken the following actions to improve internal control over financial reporting:

•
The Audit Committee of the Board of Directors has recommended that the Board of Directors adopt a formal policy requiring each director and executive officer of the Company to annually complete a Director’s and Officers’ Questionnaire designed to update biographical information, disclose economic relationships with related parties, verify individual stock ownership (including beneficial ownership) and disclose other pertinent information that may require disclosure in Company filings.  Failure to comply with the policy would result in appropriate action by the Board of Directors.

•
The Company is currently installing a new Environmental Resource Planning (“ERP”) system at its remaining operating subsidiary, StarTrak Systems, which should significantly improve both  internal control environment and entity controls.

    • During the remaining period through the year ending June 30, 2011, we intend to devote resources, to properly assess, and remedy if needed, our control environment and entity-level controls.

    · During the remaining period through the year ending June 30, 2011, we will enhance our risk assessment, internal control design and documentation and develop a plan for testing in accordance with COSO standards.

    • In July 2008, the senior accounting position at one of the Company’s subsidiaries was upgraded with the addition of experienced accounting personnel.  The Company plans to continue to enhance the staffing and competency level within the department with training and periodic reviews.

In addition, the following are specific remedial actions to be taken for matters related to inventory transactions including significant and non-routine adjustments.

    • The Company requires that all significant or non-routine inventory adjustments be thoroughly researched, analyzed, and documented by qualified warehouse personnel, and to provide for complete review of the resulting transaction by the Warehouse Supervisor prior to recording the transactions.  In addition, all major transactions will require the additional review and approval of the Materials Manager.

    • The Company requires all significant credit memos be thoroughly documented by accounting personnel and approved by StarTrak management.

In light of the aforementioned material weaknesses, management conducted a thorough review of all significant or non-routine adjustments for the year ended June 30, 2010.  As a result of this review, management believes that there are no material inaccuracies or omissions of material fact and, to the best of its knowledge, believes that the consolidated financial statements for the year ended June 30, 2010 fairly present in all material respects the financial condition and results of operations for the Company in conformity with U.S. generally accepted accounting principles.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

ITEM 9B. OTHER INFORMATION

None

PART III

ITEM 10. DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Officers and Directors

The officers and directors of the Company are:
Name	Age	Position	Year First Director

Harold S. Carpenter	76	Director	1995
James T. Hecker	53	Director	1997
Robert R. Kauffman	70	Director/C.O.B./C.E.O.	1998
Thomas C. LaVoy	50	Director	1998
John A. Carlson	63	Director/E.V.P./C.F.O.	1999
Donald E. Anderson	76	Director	2002
Timothy P. Slifkin	55	Director/C.E.O. - StarTrak	2006

Robert R. Kauffman:  Mr. Kauffman was appointed as Chief Executive Officer and Chairman of the Board effective July 1, 1998.  Mr. Kauffman was formerly President and Chief Executive Officer of NASDAQ-listed Photocomm, Inc., from 1988 until 1997 (since renamed Kyocera Solar, Inc.).  Photocomm was the nation's largest publicly owned manufacturer and marketer of wireless solar electric power systems with annual revenues in excess of $35 million.  Prior to Photocomm, Mr. Kauffman was a senior executive of the Atlantic Richfield Company (ARCO) whose varied responsibilities included Senior Vice President of ARCO Solar, Inc., President of ARCO Plastics Company and Vice President of ARCO Chemical Company.  Mr. Kauffman earned an M.B.A. in Finance at the Wharton School of the University of Pennsylvania, and holds a B.S. in Chemical Engineering from Lafayette College, Easton, Pennsylvania.

John A. Carlson:  Mr. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., joined the Company in September 1998 as Senior Vice President/Chief Financial Officer.  Mr. Carlson started his career with Price Waterhouse & Co. in Chicago, Illinois.  He has over twenty-five years of public and private financial and operational management experience, including over twelve years as Chief Financial Officer of a Fortune 1000 printing and publishing company.  Mr. Carlson earned his Bachelor of Science degree in Business Administration at the University of South Dakota, and is a Certified Public Accountant.

Donald E. Anderson:  Donald E. Anderson is President and owner of Programmed Land, Inc., a Minnesota and Scottsdale, Arizona, based company.  Programmed Land is a diversified holding company engaged in real estate, including ownership, development, marketing and management of properties.  He is also majority owner of a company involved in the automotive industry.  From 1988 until 1997, Mr. Anderson was Chairman of the Board of NASDAQ-listed Photocomm, Inc., a company involved in the solar electric business.  Since 1983, Mr. Anderson has also been President of Pine Summit Bible Camp, a non-profit organization that operates a year-round youth camp in Prescott, Arizona.  Mr. Anderson has a B.A. degree in accounting.

Harold S. Carpenter:  Mr. Carpenter is the former President of Superiorgas Co., Des Moines, Iowa, which is engaged in the business of trading and brokering bulk refined petroleum products with gross sales of approximately $500 million per year.  He is also the General Partner of Superiorgas L.P., an investment company affiliated with Superiorgas Co.  Mr. Carpenter founded these companies in 1984 and 1980, respectively.  Mr. Carpenter is also the President of Carpenter Investment Company, Des Moines, Iowa, which is a real estate investment company holding properties primarily in central Iowa.  From 1970 until 1994, Mr. Carpenter was the Chairman of the George A. Rolfes Company of Boone, Iowa, which manufactured air pollution control equipment.  Mr. Carpenter graduated from the University of Iowa in 1958 with a Bachelor of Science and Commerce degree.

James T. Hecker:  Mr. Hecker is both an Attorney and a Certified Public Accountant.  Since 1987 Mr. Hecker has been Vice President, Treasurer and General Counsel of Rhino Capital Incorporated, Evergreen, Colorado, a private capital management company which manages a $60 million portfolio.  He also served, since 1992, as a trustee of an $11 million charitable trust.  From 1984 to 1987, Mr. Hecker was the Controller of Northern Pump Company, Minneapolis, Minnesota, a multi-state operating oil and gas company with more than 300 properties, with responsibility of all accounting and reporting functions.  Prior to that, from 1981 to 1984, Mr. Hecker was Audit Supervisor of Total Petroleum, Inc., Denver, responsible for all phases of internal audit and development of audit and systems controls.  Mr. Hecker received a J.D. degree from the University of Denver in 1992, and a B.B.A. degree in Accounting and International Finance from the University of Wisconsin in 1979.  He is a member in good standing of the Colorado and the American Bar Associations, the Colorado Society of CPAs, and the American Institute of CPAs.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Thomas C. LaVoy:  Thomas C. LaVoy has served as Chief Financial Officer of SuperShuttle International, Inc., since July 1997 and as Secretary since March 1998.  From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc.  Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983.  Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant.

Timothy P. Slifkin:  Timothy P. Slifkin, President and Chief Executive Officer of the Company’s subsidiary, StarTrak Systems, LLC, is directly responsible for development of StarTrak's wireless product line and for leading the North American rail industry's acceptance of the technology for damage prevention, refrigeration transport, and asset management applications.  Mr. Slifkin has been developing remote monitoring systems since founding Elexor Associates in 1986, and in developing and deploying wireless systems (satellite and terrestrial) since 1992.  He has several patents issued or pending on related technology.  Prior to founding StarTrak, Mr. Slifkin was employed with Hewlett Packard, Johannson Microwave, American Microsystems, and Jet Propulsion Laboratories.  Mr. Slifkin holds a Bachelors Degree in Engineering.

Non-Director Significant Employees

The following table provides information regarding key officers for the Company’s primary subsidiaries.  Mr. Oester’s employment with Alanco/TSI PRISM, Inc. terminated effective March 31, 2010.

Name	Age	Position	Year Appointed to Position
Greg M. Oester	62	President - Alanco/TSI PRISM, Inc.	2002
Thomas A. Robinson	49	Executive Vice President - StarTrak Systems, LLC	2006

Greg M. Oester:  Mr. Oester started his employment as President of Alanco/TSI PRISM, Inc. (formerly Technology Systems International, Inc.) in 2000.  He practiced international business law for 12 years and founded a firm in Los Angeles, CA.  He co-founded North American Enterprises, Inc. in 1989 and engaged in sales & marketing of European specialty products in the U.S.A.  Mr. Oester conducted seminars on foreign investment in the U.S.A. throughout Asia.  He was admitted to practice before the U.S. Customs Court, the Court of International Trade and numerous State and Federal venues.  Mr. Oester holds Bachelor of Arts degrees in Political Science and Economics from the University of Arizona and also a Juris Doctor Degree from the University of Laverne.  Mr. Oester’s employment with Alanco/TSI PRISM, Inc. terminated effective March 31, 2010.

Thomas A. Robinson:  Mr. Robinson, Executive Vice President of StarTrak Systems, LLC, has been responsible for major program deliveries at StarTrak since 1999.  He is intimately involved in the systems development, network completion, customer commitments, and deployments for all major products of StarTrak.  Prior to joining StarTrak, Mr. Robinson was employed by Varlen Corporation (acquired by Amsted Industries in 1999) where he was responsible for mergers and acquisitions.  Prior to Varlen, he was a Program Manager at Hughes Aircraft.  Mr. Robinson holds Bachelors and Masters Degrees in Engineering from Case Western Reserve University and an MBA from Wharton.

Audit/Corporate Governance Committee

The Audit/Corporate Governance Committee of the Board of Directors is currently comprised of three independent directors, and operates under a written charter adopted by the Board.  The Audit/Corporate Governance Committee Charter was included as Exhibit A in the Company’s Definitive Proxy Statement filed with the SEC on October 18, 2004.  The members of the Audit/Corporate Governance Committee are Harold S. Carpenter, a CEO with over 30 years senior management experience, James T. Hecker, an attorney and CPA, and Thomas C. LaVoy, a CPA.  All three individuals are experienced in reading and understanding financial statements, and, in fact, are deemed to be financial experts as defined by audit committee requirements.

The Audit/Corporate Governance Committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor engaged for the purpose of preparing an audit report or performing other audit, review or attest services for the Company.  The auditor reports directly to the Audit/Corporate Governance Committee.  The Audit/Corporate Governance Committee has established “whistleblower” procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Authority to engage independent counsel and other advisors has been given to the Audit/Corporate Governance Committee as it determines is necessary to carry out its duties.  The Company provides appropriate funding for the Audit/Corporate Governance Committee to compensate the outside auditors and any lawyers and advisors it employs and to fund ordinary administrative expenses of the Audit/Corporate Governance Committee that are necessary in carrying out its duties.

The Audit/Corporate Governance Committee provides general oversight of the Company’s financial reporting and disclosure practices, system of internal controls, and the Company’s processes for monitoring compliance by the Company with Company policies.  The Audit/Corporate Governance Committee reviews with the Company’s independent registered public accounting firm the scope of the audit for the year, the results of the audit when completed, and the independent registered public accounting firm's fee for services performed.  The Audit/Corporate Governance Committee also recommends independent registered public accounting firm to the Board of Directors and reviews with management various matters related to its internal accounting controls.  During the last fiscal year, there were three meetings of the Audit/Corporate Governance Committee.

Management is responsible for the Company’s internal controls and the financial reporting process.  The independent independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) and issuing a report thereon.  The Audit/Corporate Governance Committee is responsible for overseeing and monitoring the quality of the Company’s accounting and auditing practices.

The members of the Audit/Corporate Governance Committee are not professionally engaged in the practice of auditing or accounting and may not be experts in the fields of accounting or auditing, or in determining auditor independence.  Members of the Audit/Corporate Governance Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm.  Accordingly, the Audit/Corporate Governance Committee's oversight does not provide an independent basis to determine that management has maintained procedures designed to assure compliance with accounting standards and applicable laws and regulations.  Furthermore, the Audit/Corporate Governance Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with standards of the Public Company Accounting Oversight Board, that the financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that the Company's independent registered public accounting firm is in fact "independent."

Compliance with Section 16(a) of Securities Exchange Act of 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s Officers and Directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”).  Officers, Directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.  Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5’s were required, the Company believes that as of the date of filing of this Form 10-K, all Section 16(a) filing requirements applicable to its officers, Directors and greater than 10% beneficial owners were satisfied.

Code of Ethics

The Company has adopted a Corporate Code of Business Conduct and Ethics, which was included as Exhibit 99.2 in the Company’s Form 10-Q filed with the SEC on November 15, 2004.  We believe our code of ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct; provide full, fair, accurate, timely and understandable disclosure in public reports; comply with applicable laws; ensure prompt internal reporting of code violations; and provide accountability for adherence to the code.

The Code of Business Conduct and Ethics is presented on the Company’s web page under the subheading “Corporate Governance.”  Shareholders may receive a copy of the Company’s adopted Code of Conduct, without charge, via e-mail request to alanco@alanco.com, by calling the Company at 480-607-1010, Ext. 857, or by writing to the Company to the attention of the Company’s Corporate Secretary at 15575 N. 83rd Way, Suite 3, Scottsdale, Arizona 85260.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

ITEM 11.  EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation paid or accrued by the Company for the services rendered during the fiscal years ended June 30, 2010, 2009 and 2008 to the Company's Chief Executive Officer, Chief Financial Officer, President of the Company’s subsidiary, Alanco/TSI PRISM, Inc. (ATSI), President of the Company’s subsidiary, StarTrak Systems, LLC (STS), and Executive Vice President of the Company’s subsidiary, StarTrak Systems, LLC, whose salaries and bonus exceeded $100,000 during the last fiscal year (collectively, the "Named Executive Officers").  No stock appreciation rights ("SARs") have been granted by the Company to any of the Named Executive Officers during the last three fiscal years.

					Long-Term
		Annual Compensation			Compensation
					Securities
					(# shares)
Name and				Other (1)	Underlying
Principal		Annual		Annual	Options
Position		Salary	Bonus	Comp $	Granted in FY

Robert R. Kauffman, C.E.O.
FY 2010		$185,229	None	$17,400	25,000
FY 2009		233,750	None	17,400	31,250
FY 2008		247,500	None	17,400	25,000
John A. Carlson, C.F.O.
FY 2010		165,104	None	10,051	15,625
FY 2009		208,250	None	10,483	15,000
FY 2008		220,500	None	10,405	12,500
Greg M. Oester, President, ATSI
FY 2010		72,328	None	None	6,250
FY 2009		135,831	None	None	6,250
FY 2008		139,050	None	None	6,250
Timothy P. Slifkin, President, STS
FY 2010		140,000	None	1,400	6,250
FY 2009		151,667	None	1,517	3,125
FY 2008	(2)	333,332	None	3,081	12,500
Thomas A. Robinson, Exec V.P., STS
FY 2010		140,000	None	1,400	6,250
FY 2009		151,667	None	1,517	3,125
FY 2008	(3)	343,333	None	3,104	12,500

(1)		Represents supplemental executive benefit reimbursement for the year and Company matching for
Alanco's 401(K) Profit Sharing Plan.

(2)		Includes $156,665 compensation accrued in prior years but paid during fiscal 2008.
(3)		Includes $166,666 compensation accrued in prior years but paid during fiscal 2008.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Option Grants in Last Fiscal Year

The following table sets forth each grant of stock options made during the fiscal year ended June 30, 2010, to each of the Named Executive Officers and/or Directors and to all other employees as a group.  No stock appreciation rights ("SARs") have been granted by the Company.

INDIVIDUAL GRANTS

	Number of
	Securities
	Underlying	% of	Exercise
	Options	Total	Price
	Granted	Options	($/Sh)	Grant	Expiration
Name		Granted		Date	Date

Robert Kauffman	25,000	8.27%	$4.00	7/13/2009	7/13/2014
John Carlson	15,625	5.17%	$4.00	7/13/2009	7/13/2014
Harold Carpenter	9,375	3.10%	$4.00	7/13/2009	7/13/2014
Donald Anderson	9,375	3.10%	$4.00	7/13/2009	7/13/2014
Thomas LaVoy	9,375	3.10%	$4.00	7/13/2009	7/13/2014
James Hecker	9,375	3.10%	$4.00	7/13/2009	7/13/2014
Timothy Slifkin	6,250	2.07%	$4.00	7/13/2009	7/13/2014
Greg Oester	6,250	2.07%	$4.00	7/13/2009	7/13/2014
Tom Robinson	6,250	2.07%	$4.00	7/13/2009	7/13/2014
Other Employees	205,625	67.98%	$2.80 to $4.00	7/13/09 to 4/20/10	7/13/14 to 4/14/15

Total	302,500	100.00%

All options are granted at a price not less than “grant-date market.”  During the fiscal year ended June 30, 2010, 102,413 previously granted stock options expired or were cancelled.

Aggregated Options and Warrants - Exercised in Last Fiscal Year and Values at Fiscal Year End

The following table sets forth the number of exercised and unexercised options and warrants held by each of the Named Executive Officers and/or Directors at June 30, 2010, and the value of the unexercised, in-the-money options at June 30, 2010.

Name	Shares Acquired On Exercise During 2010 Fiscal Year	Value Realized ($) (1)	Unexercised Options & Warrants at Fiscal Year End (Shares) (2)	Value of Unexercised In-The-Money Options & Warrants at FYE ($) (3)
Robert Kauffman	0	$0	193,250	$0
John Carlson	0	0	94,375	0
Harold Carpenter	0	0	61,925	0
James Hecker	0	0	39,800	0
Thomas LaVoy	0	0	39,550	0
Donald Anderson	0	0	191,430	0
Timothy Slifkin	0	0	46,250	0
Thomas Robinson	0	0	50,000	0

(1)	Calculated as the difference between closing price on the date exercised and the exercise price, multiplied by the number of options exercised.
(2)	Represents the number of securities underlying unexercised options and warrants that were exercisable at 2010 Fiscal Year End.
(3)
Calculated as the difference between the closing price of the Company’s Common Stock on June 30, 2010, and the exercise price for those options exercisable on June 30, 2010, with an exercise price less than the closing price, multiplied by the number of applicable options.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Option Grants Subsequent to Fiscal Year End

No employee stock options were granted subsequent to 2010 fiscal year end.  See Subsequent event footnote for discussion of options repriced subsequent to fiscal year end June 30, 2010.

Employment Agreements and Executive Compensation

The Executive Officers are at-will employees without employment agreements.

Compensation of Directors

During fiscal year 2010, non-employee Directors were compensated for their services in cash ($750 per meeting per day up to a maximum of $1,500 per meeting) and through the grant of options to acquire shares of Class A Common Stock as provided by the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans (the “D&O Plans”) which are described below.  All Directors are entitled to receive reimbursement for all out-of-pocket expenses incurred for attendance at Board of Directors meetings.

The 1996 Directors and Officers Stock Option Plan was approved by the Board of Directors on September 9, 1996.  Shareholders approved the 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Directors and Officers Stock Option Plans on November 6, 1998, November 5, 1999, November 10, 2000, November 22, 2002, November 19, 2004, January 20, 2006, and January 30, 2007, respectively.  The purpose of the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 D&O Plans is to advance the business and development of the Company and its shareholders by affording to the Directors and Officers of the Company the opportunity to acquire a proprietary interest in the Company by the grant of Options to acquire shares of the Company’s common stock.  All Directors and Executive Officers of the Company are eligible to participate in the 1996, 1998, 1999, 2000, 2002, 2004, 2005, and 2006 Plans.  Newly appointed Directors receive options to purchase shares of common stock at fair market value.  Upon each subsequent anniversary of the election to the Board of Directors, each non-employee Director may receive an additional option to purchase shares of common stock at fair market value.

ITEM 12.  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners

The following table sets forth certain information with respect to each shareholder known by Alanco to be the beneficial owner of more than 5% of the outstanding Alanco common stock or voting rights as of September 24, 2010.  Information regarding the stock ownership of Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, Donald E. Anderson, Alanco Director, and Timothy P. Slifkin, StarTrak Chief Executive Officer, is also shown in the table in the following section, Current Directors and Executive Officers.  Data provided in the table reflects adjustments in ownership due to the 1 for 8 reverse split effected on August 28, 2010.  Exercisable stock options owned by the individuals listed below have an exercise price of $1.50 per share.  This option price modification was the result of an action by the Board of Directors in September 2010 whereby the Board unanimously voted to modify the price of most outstanding stock options to $1.50 in order to reinstate the incentive such options are intended to give to the option holders.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Five Percent Owners Post 8/27/10 Reverse Split

		Class A
		Common		Preferred		Total		Total Stock	Total
		Shares	Series B	Shares		Voting	Exercisable	Owned &	Stock,
		Owned	D or E	Owned		Rights	Stock Options	Options,	Options &
	Class A	Percent	Preferred	Percent		Owned	and Warrants	Warrants,	Warrants
	Common	of	Shares	of	Total	Percent	and Loan	and Loan	Percent of
	Shares	Class	Owned	Class	Voting	of	Conversion	Conversion	Voting
	Owned	(7)	(8)	(9)	Rights	Class	Rights	Rights	Rights (10)

ORBCOMM Inc. (1)	15,060	0.29%	500,000	68.03%	765,060	11.61%	0	765,060	11.61%
Donald E. Anderson (2)	448,752	8.62%	0	0.00%	448,752	6.81%	291,430	740,182	10.76%
Robert R. Kauffman (3)	232,914	4.47%	15,000	2.04%	255,414	3.88%	193,250	448,664	6.62%
Timothy P. Slifkin (4)	286,835	5.51%	13,402	16.27%	320,340	4.86%	47,813	368,153	5.55%
The Rhino Fund LLLP (5)	181,613	3.49%	50,000	60.68%	306,613	4.65%	42,584	349,197	5.27%
ComVest Capital LLC (6)	295,282	5.67%	0	0.00%	295,282	4.48%	137,950	433,232	6.44%

(1)
Per Schedule SC 13D filed with the SEC on April 15, 2010, ORBCOMM Inc. is the owner of 500,000 shares of the Company’s Series E Convertible Preferred Stock with voting rights of 750,000 shares.  Subsequent to the SC 13D filing, ORBCOMM was issued an additional 15,060 shares of Class A Common Stock.  The address for ORBCOMM Inc. is 2115 Linwood Avenue, Suite 100, Fort Lee, NJ  07024.

(2)
The number of shares, options and warrants owned includes:  The Anderson Family Trust, owner of 246,314 shares of Alanco Class A Common Stock, 83,750 exercisable warrants; and rights to 100,000 shares of Class A Common Stock upon election to convert the Line of Credit provided to Alanco Technologies, Inc.; Programmed Land, Inc., owner of 202,063 shares of Alanco Class A Common Stock and 64,605 exercisable warrants; all of which Mr. Anderson claims beneficial ownership; and 375 shares of Alanco Class A Common Stock and 43,075 exercisable options owned by Mr. Anderson.  Mr. Anderson’s address is 11804 North Sundown Drive, Scottsdale, Arizona 85260.

(3)
In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares.  If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned.  Mr. Kauffman owns 15,000 shares of Series E Convertible Preferred Stock which represent 2.04% of the total Series E Convertible Preferred shares outstanding.  The address for Mr. Kauffman is: c/o Alanco Technologies, Inc., 15575 North 83rd Way, Suite 3, Scottsdale, Arizona 85260.

(4)
In addition to the stock options shown above, Timothy P. Slifkin, President of StarTrak Systems, LLC, has 10,939 options with a vesting schedule ranging from October 5, 2010 to July 13, 2013.  The 13,402 shares of Series D Convertible Preferred Stock beneficially owned by Mr. Slifkin represent 16.27% of the total Series D Convertible Preferred shares outstanding.  The address for Mr. Slifkin is: c/o StarTrak Systems, LLC, 408 The American Road, Morris Plains, NJ 07950.

(5)
The 50,000 shares of Series D Convertible Preferred Stock owned by The Rhino Fund, LLLP, managed by Rhino Capital, Inc., a private capital management company, represent 60.68% of the total Series D Convertible Preferred shares outstanding.  The address for Rhino Capital, Inc. is 32065 Castle Court, Suite 100, Evergreen, CO  80439.

(6)
Per Schedule SC 13G filed with the SEC on June 15, 2010, ComVest Capital LLC is the owner of 2,353,333 shares of the Company’s Class A Common Stock (adjusted for the August 27, 2010 one for eight reverse split to 294,166 shares).  Subsequent to the SC 13G filing, ComVest was issued an additional 1,116 shares of Class A Common Stock.  ComVest also has 33,750 exercisable warrants and loan conversion rights to 104,200 shares of Class A Common Stock.  The address for ComVest Capital LLC is City Place Tower, 525 Okeechobee Blvd, Suite 1050, West Palm Beach, FL  33401.

(7)
The percentages for Class A Common Stock shown are calculated based upon 5,208,290 shares of Class A Common Stock outstanding on September 24, 2010.  The percentages for Total Voting Rights are calculated based upon 6,589,022 voting rights on September 24, 2010.

(8)
Preferred Shares are either Series D Convertible Preferred Stock, each share of which has twenty votes in matters submitted to shareholders for a vote, or Series E Convertible Preferred Stock, each share of which has twelve notes in matters submitted to shareholders for a vote.  As of September 24, 2010, there are 82,393 shares of Series D Convertible Preferred Stock outstanding and 735,000 shares of Series E Convertible Preferred Stock outstanding.  The 5% owners do not own any shares of the Series B Convertible Preferred Stock.

(9)
In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of voting rights shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of voting rights shares owned by any other stockholders.

(10)
In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of voting right shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of voting right shares owned by any other stockholders.

Security Ownership of Management

The following table sets forth the number of exercisable stock options and the number of shares of the Company's Common Stock and Preferred Stock beneficially owned as of September 24, 2010, by individual directors and executive officers and by all directors and executive officers of the Company as a group.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of the beneficial ownership for any other purpose.  Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table.  Data provided in the table reflects adjustments in ownership due to the 1 for 8 reverse split effected on August 28, 2010.  Exercisable stock options owned by the individuals listed below have an exercise price of $1.50 per share.  This option price modification was the result of an action by the Board of Directors in September 2010 whereby the Board unanimously voted to modify the price of most outstanding stock options to $1.50 in order to reinstate the incentive such options are intended to give to the option holders.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

Securities of the Registrant Beneficially Owned Post 8/27/2010 Reverse Split(1)

								Stock
								Options &	Total
								Warrants	Stock
			Series D				Total	and Loan	Owned +	Total
	Class A	Shares	or E		Shares		Voting	Conversion	Options &	Stock,
	Common	Owned	Preferred		Owned	Total	Rights	Rights	Warrants	Options
	Stock	Percent	Stock		Percent	Voting	Percent	Exercisable	and Loan	& Warrants
Name of	Shares	of Class	Shares		of Class	Rights	of Class	@ 9/24/10	Conversion	Percent of
Beneficial Owner (2)	Owned	(7)	Owned		(7)	Owned	(7)	+ 60 days (8)	Rights	Class (9)

Robert R. Kauffman (3)	232,914	4.47%	15,000		2.04%	255,414	3.88%	193,250	448,664	6.62%
Director/COB/CEO
John A. Carlson	37,917	0.73%	0		0.00%	37,917	0.58%	106,875	144,792	2.16%
Director/EVP/CFO
Harold S. Carpenter	329	0.01%	0	(5)	0.00%	329	0.00%	64,925	65,254	0.98%
Director
James T. Hecker	12,187	0.23%	0	(6)	0.00%	12,187	0.18%	39,800	51,987	0.78%
Director
Timothy P. Slifkin	286,835	5.51%	13,402		16.27%	320,340	4.86%	50,313	370,653	5.58%
Director/CEO - StarTrak
Thomas C. LaVoy	16,783	0.32%	10,378		12.60%	42,728	0.65%	38,550	81,278	1.23%
Director
Donald E. Anderson (4)	448,752	8.62%	0		0.00%	448,752	6.81%	291,430	740,182	10.76%
Director
Greg M. Oester	3,795	0.07%	0		0.00%	3,795	0.06%	0	3,795	0.06%
President - ATSI
Thomas A. Robinson	188,822	3.63%	8,613		10.45%	210,354	3.19%	54,063	264,417	3.98%
EVP - StarTrak

Officers and Directors	1,228,334	23.58%	47,393		5.80%	1,331,816	20.21%	839,206	2,171,022	29.23%
as a Group (8 individuals)

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

(1)
Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and generally indicates voting or investment power with respect to securities.  In accordance with SEC rules, shares that may be acquired upon conversion or exercise of stock options, warrants or convertible securities which are currently exercisable or which become exercisable within 60 days are deemed beneficially owned.  Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned.

(2)	COB is Chairman of the Board; CEO is Chief Executive Officer; EVP is Executive Vice President; CFO is Chief Financial Officer.

(3)
In addition to the shares shown above, Robert R. Kauffman, Alanco Chairman and Chief Executive Officer, also beneficially owns 455,000 shares of TSIN stock, representing an ownership position of less than 2% of the outstanding TSIN shares.  If TSIN distributes the shares of Alanco common stock owned by TSIN to TSIN shareholders on a proportionate basis, Mr. Kauffman may acquire additional shares of Alanco common stock, thereby slightly increasing his percentage of Alanco common shares owned.

(4)
The number of shares, options and warrants owned includes:  The Anderson Family Trust, owner of 246,314 shares of Alanco Class A Common Stock, 83,750 exercisable warrants; and rights to 100,000 shares of Class A Common Stock upon election to convert the Line of Credit provided to Alanco Technologies, Inc.; Programmed Land, Inc., owner of 202,063 shares of Alanco Class A Common Stock and 64,605 exercisable warrants; all of which Mr. Anderson claims beneficial ownership; and 375 shares of Alanco Class A Common Stock and 43,075 exercisable options owned by Mr. Anderson.

(5)
Excludes 91,056 shares of Class A Common Stock and 19,875 warrants to purchase Class A Common Stock owned by Heartland Systems Co., a company for which Mr. Carpenter serves as an officer.  Mr. Carpenter disclaims beneficial ownership of such shares.

(6)
Excludes 181,613 shares of Class A Common Stock, 50,000 shares of Series D Convertible Preferred Stock and 42,584 warrants to purchase Class A Common Stock owned by Rhino Fund LLLP.  The fund is controlled by Rhino Capital Incorporated, for which Mr. Hecker serves as Treasurer and General Counsel.  Mr. Hecker disclaims beneficial ownership of such shares.

(7)
The percentages for Class A Common Stock shown are calculated based upon 5,208,290 shares of Class A Common Stock outstanding on September 24, 2010.  The percentages for Series D Convertible Preferred Stock are calculated based upon 82,393 shares of Series D Convertible Preferred Stock outstanding on September 24, 2010, each share of which has 1.5 votes in matters submitted to shareholders for a vote.  The percentages for Series E Convertible Preferred Stock are calculated based upon 735,000 shares of Series E Convertible Preferred Stock outstanding on September 24, 2010, each share of which has 1.5 votes in matters submitted to shareholders for a vote.  The percentages for Total Voting Rights are calculated based upon 6,589,022 voting rights as of September 24, 2010.

(8)
Represents unexercised stock options and warrants issued to named executive officers and directors.  All options and warrants listed that were issued to the executive officers and directors were exercisable at September 24, 2010, or will be exercisable within 60 days following September 24, 2010.  Timothy Slifkin also holds the following options:  4,688 options exercisable in fiscal year 2012, 2,188 options exercisable in fiscal year 2013 and 1,563 options exercisable in fiscal year 2014.  Thomas Robinson also holds the following options:  4,688 options exercisable in fiscal year 2012, 2,188 options exercisable in fiscal year 2013 and 1,563 options exercisable in fiscal year 2014.

(9)
The number and percentages shown include the voting rights shares actually owned as of September 24, 2010 and the shares of common stock that the identified person or group had a right to acquire within 60 days after September 24, 2010.  The percentages shown are calculated based upon 6,589,022 voting rights as of September 24, 2010.  In calculating the percentage of ownership, option and warrant shares are deemed to be outstanding for the purpose of computing the percentage of shares owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of shares owned by any other stockholders.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

ITEM 13.  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Transactions with Management

Mr. Steve Oman, a former member of the Board of Directors, received compensation in the amount of approximately $139,100 and $107,600 for legal services to the Company for the fiscal years ended June 30, 2010 and 2009, respectively.

Mr. Donald Anderson, a member of the Board of Directors and trustee and beneficial owner of the Anderson Family Trust, was paid interest in fiscal year 2010 in the amount of approximately $457,900 under the Line of Credit Agreement and the Note payable – vendor and $277,100 under the Line of Credit Agreement and Note payable – vendor in fiscal year 2009.

See Note 7 and 10 to the consolidated financials for additional related party transactions and discussion.

ITEM 14.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Audit Fees

The aggregate fees billed by Semple, Marchal & Cooper, LLP, for professional services rendered for the audit of the Company’s annual financial statements and review of the Company's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, for the fiscal years ended June 30, 2010 and 2009 were approximately $153,700 and $200,000, respectively.

Audit Related Fees

In each of the last two fiscal years, there were no fees billed for assurance related services rendered by the registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported under the "Audit Fees" paragraph above.

Tax Fees

Semple, Marchal & Cooper, LLP prepared the Company's tax returns for state and federal purposes.  Tax return preparation fees for the fiscal years ended June 30, 2010 and 2009, were approximately $15,500 and $15,000, respectively.

All Other Fees

Other than the services described above under "Audit Fees", during the fiscal year ended June 30, 2010, Semple, Marchal & Cooper, LLP also provided services related to filing a Form S-3 and related amendments with the Securities and Exchange Commission and billed related fees of approximately $1,600.  No such services were provided during the fiscal year ended June 30, 2009.

Audit Committee Pre-Approval Policies and Procedures

The 2010 and 2009 audit services provided by Semple, Marchal & Cooper, LLP were approved by our Audit/Corporate Governance Committee.  The Audit/Corporate Governance Committee implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, the Audit/Corporate Governance Committee pre-approves both the type of services to be provided by our independent accountants and the estimated fees related to these services.  During the approval process, the Audit/Corporate Governance Committee considers the impact of the types of services and related fees on the independence of the auditor.  These services and fees must be deemed compatible with the maintenance of the auditor’s independence, in compliance with the SEC rules and regulations.  Throughout the year, the Audit/Corporate Governance Committee and, if necessary, the Board of Directors, reviews revisions to the estimates of audit and non-audit fees initially approved.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

PART IV

ITEM 15.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

A. Exhibits
        3(i)       Articles of Incorporation of Alanco Technologies, Inc (1)
       3(ii)       Bylaws of Alanco Technologies, Inc (2)
      3(iii)       Amendment to Articles of Incorporation or Bylaws of Alanco Technologies, Inc (28)
    4.1        Series A Preferred Convertible Stock Description (3)
    4.2        Series B Preferred Convertible Stock Description (4)
    4.3        Series D Preferred Stock Description (5)
    4.4        Series D Preferred Stock Description Amendment (6)
    4.5        Series E Preferred Stock Description Amendment (28)
     10.1        1996 Directors and Officers Stock Option Plan and Kauffman and Carlson Stock Option Agreements (7)
     10.2        1998 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (8)
     10.3        1999 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (9)
     10.4        2000 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (10)
       10.5        2002 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (11)
10.6	2004 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (12)
10.7	2005 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (13)
10.8	2006 Incentive Stock Option Plan and Directors and Officers Stock Option Plan (14)
   10.9        Nasdaq Delisting Notification (15)
 10.10        Amendment 3 to Line of Credit Agreement (16)
 10.11        Amendment 4 to Line of Credit Agreement (17)
 10.12        Amendment 5 to Line of Credit Agreement (18)
 10.13        Amendment 6 to Line of Credit Agreement (19)
 10.14        Amended and Restated Loan and Security Agreement (20)
 10.15        First Amendment to Restated Loan and Security Agreement (21)
 10.16        Second Amendment to Restated Loan and Security Agreement (6)
 10.17        TSIN Settlement Agreement and Mutual Release (22)
 10.18        ComVest Loan Agreement (23)
 10.19        Amendment No. 2 to ComVest Loan Agreement (24)
 10.20        Amendment No. 3 to ComVest Loan Agreement (25)
 10.21        Amendment No. 5 to ComVest Loan Agreement (6)
 14.1          Corporate Code of Business Conduct and Ethics (26)

   21.            Active Subsidiaries of the Registrant

Name                                                                                            State of Incorporation
Excel/Meridian Data, Inc.                                                                      Arizona
Fry Guy Inc.                                                                                             Nevada
Alanco/TSI PRISM, Inc. (formerly Technology Systems
   International, Inc.)                                                                               Arizona
StarTrak Systems, LLC                                                                          Delaware
     23.2          Consent of Independent Registered Public Accounting Firm
31.1	Certification of Robert R. Kauffman, Chairman and Chief Executive Officer of Alanco Technologies, Inc. pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
31.2	Certification of John A. Carlson, Executive Vice President and Chief Financial Officer of Alanco Technologies, Inc., pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.
32.1	Certification of Chief Executive Officer and Chief Financial Officer of Alanco Technologies, Inc., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
 99.1          Audit/Corporate Governance Committee Charter (27)
 99.2   Letter of Donald Anderson Resignation
 99.3   Letter of Loan Agreement Advance Request
 99.4   Letter of Loan Agreement Advance Response
 99.5   Fourth Amendment to Restated Loan and Security Agreement

Footnotes:
              (1)Incorporated by reference to Form 10KSB filed September 27, 2001
              (2)Incorporated by reference to Form 8-K filed September 27, 2002
              (3)Incorporated by reference to Form S-3/A filed November 21, 2004
              (4)Incorporated by reference to Form DEFM14A filed April 22, 2002
              (5)Incorporated by reference to Form 8-K filed June 16, 1008
              (6)Incorporated by reference to Form 8-K filed August 28, 2008
              (7)Incorporated by reference to Form S-8 filed October 22, 1998
              (8)Incorporated by reference to Form S-8 filed November 30, 1998
              (9)Incorporated by reference to Form S-8 filed November 29, 1999

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

              (10)Incorporated by reference to Form S-8 filed December 14, 2000
              (11)Incorporated by reference to Form S-8 filed January 22, 2003
              (12)Incorporated by reference to Form S-8 filed February 17, 2005
              (13)Incorporated by reference to Form S-8 filed February 2, 2006
              (14)Incorporated by reference to Form S-8 filed March 21, 2007
              (15)Incorporated by reference to Form 8-K filed September 18, 2009
              (16)Incorporated by reference to Form 8-K filed March 28, 2005
              (17)Incorporated by reference to Form 8-K filed July 6, 2005
              (18)Incorporated by reference to Form 8-K filed July 14, 2006
              (19)Incorporated by reference to Form 8-K filed June 28, 2007
              (20)Incorporated by reference to Form 8-K filed December 27, 2007
              (21)Incorporated by reference to Form 8-K filed February 29, 2008
              (22)Incorporated by reference to Form 8-K filed September 21, 2007
              (23)Incorporated by reference to Form 8-K filed October 3, 2006
              (24)Incorporated by reference to Form 8-K filed July 27, 2007
              (25)Incorporated by reference to Form 8-K filed January 2, 2008
              (26)Incorporated by reference to Form 10QSB filed November 15, 2004
              (27)Incorporated by reference to Form 14A filed October 18, 2004
              (28)Incorporated by reference to Form 8-K filed September 18, 2009

B.   Schedules                                                                           NONE

Exhibits or schedules other than those mentioned above are omitted because the conditions requiring their filing do not exist or because the required information is given in the financial statements, including the notes thereto.

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

ALANCO TECHNOLOGIES, INC.
                                                 (Registrant)
                                                                                                                                                                                 /s/ John A. Carlson
                                                 John A. Carlson
                                                 Chief Financial Officer
Date: October 5, 2010

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

EXHIBIT 31.1

Certification of
Chairman and Chief Executive Officer
of Alanco Technologies, Inc.

I, Robert R. Kauffman, certify that:

1.      I have reviewed this annual report on Form 10-K of Alanco Technologies, Inc.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the period presented in this report;

4.      The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)      Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)      Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.      The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)      Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:           October 5, 2010

/s/ Robert R. Kauffman
_____________________
Robert R. Kauffman
Chairman and Chief Executive Officer

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

EXHIBIT 31.2

Certification of
Vice President and Chief Financial Officer
of Alanco Technologies, Inc.

I, John A. Carlson, certify that:

1.      I have reviewed this annual report on Form 10-K of Alanco Technologies, Inc.;

2.      Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the period presented in this report;

4.      The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)      Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)      Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)      Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.      The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)      All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)      Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:           October 5, 2010
/s/ John A. Carlson
_____________________
John A. Carlson
Vice President and Chief Financial Officer

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

EXHIBIT 32.1

Certification of
Chief Executive Officer and Chief Financial Officer
of Alanco Technologies, Inc.

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies this annual report of Form 10-K (the “Report”) for the period ended June 30, 2008 of Alanco Technologies, Inc. (the “Issuer”).

Each of the undersigned, who are the Chief Executive Officer and Chief Financial Officer, respectively, of Alanco Technologies, Inc., hereby certify that, to the best of each such officer’s knowledge:

(i)           the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)           the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:           October 5, 2010
                                                       /s/ Robert R. Kauffman
                                                       ______________________
                                                       Robert R. Kauffman
                                                       Chief Executive Officer

                                                       /s/ John A. Carlson
                                                       ______________________
                                                       John A. Carlson
                                                       Chief Financial Officer

In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, the Small business issuer caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DATE: October 5, 2010                                                                                                                              /s/ Robert R. Kauffman
                                                      Robert R. Kauffman, CEO,
                                                      Chairman of the Board

ALANCO TECHNOLOGIES, INC. AND SUBSIDIARIES

KNOWN ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert R. Kauffman and John A. Carlson, and each of them, his true and lawful attorney-in-fact and agents, with full power of substitution and resubstitution for him or in his name, place and stead, in any and all capacities, to sign any and all amendments to this Form 10-K Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person hereby ratifying and confirming all that said attorneys-in-fact and agents, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

SIGNATURE                                                                             TITLE                                                                             DATE

/s/Robert R. Kauffman                                                        Director &                                                                              October 5, 2010
    Robert R. Kauffman                                                         Chief Executive Officer

/s/James T. Hecker                                                               Director                                                                                  October 5, 2010
    James T. Hecker

/s/Harold S. Carpenter                                                         Director                                                                                  October 5, 2010
    Harold S. Carpenter

/s/Thomas C. LaVoy                                                            Director                                                                                  October 5, 2010
    Thomas C. LaVoy

/s/Donald E. Anderson                                                       Director                                                                                  October 5, 2010
    Donald E. Anderson

/s/John A. Carlson                                                               Director &                                                                             October 5, 2010
    John A. Carlson                                                                Chief Financial Officer

/s/Timothy P.Slifkin                                                              Director                                                                                 October 5, 2010
    Timothy P. Slifkin

By /s/  Robert R. Kauffman
Chairman and Chief Executive Officer

Transfer Agent
Computershare Trust Company, Inc.
350 Indiana Street, Suite 800
Golden, CO  80401
303-262-0600
Fax:  303-262-0700

Exhibit 23.2

Consent of Independent Registered Public Accounting Firm

Alanco Technologies, Inc.
Scottsdale, Arizona

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-163288) of our report dated October 6, 2010, relating to the consolidated financial statements, of Alanco Technologies, Inc. appearing in this Annual Report on Form 10-K for the year ended June 30, 2010.

/s/ Semple, Marchal & Cooper, LLP

Certified Public Accountants

Phoenix, Arizona
October 6, 2010

Exhibit 99.2

                                                                          Donald E. Anderson
                                                                        12000 N. 90th St. #1027
                                                                         Scottsdale, AZ  85260

October 2, 2010

Robert Kauffman
Chairman, Board of Directors
Alanco Technologies, Inc.
15575 N. 83rd Way
Scottsdale, AZ  85260

This letter is my official resignation as a member of the Board of Directors of Alanco Technologies, Inc.
effective immediately.

This decision to resign follows my discussions with Robert Kauffman, Chairman of the Board of Directors and CEO of Alanco, that in my opinion, his continuing leadership is a negative to the value of Alanco stock.  I suggested that in the best interest of the company, from a negative cash flow consideration, he should resign by 9/30/2010, which he rejected but has now publicly stated would happen around the calendar year end.

I disagree with the position by John Carlson, CFO, and the company auditors that Alanco has additional borrowing available under my Line of Credit.  I have attached their request for additional advance of funds and my response.

                                                                                 Sincerely,

                                                                                  Donald E. Anderson

Exhibit 99.3

Sent via email and certified mail

September 30, 2010

The Anderson Family Trust
UTA dated December 20, 1993
12000 N. 90th St. #1027
Scottsdale, AZ  85260

This letter serves as a formal request for an immediate advance of $300,000 of the
$800,000 available (less any interest due) under the Line of Credit Agreement
("Agreement") between the Anderson Family Trust ("Trust") and Alanco Technologies,
Inc. ("Company") pursuant to Section 1.8 of the Fourth Amendment to Restated Loan
Agreement dated November 20, 2009, copy attached.

____________________
John A. Carlson
Chief Financial Officer
Alanco Technologies, Inc.

Exhibit 99.4

                                                                          The Anderson Family Trust
                                                                             12000 N. 90th St. #1027
                                                                              Scottsdale, AZ  85260

October 2, 2010

John A. Carlson
Chief Financial Officer
Alanco Technologies, Inc.
15575 N. 83rd Way, Suite 3
Scottsdale, AZ  85260

We are in receipt of your letter of September 30, 2010 requesting a $300,000 advance under the
Restated Loan Agreement.  Please be advised that we believe there is a material impairment of the prospect of repayment of the Indebtedness when due on January 1, 2011, which constitutes a default under section 7.d of the Restated Loan Agreement.  Therefore, we hereby exercise our right under section 8.1 b of the Restated Loan Agreement to cease advancing money to Alanco and its subsidiaries under the Restated Loan Agreement.

_________________________________
Donald E. Anderson, Trustee

_________________________________
Rebecca E. Anderson, Trustee

Exhibit 99.5

FOURTH AMENDMENT TO
RESTATED LOAN AND SECURITY AGREEMENT

THIS FOURTH AMENDMENT TO RESTATED LOAN AND SECURITY AGREEMENT (“Fourth Amendment”) is entered into this 16th day of November, 2009, between Donald E. Anderson and Rebecca E. Anderson, Trustees of the Anderson Family Trust, UTA dated December 20, 1993 ("Lender") as secured party, and Alanco Technologies, Inc. ("ATI"), an Arizona corporation ("Borrower 1"); Excel/Meridian Data, Inc. ("EMD"), an Arizona corporation ("Borrower 2"); Alanco/TSI Prism, Inc. (“TSI”), an Arizona corporation (“Borrower 3"); StarTrak Systems, LLC, a Delaware limited liability company (“Borrower 4"); and Fry Guy, Inc., a Nevada corporation (“Borrower 5").  Borrower 1, Borrower 2, Borrower 3, Borrower 4, and Borrower 5 jointly and severally, individually and collectively, the "Borrower".

RECITALS:

The parties entered into that Amended and Restated Loan and Security Agreement, dated December 21, 2007, pursuant to which Lender agreed to provide certain funds to Borrower upon the terms and conditions set forth therein, and that First Amendment to Restated Loan and Security Agreement, dated February 26, 2008, that Second Amendment to Restated Loan and Security Agreement, dated August 22, 2008 amending the Amended and Restated Loan and Security Agreement, and that third Amendment to Restated Loan and Security Agreement, dated January 15, 2009 amending the Amended and Restated Loan and Security Agreement. The Amended and Restated Loan and Security Agreement as previously amended by the First Amendment, the Second Amendment and the Third Amendment is herein referred to as the ”Agreement.” The parties wish to modify the Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1.           Section 1.8 of the Agreement shall be amended to read as follows::

1.8           “Credit Limit” shall mean Five Million Five Hundred Thirty-Seven Thousand Two Hundred Eighty-Seven and 98/100ths Dollars ($5,537,287.98).  ATI shall have the right to reduce the Credit Limit in any multiple of $100,000 from time-to-time upon thirty (30) days notice to Lender.  Further, Lender shall have the right to reduce the Credit Limit to any amount equal to or in excess of $1,500,000 upon ninety (90) days written notice to ATI.  Notwithstanding anything contained herein to the contrary, the Credit Limit shall be reduced to $4,700,000 upon the earliest to occur of the following:

(a)           The sale by ATI of any material portion of its assets,

(b)	June 30, 2010.

2.           Section 1.16 of the Agreement shall be amended to read as follows:

1.16           "Maturity Date" shall mean January 1, 2011.

3.           Borrower agrees that (a) except as expressly provided herein to the contrary, this Fourth Amendment shall not modify the Agreement as previously amended, (b) all of the collateral described in the Agreement shall remain in all respects subject to the lien or charge of the security interest set forth in the Agreement, and (c) nothing contained herein and nothing done pursuant hereto, shall effect or be construed as affecting the lien or charge of said security interest, or the priority thereof over other liens or charges, or as releasing or affecting the liability of any party or parties who may now or hereafter be liable under or on account of the Agreement.  The provisions of this Fourth Amendment are modifications only and except as provided herein all of the terms and conditions of the Agreement as previously amended remain in full force and effect and the parties hereto ratify and confirm the security, priority and enforceability of the Agreement, as expressly modified by this Fourth Amendment.

4.           This Fourth Amendment shall bind and inure to the benefit of the respective successors and assigns of each of the parties. This Fourth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be executed to be effective as of the date first above written.

BORROWERS:

“Borrower l”:
Alanco Technologies, Inc., an Arizona Corporation

By: ____________________________________
Robert R. Kauffman, Chief Executive Officer

“Borrower 2":
Excel/Meridian Data, an Arizona corporation

By: ____________________________________
Robert R. Kauffman, Chief Executive Officer

“Borrower 3":
Alanco/TSI Prism, Inc., an Arizona corporation

By: ____________________________________
Robert R. Kauffman, Chief Executive Officer

“Borrower 4":
StarTrak Systems, LLC
a Delaware limited liability company

By: ____________________________________
Robert R. Kauffman, Manager

“Borrower 5":
Fry Guy, Inc.
a Nevada corporation

By: ____________________________________
Robert R. Kauffman, Chief Executive Officer

LENDER:
_______________________________________
DONALD E. ANDERSON
_______________________________________
REBECCA E. ANDERSON

Trustees of the Anderson Family Trust, UTA
dated December 20, 1993

APPENDIX G

ALANCO TECHNOLOGIES, INC.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 10-Q

_ X  QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934
For the quarterly period ended December 31, 2010

____TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE EXCHANGE ACT
For the transition period from _____________ to ____________

Commission file number 0-9347

ALANCO TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Arizona
(State or other jurisdiction of incorporation or organization)

86-0220694
(I.R.S. Employer Identification No.)

15575 N. 83rd Way, Suite 3, Scottsdale, Arizona  85260
(Address of principal executive offices)        (Zip Code)

(480) 607-1010
(Registrant’s telephone number)
______________________________________________
(Former name, former address and former fiscal year, if changed since last report)

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements in the past 90 days.    X   Yes   ___  No

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.  (Check one):

Large accelerated filer                                           ___           Accelerated filer                                           ___

Non-accelerated file                                              ___           Smaller reporting company                           X_

(Do not check if a smaller reporting company)

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act)
___           Yes              X           No

Indicate the number of shares outstanding of each of the issuer’s classes of common stock, as of the latest practicable date:
As of February 9, 2011 there were 5,534,400 shares, net of treasury shares, of common stock outstanding.

ALANCO TECHNOLOGIES, INC.

INDEX
				Page Number
PART I.	FINANCIAL INFORMATION

	Item 1.	Financial Statements
		Condensed Consolidated Balance Sheets as of December 31, 2010 (Unaudited) and June 30, 2010		262

		Condensed Consolidated Statements of Operations (Unaudited) For the three months ended December 31, 2010 and 2009		263

		Condensed Consolidated Statements of Operations (Unaudited) For the six months ended December 31, 2010 and 2009		264
		Condensed Consolidated Statement of Changes in Shareholders’ Equity (Unaudited) For the six months ended December 31, 2010		265

		Condensed Consolidated Statements of Cash Flows (Unaudited) For the six months ended December 31, 2010 and 2009		266

	Notes to Condensed Consolidated Financial Statements (Unaudited)			268
		Note A –	Basis of Presentation and Recent Accounting Pronouncements
		Note B –	Stock-Based Compensation and Warrants
		Note C –	Inventories
		Note D –	Discontinued Operations
		Note E –	Deferred Revenue
		Note F –	Loss Per Share
		Note G –	Equity
		Note H –	Related Party Transactions
		Note I –	Line of Credit and Term Loan
		Note J –	Legal
		Note K –	Subsequent Events
		Note L –	Liquidity

	Item 2.	Management’s Discussion and Analysis of Financial Condition and Results of Operations		279

	Item 3.	Quantitative and Qualitative Disclosures About Market Risk		286

	Item 4.	Controls and Procedures		286

PART II.	OTHER INFORMATION

	Item 1.	Legal Proceedings		287

	Item 2.	Unregistered Sale of Equity Securities and Use of Proceeds		288

	Item 4.	Removed and Reserved		288

	Item 6.	Exhibits		289

ALANCO TECHNOLOGIES, INC.

Forward-Looking Statements:  Except for historical information, the statements contained herein are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.  The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” ”should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Company are intended to identify forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.   From time to time, the Company may publish or otherwise make available forward-looking statements of this nature.  All such forward-looking statements are based on the expectations of management when made and are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, the following factors, among others, that could affect the outcome of the Company's forward-looking statements: general economic and market conditions; reduced demand for information technology equipment; competitive pricing and difficulty managing product costs; development of new technologies which make the Company's products obsolete; rapid industry changes; failure by the Company's suppliers to meet quality or delivery requirements; the inability to attract, hire and retain key personnel; failure of an acquired business to further the Company's strategies; the difficulty of integrating an acquired business; undetected problems in the Company's products; the failure of the Company's intellectual property to be adequately protected; unforeseen litigation; unfavorable result of current pending litigation; the ability to maintain sufficient liquidity in order to support operations; the ability to maintain satisfactory relationships with lenders and to remain in compliance with financial loan covenants and other requirements under current banking agreements; the ability to maintain satisfactory relationships with suppliers; federal and/or state regulatory and legislative actions; customer preferences and spending patterns; the ability to implement or adjust to new technologies and the ability to secure and maintain key contracts and relationships.  New risk factors emerge from time to time and it is not possible  to accurately predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any risk factor, or combination of risk factors, may cause results to differ materially from those contained in any forward-looking statements. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements or the risk factors described in this Quarterly Report or in the documents we incorporate by reference, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Quarterly Report on Form 10-Q.

ALANCO TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS
AS OF DECEMBER 31, 2010 AND JUNE 30, 2010

	December 31, 2010	June 30, 2010
ASSETS	(unaudited)
CURRENT ASSETS
Cash and cash equivalents	$537,600	$400,500
Accounts receivable, net	1,984,200	2,493,900
Inventories, net	1,848,900	1,222,500
Assets related to discontinued operations	39,500	1,971,000
Prepaid expenses and other current assets	491,600	654,700
Total current assets	4,901,800	6,742,600

PROPERTY, PLANT AND EQUIPMENT, NET	327,600	233,800

OTHER ASSETS
Goodwill	12,575,400	12,575,400
Other intangible assets, net	554,700	770,200
Other assets	32,100	174,200
Total other assets	13,162,200	13,519,800
TOTAL ASSETS	$18,391,600	$20,496,200

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable and accrued expenses	$2,387,700	$1,917,100
Dividends payable	51,500	56,400
Notes payable, current	4,428,000	6,328,000
Capital leases	14,500	18,100
Customer advances	176,900	4,500
Liabilites related to discontinued operations	1,433,100	1,498,100
Deferred revenue	325,000	309,300
Total current liabilities	8,816,700	10,131,500

LONG-TERM LIABILITIES
Deferred revenue, long-term	329,800	375,500
Capital leases, long-term	-	5,000
TOTAL LIABILITIES	9,146,500	10,512,000

Preferred Stock - Series B Convertible - 500,000 shares authorized,
116,800 and 111,200 issued and outstanding, respectively	1,154,500	1,098,500

SHAREHOLDERS' EQUITY
Preferred Stock
Preferred Stock - Series D Convertible - 500,000 shares authorized,
82,300 and 134,200 shares issued and outstanding, respectively	814,900	1,333,800
Preferred Stock - Series E Convertible - 750,000 shares authorized,
725,000 and 735,000 shares issued and outstanding, respectively	3,165,900	3,210,900
Common Stock
Class A - 75,000,000 shares authorized, 5,507,600 and 4,665,500 shares, net of 200 treasury shares valued at $2,800 and 2,000
valued at $30,000, outstanding at December 31, 2010 and	109,336,200	107,355,700
June 30, 2010, respectively
Class B - 25,000,000 shares authorized and 0 shares oustanding	-	-
Accumulated deficit	(105,226,400)	(103,014,700)
Total shareholders' equity	8,090,600	8,885,700

TOTAL LIABILITIES & SHAREHOLDERS' EQUITY	$18,391,600	$20,496,200

See accompanying notes to the condensed consolidated financial statements

ALANCO TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS ENDED DECEMBER 31, (unaudited)

	2010	2009

NET SALES	$3,958,200	$3,627,200
Cost of goods sold	2,475,300	2,297,100
GROSS PROFIT	1,482,900	1,330,100

Selling, general and administrative expense	1,587,500	1,235,900
Corporate expense	282,900	269,700
Amortization of stock-based compensation	59,800	70,200
Depreciation and amortizaton	126,300	134,500
OPERATING LOSS	(573,600)	(380,200)

OTHER INCOME & (EXPENSES)
Interest expense, net	(86,300)	(205,400)
Other income (expense), net	(9,000)	(1,100)
LOSS FROM CONTINUING OPERATIONS	(668,900)	(586,700)

LOSS FROM DISCONTINUED OPERATIONS	(100,000)	(603,600)

NET LOSS	(768,900)	(1,190,300)
Preferred stock dividends	(79,800)	(117,700)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(848,700)	$(1,308,000)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
- Continuing operations	$(0.12)	$(0.14)
- Discontinued operations	$(0.02)	$(0.14)
- Preferred stock dividends	$(0.02)	$(0.03)
- Net loss per share attributable to common shareholders	$(0.16)	$(0.31)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

- Basic and diluted	5,437,400	4,241,400

See accompanying notes to the condensed consolidated financial statements

ALANCO TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, (unaudited)

	2010	2009

NET SALES	$7,652,800	$6,604,100
Cost of goods sold	4,966,500	4,001,500
GROSS PROFIT	2,686,300	2,602,600

Selling, general and administrative expense	3,135,000	2,430,500
Corporate expense	585,800	430,500
Amortization of stock-based compensation	397,700	239,000
Depreciation and amortizaton	256,500	270,100
OPERATING LOSS	(1,688,700)	(767,500)

OTHER INCOME & (EXPENSES)
Interest expense, net	(254,100)	(379,900)
Other income (expense), net	(9,300)	(1,900)
LOSS FROM CONTINUING OPERATIONS	(1,952,100)	(1,149,300)

LOSS FROM DISCONTINUED OPERATIONS	(100,000)	(1,106,400)

NET LOSS	(2,052,100)	(2,255,700)
Preferred stock dividends	(159,600)	(258,200)
NET LOSS ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(2,211,700)	$(2,513,900)

NET LOSS PER COMMON SHARE - BASIC AND DILUTED
- Continuing operations	$(0.37)	$(0.28)
- Discontinued operations	$(0.02)	$(0.26)
- Preferred stock dividends	$(0.03)	$(0.06)
- Net loss per share attributable to common shareholders	$(0.42)	$(0.60)
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING

- Basic and diluted	5,265,800	4,158,100

See accompanying notes to the condensed consolidated financial statements

ALANCO TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (unaudited)

	COMMON STOCK (NET OF TREASURY STOCK)		SERIES D PREFERRED STOCK		SERIES E PREFERRED STOCK		ACCUMULATED
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	DEFICIT	TOTAL

Balances, June 30, 2010	4,665,500	$107,355,700	134,200	$1,333,800	735,000	$3,210,900	$(103,014,700)	$8,885,700

Shares issued for services	3,100	5,300	-	-	-	-	-	5,300
Shares issued for payment of notes	1,100	2,100	-	-	-	-	-	2,100
Shares issued for exercise of warrants	256,200	304,800	-	-	-	-	-	304,800
Value of stock based compensation	-	400,700	-	-	-	-	-	400,700
Private offering, net of expenses	384,300	612,400	-	-	-	-	-	612,400
Series B Preferred dividends, paid in kind	-	-	-	-	-	-	(56,000)	(56,000)
Series D Preferred dividends, paid or accrued	16,600	27,100	-	-	-	-	(20,800)	6,300
Conversion of Series D preferred stock to
common stock	129,700	518,900	(51,900)	(518,900)	-	-	-	-
Series E Preferred dividends, paid or accrued	34,300	54,900	-	-	-	-	(82,800)	(27,900)
Conversion of Series E preferred stock to
common stock	15,000	45,000	-	-	(10,000)	(45,000)	-	-
NASDAQ listing fees	-	(17,900)	-	-	-	-	-	(17,900)
Treasury share adjustment	1,800	27,200						27,200
Net loss	-	-	-	-	-	-	(2,052,100)	(2,052,100)
Balances, December 31, 2010	5,507,600	$109,336,200	82,300	$814,900	725,000	$3,165,900	$(105,226,400)	$8,090,600

See accompanying notes to the condensed consolidated financial statements

ALANCO TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE SIX MONTHS ENDED DECEMBER 31, (unaudited)

	2010	2009
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(2,052,100)	$(2,255,700)
Adjustments to reconcile net loss to net
cash used in operating activities:
Depreciation and amortization	259,900	324,000
Stock-based compensation	400,700	259,400
Stock issued for services	5,300	19,000
Impairment charge	-	325,000
Interest converted to equity	-	50,000
Fees and interest paid with debt	-	96,200
Changes in operating assets and liabilities:
Accounts receivable, net	502,200	2,500
Inventories, net	(556,000)	474,300
Costs and estimated earnings in excess of billings
on uncompleted contracts	12,700	55,000
Prepaid expenses and other current assets	113,000	119,900
Accounts payable and accrued expenses	297,300	(1,421,800)
Deferred revenue	(46,400)	91,600
Billings in excess of costs and estimated earnings
on uncompleted contracts	7,300	(139,700)
Customer advances	172,400	777,400
Other assets	32,200	63,000
Net cash used in operations	(851,500)	(1,159,900)

CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of property, plant and equipment	(4,900)	(10,900)
Proceeds from sale of net RFID Technology segment assets	2,000,000	-
Net cash provided by (used in) investing activities	$1,995,100	$(10,900)

See accompanying notes to the condensed consolidated financial statements

ALANCO TECHNOLOGIES, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited)
FOR THE SIX MONTHS ENDED DECEMBER 31, (continued)

	2010	2009

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	$484,900	$362,700
Repayment on borrowings	(2,382,800)	(51,200)
Repayment of capital lease	(8,600)	(7,200)
Proceeds from sale of equity instruments, net	944,400	848,300
Cash dividends paid	(26,500)	(5,400)
Other	(17,900)	(19,400)
Net cash provided by (used in) financing activities	(1,006,500)	1,127,800

NET INCREASE (DECREASE) IN CASH	137,100	(43,000)

CASH AND CASH EQUIVALENTS, beginning of period	400,500	726,900

CASH AND CASH EQUIVALENTS, end of period	$537,600	$683,900

SUPPLEMENTAL SCHEDULE OF CASH FLOW INFORMATION

Net cash paid during the period for interest	$254,100	$171,500

Non-Cash Activities:
Value of shares issued for services and credit line amendment	$5,300	$19,000
Value of stock issued for payment of notes	$2,100	$460,000
Series B preferred stock dividend, paid in kind	$56,000	$50,700
Series D preferred stock dividend, paid in kind	$-	$166,700
Series D preferred stock dividend, paid in common stock or accrued	$33,400	$67,000
Series D preferred stock converted to line of credit	$-	$1,691,100
Series D preferred stock converted to common stock	$518,900	$-
Series E preferred stock dividend, paid in common stock or accrued	$53,500	$-
Series E preferred stock converted to common stock	$45,000	$-

See accompanying notes to the condensed consolidated financial statements

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Note A – Basis of Presentation and Recent Accounting Pronouncements

Alanco Technologies, Inc., an Arizona corporation (“Alanco” or “Company”), has in recent years reported three business segments: Data Storage, Wireless Asset Management and RFID Technology.  At June 30, 2010, in compliance with the Company’s divestiture plan to divest the Data Storage and RFID Technology segments and invest the proceeds into the Wireless Asset Management segment, the Data Storage and RFID Technology segments had either been sold or were presented as “Assets Held for Sale” and “Liabilities Related to Assets Held for Sale”.  The Wireless Asset Management segment was the only business segment classified as a continuing operation at December 31, 2010.

As previously reported, the Company has solicited investment banker advice to evaluate strategic alternatives available to enhance shareholder value and is continuing its evaluation of those alternatives.  Although the Company is committed to maximizing shareholder value and will continue to evaluate it strategic initiatives, there can be no assurance of any particular outcome or course of action.

The Company announced on August 26, 2010 that the Board of Directors had elected to effect a 1 for 8 reverse stock split that was effective on August 27, 2010, when the Company’s common stock began trading on a post split-adjusted basis under the interim trading symbol “ALAND” for a period of 20 days, after which the Company’s trading symbol returned to “ALAN”.  (The Company again began trading under the symbol “ALAN” on September 27, 2010.)  The Company had previously received authority from its shareholder to effect a reverse split at a ratio within a specified range, if and as determined by the Board of Directors, in order to maintain NASDAQ listing.

As a result of the reverse split, each eight (8) shares of the Company’s Class A Common Stock outstanding at the time of the reverse split was automatically reclassified and changed into one share of common stock, and the total number of common shares outstanding was reduced from approximately 41.7 million shares to approximately 5.2 million shares post split.  The reverse stock split resulted in the same adjustment to the Company’s outstanding stock options and securities reserved for issuance under its current incentive plans.  No fractional shares were issued in connection with the reverse stock split.  Upon surrender of their stock certificates, shareholders have received or will receive, cash in lieu of the fractional shares to which they would otherwise be entitled.  All per share amounts and outstanding shares, including all common stock equivalents (stock options, warrants and convertible securities) have been restated in the Condensed Consolidated Financial Statements, the Notes to the Consolidated Financial Statements and the loss per share for all periods presented to reflect the reverse stock split.

The unaudited condensed consolidated financial statements presented herein have been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information and in accordance with the instructions to Form 10-Q.  Accordingly, certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted.  In our opinion, the accompanying condensed consolidated financial statements include all adjustments necessary for a fair presentation of such condensed consolidated financial statements.  Such necessary adjustments consist of normal recurring items and the elimination of all significant intercompany balances and transactions.

These interim condensed consolidated financial statements should be read in conjunction with the Company’s June 30, 2010 Annual Report filed on Form 10-K.  Interim results are not necessarily indicative of results for a full year.  Certain reclassifications may have been made to conform prior period financials to the presentation in the current reporting period.  The reclassifications had no effect on net loss.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from these estimates.

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

The Company received a letter of reprimand from Nasdaq on December 28, 2010 concerning Nasdaq’s belief that the Company has failed to maintain a majority of independent directors on its Board of Directors in violation of Nasdaq rule 5605 (b)(1), and had a non-independent director on its Nominating Committee in violation of Nasdaq Rule 5605 (e)(1).    In particular, Nasdaq has determined that Donald E. Anderson, who served as a director from June 2002 until his resignation on October 4, 2010 and was a member of the Company’s Nominating Committee, should not have been classified as an independent director under Nasdaq Rule 5605(a)(2)(d).  The Company relied upon outside counsel who determined that the instrument representing the Company’s obligation to repay a long term loan by a Trust involving Mr. Anderson constituted a security and that the exception provided by Nasdaq Rule 5605(a)(2)(D)(i) applied.  Although there is no Nasdaq Rule or published interpretation to the contrary, Nasdaq staff determined that said obligation of the Company does not constitute a security for purposes of the exemption and Mr. Anderson was therefore not independent.

Nasdaq also found that the Company’s violation does not appear to have been the result of a deliberate intent to avoid compliance and was based upon advice of outside counsel.  Therefore, the appropriate sanction is issuance of the Letter of Reprimand.  The Company has until its next Annual Meeting of Shareholders anticipated to occur in April 2011 to regain compliance with Nasdaq Rule 5605(b)(1).

The Company has stock-based compensation plans and reports stock-based compensation expense for all stock-based compensation awards based on the estimated grant date fair value.  The value of the compensation cost is amortized at a minimum on a straight-line basis over the requisite service periods of the award (generally the option vesting term).

The Company estimates fair value using the Black-Scholes valuation model.  Assumptions used to estimate compensation expense are determined as follows:

•
Expected term is determined under the simplified method using an average of the contractual term and vesting period of the award as appropriate statistical data required to properly estimate the expected term was not available;

•	Expected volatility of award grants made under the Company’s plans is measured using the historical daily changes in the market price of the Company’s common stock over the expected term of the award;

•	Risk-free interest rate is to approximate the implied yield on zero-coupon U.S. Treasury bonds with a remaining maturity equal to the expected term of the awards; and,

•	Forfeitures are based on the history of cancellations of awards granted by the Company and management’s analysis of potential future forfeitures.

Long-lived assets and intangible assets – The Company reviews carrying values at least annually or whenever events or circumstances indicate the carrying values may not be recoverable through projected discounted cash flows.

Fair value of financial instruments – The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information.  These estimates involve uncertainties and cannot be determined with precision.  The carrying amounts of accounts receivable, accounts payable, accrued liabilities, and notes payable approximate fair value given their short-term nature or with regards to long-term notes payable based on borrowing rates currently available to the Company for loans with similar terms and maturities.

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Recent Accounting Pronouncements

With the exception of those discussed below, there have been no recent accounting pronouncements or changes in accounting pronouncements during the six months ended December 31, 2010, that are of significance, or potential significance, to us.

In October 2008, the EITF issued guidance which addresses the accounting when entities enter into revenue arrangements with multiple payment streams for a single deliverable or a single unit of accounting.  The Company has adopted the guidance which does not have an impact on its financial position and results of operations at this time.

In December 2010, the FASB issued guidance which addresses the pro forma disclosure requirements for business combinations.  The guidance is effective for acquisition dates on or after the beginning of the first annual reporting period after December 15, 2010.  The Company has adopted the guidance which does not have an impact on its financial position and results of operations at this time.

Note B – Stock-Based Compensation and Warrants

The Company has several employee stock option and officer and director stock option plans that have been approved by the shareholders of the Company.  The plans require that options be granted at a price not less than market on date of grant and are more fully discussed in our Form 10-K for the year ended June 30, 2010.

The Company uses the Black-Scholes option pricing model to estimate fair value of stock-based awards.

Assumptions for awards of options granted during the six months ended December 31, 2010 were:

Awards granted
six months ended
December 31, 2010
Dividend yield	0%
Expected volatility	62%
Weighted-average volatility	62%
Risk-free interest rate	2% - 4%
Expected life of options (in years)	2.0 - 3.75
Weighted average grant-date fair value	$.67

The following table summarizes the Company’s stock option activity during the first six months of fiscal 2011:

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

		Weighted Average	Weighted Average	Aggregate	Aggregate
		Exercise Price	Remaining	Fair	Intrinsic
	Shares	Per Share	Contractual Term (1)	Value	Value (2)

Outstanding July 1, 2010	955,800	$6.27	3.01	$ 4,324,300	-
Shares repriced during period	(866,000)	$5.82	2.78	(3,873,400)	-
Repriced replacement shares	866,000	$1.52	2.78	415,900	-
Granted	110,000	$2.14	4.60	73,800	-
Exercised	-	$0.00	-	-	-
Forfeited or expired	(64,800)	$6.07	-	(293,200)	-
Outstanding December 31, 2010	1,001,000	$1.98	2.76	$ 647,400	$0
Exercisable December 31, 2010	746,600	$2.09	2.30	$ -	$0

(1)	Remaining contractual term presented in years.
(2)	The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the closing price of the Company's common stock as of December 31, 2010, for those awards that have an exercise price below the closing price as of December 31, 2010 of $1.40.

    As of December 31, 2010, the Company had 201,100 warrants outstanding with a weighted average exercise price of $5.77.  The life of the outstanding warrants extends from September 30, 2011 through July 9, 2013.  The following table summarizes the Company’s warrant activity during the first six months of fiscal 2011:

		Weighted
	Number of	Average
	Shares	Exercise Price $
Warrants Outstanding, June 30, 2010	409,000	$11.47
Granted	95,100	2.64
Exercised	(256,200)	1.19
Canceled/Expired	(46,800)	24.00
Warrants Outstanding, December 31, 2010 (unaudited)	201,100	$5.77

Note C – Inventories

Inventories are recorded at the lower of cost or market.  During the quarter ended December 31, 2010, the Company wrote off obsolete inventory against the recorded reserve.  The composition of inventories as of December 31, 2010 and June 30, 2010 are summarized as follows:

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

	December 31,	June 30,
	2010	2010
	(unaudited)
Raw materials and purchased parts	$1,848,900	$1,637,500
Finished goods	-	-
	1,848,900	1,637,500
Less reserves for obsolescence	-	(415,000)
	$1,848,900	$1,222,500

Note D – Discontinued Operations

During fiscal 2009, the Company implemented a plan to divest the operations of its Data Storage segment and reinvest the proceeds into the remaining business segments.  The Company expanded its divestiture plan during the quarter ended September 30, 2009 to include the RFID Technology segment.  During the quarter ended March 31, 2010, the Company executed an agreement to sell substantially all of the assets and liabilities of its Data Storage segment. Accordingly, the “Assets Held for Sale” and “Liabilities Related to Assets Held for Sale” presented in the June 30, 2010 balance sheet consist primarily of the RFID Technology segment.  The reclassification of those segment assets and liabilities to “Assets Held for Sale” and “Liabilities Related to Assets Held for Sale” does not affect the reported net loss for the periods presented.

On August 18, 2010, the Company announced the divestiture of Alanco/TSI PRISM, Inc. (“TSI”) operations, the Company’s RFID Technology segment, with the sale of substantially all of the assets and business of TSI to Black Creek Integrated Systems Corp., a private company located in Irondale, Alabama.  The transaction, which closed August 17, 2010, consisted of approximately $2 million in cash, and a potential earn-out that could approach five hundred thousand to one million dollars.  (The earn-out has not been valued in the transaction due to the lack of supportability.)  With the previously announced sale of the Company’s Data Storage segment, the transaction marks the substantial completion of the Company’s asset divestiture program and redeployment of resources to focus upon the future of the Company and growth of the Company’s StarTrak wireless asset management business.  At December 31, 2010, the “Assets Related to Discontinued Operations” and “Liabilities Related to Discontinued Operations” represent assets retained by seller or receivables resulting from the sales transaction, and liabilities not assumed in the transactions.  The divestiture program significantly improved Alanco’s financial position by reducing secured debt and eliminating the large operating losses associated with the divested businesses.

During the fourth quarter ended June 30, 2010, the Company recorded an impairment charge of $4.5 million, reducing the RFID Technology segment values in anticipation of a sale.  The impairment charge was made as of June 30, 2010 with knowledge of the RFID Technology transaction sales value as well as knowledge of the segment’s operating results for the period from July 1, 2010 through the August 17, 2010 sale date of ($142,200) on sales of $38,700.  The operating loss had been accrued at June 30, 2010 as it represented the minimum cost to maintain the operation for sale and resulted in no income or loss from discontinued operations reported for the six months ending December 31, 2010.  The RFID Technology segment operating loss for the six months ended December 31, 2009 was $754,000, or $.18 per share on sales of $563,700.

The results for Discontinued Operations (Data Storage segment and RFID Technology segment) for the six months and three months ended December 31, 2010 and 2009 were as follows:

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

	Six Months Ended December 31,		Three Months Ended December 31,
	2010	2009	2010	2009
Sales
Data Storage	$-	$829,500	$-	$358,700
RFID Technology	38,700	563,700	-	331,800
Total Sales	$38,700	$1,393,200	$-	$690,500

Gross Profit
Data Storage	$-	$284,200	$-	$112,000
RFID Technology	13,500	114,300	-	123,000
Total Gross Profit	$13,500	$398,500	$-	$235,000

Gross Margin
Data Storage	-	34.3%	-	31.2%
RFID Technology	34.9%	20.3%	-	37.1%
Total Gross Margin	34.9%	28.6%	-	34.0%

Selling, General and Administrative Expense
Data Storage	$-	$311,600	$-	$146,000
Data Storage asset impairment charge	100,000	325,000	100,000	325,000
RFID Technology	155,700	868,300	-	367,600
Total SG&A Expense	$255,700	$1,504,900	$100,000	$838,600

Income (Loss) from Discontinued Operations
Data Storage	$(100,000)	$(352,400)	$(100,000)	$(359,000)
RFID Technology	-	(754,000)	-	(244,600)
Total Operating Income (Loss)	$(100,000)	$(1,106,400)	$(100,000)	$(603,600)

Capital Expenditures
Data Storage	$-	$-	$-	$-
RFID Technology	-	5,600	-	3,900
Total Capital Expenditures	$-	$5,600	$-	$3,900

Depreciation and Amortization
Data Storage	$-	$13,600	$-	$6,700
RFID Technology	3,400	42,300	-	20,200
Total Depreciation and Amortization	$3,400	$55,900	$-	$26,900

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Assets and Liabilities related to Discontinued Operations at December 31, 2010 and June 30, 2010 consisted of the following:

	December 31, 2010	June 30, 2010
Assets related to discontinued operations
Accounts receivable, net
RFID Technology	$37,000	$-
Total Accounts receivable, net	$37,000	$-

Inventory, net
Data Storage	$-	$50,000
RFID Technology	2,500	860,900
Total Inventory, net	$2,500	$910,900

Costs and estimated earnings in excess of billings
RFID Technology	$-	$95,200
Total costs and estimated earnings in excess of billings	$-	$95,200

Prepaid expenses and other assets
RFID Technology	$-	$328,800
Total prepaid expenses and other assets	$-	$328,800

Property, plant and equipment, net
RFID Technology	$-	$59,400
Total costs and estimated earnings in excess of billings	$-	$59,400

Goodwill
RFID Technology	$-	$576,700
Total costs and estimated earnings in excess of billings	$-	$576,700

Total	$39,500	$1,971,000

Liabilities related to assets held for sale
Billings in excess of costs and estimated earnings
RFID Technology	$23,500	$98,700
Total billings in excess of costs and estimated earnings	$23,500	$98,700

Deferred warranty revenue and customer advances
RFID Technology	$751,700	$768,100
Total deferred warranty revenue and customer advances	$751,700	$768,100

Accounts payable and accrued expenses
RFID Technology	$657,900	$631,300
Total accounts payable and accrued expenses	$657,900	$631,300

Total liabilities related to assets held for sale	$1,433,100	$1,498,100

Note E – Deferred Revenue

Deferred revenues at December 31, 2010 and June 30, 2010 consist of the following:

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

	December 31,	June 30,
	2010	2010
	(unaudited)
Deferred revenue	$654,800	$684,800
Less - current portion	(325,000)	(309,300)
Deferred revenue - long term	$329,800	$375,500

Note F - Loss Per Share

Basic and diluted loss per share of common stock was computed by dividing net loss by the weighted average number of shares of common stock outstanding.

Diluted earnings per share are computed based on the weighted average number of shares of common stock and dilutive securities outstanding during the period.  Dilutive securities are options, warrants, and convertible debt that are freely exercisable into common stock at less than the prevailing market price.  Dilutive securities are not included in the weighted average number of shares when inclusion would increase the earnings per share or decrease the loss per share. As of December 31, 2010, there were zero potentially dilutive securities included in the weighted average shares of common stock outstanding as inclusion of outstanding stock options, warrants, and stock issuable upon conversion of debt or preferred stock would be anti-dilutive.

Note G – Equity

During the six months ended December 31, 2010, the Company issued a total of 840,300 shares of Class A Common Stock.  Included were 3,100 shares issued for services valued at $5,300, 1,100 shares issued for payment of notes and interest valued at $2,100, 256,200 shares issued for exercise of warrants valued at $304,800 and  384,300 shares coupled with 95,100 warrants to purchase Class A Common Stock at $2.64 per share, valued at $612,400, net of $55,400 in expenses issued in a private offering to accredited investors, 16,600 common shares issued in payment of certain Series D Preferred Dividend obligations, valued at $27,100, 34,300 common shares issued in payment of certain Series E Preferred Dividend obligations, valued at $54,900, 129,700 shares, valued at $518,900, issued in the conversion of 51,900 Series D Preferred shares to common shares, and 15,000 shares, valued at $45,000, issued in the conversion of 10,000 Series E Preferred shares to common shares.

The Company declared and paid dividends-in-kind on the Company’s Series B Convertible Preferred Stock through the issuance of 5,600 shares of Series B Preferred Stock valued at $56,000.  The Company’s Preferred Stocks are more fully discussed in the Form 10-K for the year ended June 30, 2010.

    On September 16, 2010, the Board of Directors approved the immediate re-pricing of certain outstanding stock options (approximately 866,000 shares to forty-nine individuals) held by current Officers, Directors and employees to $1.50 per share, a 7.9% premium to the closing market price on September 15, 2010 of $1.39.  The compensation value created by the re-pricing, as determined under the Black Scholes method, was approximately $298,400 and under current accounting rules results in a non cash expense in current and future periods, not to exceed the vesting periods of the stock options.  The Company elected to expense in the current quarter the entire increase in stock based compensation resulting from the re-pricing.  Accordingly, the value of employee stock-based compensation recognized for the six months ended December 31, 2010 amounted to $400,700, including the $298,400 discussed above, compared to $239,000 recognized in the comparable six months of the prior fiscal year.  See Note B – Stock-Based Compensation for additional discussion related to employee stock-based compensation.

    During October 2010, the Company raised $304,800 through the exercise of 256,200 warrants.  On October 13, 2010, the Company’s Board of Directors approved the re-pricing of certain warrants, held by non officers and directors, to purchase 256,200 shares of the Company’s Class A Common Stock.  The warrants, with exercise prices

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

ranging from $4.00 to $14.40 per share, were re-priced to $1.19 per share, reflecting an approximate 15% discount from the then current market, and required the warrants to be exercised through October 21, 2010.  If the warrants were not exercised by the October 21, 2010 date, the exercise price reverted back to the pre-adjusted price.  The warrant re-pricing discount represented the Company's estimate of market value, net of costs, of a private placement of an equal amount and was completed to raise required working capital for the Company.

At June 30, 2010, the Company reported 2,000 treasury shares, valued at $30,000, representing the estimated number of Alanco shares to be distributed upon the liquidation of a private Company in which Alanco had ownership.  During the quarter ended December 31, 2010, the Company received $18,200 as partial liquidation of its investment.  In January 2011, the Company received another $2,800 as a final distribution and accordingly the Company reduced treasury shares at December 31, 2010 to 200 valued at $2,800, resulting in a loss of approximately $9,000, reported in the current quarter as other expense.

Note H – Related Party Transactions

The Company has a line of credit agreement (“Agreement”), more fully discussed in the Company’s Form 10-K for the year ended June 30, 2010 with a private trust (“Lender”) controlled by Mr. Donald Anderson, a greater than five percent stockholder of the Company.  Mr. Anderson’s investments in the Company are more fully discussed in Note I (below) – Line of Credit and Term Loan and in the Company’s Form 10-K for the fiscal year ended June 30, 2010.

At December 31, 2010 the principal balance due under the Agreement was $4.2 million compared to $5.7 million at June 30, 2010.  During the quarter ended September 30, 2010, the Company paid $1.8 million against the credit line from the sale of the net RFID Technology segment assets.  During the quarter ended December 31, 2010, the Company borrowed $300,000 under the Agreement.  See Note I – Line of Credit and Term Loan for additional discussion of the Agreement.

As discussed in the equity footnote above, during the six months ended December 31, 2010, the Company issued a total of 16,600 shares of Class A Common Stock, valued at $27,100, in payment of Series D Preferred Stock dividends. 5,100 or 30.7% of the Class A Common Stock issued as Series D Preferred Stock dividend payments went to officers and directors of the Company.

On December 16, 2010, the Company issued a $100,000 note payable to an officer and director for an additional $100,000 of working capital provided to the Company.  The note is unsecured, bears interest at a rate of 12% and is payable within thirty (30) days following written demand for such payment by the Holder.

Note I – Line of Credit and Term Loan

On December 16, 2010, the Company and the Anderson Family Trust agreed to an amendment to the Company’s line of credit which reduced the credit limit on the line to $4.2M from $4.7M, extended the maturity date to January 31, 2011 and decreased the conversion price from $10.00 to $1.37 on the $1 million convertible portion of the debt.  The amendment also restricted the $1 million convertible portion to an event of default and placed restrictions on the Company's issuance of stock.  The amendment allows for other changes to the credit limit in certain circumstances.

At December 31, 2010, the Company had an outstanding balance under the line of credit agreement of $4,200,000. The balance is under a $4.2 million line of credit agreement with a private trust, entered into in June 2002 and last modified during February of 2011, which extended the maturity date to February 18, 2011 to allow the Company time to evaluate available strategic alternatives.  Under the Agreement, the Company must maintain a minimum balance due of at least $2.5 million through the February 18, 2011 maturity date.  Interest is accrued at the prime rate plus 3% (6.25% at December 31, 2010) for any balance up to $2 million and 12% on balances in excess of $2 million.

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

The Company received a letter of resignation on October 4, 2010, from Don Anderson as a member of the Company’s Board of Directors, effective immediately.  Mr. Anderson is the owner of approximately 8.6% of the Company’s Class A Common Stock, Chairman of the Independent Directors/Nominating Committee, member of the Company’s Board of Directors and Trustee of the Anderson Trust, and provider of the Company’s Line of Credit arrangement discussed above.  A copy of the resignation, with attachments, submitted with the resignation letter was filed as an Exhibit 99.2 to Form 10-K for fiscal year ended June 30, 2010.

In his resignation letter, Mr. Anderson states that the company’s auditors have taken a “position” in regards to the additional borrowing capacity available under The Anderson Family Trust Line of Credit.  The independent public accountants have taken no such position.  In fact, the independent auditors have stated that “at no time were we engaged to render a separate opinion as to the borrowing capacity available under The Anderson Line of Credit and we have had no communications with Mr. Anderson in regards to this matter.”

As noted above, the Trust advanced $300,000 under the agreement during the month of December 2010.  In addition, the maturity date was extended through February 18, 2011 to allow the Company to evaluate available strategic alternatives.  During the quarter ended December 31, 2010, the Company also made the final $100,000 payment on a $4 million term loan financing completed in September of 2006 with ComVest Capital LLC.

Note J – Legal

The Company’s subsidiary, StarTrak Systems, has recently been made a defendant concerning certain patent infringement claims as follows:

Arrivalstar S.A, et all. v. StarTrak Systems, LLC, et al.  Case No.: 4:10-CV-0033.  This action is a patent infringement action venued in the United States District Court for the Northern District of Indiana.  StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.

Innovative Global Systems LLC v. StarTrak Systems, LLC, et al.  Case No.: 6:10-CV-00327.  This action is another patent infringement action venued in the United States District Court for the Eastern District of Texas.  Again, StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.

Both of these lawsuits are quite early in the discovery stage and StarTrak’s counsel has not had the opportunity to form an opinion concerning the likely outcome.  However, the Company’s management believes that the suits are without merit and the Company will vigorously defend itself in the matters.

The Company may also, from time to time, be involved in litigation arising from the normal course of business.  As of December 31, 2010 there was no such litigation pending deemed material by the Company.

ALANCO TECHNOLOGIES, INC.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) (continued)

Note K – Subsequent Events

The Company and The Anderson Family Trust agreed in January 2011 and again in February 2011 to amend the Line of Credit Agreement extending the maturity date.  The last amendment extended the maturity date to February 18, 2011.  The Company is working with the lender and expects reasonable future extension requests to be granted.  For more information see Note I (above) – Line of Credit and Term Loan and the Company’s Form 10-K for the fiscal year ended June 30, 2010.

The Company issued 26,700 shares of its Class A Common Stock in payment of Series D Preferred and Series E Preferred Dividends.  The shares were valued at approximately $38,700 and 2,800 shares valued at approximately $4,100 or 10.5% were issued to officers and directors of the Company.

On February 11, 2011, the Company received claims and threatened litigation from Tim Slifkin (“Slifkin”) and Tom Robinson (“Robinson”), a director and executive officer, respectively, (both employees of StarTrak) alleging that the Company had not recorded a total of approximately $630,000 of salaries, finders fees and commissions allegedly earned by Slifkin and Robinson and payable at December 31, 2010.  In addition, Slifkin and Robinson claimed that upon the completion of future anticipated transactions they will be owed an additional $335,000 each for a total additional liability of $770,000.

The unsubstantiated claims received were forwarded to the Company’s Board of Directors, Company legal counsel and the Company’s independent auditors for review and evaluation.  To validate the claims, the Company’s auditors requested from Slifkin (Robinson was traveling and could not be reached) that all available documentation, contracts, and calculations supporting the claims be provided to the auditors.  Slifkin has not responded to the auditor request and therefore, no documentation or support for the claims has been provided at this time.  The Company has not recorded any portion of the unsubstantiated claims at December 31, 2010 and believes, in conjunction with its legal counsel, the claims, as well as any other allegations by Slifkin and Robinson, to be without merit.  The Company intends to vigorously defend its position.

Note L – Liquidity

During the six months ended December 31, 2010, the Company reported a net loss of approximately $2.1 million. During fiscal year ended June 30, 2010, the Company reported a net loss from continuing operations of approximately $2.6 million.    Although the Company raised additional capital during the current quarter and prior year, the significant losses raise doubt about the ability of the Company to continue as a going concern.  During fiscal 2011, the Company expects to meet its working capital and other cash requirements with its current cash reserves, cash generated from operations, its borrowing capacity, and other financing as required.  While the Company believes that it will succeed in attracting additional capital and generate capital from operations, there can be no assurance that the Company’s efforts will be successful.  The Company’s continued existence is dependent upon its ability to achieve and maintain profitable operations.  As a result, the Company’s independent registered public accounting firm issued a going concern opinion on the consolidated financial statements of the Company for the fiscal year ended June 30, 2010. The condensed consolidated financial statements do not include any adjustments that might result from the outcome of these uncertainties.

ALANCO TECHNOLOGIES, INC.

Item 2 - MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

Forward-Looking Statements:  Except for historical information, the statements contained herein are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts.  The words “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” ”should,” “plan,” “could,” “target,” “potential,” “is likely,” “will,” “expect” and similar expressions, as they relate to the Company are intended to identify forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended.   From time to time, the Company may publish or otherwise make available forward-looking statements of this nature.  All such forward-looking statements are based on the expectations of management when made and are subject to, and are qualified by, risks and uncertainties that could cause actual results to differ materially from those expressed or implied by those statements. These risks and uncertainties include, but are not limited to, the following factors, among others, that could affect the outcome of the Company's forward-looking statements: general economic and market conditions; reduced demand for information technology equipment; competitive pricing and difficulty managing product costs; development of new technologies which make the Company's products obsolete; rapid industry changes; failure by the Company's suppliers to meet quality or delivery requirements; the inability to attract, hire and retain key personnel; failure of an acquired business to further the Company's strategies; the difficulty of integrating an acquired business; undetected problems in the Company's products; the failure of the Company's intellectual property to be adequately protected; unforeseen litigation; unfavorable result of current pending litigation; the ability to maintain sufficient liquidity in order to support operations; the ability to maintain satisfactory relationships with lenders and to remain in compliance with financial loan covenants and other requirements under current banking agreements; the ability to maintain satisfactory relationships with suppliers; federal and/or state regulatory and legislative actions; customer preferences and spending patterns; the ability to implement or adjust to new technologies and the ability to secure and maintain key contracts and relationships.  New risk factors emerge from time to time and it is not possible  to accurately predict all such risk factors, nor can we assess the impact of all such risk factors on our business or the extent to which any risk factor, or combination of risk factors, may cause results to differ materially from those contained in any forward-looking statements. Except as otherwise required by applicable law, we undertake no obligation to publicly update or revise any forward-looking statements or the risk factors described in this Quarterly Report or in the documents we incorporate by reference, whether as a result of new information, future events, changed circumstances or any other reason after the date of this Quarterly Report on Form 10-Q.

ALANCO TECHNOLOGIES, INC.

Critical Accounting Policies and Estimates

Management’s discussion and analysis of financial condition and results of operations are based upon the condensed consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America and pursuant to the rules and regulations of the United States Securities and Exchange Commission.  The preparation of our financial statements requires the use of estimates and judgments that affect the reported amounts of assets, liabilities, revenues and expenses, and related disclosure of contingent liabilities.  On an ongoing basis, estimates are revalued, including those related to areas that require a significant level of judgment or are otherwise subject to an inherent degree of uncertainty.  These areas include allowances for doubtful accounts, inventory valuations, carrying value of goodwill and intangible assets, estimated profit and estimated percent complete on uncompleted contracts in process, stock-based compensation, income and expense recognition, income taxes, ongoing litigation, and commitments and contingencies.  Our estimates are based upon historical experience, observance of trends in particular areas, information and/or valuations available from outside sources and on various other assumptions that we believe to be reasonable under the circumstances and which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources.  Actual amounts may materially differ from these estimates under different assumptions and conditions.

Accounting policies are considered critical when they are significant and involve difficult, subjective or complex judgments or estimates.   We considered the following to be critical accounting policies:

Principles of consolidation – The condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.  All material intercompany accounts and transactions have been eliminated in consolidation.

Revenue recognition – The Company recognizes revenue, net of anticipated returns, at the time products are shipped to customers, or at the time services are provided.  Revenue from material long-term contracts that extend over a reporting period in all business segments are recognized on the percentage-of-completion method for individual contracts, commencing when significant costs are incurred and adequate estimates are verified for substantial portions of the contract to where experience is sufficient to estimate final results with reasonable accuracy.  Revenues are recognized in the ratio that costs incurred bear to total estimated costs. Changes in job performance, estimated profitability and final contract settlements would result in revisions to cost and income, and are recognized in the period in which the revisions were determined.  Contract costs include all direct materials, subcontracts, labor costs and those direct and indirect costs related to contract performance. General and administrative costs are charged to expense as incurred.  At the time a loss on a contract is known, the entire amount of the estimated ultimate loss is accrued.

Long-lived assets and intangible assets – The Company reviews carrying values at least annually or whenever events or circumstances indicate the carrying values may not be recoverable through projected discounted cash flows.

Fair value of financial instruments – The estimated fair values for financial instruments are determined at discrete points in time based on relevant market information.  These estimates involve uncertainties and cannot be determined with precision.  The carrying amounts of accounts receivable, accounts payable, accrued liabilities, and notes payable approximate fair value given their short-term nature or with regards to long-term notes payable based on borrowing rates currently available to the Company for loans with similar terms and maturities.

Results of Operations

(A)             Three months ended December 31, 2010 versus three months ended December 31, 2009

Net Sales
Net sales from continuing operations for the second fiscal quarter ended December 31, 2010 were $3,958,200, an increase of $331,000, or 9.1%, compared to net sales of $3,627,200 reported for the comparable quarter of the prior year. The increase resulted from increased hardware shipments and monitoring revenues compared to the quarter ended December 31, 2009.  Although revenues are affected by general economic conditions and  may fluctuate on a quarter to

ALANCO TECHNOLOGIES, INC.

quarter comparison, management believes that both hardware sales and monitoring revenues will continue to increase throughout fiscal year 2011 through new product introductions and increased market penetration.

Gross Profit
Gross profit from continuing operations for the quarter ended December 31, 2010 amounted to $1,482,900 an increase of $152,800, or 11.5%, compared to $1,330,100 in gross profit reported for the comparable quarter of the prior year.   The gross profit increase was due to the increase in sales as gross margin increased slightly to 37.5% for the quarter ended December 31, 2010 as compared to 36.7% for the same period of the prior year.  Gross margin can be impacted in all business segments by economic conditions and specific market pressures. Management does expect current fiscal year gross margins will continue to improve compared to the same periods in the prior year.

Selling, General and Administrative Expenses
Selling, general and administrative (“SG&A”) expenses for the quarter ended December 31, 2010 were $1,587,500, a $351,600, or 28.4% increase when compared to the $1,235,900 reported for the comparable period of the prior year.  The increase resulted primarily from increased head count, salaries, and sales expenses.

Corporate expenses reported for the current quarter of $282,900 represents an increase of $13,200, or 4.9% increase when compared to $269,700 reported for the quarter ended December 31, 2009.  Corporate expenses for the three months ended December 31, 2010 increased primarily due to slight increases in consulting and operating expenses.

Amortization of stock-based compensation reported for the quarter ended December 31, 2010 decreased to $59,800, a decrease of $10,400 or 14.8% when compared to $70,200 reported in the same quarter of the prior year.  The decrease is reflective of outstanding options during the current quarter as compared to the same quarter of the prior year.

Depreciation and amortization expense for the quarter decreased to $126,300, a decrease of $8,200, or 6.1% when compared to depreciation and amortization expense of $134,500 for the same quarter of the prior year.  The decrease is due to certain fixed assets reaching full depreciation in prior periods.

Operating Loss
Operating Loss for the quarter ended December 31, 2010 was ($573,600) compared to an Operating Loss of   ($380,200) reported for the same quarter of the prior year, an increase of ($193,400), or 50.9%.  The increased operating loss is the net result of increased operating expenses as noted above.

Other Income and Expense
Net interest expense for the quarter decreased to $86,300, a decrease of $119,100, or 58%, compared to net interest expense of $205,400, for the same quarter in the prior year.  The decrease is due to reduced borrowing and a reduction in loan amortization costs during the quarter ended December 31, 2010 compared to the prior year quarter.  Other expense increased to $9,000 due to a write down in the value of an investment.

Loss From Continuing Operations
Loss from continuing operations for the quarter increased $82,200, or 14% to ($668,900) from ($586,700) in the quarter ended December 31, 2009.

Discontinued Operations
The Company reported a loss from Discontinued Operations for the quarter ended December 31, 2010 of ($100,000), a decrease of $503,600 compared to a loss from Discontinued Operations of ($603,600) reported for the comparable quarter of the prior year.  The significant decrease in loss from discontinued operations resulted from the sale of the discontinued operations during the quarter ended September 30, 2010.  The ($100,000) loss from discontinued operations for the current quarter represents an additional impairment charge necessary to reflect the estimated decrease in asset value due to the buyer ceasing operation of the company that acquired the discontinued operation’s assets.

ALANCO TECHNOLOGIES, INC.

(Loss) Earnings before Interest, Taxes, Dividends, Depreciation & Amortization (EBITDA)
The Company believes that earnings (loss) before net interest expense, income taxes, depreciation and amortization (EBITDA) is an important measure used by management to measure performance.  EBITDA may also be used by certain investors to compare and analyze our operating results between accounting periods.  However, EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance or liquidity.  EBITDA from Continuing Operations for Alanco’s 2011 fiscal year second quarter was a loss of ($456,300) an increase of ($209,500) when compared to an EBITDA loss of ($246,800) for the same quarter of the prior fiscal year.  EBITDA before Stock-based compensation and Corporate Expense for the current quarter was a loss of ($113,600), a decrease of $206,700, when compared to an income of $93,100 for the comparable quarter of the prior year.  A reconciliation of the EBITDA calculations is presented below:

EBITDA RECONCILIATION to NET LOSS FROM CONTINUING OPERATIONS
(Unaudited)
	3 months ended	3 months ended
	December 31,	December 31,
	2010	2009
EBITDA before Stock-based compensation
and Corporate Expense	$(113,600)	$93,100

Corporate Expense	(282,900)	(269,700)
Stock-based compensation	(59,800)	(70,200)

EBITDA	(456,300)	(246,800)

Net interest expense	(86,300)	(205,400)
Depreciation and amortization	(126,300)	(134,500)

NET LOSS FROM CONTINUING OPERATIONS	$(668,900)	$(586,700)

Dividends
Preferred stock dividend expense for the three months ended December 31, 2010 was $79,800, a decrease of $37,900, or 32.2%, compared to the $117,700 in preferred stock dividends recorded in the comparable period of the prior fiscal year. The decrease resulted primarily from a reduction of Series D Preferred Stock outstanding and the dividend rate reduction negotiated in March 2010.

Net Loss Attributable to Common Shareholders
Net Loss Attributable to Common Shareholders for the quarter ended December 31, 2010 amounted to ($848,700), or ($.16) per share, a $459,300 improvement when compared to a loss of ($1,308,000), or ($.31) per share in the comparable quarter of the prior year.  The Company anticipates improved future operating results, however, actual results may be affected by unfavorable economic conditions and reduced capital spending budgets.  If the economic conditions in the United States deteriorate or if a wider global economic slowdown occurs, Alanco may experience a material adverse impact on its operating results and business conditions.

(B)           Six months ended December 31, 2010 versus six months ended December 31, 2009

Net Sales
Net sales from continuing operations for the six months ended December 31, 2010 were $7,652,800, an increase of $1,048,700, or 15.9%, compared to net sales of $6,604,100 reported for the comparable period of the prior year.  The increase resulted from increased hardware shipments and monitoring revenues under major contracts during

ALANCO TECHNOLOGIES, INC.

the six months ended December 31, 2010 as compared to the comparable period of the prior year.  Although revenues are affected by general economic conditions and  may fluctuate on a quarter to quarter comparison, management believes that both hardware sales and monitoring revenues will increase throughout fiscal year 2011 through new product introductions and increased market penetration.

Gross Profit
Gross profit from continuing operations for the six months ended December 31, 2010 amounted to $2,686,300, an increase of $83,700, or 3.2% compared to $2,602,600 in gross profit reported for the six month period ended December 31, 2009.   The gross profit increase is reflective of the increase in sales in the current quarter as compared to the same quarter of the prior year.  The gross margin for the six months ended December 31, 2010 was 35.1% as compared to 39.4% for the same six month period of the prior year.  The decrease in gross margin was due primarily to a one-time credit of approximately $200,000 recorded to the data services cost of sales in the prior year quarter ended September 30, 2009, related to a vendor adjustment. Gross margin can be impacted by economic conditions and specific market pressures.  As a result, the changes in gross margins reported for the current period are not considered to be trends.  Management does expect current fiscal year gross margins will improve compared to the same periods in the prior year.

Selling, General and Administrative Expenses
Selling, general and administrative (“SG&A”) expenses for the six months ended December 31, 2010 were $3,135,000, a $704,500, or 29% increase when compared to the $2,430,500 reported for the comparable period of the prior year.  The increase is primarily due to increased head count, salaries, and higher sales and marketing expense.

Corporate expenses reported for the six months ended December 31, 2010 were $585,800, an increase of $155,300, or 36.1%, compared to $430,500 reported for the six months ended December 31, 2009.  The prior year six months ended December 31, 2009 included activity during the quarter ended September 30, 2009 whereby the Arizona Court of Appeals vacated an award of attorney’s fees and damages awarded to the Plaintiff in the Arriad Property lawsuit resulting in the reversal of related accruals in the amount of $126,800.  The current six months ended December 31, 2010 includes an additional release of $25,000 of accruals for the Arraid Property lawsuit.  If both quarters were adjusted for the unusual credits, the corporate expenses for the six months ended December 31, 2010 would reflect an increase of $53,500, or 9.6%, which is primarily due to increased consulting and operating expenses.

Amortization of stock-based compensation reported for the six months ended December 31, 2010 increased to $397,700, an increase of $158,700, or 66.4% when compared to $239,000 for the same six months of the prior year.  The net increase is the result of the Company’s election to re-price certain employee stock options during the quarter ended September 30, 2010, as described above in Note G – Equity, and to expense in the first quarter of the fiscal year the entire $298,400 increase in Black-Scholes value of the re-priced options in the quarter ended September 30, 2010 offset by a reduction in the base stock option expense resulting from less grants in the current period.

Depreciation and amortization expense for the six months ended December 31, 2010 decreased slightly to $256,500, a decrease of $13,600, or 5% when compared to $270,100 in the prior year.  The decrease is due to certain fixed assets reaching full depreciation in prior periods.

Operating Loss
Operating Loss for the six months ended December 31, 2010 was ($1,688,700) compared to an Operating Loss of ($767,500) reported for the same period of the prior year, an increase of ($921,200).  The increased operating loss is primarily due to increased operating expenses and amortization expense related to the stock option re-pricing during the six months ended December 31, 2010 as compared to the same period of the prior year.

Other Income and Expense
Net interest expense for the six months ended December 31, 2010 decreased to $254,100, a decrease of $125,800, or 33.1%, compared to net interest expense of $379,900 for the same period in the prior year.  The decrease is due to reduced borrowing and a reduction in loan amortization costs during the six months ended December 31, 2010 compared to the prior year.

ALANCO TECHNOLOGIES, INC.

The Company reported an increase in Other Expense from ($1,900) in the first six months of the prior fiscal year to ($9,300) reported in the current six month period ended December 31, 2010.  Other expense increased in the current six month period compared to the comparable period of the prior year due to a write down in the value of an investment.

Loss From Continuing Operations
Loss from continuing operations for the six months increased ($802,800), or 69.9% to ($1,952,100) from ($1,149,300) in the six months ended December 31, 2009.  The increased loss is the net result of slightly improved gross profit offset by increased operating expenses.

Discontinued Operations
The Company reported a loss from Discontinued Operations for the six months ended December 31, 2010 of ($100,000), a significant decrease compared to the reported loss from discontinued operations of ($1,106,400) reported for the comparable period of the prior year.  The significant decrease when compared to the prior year reflects the limited activities of the discontinued operations during the current fiscal year due to the sale of the RFID Technology segment assets in the quarter ended September 30, 2010.  The Company recorded an additional impairment charge in the current period of approximately $100,000 on the sale of the data storage segment.

(Loss) Earnings before Interest, Taxes, Dividends, Depreciation & Amortization (EBITDA)
The Company believes that earnings (loss) before net interest expense, income taxes, depreciation and amortization (EBITDA) is an important measure used by management to measure performance.  EBITDA may also be used by certain investors to compare and analyze our operating results between accounting periods.  However, EBITDA should not be considered in isolation or as a substitute for net income, cash flows or other financial statement data prepared in accordance with US GAAP or as a measure of our performance or liquidity.  EBITDA from Continuing Operations for Alanco’s six months ended December 31, 2010 was a loss of ($1,441,500), an increase of $942,200 when compared to an EBITDA loss of ($499,300) for the same period of the prior fiscal year.  EBITDA before Stock-based compensation and Corporate Expense for the current six month period was a loss of ($458,000), a reduction of ($628,200) when compared to income of $170,200 for the comparable period of the prior year.  A reconciliation of the EBITDA calculations is presented below:

EBITDA RECONCILIATION to NET LOSS FROM CONTINUING OPERATIONS
(Unaudited)
	6 months ended	6 months ended
	December 31,	December 31,
	2010	2009
EBITDA before Stock-based compensation
and Corporate Expense	$(458,000)	$170,200

Corporate Expense	(585,800)	(430,500)
Stock-based compensation	(397,700)	(239,000)

EBITDA	(1,441,500)	(499,300)

Net interest expense	(254,100)	(379,900)
Depreciation and amortization	(256,500)	(270,100)

NET LOSS FROM CONTINUING OPERATIONS	$(1,952,100)	$(1,149,300)

Dividends
Dividend expense for the six months ended December 31, 2010 was $159,600, a decrease of $98,600, or

ALANCO TECHNOLOGIES, INC.

38.2% when compared to the $258,200 in preferred stock dividends recorded in the comparable period of the prior fiscal year.   The decrease resulted from a decrease in Series D Preferred Stock outstanding and a negotiated reduction in the Series D dividend rate in March 2010.

Net Loss Attributable to Common Shareholders
Net Loss Attributable to Common Shareholders for the six months ended December 31, 2010 amounted to ($2,211,700), or ($.42) per share, an improvement of $302,200 when compared to a loss of ($2,513,900), or ($.60) per share,  in the comparable six months of the prior year.  Future operating results may be affected by unfavorable economic conditions and reduced capital spending budgets.  If the economic conditions in the United States deteriorate or if a wider global economic slowdown occurs, Alanco may experience a material adverse impact on its operating results and business conditions.

Liquidity and Capital Resources

The Company’s current liabilities at December 31, 2010 exceeded current assets by $3,914,900, resulting in a current ratio of .56 to 1.  At June 30, 2010, current liabilities exceeded current assets by $3,388,900 reflecting a current ratio of .67 to 1.  The change in current ratio at December 31, 2010 versus June 30, 2010 resulted primarily from the repayment of $2 million in current Notes payable as a result of the sales of the RFID Technology segment assets.  The Company’s significant line of credit balance is classified as a current liability at both December 31, 2010 and June 30, 2010.  See Note I – Line of Credit and Term Loan for further details on notes payable.

Consolidated accounts receivable of $1,984,200 at December 31, 2010 (including both continuing and discontinued operations) reflects a decrease of $509,700, or 20.4%, when compared to the $2,493,900 reported as consolidated accounts receivable at June 30, 2010.  The accounts receivable balance at June 30, 2010 includes $204,900 of receivables from business segments reported as “Assets Held for Sale” since the Company had anticipated retaining the accounts receivable balances in a sales transaction.  By December 31, 2010, the operations had been sold and any accounts receivable related primarily to the sales transaction were appropriately reports as “Assets Related to Discontinued Operations.”  If we exclude the $204,900 of accounts receivable related to operations held for sale at June 30, 2010, the remaining balance of $2,289,000 represents the Wireless Asset Management segment, the Company’s only continuing operation.

The Wireless Asset Management segment accounts receivable balance at December 31, 2010 was $1,984,200, a decrease of $304,800, or 13.3%, when compared to the comparable balance at June 30, 2010 of $2,289,000.  The $1,984,200 balance at December 31, 2010 represents forty-seven days sales in receivables compared to an accounts receivable balance at June 30, 2010 of $2,289,000 representing fifty-seven days sales in receivables.

Inventories at December 31, 2010 and June 30, 2010 represent only inventories for the Wireless Asset Management segment and amounted to $1,848,900, an increase of $626,400, or 51.2%, when compared to $1,222,500 at June 30, 2010.  The inventory balance at December 31, 2010 for the Wireless Asset Management segment represents an inventory turnover of 5.4 compared to 7.1 as of June 30, 2010.  The Company does not consider the reduced inventory turnover a trend and anticipates that the calculation will fluctuate from quarter to quarter.

At December 31, 2010, the Company had fully drawn $4.2 million under its line of credit agreement.  See Note I - Line of Credit and Term Loan for additional discussion of the existing line of credit agreement.

Cash used in operations for the six-month period ended December 31, 2010 was $851,500, a decrease of 308,400, or 26.6%, when compared to cash used in operations of $1,159,900 for the comparable period ended December 31, 2009.  The decrease in cash used in operating activities during the six-month period resulted primarily from a decrease in net loss and the net decrease in accounts receivable, customer advances, accounts payable and accrued expenses as offset by increases in inventories and deferred revenue.

During the six-months ended December 31, 2010, the Company reported cash provided by investing activities

ALANCO TECHNOLOGIES, INC.

of $1,995,100 compared to cash used by investing activities of $10,900.  The change reflects the Company’s receipt of proceeds from the sale of net RFID Technology segment assets during the quarter ended September 30, 2010.

Cash used by financing activities for the six-months ended December 31, 2010 amounted to $1,006,500 compared to cash provided by financing activities of $1,127,800 for the six-months ended December 31, 2009.  The change is primarily reflective of the Company’s repayment on borrowings during the quarter ended September 30, 2010 from the proceeds of the sale of the Company’s net RFID Technology segment assets.

The Company believes that additional cash resources may be required for working capital to achieve planned operating results for fiscal year 2011 and, if working capital requirements exceed current availability, the Company anticipates raising capital through additional borrowing, the exercise of stock options and warrants and/or the sale of stock in a private placement.  The additional capital would supplement the projected cash flows from operations and the line of credit agreement in place at December 31, 2010.  If additional working capital is required and the Company is unable to raise the required additional capital, it may materially affect the ability of the Company to achieve its financial plan.  The Company has raised a significant amount of capital in the past and believes it has the ability, if needed, to raise the additional capital to fund the planned operating results for fiscal year 2011.  While the Company believes that it will succeed in attracting additional capital and generate capital from operations from its StarTrak acquisition, there can be no assurance that the Company’s efforts will be successful.  The Company’s continued existence is dependent upon its ability to achieve and maintain profitable operations.  The financial statements do not include any adjustments that might result from the outcome of these uncertainties.

Item 3 – QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK

Not applicable to smaller reporting company.

Item 4 - CONTROLS AND PROCEDURES

(a)   EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES

The Company carried out, under the supervision and with the participation of the Company’s management, including the Company’s Chief Executive Officer and the Company’s Chief Financial Officer, an evaluation of the effectiveness of the design and operation of the Company’s disclosure controls and procedures (as defined in Rules 13a-15(e) and 15d-15(e) under the Securities and Exchange Act of 1934, as amended).  Based on their evaluation, the Company’s Chief Executive Officer and its Chief Financial Officer concluded that, the Company’s disclosure controls and procedures were not effective as of the end of the period covered by this report, because of the material weaknesses previously identified as of June 30, 2010 and the lack of appropriate independent verification supporting the proper disposal of some $415,000 of obsolete inventory, previously reserved, during the quarter ended December 31, 2010.  The inventory was disposed of by a subcontractor at the direction of StarTrak mangement who had reviewed inventory values in previous periods.  Notwithstanding the existence of the material weaknesses identified as of June 30, 2010 and the additional material weaknesses identified during the quarter ended December 31, 2010, management has concluded that the condensed consolidated financial statements in this Form 10-Q fairly present, in all material respects, the Company’s financial position, results of operations and cash flows for the periods and dates presented.

(b)	CHANGES IN INTERNAL CONTROL OVER FINANCIAL REPORTING

There were no changes in our internal control over financial reporting that occurred during our last fiscal quarter that have materially affected, or are reasonably likely to materially affect, our internal control over financial reporting.

The Company  is continuing the process of developing and implementing a remediation plan to address the material weaknesses as described in Item 9(A)T of our June 30, 2010 Form 10-K.

ALANCO TECHNOLOGIES, INC.

The Company has taken or will be taking the following actions to improve internal control over financial reporting:

• During the remaining period through the year ending June 30, 2011, we intend to devote resources to properly assess, and remedy if needed, our control environment and entity-level controls.

• During the remaining period through the year ending June 30, 2011, we will enhance our risk assessment, internal control design and documentation and develop a plan for testing in accordance with applicable standards.

• The Company has instituted additional requirements relative to the disposal of obsolete inventory, requiring written management approvals and third party verfication of the disposal.  In addition, the Company has developed a separate obsolete inventory policy, discussing inventory turnover requirements and net realizable value calculations that will be implemented during the quarter ending March 31, 2011.

• The Company plans to continue to enhance the staffing and competency level within the department with training and periodic reviews.

• The Company has implemented additional review procedures relative to payments to ST Wireless, an India based company that provides software engineering services to StarTrak Systems LLC, to enhance internal controls relative to issues discussed in the Company’s Form 10-K filed on October 7, 2010.

In light of the aforementioned material weakness, management conducted a thorough review of all significant or non-routine adjustments for the six month period ended December 31, 2010.  As a result of this review, management believes that there are no material inaccuracies or omissions of material fact and, to the best of its knowledge, believes that the condensed consolidated financial statements for the six month period ended December 31, 2010 fairly present in all material respects the financial condition and results of operations for the Company in conformity with U.S. generally accepted accounting principles.

PART II.  OTHER INFORMATION

Item 1.  LEGAL PROCEEDINGS

The Company’s subsidiary, StarTrak Systems, has recently been made a defendant concerning certain patent infringement claims as follows:

Arrivalstar S.A, et all. v. StarTrak Systems, LLC, et al.  Case No.: 4:10-CV-0033.  This action is a patent infringement action venued in the United States District Court for the Northern District of Indiana.  StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.

Innovative Global Systems LLC v. StarTrak Systems, LLC, et al.  Case No.: 6:10-CV-00327.  This action is another patent infringement action venued in the United States District Court for the Eastern District of Texas.  Again, StarTrak believes that the plaintiff’s patents are invalid due to prior art, based, in part, upon the substantial commercial activity concerning the patent claims long before the patents were applied for or issued.

Both of these lawsuits are quite early in the discovery stage and StarTrak’s counsel has not had the opportunity to form an opinion concerning the likely outcome.  However, the Company’s management believes that the suits are without merit and the Company will vigorously defend itself in the matters.

The Company may also, from time to time, be involved in litigation arising from the normal course of business.  As of December 31, 2010 there was no such litigation pending deemed material by the Company.

ALANCO TECHNOLOGIES, INC.

Item 2.  UNREGISTERED SALES OF EQUITY SECURITIES AND USE OF PROCEEDS

During the six months ended December 31, 2010, the Company issued 5,600 Shares of Series B Preferred Stock as in-kind dividend payments and a total of 840,300 shares of Class A Common Stock, including 3,100 shares for services rendered, 1,100 shares issued for payment of notes and interest, 256,200 shares issued for the exercise of warrants, 384,300 shares issued in a private offering to accredited investors, 16,600 as Series D Preferred Stock dividends, 34,300 as Series E Preferred Stock dividends, 129,700 shares in the conversion of 51,900 shares of Series D Preferred Stock into Class A Common Stock, and 15,000 shares in the conversion of 10,000 shares of Series E Preferred Stock into Class A Common Stock.

Item 4.  REMOVED AND RESERVED

ALANCO TECHNOLOGIES, INC.

Item 6.  EXHIBITS

31.1	Certification of Chief Executive Officer
31.2	Certification of Chief Financial Officer
32.1	Certification of Chief Executive Officer
32.2	Certification of Chief Financial Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

                                          ALANCO TECHNOLOGIES, INC.
                                                            (Registrant)
/s/ John A. Carlson
John A. Carlson
Chief Financial Officer
Alanco Technologies, Inc.

ALANCO TECHNOLOGIES, INC.

EXHIBIT 31.1
Certification of
Chairman and Chief Executive Officer
of Alanco Technologies, Inc.

I, Robert R. Kauffman, certify that:

1.  I have reviewed this quarterly report on Form 10-Q of Alanco Technologies, Inc.;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the period presented in this report;

4.  The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.  The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:    February 18, 2011

/s/ Robert R. Kauffman
________________________
Robert R. Kauffman
Chairman and Chief Executive Officer

ALANCO TECHNOLOGIES, INC.

EXHIBIT 31.2
Certification of
Vice President and Chief Financial Officer
of Alanco Technologies, Inc.

I, John A. Carlson, certify that:

1.  I have reviewed this quarterly report on Form 10-Q of Alanco Technologies, Inc.;

2.  Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

3.  Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the small business issuer as of, and for, the period presented in this report;

4.  The small business issuer’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the registrant and have:

(a)  Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the small business issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b)  Evaluated the effectiveness of the small business issuer’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

(c)  Disclosed in this report any change in the small business issuer’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the small business issuer’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and

5.  The small business issuer’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the small business issuer’s auditors and the audit committee of the small business issuer’s board of directors (or persons performing the equivalent functions):

(a)  All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the small business issuer’s ability to record, process, summarize and report financial information; and

(b)  Any fraud, whether or not material, that involves management or other employees who have a significant role in the small business issuer’s internal control over financial reporting.

Date:    February 18, 2011

/s/ John A. Carlson
________________________
John A. Carlson
Executive Vice President and Chief Financial Officer

ALANCO TECHNOLOGIES, INC.

EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alanco Technologies, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Robert R. Kauffman, Chairman and Chief Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

                                                                             /s/ Robert R. Kauffman
                                                                             Robert R. Kauffman
                                                                             Chairman and Chief Executive Officer
                                                                             Alanco Technologies, Inc.
Dated:           February 18, 2011

ALANCO TECHNOLOGIES, INC.

EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Alanco Technologies, Inc. (the “Company”) on Form 10-Q for the period ending December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, John A. Carlson, Executive Vice President and Chief Financial Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented.

                                                                             /s/ John A. Carlson
                                                                             John A. Carlson
                                                                             Chief Financial Officer
                                                                             Alanco Technologies, Inc.
Dated:           February 18, 2011